UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

    BlackRock Basic Value V.I. Fund

    BlackRock Capital Appreciation V.I. Fund

    BlackRock Equity Dividend V.I. Fund

    BlackRock Global Allocation V.I. Fund

    BlackRock Global Opportunities V.I. Fund

    BlackRock High Yield V.I. Fund

    BlackRock International V.I. Fund

    BlackRock iShares Alternative Strategies V.I. Fund

    BlackRock iShares Dynamic Allocation V.I Fund

    BlackRock iShares Dynamic Fixed Income V.I. Fund

    BlackRock iShares Equity Appreciation V.I. Fund

    BlackRock Large Cap Core V.I. Fund

    BlackRock Large Cap Growth V.I. Fund

    BlackRock Large Cap Value V.I. Fund

    BlackRock Managed Volatility V.I. Fund

    BlackRock Money Market V.I. Fund

    BlackRock S&P 500 Index V.I. Fund

    BlackRock Total Return V.I. Fund

    BlackRock U.S. Government Bond V.I. Fund

    BlackRock Value Opportunities V.I. Fund

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable

   Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Basic Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

With the price of oil declining sharply in the fourth quarter of 2014, the Fund’s overweight exposure to and stock selection within energy was the largest detractor from performance relative to the benchmark index. In particular, holdings of oil & gas exploration & production companies Apache Corp. and Marathon Oil Corp. accounted for much of the relative weakness. The investment manager remains comfortable with the Fund’s positioning in the energy sector and believe that both companies have high quality assets that will produce substantial value over the longer term.

•

In financials, the Fund’s position in Genworth Financial, Inc. was a significant detractor, as the stock declined after the insurer reported larger-than-expected reserve charges for its long term care business. In addition, the Fund’s lack of exposure to real estate investment trusts, which surged during the period as interest rates trended lower, detracted notably. Stock selection in consumer discretionary also contributed negatively, with positions in both media company Viacom, Inc. and General Motors Co. declining despite the overall positive market environment.

•

Contributing positively to performance was stock selection in industrials, combined with a large underweight position in the sector. In particular, the Fund’s preference within the sector for aerospace and defense companies, as well as its lack of exposure to poor-performing General Electric Co. and machinery stocks, added value. Stock selection in health care also added to performance, with particularly strong results from holdings in the pharmaceuticals industry. AstraZeneca PLC surged on an attempted acquisition by Pfizer, Inc., while both Hospira, Inc. and Teva Pharmaceuticals Industries Ltd. also delivered impressive gains. Positioning in the consumer staples sector had a positive impact on relative returns as well, as The Kroger Co., the Fund’s largest position in the sector, was the leading individual contributor within the Fund for the 12-month period.

Describe recent portfolio activity.

•	During the period, the investment advisor increased the Fund’s investments in the information technology (“IT”) and telecommunication services sectors, and reduced exposure to energy.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in health care, IT and consumer discretionary, while the most significant underweights were industrials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Financials	30%
Health Care	18
Information Technology	14
Energy	12
Consumer Discretionary	10
Consumer Staples	5
Industrials	4
Telecommunication Services	3
Materials	2
Utilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	2.25%	9.93%	13.76%	7.27%
Class II4	2.18	9.75	13.58	7.11
Class III[4]	2.09	9.63	13.44	6.99
Russell 1000® Value Index	4.78	13.45	15.42	7.30

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,022.50	$3.72	$1,000.00	$1,021.53	$3.72	0.73%
Class II	$1,000.00	$1,021.80	$4.59	$1,000.00	$1,020.67	$4.58	0.90%
Class III	$1,000.00	$1,020.90	$5.14	$1,000.00	$1,020.11	$5.14	1.01%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.9%
Honeywell International, Inc.	16,700	$1,668,664
Northrop Grumman Corp.	26,600	3,920,574
Raytheon Co.	68,500	7,409,645
Spirit AeroSystems Holdings, Inc., Class A (a)	56,900	2,448,976

		15,447,859
Airlines — 0.1%
American Airlines Group, Inc.	11,100	595,293
Auto Components — 1.1%
Lear Corp.	57,700	5,659,216
Automobiles — 1.3%
General Motors Co.	195,000	6,807,450
Banks — 11.6%
Citigroup, Inc.	366,100	19,809,671
JPMorgan Chase & Co.	349,646	21,880,847
KeyCorp	182,050	2,530,495
Regions Financial Corp.	385,100	4,066,656
Wells Fargo & Co.	238,900	13,096,498

		61,384,167
Capital Markets — 1.1%
KKR & Co. LP (a)	4,300	99,803
Morgan Stanley	117,900	4,574,520
State Street Corp.	15,400	1,208,900

		5,883,223
Chemicals — 2.0%
Akzo Nobel NV — ADR	236,680	5,396,304
Cabot Corp.	2,300	100,878
Celanese Corp., Series A	26,150	1,567,954
LyondellBasell Industries NV, Class A	43,700	3,469,343

		10,534,479
Communications Equipment — 6.0%
Cisco Systems, Inc.	727,400	20,232,631
QUALCOMM, Inc.	68,380	5,082,685
Telefonaktiebolaget LM Ericsson — ADR	530,880	6,423,648

		31,738,964
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc. (a)	7,870	351,710
Consumer Finance — 5.2%
Capital One Financial Corp.	148,130	12,228,132
Discover Financial Services	192,270	12,591,762
SLM Corp.	265,590	2,706,362

		27,526,256
Containers & Packaging — 0.2%
Crown Holdings, Inc. (a)	25,480	1,296,932
Diversified Financial Services — 1.9%
Intercontinental Exchange, Inc.	3,300	723,657

Common Stocks	Shares	Value
Diversified Financial Services (concluded)
The NASDAQ OMX Group, Inc.	194,160	$9,311,914

		10,035,571
Diversified Telecommunication Services — 1.5%
Verizon Communications, Inc.	174,990	8,186,032
Electronic Equipment, Instruments & Components — 0.7%
Avnet, Inc.	61,880	2,662,078
Corning, Inc.	54,300	1,245,099

		3,907,177
Energy Equipment & Services — 0.1%
Halliburton Co.	5,060	199,010
Noble Corp. PLC	7,600	125,932

		324,942
Food & Staples Retailing — 3.2%
CVS Health Corp.	32,040	3,085,772
The Kroger Co.	218,670	14,040,801

		17,126,573
Food Products — 0.4%
Kellogg Co.	3,900	255,216
Tyson Foods, Inc., Class A	52,380	2,099,914

		2,355,130
Gas Utilities — 0.4%
UGI Corp.	59,595	2,263,418
Health Care Equipment & Supplies — 5.5%
Baxter International, Inc.	120,110	8,802,862
Hologic, Inc. (a)	135,570	3,625,142
Medtronic, Inc.	186,338	13,453,604
Zimmer Holdings, Inc.	29,320	3,325,474

		29,207,082
Health Care Providers & Services — 3.6%
Cigna Corp.	9,590	986,907
Community Health Systems, Inc. (a)	142,560	7,686,835
Laboratory Corp. of America Holdings (a)	16,550	1,785,745
Quest Diagnostics, Inc.	131,500	8,818,390

		19,277,877
Household Durables — 1.8%
Newell Rubbermaid, Inc.	206,550	7,867,489
Tupperware Brands Corp.	22,870	1,440,810

		9,308,299
Household Products — 0.4%
Energizer Holdings, Inc.	17,710	2,276,798
Independent Power and Renewable Electricity Producers — 1.5%
AES Corp.	560,650	7,720,151

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance — 6.8%
ACE Ltd.	22,010	$2,528,509
Aflac, Inc.	4,890	298,730
CNO Financial Group, Inc.	67,600	1,164,072
Genworth Financial, Inc., Class A (a)	451,200	3,835,200
The Hartford Financial Services Group, Inc.	152,761	6,368,606
Lincoln National Corp.	132,257	7,627,261
MetLife, Inc.	38,291	2,071,160
Prudential Financial, Inc.	66,800	6,042,728
The Travelers Cos., Inc.	15,478	1,638,346
XL Group PLC	133,910	4,602,487

		36,177,099
IT Services — 1.3%
Total System Services, Inc.	30,900	1,049,364
The Western Union Co.	114,800	2,056,068
Xerox Corp.	281,490	3,901,451

		7,006,883
Machinery — 0.5%
Stanley Black & Decker, Inc.	25,900	2,488,472
Media — 3.1%
Cablevision Systems Corp., Class A	67,420	1,391,549
Comcast Corp., Special Class A	43,710	2,516,166
The Interpublic Group of Cos., Inc.	80,060	1,662,846
Time Warner Cable, Inc.	9,880	1,502,353
Viacom, Inc., Class B	124,260	9,350,565

		16,423,479
Multiline Retail — 0.4%
Macy’s, Inc.	30,000	1,972,500
Oil, Gas & Consumable Fuels — 11.1%
Apache Corp.	170,670	10,695,889
Gulfport Energy Corp. (a)	108,180	4,515,433
Marathon Oil Corp.	502,612	14,218,893
Marathon Petroleum Corp.	86,400	7,798,464
Suncor Energy, Inc.	237,880	7,559,826
Total SA — ADR	65,541	3,355,699
Valero Energy Corp.	212,100	10,498,950

		58,643,154
Personal Products — 0.2%
Nu Skin Enterprises, Inc., Class A (b)	23,330	1,019,521
Pharmaceuticals — 7.8%
Hospira, Inc. (a)	168,150	10,299,188
Pfizer, Inc.	713,760	22,233,624
Teva Pharmaceutical Industries Ltd. — ADR	148,870	8,561,514

		41,094,326
Real Estate Investment Trusts (REITs) — 0.9%
Outfront Media, Inc.	177,106	4,753,525
Real Estate Management & Development — 0.1%
Jones Lang LaSalle, Inc.	4,920	737,656

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 0.8%
Teradyne, Inc.	200,700	$3,971,853
Software — 4.1%
Microsoft Corp.	175,330	8,144,079
Oracle Corp.	204,750	9,207,607
Symantec Corp.	160,820	4,125,837

		21,477,523
Specialty Retail — 2.2%
The Gap, Inc.	68,820	2,898,010
GNC Holdings, Inc., Class A	185,000	8,687,600

		11,585,610
Wireless Telecommunication Services — 1.3%
Telephone & Data Systems, Inc.	197,254	4,980,663
United States Cellular Corp. (a)	41,761	1,663,341

		6,644,004
Total Common Stocks — 93.2%		493,210,204

Preferred Stocks
Food Products — 0.2%
Tyson Foods, Inc., 4.75% (c)	27,499	1,384,300
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (c)	3,170	373,236
Total Preferred Stocks — 0.3%		1,757,536
Total Long-Term Investments (Cost — $392,578,573) — 93.5%		494,967,740

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	2,354,761	2,354,761

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (d)(e)(f)	$1,051	1,050,868
Total Short-Term Securities (Cost — $3,405,629) — 0.6%		3,405,629
Total Investments (Cost — $395,984,202) — 94.1%		498,373,369
Other Assets Less Liabilities — 5.9%		31,129,582

Net Assets — 100.0%		$529,502,951

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

(d)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,451,333	903,428	2,354,761	$1,268
BlackRock Liquidity Series, LLC, Money Market Series	$1,571,911	$(521,043)	$1,050,868	$59,655

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$494,967,740	—	—	$494,967,740
Short-Term Securities	2,354,761	$1,050,868	—	3,405,629

Total	$497,322,501	$1,050,868	—	$498,373,369

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$720,746	—	—	$720,746
Liabilities:
Collateral on securities loaned at value	—	$(1,050,868)	—	(1,050,868)

Total	$720,746	$(1,050,868)	—	$(330,122)

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Assets and Liabilities

December 31, 2014	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,009,295) (cost — $392,578,573)	$494,967,740
Investments at value — affiliated (cost — $3,405,629)	3,405,629
Cash	720,746
Investments sold receivable	2,577,601
Capital shares sold receivable	33,675,991
Dividends receivable — unaffiliated	406,861
Receivable from Manager	72,726
Securities lending income receivable — affiliated	1,319
Dividends receivable — affiliated	118
Prepaid expenses	2,866

Total assets	535,831,597

Liabilities
Collateral on securities loaned at value	1,050,868
Investments purchased payable	3,713,733
Capital shares redeemed payable	974,426
Investment advisory fees payable	251,484
Distribution fees payable	12,138
Officer’s and Directors’ fees payable	5,039
Other affiliates payable	2,556
Other accrued expenses payable	318,402

Total liabilities	6,328,646

Net Assets	$529,502,951

Net Assets Consist of
Paid-in capital	$425,753,460
Undistributed net investment income	61,982
Accumulated net realized gain	1,298,342
Net unrealized appreciation/depreciation	102,389,167

Net Assets	$529,502,951

Net Asset Value
Class I — Based on net assets of $468,876,438 and 28,560,213 shares outstanding, 300 million shares authorized, $0.10 par value	$16.42

Class II — Based on net assets of $6,232,726 and 380,618 shares outstanding, 100 million shares authorized, $0.10 par value	$16.38

Class III — Based on net assets of $54,393,787 and 3,333,413 shares outstanding, 100 million shares authorized, $0.10 par value	$16.32

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$10,708,728
Securities lending — affiliated — net	59,655
Dividends — affiliated	1,268
Foreign taxes withheld	(194,873)

Total income	10,574,778

Expenses
Investment advisory	2,992,530
Transfer agent	3,384
Transfer agent — Class I	828,738
Transfer agent — Class II	13,035
Transfer agent — Class III	101,042
Distribution — Class II	9,618
Distribution — Class III	128,085
Accounting services	117,716
Professional	70,710
Custodian	54,687
Printing	34,382
Officer and Directors	22,954
Miscellaneous	15,832

Total expenses	4,392,713
Less fees waived by Manager	(1,314)
Less transfer agent fees reimbursed — Class I	(564,054)
Less transfer agent fees reimbursed — Class II	(7,906)
Less transfer agent fees reimbursed — Class III	(54,957)

Total expenses after fees waived and reimbursed	3,764,482

Net investment income	6,810,296

Realized and Unrealized Gain (Loss)
Net realized gain from investments	66,520,534
Net change in unrealized appreciation/depreciation on investments	(26,442,513)

Total realized and unrealized gain	40,078,021

Net Increase in Net Assets Resulting from Operations	$46,888,317

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statements of Changes in Net Assets	BlackRock Basic Value V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$6,810,296	$6,403,867
Net realized gain	66,520,534	60,371,611
Net change in unrealized appreciation/depreciation	(26,442,513)	80,657,302

Net increase in net assets resulting from operations	46,888,317	147,432,780

Distributions to Shareholders From[1]
Net investment income:
Class I	(6,196,076)	(5,902,533)
Class II	(77,358)	(77,574)
Class III	(628,706)	(499,882)
Net realized gain:
Class I	(57,468,228)	—
Class II	(824,074)	—
Class III	(7,203,225)	—

Decrease in net assets resulting from distributions to shareholders	(72,397,667)	(6,479,989)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	52,815,040	(47,526,226)

Net Assets
Total increase in net assets	27,305,690	93,426,565
Beginning of year	502,197,261	408,770,696

End of year	$529,502,951	$502,197,261

Undistributed net investment income, end of year	$61,982	$153,826

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.44	$12.80	$11.43	$11.94	$10.75

Net investment income[1]	0.25	0.22	0.22	0.19	0.17
Net realized and unrealized gain (loss)	1.51	4.65	1.38	(0.48)	1.20

Net increase (decrease) from investment operations	1.76	4.87	1.60	(0.29)	1.37

Distributions from:[2]
Net investment income	(0.27)	(0.23)	(0.23)	(0.22)	(0.18)
Net realized gain	(2.51)	—	—	—	—

Total distributions	(2.78)	(0.23)	(0.23)	(0.22)	(0.18)

Net asset value, end of year	$16.42	$17.44	$12.80	$11.43	$11.94

Total Return[3]
Based on net asset value	9.93%	38.07%	14.05%	(2.45)%	12.80%

Ratios to Average Net Assets
Total expenses	0.85%	0.84%	0.79%	0.67%	0.67%

Total expenses after fees waived and reimbursed	0.72%	0.72%	0.71%	0.67%	0.67%

Net investment income	1.40%	1.41%	1.79%	1.58%	1.57%

Supplemental Data
Net assets, end of year (000)	$468,876	$448,299	$363,954	$366,990	$433,249

Portfolio turnover rate	39%	47%	42%	58%	56%

	Class II
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.40	$12.77	$11.40	$11.91	$10.72

Net investment income[1]	0.22	0.19	0.20	0.17	0.15
Net realized and unrealized gain (loss)	1.51	4.64	1.38	(0.48)	1.21

Net increase (decrease) from investment operations	1.73	4.83	1.58	(0.31)	1.36

Distributions from:[2]
Net investment income	(0.24)	(0.20)	(0.21)	(0.20)	(0.17)
Net realized gain	(2.51)	—	—	—	—

Total distributions	(2.75)	(0.20)	(0.21)	(0.20)	(0.17)

Net asset value, end of year	$16.38	$17.40	$12.77	$11.40	$11.91

Total Return[3]
Based on net asset value	9.75%	37.85%	13.89%	(2.64)%	12.67%

Ratios to Average Net Assets
Total expenses	1.02%	1.01%	0.95%	0.82%	0.82%

Total expenses after fees waived and reimbursed	0.89%	0.89%	0.87%	0.82%	0.82%

Net investment income	1.23%	1.24%	1.63%	1.41%	1.42%

Supplemental Data
Net assets, end of year (000)	$6,233	$6,715	$6,058	$6,462	$8,948

Portfolio turnover rate	39%	47%	42%	58%	56%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$17.35	$12.74	$11.37	$11.89	$10.71

Net investment income[1]	0.20	0.17	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.50	4.62	1.38	(0.49)	1.20

Net increase (decrease) from investment operations	1.70	4.79	1.57	(0.33)	1.34

Distributions from:[2]
Net investment income	(0.22)	(0.18)	(0.20)	(0.19)	(0.16)
Net realized gain	(2.51)	—	—	—	—

Total distributions	(2.73)	(0.18)	(0.20)	(0.19)	(0.16)

Net asset value, end of year	$16.32	$17.35	$12.74	$11.37	$11.89

Total Return[3]
Based on net asset value	9.63%	37.65%	13.81%	(2.78)%	12.51%

Ratios to Average Net Assets
Total expenses	1.11%	1.12%	1.05%	0.92%	0.92%

Total expenses after fees waived and reimbursed	1.00%	1.00%	0.98%	0.92%	0.92%

Net investment income	1.11%	1.14%	1.52%	1.37%	1.33%

Supplemental Data
Net assets, end of year (000)	$54,394	$47,184	$38,758	$35,132	$28,818

Portfolio turnover rate	39%	47%	42%	58%	56%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$1,009,295	$(1,009,295)	—

[1]

Collateral with a value of $1,050,868 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $5,170 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $20,124 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2014, the purchase and sales transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $201,294 and $624,905, respectively.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $192,088,326 and $235,495,669, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$14,843,548	$6,479,989
Long-term capital gains	57,554,119	—

Total	$72,397,667	$6,479,989

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$61,729
Undistributed long-term capital gains	2,965,566
Net unrealized gains[1]	100,722,196

Total	$103,749,491

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$397,651,173

Gross unrealized appreciation	$112,135,175
Gross unrealized depreciation	(11,412,979)

Net unrealized appreciation	$100,722,196

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (concluded)	BlackRock Basic Value V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,527,803	$42,399,921	647,918	$9,960,994
Shares issued in reinvestment of distributions	3,822,932	63,664,304	340,750	5,902,533
Shares redeemed	(3,498,473)	(63,489,519)	(3,713,928)	(56,856,061)

Net increase (decrease)	2,852,262	$42,574,706	(2,725,260)	$(40,992,534)

Class II
Shares sold	361	$6,563	267	$4,171
Shares issued in reinvestment of distributions	54,258	901,432	4,492	77,574
Shares redeemed	(59,950)	(1,082,618)	(93,176)	(1,436,364)

Net decrease	(5,331)	$(174,623)	(88,417)	$(1,354,619)

Class III
Shares sold	921,717	$16,530,075	937,231	$14,650,233
Shares issued in reinvestment of distributions	473,183	7,831,931	29,040	499,882
Shares redeemed	(781,006)	(13,947,049)	(1,289,450)	(20,329,188)

Net increase (decrease)	613,894	$10,414,957	(323,179)	$(5,179,073)

Total Net Increase (Decrease)	3,460,825	$52,815,040	(3,136,856)	$(47,526,226)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Basic Value V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

For financial reporting purposes, the values of certain investments were updated to incorporate information relative to those investments as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on December 31, 2014.

•

Overall, strong relative performance in the second half of 2014 was not enough to offset the weak performance experienced in March and April, when investors fled growth- and momentum-oriented stocks. At the sector level, selection within consumer discretionary was the leading detractor from relative performance, with the internet & catalog retail segment accounting for the majority of the shortfall. Selection within telecommunication services (“telecom”), information technology (“IT”) and industrials also detracted from Fund returns.

•

The largest detractor at the individual stock level was Japanese internet and telecom conglomerate SoftBank Corp. The stock lost ground as investors worried that continued weak results in the company’s Sprint subsidiary would require significant cash infusions. The Fund exited the position as the magnitude of Sprint’s ongoing cash needs was difficult to quantify. Holdings in industrial components manufacturer Precision Castparts Corp. and Chinese online media company SINA Corp. also hindered relative returns. Precision Castparts Corp. missed earnings expectations in three of its last four quarters. Further, following several years of expanding aerospace industry backlogs, concerns arose over the prospect of longer product cycles going forward, limiting multiple expansion for the entire complex of aerospace suppliers. SINA Corp. shares lost ground amid a confluence of factors in the first half of the period, including China growth concerns, the slump in U.S. technology shares, worries about user growth for the company’s social media platform Weibo and overall margins for 2014, and turmoil in emerging markets. The position was ultimately sold. Lastly, an underweight in Apple Inc. early in the 12-month period detracted, as the stock recorded strong gains following solid earnings reports. The Fund reestablished a position in Apple Inc. during the second quarter of 2014, given increasing confidence around upcoming product cycles, emerging markets penetration and gross margin stabilization.

•	Conversely, relative performance was supported by selection within health care, with notable strength among pharmaceutical and biotechnology holdings. The largest individual contributor was Regeneron Pharmaceuticals, Inc. The stock climbed after the company’s leading drug Eylea was approved for a second indication, the treatment of diabetic macular edema. In addition, the stock was supported by multinational pharmaceutical firm Sanofi’s increased stake in the company and positive clinical results for several drugs. A position in pharmaceutical company AbbVie, Inc. also outperformed, as the market began to appreciate the much better-than-expected growth and sales of top-selling drug Humira, as well as the company’s strong pipeline of drugs, including therapies for hepatitis C, liquid tumors and multiple sclerosis. Moreover, the company continues to trade at a discount relative to its pharmaceutical peers in the United States and Europe. Elsewhere in the portfolio, Union Pacific Corp. added to performance, benefiting from both an improving domestic economy and tight capacity in freight markets, which is a boon for rail pricing. In addition, the company was viewed as a relatively safe holding given very low oil and gas industry exposure and a largely domestic footprint, which helped to further support its valuation. An additional contribution came from the Fund’s lack of exposure to International Business Machines Corp., as its ongoing commoditization by the cloud, mobile and infrastructure markets resulted in the company’s worst earnings miss in 10 years. The Fund remains underweight the stock as these secular headwinds, along with the company’s underinvestment over the last several years, will likely make it difficult to show material growth.

Describe recent portfolio activity.

•

On a sector basis, the Fund’s weighting in health care significantly increased over the 12-month period, most notably in pharmaceuticals, health care providers & services and biotechnology. The allocation to IT increased as well, mainly within hardware. The Fund’s weighting decreased in industrials, particularly electrical equipment and aerospace & defense. Exposure to consumer discretionary also declined, largely within internet & catalog retail and media, with reductions in telecom as well.

Describe portfolio positioning at period end.

•

The Fund’s largest sector overweights relative to the Russell 1000® Growth Index were health care, in particular pharmaceuticals and biotechnology, and IT, with an emphasis on internet software & services. Consumer discretionary was also a sizable overweight, especially media and internet & catalog retail. The largest underweight remained consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Fund Summary as of December 31, 2014	BlackRock Capital Appreciation V.I. Fund

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	35%
Consumer Discretionary	23
Health Care	23
Industrials	7
Financials	5
Consumer Staples	3
Energy	3
Materials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	8.25%	9.02%	12.59%		7.25%
Class III[5]	8.01	8.68	12.30	[7]	6.98	[7]
Russell 1000® Growth Index	6.34	13.05	15.81		8.49
S&P 500® Index	6.12	13.69	15.45		7.68

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,082.50	$4.20	$1,000.00	$1,021.17	$4.08	0.80%
Class III	$1,000.00	$1,080.10	$5.56	$1,000.00	$1,019.86	$5.40	1.06%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Disclosure of Expenses	BlackRock Capital Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments December 31, 2014	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.1%
Precision Castparts Corp.	34,157	$8,227,738
Airlines — 1.9%
Spirit Airlines, Inc. (a)	97,592	7,376,003
Auto Components — 0.7%
Delphi Automotive PLC	39,586	2,878,694
Beverages — 0.6%
Constellation Brands, Inc., Class A (a)	24,734	2,428,137
Biotechnology — 8.4%
Gilead Sciences, Inc. (a)	42,067	3,965,235
Regeneron Pharmaceuticals, Inc. (a)	18,507	7,592,497
United Therapeutics Corp. (a)	90,926	11,774,008
Vertex Pharmaceuticals, Inc. (a)	86,865	10,319,562

		33,651,302
Chemicals — 0.6%
Ecolab, Inc.	22,986	2,402,497
Consumer Finance — 1.4%
Discover Financial Services	83,586	5,474,047
Diversified Financial Services — 2.3%
Berkshire Hathaway, Inc., Class B (a)	26,629	3,998,344
Moody’s Corp.	56,091	5,374,079

		9,372,423
Food & Staples Retailing — 1.5%
CVS Health Corp.	29,231	2,815,238
Whole Foods Market, Inc.	63,518	3,202,577

		6,017,815
Food Products — 0.8%
The Hershey Co.	31,706	3,295,205
Health Care Equipment & Supplies — 0.7%
Intuitive Surgical, Inc. (a)	5,430	2,872,144
Health Care Providers & Services — 2.9%
Express Scripts Holding Co. (a)	96,249	8,149,403
Humana, Inc.	25,014	3,592,761

		11,742,164
Health Care Technology — 0.8%
athenahealth, Inc. (a)(b)	22,504	3,278,833
Hotels, Restaurants & Leisure — 2.5%
Starbucks Corp.	79,071	6,487,775
Wynn Resorts Ltd.	22,185	3,300,241

		9,788,016
Internet & Catalog Retail — 4.5%
Netflix, Inc. (a)	23,676	8,087,958
TripAdvisor, Inc. (a)	132,735	9,909,995

		17,997,953
Internet Software & Services — 17.3%
Alibaba Group Holding Ltd. (a)	60,991	6,339,404
Alibaba Group Holding Ltd. — ADR (a)	2,100	218,274
Baidu, Inc. — ADR (a)	43,128	9,831,890
Facebook, Inc., Class A (a)	226,974	17,708,511
Google, Inc., Class A (a)	19,732	10,470,983
LinkedIn Corp., Class A (a)	46,105	10,590,779

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Yahoo!, Inc. (a)	278,400	$14,061,984

		69,221,825
IT Services — 7.1%
Alliance Data Systems Corp. (a)	33,659	9,628,157
Visa, Inc., Class A	72,069	18,896,492

		28,524,649
Media — 10.0%
Liberty Global PLC, Series A (a)	253,256	12,714,717
Time Warner, Inc.	64,367	5,498,229
Twenty-First Century Fox, Inc., Class A	387,060	14,865,039
The Walt Disney Co.	75,556	7,116,620

		40,194,605
Multiline Retail — 2.0%
Dollar General Corp. (a)	113,156	8,000,129
Oil, Gas & Consumable Fuels — 2.8%
Concho Resources, Inc. (a)	67,664	6,749,484
Pioneer Natural Resources Co.	19,167	2,853,008
Range Resources Corp.	30,048	1,606,066

		11,208,558
Pharmaceuticals — 10.3%
AbbVie, Inc.	254,798	16,673,981
Mallinckrodt PLC (a)	33,302	3,297,897
Perrigo Co. PLC	51,665	8,636,321
Valeant Pharmaceuticals International, Inc. (a)	88,035	12,598,689

		41,206,888
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	51,884	4,083,271
Road & Rail — 3.0%
Union Pacific Corp.	99,590	11,864,157
Software — 5.9%
Oracle Corp.	83,390	3,750,048
salesforce.com, Inc. (a)(b)	187,554	11,123,828
VMware, Inc., Class A (a)	57,502	4,745,065
Workday, Inc., Class A (a)(b)	46,316	3,779,849

		23,398,790
Specialty Retail — 1.1%
The Home Depot, Inc.	42,980	4,511,611
Technology Hardware, Storage & Peripherals — 4.5%
Apple Inc.	161,128	17,785,309
Textiles, Apparel & Luxury Goods — 2.7%
lululemon athletica, Inc. (a)(b)	97,505	5,439,804
Michael Kors Holdings Ltd. (a)	73,551	5,523,680

		10,963,484
Total Common Stocks — 99.4%		397,766,247

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Preferred Stock	Shares	Value
Software — 0.9%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,858,021) (a)(c)	466,235	$3,529,399
Total Long-Term Investments (Cost — $342,554,074) — 100.3%		401,295,646

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	1,669,942	1,669,942

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (d)(e)(f)	$16,360	$16,360,294
Total Short-Term Securities (Cost — $18,030,236) — 4.5%		18,030,236
Total Investments (Cost — $360,584,310) — 104.8%		419,325,882
Liabilities in Excess of Other Assets — (4.8)%		(19,016,949)

Net Assets — 100.0%		$400,308,933

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $3,529,399 and an original cost of $2,858,021 which was 0.9% of its net assets.

(d)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,786,098	(116,156)	1,669,942	$1,972
BlackRock Liquidity Series, LLC, Money Market Series	$14,128,372	$2,231,922	$16,360,294	$39,581

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$8,227,738	—	—	$8,227,738
Airlines	7,376,003	—	—	7,376,003
Auto Components	2,878,694	—	—	2,878,694
Beverages	2,428,137	—	—	2,428,137
Biotechnology	33,651,302	—	—	33,651,302
Chemicals	2,402,497	—	—	2,402,497
Consumer Finance	5,474,047	—	—	5,474,047
Diversified Financial Services	9,372,423	—	—	9,372,423
Food & Staples Retailing	6,017,815	—	—	6,017,815
Food Products	3,295,205	—	—	3,295,205
Health Care Equipment & Supplies	2,872,144	—	—	2,872,144
Health Care Providers & Services	11,742,164	—	—	11,742,164
Health Care Technology	3,278,833	—	—	3,278,833
Hotels, Restaurants & Leisure	9,788,016	—	—	9,788,016
Internet & Catalog Retail	17,997,953	—	—	17,997,953
Internet Software & Services	69,221,825	—	—	69,221,825
IT Services	28,524,649	—	—	28,524,649
Media	40,194,605	—	—	40,194,605
Multiline Retail	8,000,129	—	—	8,000,129
Oil, Gas & Consumable Fuels	11,208,558	—	—	11,208,558
Pharmaceuticals	41,206,888	—	—	41,206,888
Real Estate Investment Trusts (REITs)	4,083,271	—	—	4,083,271
Road & Rail	11,864,157	—	—	11,864,157
Software	23,398,790	—	—	23,398,790
Specialty Retail	4,511,611	—	—	4,511,611
Technology Hardware, Storage & Peripherals	17,785,309	—	—	17,785,309
Textiles, Apparel & Luxury Goods	10,963,484	—	—	10,963,484
Preferred Stock	—	—	$3,529,399	3,529,399
Short-Term Securities	1,669,942	$16,360,294	—	18,030,236

Total	$399,436,189	$16,360,294	$3,529,399	$419,325,882

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $16,360,294 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $15,906,514) (cost — $342,554,074)	$401,295,646
Investments at value — affiliated (cost — $18,030,236)	18,030,236
Capital shares sold receivable	103,798
Dividends receivable — unaffiliated	158,937
Receivable from Manager	47,988
Securities lending income receivable — affiliated	2,243
Dividends receivable — affiliated	596
Prepaid expenses	2,331

Total assets	419,641,775

Liabilities
Collateral on securities loaned at value	16,360,294
Investments purchased payable	689,674
Capital shares redeemed payable	1,724,684
Investment advisory fees payable	220,937
Distribution fees payable	49,159
Officer’s and Directors’ fees payable	4,403
Other affiliates payable	1,885
Other accrued expenses payable	281,806

Total liabilities	19,332,842

Net Assets	$400,308,933

Net Assets Consist of
Paid-in capital	$334,487,749
Undistributed net investment income	7,821
Accumulated net realized gain	7,071,791
Net unrealized appreciation/depreciation	58,741,572

Net Assets	$400,308,933

Net Asset Value
Class I — Based on net assets of $166,586,096 and 18,475,502 shares outstanding, 100 million shares authorized, $0.10 par value	$9.02

Class III — Based on net assets of $233,722,837 and 26,049,814 shares outstanding, 100 million shares authorized, $0.10 par value	$8.97

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statement of Operations

Year Ended December 31, 2014	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — unaffiliated	$2,664,305
Securities lending — affiliated — net	39,581
Dividends — affiliated	1,972
Foreign taxes withheld	(4,877)

Total income	2,700,981

Expenses
Investment advisory	2,513,983
Transfer agent	5,892
Transfer agent — Class I	324,526
Transfer agent — Class III	438,054
Distribution — Class III	540,040
Accounting services	88,130
Printing	62,458
Professional	48,617
Custodian	44,317
Officer and Directors	21,522
Registration	1,379
Miscellaneous	14,729

Total expenses	4,103,647
Less fees waived by Manager	(2,948)
Less transfer agent fees reimbursed — Class I	(204,891)
Less transfer agent fees reimbursed — Class III	(265,366)

Total expenses after fees waived and reimbursed	3,630,442

Net investment loss	(929,461)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	61,451,980
Foreign currency transactions	(91,223)

61,360,757

Net change in unrealized appreciation/depreciation on:
Investments	(26,630,126)
Foreign currency translations	(233,821)

(26,863,947)

Net realized and unrealized gain	34,496,810

Net Increase in Net Assets Resulting from Operations	$33,567,349

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Capital Appreciation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment loss	$(929,461)	$(458,808)
Net realized gain	61,360,757	62,335,438
Net change in unrealized appreciation/depreciation	(26,863,947)	41,212,869

Net increase in net assets resulting from operations	33,567,349	103,089,499

Distributions to Shareholders From[1]
Net investment income:
Class I	—	(2,434)
Class III	—	(2,542)
Net realized gain:
Class I	(26,918,708)	(25,324,937)
Class III	(36,643,159)	(28,213,654)

Decrease in net assets resulting from distributions to shareholders	(63,561,867)	(53,543,567)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	42,140,872	12,912,493

Net Assets
Total increase in net assets	12,146,354	62,458,425
Beginning of year	388,162,579	325,704,154

End of year	$400,308,933	$388,162,579

Undistributed (distributions in excess) net investment income, end of year	$7,821	$(227,282)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$9.80	$8.50	$7.62	$8.59	$7.20

Net investment income (loss)[1]	(0.01)	(0.00)[2]	0.07	0.03	0.02
Net realized and unrealized gain (loss)	0.87	2.86	0.99	(0.77)	1.39

Net increase (decrease) from investment operations	0.86	2.86	1.06	(0.74)	1.41

Distributions from:[3]
Net investment income	—	(0.00)[2]	(0.07)	(0.05)	(0.02)
Net realized capital gains	(1.64)	(1.56)	(0.11)	(0.18)	—

Total distributions	(1.64)	(1.56)	(0.18)	(0.23)	(0.02)

Net asset value, end of year	$9.02	$9.80	$8.50	$7.62	$8.59

Total Return[4]
Based on net asset value	9.02%	33.82%	13.84%	(8.88)%	19.53%

Ratios to Average Net Assets
Total expenses	0.91%	0.93%	0.86%	0.72%	0.74%

Total expenses after fees waived and reimbursed	0.79%	0.80%	0.77%	0.72%	0.74%

Net investment income (loss)	(0.10)%	(0.00)%[2]	0.81%	0.34%	0.22%

Supplemental Data
Net assets, end of year (000)	$166,586	$180,580	$191,093	$203,706	$248,090

Portfolio turnover rate	102%	158%	63%	84%	76%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights (concluded)	BlackRock Capital Appreciation V.I. Fund

	Class III
	Year Ended December 31,				Period June 15, 2010[1] to December 31, 2010
	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.76	$8.48	$7.61	$8.59	$7.11

Net investment income (loss)[2]	(0.03)	(0.03)	0.06	0.02	(0.00)[3]
Net realized and unrealized gain (loss)	0.86	2.84	0.97	(0.80)	1.49

Net increase (decrease) from investment operations	0.83	2.81	1.03	(0.78)	1.49

Distributions from:[4]
Net investment income	—	(0.00)[3]	(0.05)	(0.02)	(0.01)
Net realized capital gains	(1.62)	(1.53)	(0.11)	(0.18)	—

Total distributions	(1.62)	(1.53)	(0.16)	(0.20)	(0.01)

Net asset value, end of period	$8.97	$9.76	$8.48	$7.61	$8.59

Total Return[5]
Based on net asset value	8.68%	33.40%	13.57%	(9.08)%	20.98%[6]

Ratios to Average Net Assets
Total expenses	1.18%	1.19%	1.11%	0.97%	0.99%[7]

Total expenses after fees waived and reimbursed	1.05%	1.06%	1.02%	0.97%	0.99%[7]

Net investment income (loss)	(0.35)%	(0.27)%	0.72%	0.21%	(0.06)%[7]

Supplemental Data
Net assets, end of period (000)	$233,723	$207,582	$134,612	$38,791	$480

Portfolio turnover rate	102%	158%	63%	84%	76%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$1,151,970	$(1,151,970)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	11,012,562	(11,012,562)	—
Morgan Stanley	3,741,982	(3,741,982)	—

Total	$15,906,514	$(15,906,514)	—

[1]

Collateral with a value of $16,360,294 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Loss From		Net Change in Unrealized Appreciation/Depreciation On
Foreign currency exchange contracts:
Foreign currency transactions/translations		$(98,604)		$(233,821)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average USD amounts purchased	$2,278,402
Average USD amounts sold	$19,937,167	[1]
[1] Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $3,886 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $14,300 for securities lending agent services.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $300,341 and $589,800, respectively.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $394,109,788 and $417,781,534, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions and a net operating loss were reclassified to the following accounts:

Undistributed net investment income	$1,164,564
Accumulated net realized gain	$(1,164,564)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$20,871,789	$9,304,982
Long-term capital gains	42,690,078	44,238,585

Total	$63,561,867	$53,543,567

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$7,655,285
Net unrealized gains[1]	58,165,899

Total	$65,821,184

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$361,159,983

Gross unrealized appreciation	$65,145,450
Gross unrealized depreciation	(6,979,551)

Net unrealized appreciation	$58,165,899

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the information technology, consumer discretionary and health care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,126,780	$11,019,148	910,208	$8,765,107
Shares issued in reinvestment of distributions	2,946,825	26,918,708	2,601,223	25,327,371
Shares redeemed	(4,026,419)	(39,206,102)	(7,559,230)	(71,556,076)

Net increase (decrease)	47,186	$(1,268,246)	(4,047,799)	$(37,463,598)

Class III
Shares sold	3,933,777	$37,874,174	4,400,932	$41,069,741
Shares issued in reinvestment of distributions	4,031,417	36,643,159	2,909,810	28,216,197
Shares redeemed	(3,180,373)	(31,108,215)	(1,923,299)	(18,909,847)

Net increase	4,784,821	$43,409,118	5,387,443	$50,376,091

Total Net Increase	4,832,007	$42,140,872	1,339,644	$12,912,493

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Capital Appreciation V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	21

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest detractor from relative performance was a combination of stock selection and an underweight in the information technology (“IT”) sector. Notable detractors included an out-of-benchmark position in International Business Machines Corp. and not owning benchmark constituent Hewlett-Packard Co. A combination of stock selection and an underweight in health care negatively impacted relative returns, as did stock selection in the financials sector. Lastly, a combination of stock selection and an overweight in consumer staples detracted from relative returns.

•

The largest contributor to relative performance was stock selection in the industrials sector. The Fund’s overweighting of aerospace & defense companies proved particularly beneficial, as did an out-of-benchmark position in Union Pacific Corp., which benefited from stronger freight volumes and a recovering domestic economy. A combination of stock selection and an underweight in the energy sector also added to relative returns for the period. Within energy, the Fund’s large-cap posture and limited exposure to the exploration & production industry benefited relative returns amid the sharp decline in the price of crude oil.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s exposure to industrials, financials and IT increased, based on the view that these sectors had the strongest fundamentals, the greatest potential for dividend growth and relatively attractive valuations. During the same period, the Fund reduced its exposure to more defensive sectors including consumer staples, telecommunication services and utilities, as companies within these sectors were seen as less compelling due to current valuations and/or limited dividend growth potential.

Describe portfolio positioning at period end.

•

At period end, the Fund’s largest allocations were in the financials, industrials and health care sectors. Relative to the benchmark, the largest overweight positions were in industrials, consumer discretionary and materials. Conversely, relative to the benchmark, the largest relative underweights were in the health care, financials and IT sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	27%
Industrials	15
Health Care	10
Energy	10
Consumer Discretionary	9
Information Technology	8
Consumer Staples	8
Utilities	6
Materials	5
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	An unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2014
	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]		10 Years[6]
Class I5	4.46%	9.34%	12.28%		9.38%
Class III[5]	4.35	9.07	12.01	[7]	9.11	[7]
Russell 1000® Value Index	4.78	13.45	15.42		7.30
S&P 500® Index	6.12	13.69	15.45		7.68

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,044.60	$4.12	$1,000.00	$1,021.17	$4.08	0.80%
Class III	$1,000.00	$1,043.50	$5.41	$1,000.00	$1,019.91	$5.35	1.05%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.1%
Honeywell International, Inc.	7,550	$754,396
Lockheed Martin Corp.	2,760	531,493
Northrop Grumman Corp.	6,410	944,770
Raytheon Co.	11,580	1,252,608
United Technologies Corp.	5,870	675,050

		4,158,317
Air Freight & Logistics — 1.2%
United Parcel Service, Inc., Class B	6,260	695,924
Auto Components — 0.5%
Johnson Controls, Inc.	6,625	320,253
Banks — 15.0%
Bank of America Corp.	50,910	910,780
Citigroup, Inc.	16,860	912,294
Fifth Third Bancorp	23,770	484,314
JPMorgan Chase & Co.	31,020	1,941,231
SunTrust Banks, Inc.	23,380	979,622
The Toronto-Dominion Bank	8,760	418,547
U.S. Bancorp	21,830	981,259
Wells Fargo & Co.	39,015	2,138,802

		8,766,849
Beverages — 1.4%
The Coca-Cola Co.	6,745	284,774
Diageo PLC	19,560	560,338

		845,112
Capital Markets — 1.9%
The Goldman Sachs Group, Inc.	2,290	443,871
Morgan Stanley	17,240	668,912

		1,112,783
Chemicals — 3.1%
The Dow Chemical Co.	8,405	383,352
E.I. du Pont de Nemours & Co.	14,065	1,039,966
Praxair, Inc.	3,095	400,988

		1,824,306
Commercial Services & Supplies — 0.5%
Tyco International PLC	6,500	285,090
Communications Equipment — 1.8%
Motorola Solutions, Inc.	6,790	455,473
QUALCOMM, Inc.	8,260	613,966

		1,069,439
Consumer Finance — 1.5%
American Express Co.	9,305	865,737
Diversified Financial Services — 0.8%
CME Group, Inc.	5,540	491,121
Diversified Telecommunication Services — 2.0%
BCE, Inc.	3,865	177,249
Verizon Communications, Inc.	20,530	960,393

		1,137,642
Electric Utilities — 2.4%
Duke Energy Corp.	3,304	276,016
ITC Holdings Corp.	4,460	180,318
NextEra Energy, Inc.	6,555	696,731

Common Stocks	Shares	Value
Electric Utilities (concluded)
Northeast Utilities	5,135	$274,825

		1,427,890
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	1,955	217,396
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	3,485	297,654
Food & Staples Retailing — 1.2%
The Kroger Co.	7,870	505,333
Wal-Mart Stores, Inc.	2,285	196,236

		701,569
Food Products — 1.2%
General Mills, Inc.	2,505	133,592
Kraft Foods Group, Inc.	2,563	160,597
Mondelez International, Inc., Class A	7,440	270,258
Unilever NV — NY Shares	2,825	110,288

		674,735
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	5,040	226,901
Becton Dickinson & Co.	2,490	346,508

		573,409
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc.	4,195	281,317
Hotels, Restaurants & Leisure — 1.3%
McDonald’s Corp.	8,095	758,501
Household Products — 2.1%
The Procter & Gamble Co.	13,455	1,225,616
Industrial Conglomerates — 3.7%
3M Co.	4,435	728,759
General Electric Co.	56,705	1,432,935

		2,161,694
Insurance — 6.3%
ACE Ltd.	5,425	623,224
American International Group, Inc.	5,270	295,173
The Chubb Corp.	3,995	413,363
MetLife, Inc.	14,220	769,160
Prudential Financial, Inc.	8,620	779,765
The Travelers Cos., Inc.	7,275	770,059

		3,650,744
IT Services — 1.2%
Automatic Data Processing, Inc.	2,210	184,248
International Business Machines Corp.	3,095	496,562

		680,810
Media — 2.6%
Comcast Corp., Special Class A	26,125	1,503,886
Metals & Mining — 0.5%
BHP Billiton Ltd.	11,310	267,398
Multi-Utilities — 2.2%
Dominion Resources, Inc.	8,760	673,644

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multi-Utilities (concluded)
Sempra Energy	3,125	$348,000
Wisconsin Energy Corp.	5,310	280,049

		1,301,693
Oil, Gas & Consumable Fuels — 9.2%
California Resources Corp. (a)	2,426	13,367
Chevron Corp.	11,625	1,304,093
ConocoPhillips	4,320	298,339
Exxon Mobil Corp.	12,085	1,117,258
Marathon Oil Corp.	12,730	360,132
Marathon Petroleum Corp.	5,980	539,755
Occidental Petroleum Corp.	7,960	641,656
Phillips 66	2,790	200,043
Spectra Energy Corp.	7,196	261,215
Total SA — ADR	12,385	634,112

		5,369,970
Paper & Forest Products — 1.1%
International Paper Co.	11,840	634,387
Pharmaceuticals — 8.6%
AbbVie, Inc.	5,040	329,818
Bristol-Myers Squibb Co.	18,885	1,114,781
Johnson & Johnson	9,725	1,016,943
Merck & Co., Inc.	21,640	1,228,935
Pfizer, Inc.	42,750	1,331,663

		5,022,140
Professional Services — 0.4%
Nielsen Holdings N.V.	4,930	220,519
Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	2,600	257,010
Weyerhaeuser Co.	8,210	294,657

		551,667
Road & Rail — 1.7%
CSX Corp.	6,760	244,915
Union Pacific Corp.	6,070	723,119

		968,034

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	32,960	$1,196,118
Software — 2.1%
Microsoft Corp.	26,015	1,208,397
Specialty Retail — 3.0%
The Home Depot, Inc.	16,465	1,728,331
Technology Hardware, Storage & Peripherals — 0.8%
Samsung Electronics Co. Ltd.	780	470,846
Textiles, Apparel & Luxury Goods — 1.0%
VF Corp.	7,940	594,706
Tobacco — 1.5%
Altria Group, Inc.	6,855	337,746
Lorillard, Inc.	4,600	289,524
Philip Morris International, Inc.	3,265	265,934

		893,204
Water Utilities — 0.8%
American Water Works Co., Inc.	8,535	454,915
Total Long-Term Investments (Cost — $40,382,502) — 97.1%		56,610,119

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(c)	720,854	720,854
Total Short-Term Securities (Cost — $720,854) — 1.2%		720,854
Total Investments (Cost — $41,103,356) — 98.3%		57,330,973
Other Assets Less Liabilities — 1.7%		982,579

Net Assets — 100.0%		$58,313,552

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	240,135	480,719	720,854	$468

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statements purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$4,158,317	—	—	$4,158,317
Air Freight & Logistics	695,924	—	—	695,924
Auto Components	320,253	—	—	320,253
Banks	8,766,849	—	—	8,766,849
Beverages	284,774	$560,338	—	845,112
Capital Markets	1,112,783	—	—	1,112,783
Chemicals	1,824,306	—	—	1,824,306
Commercial Services & Supplies	285,090	—	—	285,090
Communications Equipment	1,069,439	—	—	1,069,439
Consumer Finance	865,737	—	—	865,737
Diversified Financial Services	491,121	—	—	491,121
Diversified Telecommunication Services	1,137,642	—	—	1,137,642
Electric Utilities	1,427,890	—	—	1,427,890
Electrical Equipment	217,396	—	—	217,396
Energy Equipment & Services	297,654	—	—	297,654
Food & Staples Retailing	701,569	—	—	701,569
Food Products	674,735	—	—	674,735
Health Care Equipment & Supplies	573,409	—	—	573,409
Health Care Providers & Services	281,317	—	—	281,317
Hotels, Restaurants & Leisure	758,501	—	—	758,501
Household Products	1,225,616	—	—	1,225,616
Industrial Conglomerates	2,161,694	—	—	2,161,694
Insurance	3,650,744	—	—	3,650,744
IT Services	680,810	—	—	680,810
Media	1,503,886	—	—	1,503,886
Metals & Mining	—	267,398	—	267,398
Multi-Utilities	1,301,693	—	—	1,301,693
Oil, Gas & Consumable Fuels	5,369,970	—	—	5,369,970
Paper & Forest Products	634,387	—	—	634,387
Pharmaceuticals	5,022,140	—	—	5,022,140
Professional Services	220,519	—	—	220,519
Real Estate Investment Trusts (REITs)	551,667	—	—	551,667
Road & Rail	968,034	—	—	968,034
Semiconductors & Semiconductor Equipment	1,196,118	—	—	1,196,118
Software	1,208,397	—	—	1,208,397
Specialty Retail	1,728,331	—	—	1,728,331
Technology Hardware, Storage & Peripherals	470,846	—	—	470,846
Textiles, Apparel & Luxury Goods	594,706	—	—	594,706
Tobacco	893,204	—	—	893,204
Water Utilities	454,915	—	—	454,915
Short-Term Securities	720,854	—	—	720,854

Total	$56,503,237	$827,736	—	$57,330,973

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for fair value for financial statement purposes. As of December 31, 2014, foreign currency at value of $1,967 is categorized as Level 1 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Assets and Liabilities

December 31, 2014	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (cost — $40,382,502)	$56,610,119
Investments at value — affiliated (cost — $720,854)	720,854
Foreign currency at value (cost — $2,035)	1,967
Investments sold receivable	969,580
Capital shares sold receivable	15,358
Dividends receivable — unaffiliated	97,781
Receivable from Manager	12,025
Dividends receivable — affiliated	149
Prepaid expenses	332

Total assets	58,428,165

Liabilities
Capital shares redeemed payable	12,455
Investment advisory fees payable	29,800
Transfer agent fees payable	29,438
Professional fees payable	19,218
Pricing fees payable	7,181
Custodian fees payable	5,501
Distribution fees payable	4,792
Officer’s and Directors’ fees payable	3,501
Other affiliates payable	286
Other accrued expenses payable	2,441

Total liabilities	114,613

Net Assets	$58,313,552

Net Assets Consist of
Paid-in capital	$41,519,289
Undistributed net investment income	4,350
Accumulated net realized gain	562,454
Net unrealized appreciation/depreciation	16,227,459

Net Assets	$58,313,552

Net Asset Value
Class I — Based on net assets of $35,694,212 and 3,274,926 shares outstanding, 100 million shares authorized, $0.10 par value	$10.90

Class III — Based on net assets of $22,619,340 and 2,076,958 shares outstanding, 100 million shares authorized, $0.10 par value	$10.89

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$1,483,472
Dividends — affiliated	468
Foreign taxes withheld	(17,060)

Total income	1,466,880

Expenses
Investment advisory	339,192
Transfer agent	3,479
Transfer agent — Class I	71,954
Transfer agent — Class III	43,147
Distribution — Class III	53,416
Professional	29,239
Accounting services	18,917
Officer and Directors	17,274
Printing	11,287
Custodian	10,744
Miscellaneous	12,827

Total expenses	611,476
Less fees waived by Manager	(697)
Less transfer agent fees reimbursed — Class I	(71,954)
Less transfer agent fees reimbursed — Class III	(43,147)

Total expenses after fees waived and reimbursed	495,678

Net investment income	971,202

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,367,414
Foreign currency transactions	(1,836)

3,365,578

Net change in unrealized appreciation/depreciation on:
Investments	579,377
Foreign currency translations	(59)

579,318

Net realized and unrealized gain	3,944,896

Net Increase in Net Assets Resulting from Operations	$4,916,098

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statements of Changes in Net Assets	BlackRock Equity Dividend V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$971,202	$1,008,310
Net realized gain	3,365,578	1,455,356
Net change in unrealized appreciation/depreciation	579,318	9,130,002

Net increase in net assets resulting from operations	4,916,098	11,593,668

Distributions to Shareholders From[1]
Net investment income:
Class I	(631,688)	(711,799)
Class III	(333,328)	(297,214)
Net realized gain:
Class I	(2,112,966)	(508,250)
Class III	(1,340,581)	(283,242)

Decrease in net assets resulting from distributions to shareholders	(4,418,563)	(1,800,505)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	591,156	494,436

Net Assets
Total increase in net assets	1,088,691	10,287,599
Beginning of year	57,224,861	46,937,262

End of year	$58,313,552	$57,224,861

Undistributed net investment income, end of year	$4,350	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$10.78	$8.95	$8.17	$7.92	$8.49

Net investment income[1]	0.20	0.19	0.21	0.17	0.22
Net realized and unrealized gain	0.80	1.99	0.78	0.30	0.64

Net increase from investment operations	1.00	2.18	0.99	0.47	0.86

Distributions from:[2]
Net investment income	(0.20)	(0.20)	(0.20)	(0.17)	(0.24)
Net realized gain	(0.68)	(0.15)	(0.01)	(0.05)	(1.19)
Return of capital	—	—	—	(0.00)[3]	—

Total distributions	(0.88)	(0.35)	(0.21)	(0.22)	(1.43)

Net asset value, end of year	$10.90	$10.78	$8.95	$8.17	$7.92

Total Return[4]
Based on net asset value	9.34%	24.52%	12.12%	5.96%	10.33%

Ratios to Average Net Assets
Total expenses	0.99%	1.04%	0.96%	1.02%	1.07%

Total expenses after fees waived and reimbursed	0.78%	0.84%	0.83%	1.02%	1.03%

Net investment income	1.81%	1.95%	2.35%	2.09%	2.73%

Supplemental Data
Net assets, end of year (000)	$35,694	$36,658	$34,558	$30,925	$28,803

Portfolio turnover rate	18%	18%	4%	12%	103%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Year Ended December 31,			Period July 1, 2011[1] to December 31, 2011
	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.77	$8.95	$8.17	$8.60

Net investment income[2]	0.17	0.17	0.20	0.06
Net realized and unrealized gain (loss)	0.80	1.97	0.77	(0.31)

Net increase (decrease) from investment operations	0.97	2.14	0.97	(0.25)

Distributions from:[3]
Net investment income	(0.17)	(0.17)	(0.18)	(0.13)
Net realized gain	(0.68)	(0.15)	(0.01)	(0.05)
Return of capital	—	—	—	(0.00)[4]

Total distributions	(0.85)	(0.32)	(0.19)	(0.18)

Net asset value, end of period	$10.89	$10.77	$8.95	$8.17

Total Return[5]
Based on net asset value	9.07%	24.12%	11.90%	(2.94)%[6]

Ratios to Average Net Assets
Total expenses	1.24%	1.28%	1.21%	1.26%[7]

Total expenses after fees waived and reimbursed	1.03%	1.09%	1.06%	1.26%[7]

Net investment income	1.56%	1.71%	2.24%	1.99%[7]

Supplemental Data
Net assets, end of period (000)	$22,619	$20,567	$12,379	$2,347

Portfolio turnover rate	18%	18%	4%	12%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $582 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking,

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $131,464.

4. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $9,865,518 and $14,028,493, respectively.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$(1,836)
Accumulated net realized gain	$1,836

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$965,016	$1,002,059
Long-term capital gains	3,453,547	798,446

Total	$4,418,563	$1,800,505

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$4,282
Undistributed long-term capital gains	569,550
Net unrealized gains[1]	16,220,431

Total	$16,794,263

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$41,110,451

Gross unrealized appreciation	$16,474,364
Gross unrealized depreciation	(253,842)

Net unrealized appreciation	$16,220,522

6. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

7. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	317,806	$3,481,608	453,974	$4,411,486
Shares issued in reinvestment of distributions	250,368	2,744,654	117,382	1,220,050
Shares redeemed	(694,061)	(7,520,813)	(1,030,865)	(10,378,224)

Net decrease	(125,887)	$(1,294,551)	(459,509)	$(4,746,688)

Class III
Shares sold	666,129	$7,306,757	980,898	$9,765,606
Shares issued in reinvestment of distributions	152,731	1,673,909	55,536	580,455
Shares redeemed	(651,430)	(7,094,959)	(510,442)	(5,104,937)

Net increase	167,430	$1,885,707	525,992	$5,241,124

Total Net Increase	41,543	$591,156	66,483	$494,436

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Equity Dividend V.I. Fund

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Equity Dividend V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Global Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund underperformed both its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

For financial reporting purposes, the values of certain investments were updated to incorporate information relative to those investments as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on December 31, 2014.

•

Within equities, stock selection and an underweight in the United States, as well as stock selection in Canada and Europe, notably France and Germany, detracted from performance. From a sector perspective, stock selection and an overweight in materials and industrials as well as stock selection in information technology (“IT”) and financials weighed on returns. An overweight in gold-related securities also detracted from performance. The Fund’s cash position also had a negative impact on performance.

•

Within equities, stock selection and an overweight in Japan contributed to performance. From a sector perspective, an overweight and stock selection in health care was additive. An underweight in fixed income added to returns. Within fixed income, an underweight in Japanese government bonds as well as an overweight in emerging market sovereign bonds contributed to performance. From a currency perspective, an overweight in the U.S. dollar positively impacted performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s overall equity allocation decreased from 63% to 56% of net assets. Within equities, the Fund decreased exposure to the United States and Europe, and increased exposure to Japan. From a sector perspective, the Fund decreased exposure to financials, industrials, consumer staples, IT, consumer discretionary, materials, telecommunication services (“telecom”), and energy.

•

The Fund’s overall allocation to fixed income increased from 20% to 24% of net assets. Within fixed income, the Fund increased exposure to corporate and government bonds. Within government bonds, the Fund increased its exposure in Mexico, Australia and Poland and decreased its exposure to European sovereign bonds.

•

Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 17% to 20% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the cash position helped the Fund maintain low overall portfolio duration (sensitivity to interest rate movements).

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe portfolio positioning at period end.

•

Compared to its Reference Benchmark, the Fund ended the period underweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Japan and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight the United Kingdom and Spain. On a sector basis, the Fund was overweight materials, health care, industrials and energy, and underweight consumer staples, financials, consumer discretionary, IT and telecom. Within fixed income, the Fund was underweight U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight government bonds in Australia, Mexico, Brazil and Poland. In addition, the Fund was overweight corporate and convertible bonds. As for currency exposure, relative to its benchmark, the Fund was overweight the U.S. dollar, Mexican peso, Indian rupee, Singapore dollar and Brazilian real, along with select emerging Asian currencies. The Fund was underweight the euro, Japanese yen, Canadian dollar, Korean won and Taiwan dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets		Reference Benchmark[4] Percentage
U.S. Equities	25%[1]		36%
European Equities	13	[1]	12
Asia Pacific Equities	14	[1]	9
Other Equities	4	[1]	3
Total Equities	56	[2]	60
U.S. Dollar Denominated Fixed Income Securities	16		24
U.S. Issuers	12		—
Non-U.S. Issuers	4		—
Non-U.S. Dollar Denominated Fixed Income Securities	8		16
Total Fixed Income Securities	24		40
Cash & Cash Equivalents[3]	20		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	An unmanaged capitalization-weighted index is comprised of 2,545 equities from 35 countries in 4 regions, including the United States.

[4]

An unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2014
	6-Month	Average Annual Total Returns
	Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	(1.34)%	2.30%	6.58%	7.30%
Class II5	(1.38)	2.16	6.42	7.13
Class III[5]	(1.47)	2.08	6.32	7.05
FTSE World Index	(1.70)	4.77	10.00	6.77
Reference Benchmark	(1.22)	4.17	7.99	5.98
U.S. Stocks: S&P 500® Index[7]	6.12	13.69	15.45	7.68
Non-U.S. Stocks: FTSE World (ex U.S.) Index[8]	(9.15)	(3.74)	5.12	5.65
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[9]	0.99	2.93	3.67	4.26
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[10]	(8.14)	(2.68)	0.85	2.64

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[8]	An unmanaged capitalization-weighted index is comprised of 1,888 equities from 34 countries, excluding the United States.

[9]	An unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[12]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[11]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[11]	Annualized Expense Ratio
Class I	$1,000.00	$986.60	$3.66	$1,000.00	$1,021.53	$3.72	0.73%
Class II	$1,000.00	$986.20	$4.41	$1,000.00	$1,020.77	$4.48	0.88%
Class III	$1,000.00	$985.30	$4.90	$1,000.00	$1,020.27	$4.99	0.98%

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments December 31, 2014	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.4%
BHP Billiton PLC	616,057	$13,202,952
Commonwealth Bank of Australia	168,291	11,692,654
Healthscope Ltd. (a)	6,638,611	14,666,348
Mesoblast Ltd. (a)(b)	958,768	3,407,307
Westpac Banking Corp.	271,401	7,299,547

		50,268,808
Belgium — 0.1%
Anheuser-Busch InBev NV	41,729	4,696,251
RHJ International (a)	590,970	3,296,634
RHJ International — ADR (a)	36,463	203,402

		8,196,287
Brazil — 0.5%
BR Malls Participacoes SA	1,165,380	7,203,067
Cia Brasileira de Distribuicao, Preference Shares	170,521	6,327,021
Cosan Ltd., Class A	896,194	6,945,503
Cyrela Brazil Realty SA Empreendimentos e Participacoes	489,998	2,038,740
Hypermarcas SA (a)	1,230,112	7,704,975
Itau Unibanco Holding SA, Class S Preference Shares	593,410	7,724,019
MRV Engenharia e Participacoes SA	645,897	1,822,371
Oi SA — ADR (a)	381,548	1,217,138
Petroleo Brasileiro SA — ADR	1,089,706	7,954,854
Qualicorp SA (a)	657,436	6,875,600
SLC Agricola SA	421,762	2,237,170

		58,050,458
Canada — 1.4%
Athabasca Oil Corp. (a)(b)	1,746,414	3,893,280
Barrick Gold Corp.	981,819	10,554,554
Cameco Corp.	923,522	15,154,996
Canadian National Railway Co.	250,229	17,243,280
Eldorado Gold Corp.	943,650	5,750,596
First Quantum Minerals Ltd.	2,102,785	29,882,063
Goldcorp, Inc.	1,186,642	21,976,610
Platinum Group Metals Ltd. (a)	5,360,633	2,537,742
Potash Corp. of Saskatchewan, Inc.	142,627	5,041,910
Suncor Energy, Inc.	67,903	2,157,957
Talisman Energy, Inc.	502,906	3,937,754
The Toronto-Dominion Bank	205,709	9,828,634
TransCanada Corp.	728,241	35,791,497

		163,750,873

Common Stocks	Shares	Value
China — 0.6%
Beijing Enterprises Holdings Ltd.	2,632,542	$20,588,348
China Overseas Land & Investment Ltd.	5,246,000	15,518,880
Dongfeng Motor Group Co. Ltd., Class H	1,630,800	2,281,200
Haitian International Holdings Ltd. (b)	2,541,800	5,327,342
Mindray Medical International Ltd. (b)	280,310	7,400,184
SINA Corp. (a)	434,440	16,252,400
Sinopharm Group Co. Ltd., Class H	1,497,600	5,269,830
Zhongsheng Group Holdings Ltd. (b)	3,441,706	3,096,851

		75,735,035
Cyprus — 0.0%
Ocean Rig UDW, Inc. (a)	286,949	2,660,017
Denmark — 0.0%
TDC A/S	351,167	2,678,318
France — 2.9%
Airbus Group NV	584,022	28,872,950
Arkema SA	138,118	9,134,707
AtoS	221,127	17,569,793
AXA SA	693,152	15,972,369
BNP Paribas SA	449,926	26,561,035
Bouygues SA	74,529	2,691,114
Cie de Saint-Gobain	258,098	10,933,278
Danone SA	92,898	6,073,505
GDF Suez	648,913	15,132,066
L’Oreal SA	37,533	6,281,985
LVMH Moet Hennessy Louis Vuitton SA	66,152	10,478,617
Orange SA	318,507	5,416,772
Remy Cointreau SA	147,641	9,850,553
Safran SA	606,717	37,431,474
Sanofi	398,248	36,308,552
Sanofi — ADR	104,519	4,767,112
Schneider Electric SA (a)	30,508	2,215,214
Schneider Electric SE	202,360	14,737,764
Société Générale SA	123,316	5,160,810
Total SA	311,621	15,965,015
Total SA — ADR	627,415	32,123,648
UbiSOFT Entertainment (a)	361,176	6,584,422
Worldline SA (a)(b)(c)	812,821	15,708,545

		335,971,300
Germany — 1.6%
Allianz SE, Registered Shares	79,896	13,232,907
BASF SE	53,940	4,524,549
Bayerische Motoren Werke AG	109,187	11,783,302
Beiersdorf AG	161,904	13,145,673
Deutsche Bank AG, Registered Shares	539,732	16,161,971
Deutsche Boerse AG	86,781	6,166,839
Deutsche Post AG, Registered Shares	188,947	6,133,595
Deutsche Telekom AG, Registered Shares	637,269	10,196,547

Portfolio Abbreviations

ADR	American Depositary Receipts	GDR	Global Depositary Receipts	PCL	Public Company Limited
AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	REIT	Real Estate Investment Trust
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	S&P	Standard & Poor’s
CNY	Chinese Yuan Renminbi	JSC	Joint Stock Company	SPDR	Standard & Poor’s Depositary Receipts
EUR	Euro	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
FTSE	Financial Times Stock Exchange	MXN	Mexican Peso	WIBOR	Warsaw Interbank Offered Rate
GBP	British Pound	NYSE	New York Stock Exchange

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Fresenius SE & Co. KGaA	88,330	$4,592,645
Infineon Technologies AG	185,617	1,964,178
Linde AG	50,262	9,258,406
RTL Group SA	36,124	3,444,652
RWE AG	121,010	3,734,943
SAP SE	154,253	10,771,265
Siemens AG, Registered Shares	383,817	43,065,857
Volkswagen AG	4,512	978,220
Volkswagen AG, Preference Shares	127,828	28,410,529

		187,566,078
Hong Kong — 0.6%
AIA Group Ltd.	1,934,800	10,671,327
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	552,915
Haier Electronics Group Co. Ltd.	1,579,000	3,735,423
Sino Biopharmaceutical Ltd.	7,152,000	6,444,709
Sun Hung Kai Properties Ltd.	2,211,000	33,497,645
The Wharf Holdings Ltd.	2,769,000	19,878,902

		74,780,921
India — 0.5%
Axis Bank Ltd.	365,674	2,944,063
Cummins India Ltd.	1,171,000	16,158,041
HDFC Bank Ltd.	259,555	4,441,586
ICICI Bank Ltd.	489,860	2,726,044
Kotak Mahindra Bank Ltd.	153,189	3,050,688
Maruti Suzuki India Ltd.	141,797	7,631,239
Oil & Natural Gas Corp. Ltd. (a)	2,379,314	12,804,241
Yes Bank Ltd.	268,173	3,258,712

		53,014,614
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	5,939,508	6,570,146
Ireland — 0.3%
Shire PLC	316,974	22,473,514
XL Group PLC	243,117	8,355,931

		30,829,445
Israel — 0.6%
Check Point Software Technologies Ltd. (a)	31,350	2,463,169
Mobileye NV (Acquired 8/16/13, cost $9,354,122) (a)(d)	1,337,965	51,554,467
Teva Pharmaceutical Industries Ltd. — ADR	379,243	21,810,265

		75,827,901
Italy — 0.6%
EI Towers SpA (a)	285,570	14,295,605
Enel SpA	2,442,138	10,885,899
Intesa Sanpaolo SpA	5,726,959	16,613,392
Rai Way SpA (a)(c)	1,564,700	6,039,851
Snam SpA	1,237,680	6,125,567
Telecom Italia SpA (a)	3,935,137	4,196,784
Telecom Italia SpA	895,768	748,905
Terna Rete Elettrica Nazionale SpA	653,364	2,967,698
UniCredit SpA	922,327	5,908,085

		67,781,786
Japan — 8.7%
Aisin Seiki Co. Ltd.	315,839	11,347,598
Ajinomoto Co., Inc.	313,000	5,827,087
Alpine Electronics, Inc.	45,600	748,627
Asahi Kasei Corp.	1,384,100	12,626,356
Astellas Pharma, Inc.	477,765	6,651,494
Autobacs Seven Co. Ltd.	36,500	516,432
Bandai Namco Holdings, Inc.	86,200	1,824,965
The Bank of Yokohama Ltd.	341,000	1,852,069
Bridgestone Corp.	738,632	25,617,194

Common Stocks	Shares	Value
Japan (continued)
Canon Marketing Japan, Inc.	33,500	$567,746
The Chiba Bank Ltd.	289,000	1,893,789
Chubu Electric Power Co., Inc. (a)	344,800	4,051,755
Daihatsu Motor Co. Ltd.	29,300	382,683
Daikin Industries Ltd.	206,800	13,260,859
Daikyo, Inc.	575,000	888,762
Daito Trust Construction Co. Ltd.	68,100	7,725,119
Dena Co. Ltd.	461,000	5,506,837
Denso Corp.	724,120	33,749,667
East Japan Railway Co.	438,251	33,031,349
FamilyMart Co. Ltd.	56,500	2,128,006
FANUC Corp.	45,018	7,422,586
Fuji Heavy Industries Ltd.	1,828,764	64,712,615
Fukuoka Financial Group, Inc.	1,174,000	6,052,520
Futaba Industrial Co. Ltd.	361,921	1,697,663
Gree, Inc. (b)	959,900	5,778,430
GS Yuasa Corp.	653,000	2,776,389
GungHo Online Entertainment, Inc. (a)(b)	817,300	2,959,117
Hitachi Chemical Co. Ltd.	481,800	8,511,868
Hitachi High-Technologies Corp.	50,600	1,453,570
Hitachi Ltd.	3,557,700	26,258,550
Honda Motor Co. Ltd.	646,183	18,957,902
Hoya Corp.	339,974	11,499,565
IHI Corp.	1,873,000	9,485,732
Inpex Corp.	2,091,839	23,288,383
Isuzu Motors Ltd.	696,800	8,487,242
Japan Airlines Co. Ltd.	836,700	24,807,366
JGC Corp.	378,302	7,788,028
JSR Corp.	571,400	9,807,677
Kamigumi Co. Ltd.	65,000	579,008
KDDI Corp.	219,300	13,777,314
Keyence Corp.	6,800	3,030,044
Kinden Corp.	65,000	656,545
Kirin Holdings Co. Ltd.	332,000	4,125,397
Koito Manufacturing Co. Ltd.	77,400	2,367,803
Komatsu Ltd.	262,300	5,798,911
Kubota Corp.	439,296	6,376,284
Kuraray Co. Ltd.	691,570	7,857,475
Kyocera Corp.	222,100	10,163,212
Mabuchi Motor Co. Ltd.	32,000	1,270,157
Maeda Road Construction Co. Ltd.	36,000	533,994
Mitsubishi Corp.	1,043,247	19,091,552
Mitsubishi Electric Corp.	1,424,000	16,914,357
Mitsubishi Heavy Industries Ltd.	1,985,000	10,954,398
Mitsubishi UFJ Financial Group, Inc.	5,070,900	27,860,688
Mitsui & Co. Ltd.	3,054,478	40,909,033
MS&AD Insurance Group Holdings, Inc.	338,914	8,031,657
Murata Manufacturing Co. Ltd.	88,028	9,605,704
Nabtesco Corp.	86,800	2,097,839
NEC Corp.	3,230,000	9,386,385
Nexon Co. Ltd.	257,200	2,397,647
Nikon Corp.	374,300	4,973,291
Nintendo Co. Ltd.	156,400	16,321,532
Nippon Express Co. Ltd.	385,000	1,951,095
Nippon Telegraph & Telephone Corp.	171,930	8,782,636
Nitto Denko Corp.	348,700	19,483,792
Nomura Real Estate Holdings, Inc.	321,800	5,506,798
NTT DOCOMO, Inc.	151,000	2,199,022
Okumura Corp.	1,300,751	5,873,518
Omron Corp.	94,400	4,223,030
Otsuka Holdings Co. Ltd.	243,100	7,288,434
Rinnai Corp.	111,523	7,493,475
Rohm Co. Ltd.	298,153	17,964,691
Ryohin Keikaku Co. Ltd.	42,900	5,287,369

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Sanrio Co. Ltd. (b)	242,200	$5,984,184
Sawai Pharmaceutical Co. Ltd.	31,500	1,809,676
Sega Sammy Holdings, Inc.	345,100	4,415,268
Seino Holdings Co. Ltd.	102,000	1,028,119
Shimamura Co. Ltd.	12,200	1,052,823
Shin-Etsu Chemical Co. Ltd.	472,934	30,787,893
Ship Healthcare Holdings, Inc.	152,500	3,460,135
The Shizuoka Bank Ltd.	195,000	1,783,141
SMC Corp.	15,900	4,169,363
Sohgo Security Services Co. Ltd.	47,600	1,151,301
Sompo Japan Nipponkoa Holdings, Inc.	296,300	7,451,268
Sony Corp.	290,300	5,924,806
Sony Financial Holdings, Inc.	538,900	7,935,368
Stanley Electric Co. Ltd.	47,800	1,032,167
Sumitomo Corp.	1,037,300	10,653,784
Sumitomo Electric Industries Ltd.	621,748	7,765,181
Sumitomo Mitsui Financial Group, Inc.	717,447	25,937,663
Sumitomo Mitsui Trust Holdings, Inc.	1,151,000	4,408,662
Suntory Beverage & Food Ltd.	158,500	5,476,062
Suzuki Motor Corp.	972,689	29,148,915
THK Co. Ltd.	48,500	1,165,547
Toda Corp.	1,406,896	5,548,782
Tokio Marine Holdings, Inc.	706,623	22,949,489
Tokyo Gas Co. Ltd.	3,968,070	21,410,375
Toyota Industries Corp.	596,377	30,565,365
Toyota Motor Corp.	421,500	26,266,782
Trend Micro, Inc. (a)	58,000	1,602,728
TV Asahi Holdings Corp.	34,300	540,258
Ube Industries Ltd.	3,786,346	5,629,661
Yamada Denki Co. Ltd. (b)	4,540,400	15,233,594
Yamaha Corp.	118,200	1,742,256

		1,017,108,300
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	435,035	6,308,007
Malaysia — 0.2%
Axiata Group Bhd	5,309,986	10,687,487
IHH Healthcare Bhd	9,856,700	13,574,208
Telekom Malaysia Bhd	2,371,946	4,656,469

		28,918,164
Mexico — 0.3%
America Movil SAB de CV, Series L — ADR	412,934	9,158,876
Fibra Uno Administracion SA de CV	4,956,277	14,606,383
Grupo Televisa S.A.B.	504,566	3,440,094
PLA Administradora Industrial S de RL de CV (a)	4,478,252	9,370,068

		36,575,421
Netherlands — 1.2%
Akzo Nobel NV	237,155	16,408,808
Constellium NV, Class A (a)	826,945	13,586,706
ING Groep NV — CVA (a)	1,287,490	16,633,981
Koninklijke DSM NV	216,676	13,215,752
Koninklijke Philips NV	194,214	5,629,502
Royal Dutch Shell PLC, A Shares — ADR	804,418	53,855,785
SBM Offshore NV (a)(b)	2,262,116	26,604,541

		145,935,075
Norway — 0.5%
Statoil ASA	3,092,120	54,442,449
Portugal — 0.0%
NOS SGPS	872,968	5,500,503
Russia — 0.0%
Novorossiysk Commercial Sea Port PJSC — GDR	275,178	547,604

Common Stocks	Shares	Value
Singapore — 0.7%
CapitaLand Ltd.	9,950,350	$24,740,064
Global Logistic Properties Ltd.	9,853,000	18,369,960
Keppel Corp. Ltd.	3,003,000	20,016,130
Raffles Medical Group Ltd. (b)	1,575,800	4,621,607
Singapore Telecommunications Ltd.	5,132,630	15,065,835

		82,813,596
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	1,627,241	6,011,271
South Korea — 0.5%
Hyundai Motor Co.	81,679	12,476,967
Hyundai Wia Corp.	31,465	5,030,419
Samsung Electronics Co. Ltd.	28,576	34,355,339
Samsung Electronics Co. Ltd., Preference Shares	4,382	4,121,580
Samsung Heavy Industries Co. Ltd.	55,828	1,007,034
Samsung SDI Co. Ltd.	23,387	2,445,163

		59,436,502
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	1,274,666	12,038,496
Gas Natural SDG SA	221,723	5,569,826

		17,608,322
Sweden — 0.4%
Getinge AB	397,717	9,056,962
Lundin Petroleum AB (a)(b)	2,085,280	29,841,119
Svenska Handelsbanken AB, Class A	122,687	5,740,264

		44,638,345
Switzerland — 1.8%
Nestle SA, Registered Shares	712,446	51,938,036
Novartis AG, Registered Shares	280,775	26,040,050
Roche Holding AG	250,050	67,749,102
Swisscom AG, Registered Shares	4,999	2,623,164
Syngenta AG, Registered Shares	117,265	37,719,184
TE Connectivity Ltd.	41,901	2,650,238
UBS Group AG (a)	1,510,107	25,958,287

		214,678,061
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	2,079,323	4,880,437
Far EasTone Telecommunications Co. Ltd.	1,603,988	3,695,188
Taiwan Mobile Co. Ltd.	1,110,000	3,670,496
Taiwan Semiconductor Manufacturing Co. Ltd.	2,152,000	9,480,575
Yulon Motor Co. Ltd.	2,565,000	3,753,708

		25,480,404
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	18,905,900	9,883,936
Bumrungrad Hospital PCL	1,337,700	5,733,000

		15,616,936
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC	549,147	8,473,431
NMC Health PLC	930,854	6,624,678

		15,098,109
United Kingdom — 3.1%
Antofagasta PLC	2,718,898	31,680,576
AstraZeneca PLC	354,793	25,059,335
AstraZeneca PLC — ADR	91,602	6,446,949
BG Group PLC	638,408	8,543,001
BT Group PLC	1,745,682	10,858,272
CNH Industrial NV — NYSE	134,320	1,082,619
Delphi Automotive PLC (m)	228,074	16,585,541

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Delta Topco Ltd. (Acquired 5/02/12, cost $8,295,346) (d)	13,440,990	$7,700,343
Diageo PLC	99,377	2,846,865
Diageo PLC — ADR	129,365	14,759,253
Guinness Peat Group PLC (a)	1,865,979	655,000
HSBC Holdings PLC	3,950,151	37,328,035
Legal & General Group PLC	1,589,752	6,138,279
Lloyds Banking Group PLC (a)	9,677,626	11,383,425
Manchester United PLC, Class A (a)	279,688	4,447,039
National Grid PLC	1,029,492	14,607,781
Ophir Energy Plc (a)	4,309,953	9,471,025
Prudential PLC	760,122	17,573,656
Rio Tinto PLC	1,122,917	51,763,258
SABMiller PLC	213,883	11,149,990
Spire Healthcare Group PLC (a)(c)	2,111,104	12,503,417
Unilever NV — CVA	921,090	36,031,048
Unilever PLC	265,785	10,798,379
Vodafone Group PLC	2,394,709	8,210,580
Vodafone Group PLC — ADR	234,820	8,023,799

		365,647,465
United States — 27.4%
3M Co.	13,201	2,169,188
AbbVie, Inc. (m)	786,017	51,436,952
Accenture PLC, Class A	26,205	2,340,368
ACE Ltd.	21,835	2,508,405
Actavis PLC (a)	167,110	43,015,785
Activision Blizzard, Inc.	1,343,048	27,062,417
Adobe Systems, Inc. (a)	34,793	2,529,451
AES Corp.	793,459	10,925,930
Aetna, Inc. (m)	274,477	24,381,792
Agilent Technologies, Inc.	379,114	15,520,927
Alexion Pharmaceuticals, Inc. (a)	66,031	12,217,716
Allergan, Inc.	74,121	15,757,383
Alliance Data Systems Corp. (a)	8,171	2,337,314
The Allstate Corp.	125,705	8,830,776
Amazon.com, Inc. (a)	88,774	27,551,011
Amdocs Ltd.	47,232	2,203,609
American Capital Agency Corp. (b)	151,156	3,299,735
American Electric Power Co, Inc.	296,730	18,017,446
American Express Co.	419,155	38,998,181
American International Group, Inc.	422,290	23,652,463
American Tower Corp.	121,278	11,988,330
American Water Works Co., Inc.	218,757	11,659,748
Ameriprise Financial, Inc.	19,025	2,516,056
AmerisourceBergen Corp.	28,258	2,547,741
Amgen, Inc.	209,257	33,332,547
Anadarko Petroleum Corp. (m)	434,861	35,876,033
Antero Midstream Partners LP (a)	293,334	8,066,685
Anthem, Inc.	21,615	2,716,357
Apple Inc.	34,935	3,856,125
Archer-Daniels-Midland Co.	49,309	2,564,068
AT&T Inc.	608,495	20,439,347
Avnet, Inc.	46,924	2,018,670
AXIS Capital Holdings Ltd.	37,701	1,926,144
Bank of America Corp.	3,265,037	58,411,512
The Bank of New York Mellon Corp.	306,834	12,448,255
Becton Dickinson & Co.	15,985	2,224,473
Berkshire Hathaway, Inc., Class A (a)	67	15,142,000
Berkshire Hathaway, Inc., Class B (a)	185,451	27,845,468
Biogen Idec, Inc. (a)	47,016	15,959,581
The Boeing Co.	15,321	1,991,424
BorgWarner, Inc.	237,985	13,077,276
Bristol-Myers Squibb Co.	290,268	17,134,520
C.R. Bard, Inc.	13,923	2,319,850
Calpine Corp. (a)	720,384	15,942,098

Common Stocks	Shares	Value
United States (continued)
Capital One Financial Corp.	228,865	$18,892,806
Cardinal Health, Inc.	34,913	2,818,526
CareFusion Corp. (a)	45,437	2,696,232
Catalent, Inc. (a)	357,526	9,967,825
Catamaran Corp. (a)	204,060	10,560,105
Celgene Corp. (a)	197,354	22,076,018
CenterPoint Energy, Inc.	359,737	8,428,638
CF Industries Holdings, Inc.	8,069	2,199,125
The Charles Schwab Corp.	398,769	12,038,836
Chevron Corp.	45,326	5,084,671
The Chubb Corp.	18,541	1,918,437
Cimarex Energy Co. (m)	57,209	6,064,154
Cintas Corp.	31,822	2,496,118
Cisco Systems, Inc.	1,579,626	43,937,297
Citigroup, Inc.	798,782	43,222,094
CNA Financial Corp.	50,074	1,938,364
Coach, Inc.	813,697	30,562,459
The Coca-Cola Co. (m)	806,007	34,029,616
Colfax Corp. (a)	457,301	23,583,013
Colgate-Palmolive Co.	230,308	15,935,011
Comcast Corp., Class A	589,925	34,221,549
Computer Sciences Corp.	44,155	2,783,973
CONSOL Energy, Inc.	479,447	16,210,103
Constellation Brands, Inc., Class A (a)	28,375	2,785,574
Crown Castle International Corp.	162,448	12,784,658
Crown Holdings, Inc. (a)	252,308	12,842,477
CSX Corp.	385,821	13,978,295
CVS Health Corp.	31,271	3,011,710
Danaher Corp.	122,838	10,528,445
Diamondback Energy, Inc. (a)(m)	364,123	21,767,273
Discover Financial Services	328,625	21,521,651
DISH Network Corp., Class A (a)	168,599	12,289,181
Dominion Resources, Inc.	225,469	17,338,566
Dover Corp.	29,555	2,119,685
The Dow Chemical Co.	67,791	3,091,948
Duke Energy Corp.	29,398	2,455,909
Eaton Corp. PLC	336,493	22,868,064
eBay, Inc. (a)(m)	684,913	38,437,318
Eclipse Resources Corp. (a)(b)	465,570	3,272,957
Electronic Arts, Inc. (a)	180,636	8,492,602
Eli Lilly & Co.	54,419	3,754,367
Energizer Holdings, Inc.	15,975	2,053,746
Envision Healthcare Holdings, Inc. (a)	371,370	12,882,825
EOG Resources, Inc. (m)	58,835	5,416,938
EQT Corp.	74,075	5,607,477
Exelon Corp.	126,115	4,676,344
Facebook, Inc., Class A (a)	235,836	18,399,925
Fastenal Co.	262,766	12,497,151
FedEx Corp.	89,841	15,601,788
Fidelity National Information Services, Inc.	46,189	2,872,956
Fifth Third Bancorp	407,670	8,306,276
FirstEnergy Corp.	66,654	2,598,839
FMC Corp.	273,421	15,593,200
Ford Motor Co.	2,023,750	31,368,125
Freeport-McMoRan, Inc.	2,206,653	51,547,414
The Fresh Market, Inc. (a)(b)	169,751	6,993,741
General Dynamics Corp.	21,562	2,967,362
General Electric Co.	2,164,397	54,694,312
Gilead Sciences, Inc. (a)(m)	133,238	12,559,014
The Goldman Sachs Group, Inc.	75,753	14,683,204
Google, Inc., Class A (a)	81,330	43,158,578
Google, Inc., Class C (a)	100,708	53,012,691
Gulfport Energy Corp. (a)	306,277	12,784,002
Harris Corp.	28,698	2,061,090
HCA Holdings, Inc. (a)	371,904	27,294,035

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
HealthSouth Corp.	150,417	$5,785,038
Helmerich & Payne, Inc.	25,837	1,741,931
Humana, Inc. (m)	112,320	16,132,522
International Business Machines Corp.	95,787	15,368,066
International Paper Co.	46,724	2,503,472
Intuit, Inc.	26,546	2,447,276
JB Hunt Transport Services, Inc.	217,133	18,293,455
JPMorgan Chase & Co.	968,841	60,630,070
Keysight Technologies, Inc. (a)(b)	67,192	2,269,074
Kimberly-Clark Corp.	84,124	9,719,687
KLA-Tencor Corp.	68,155	4,792,660
Kohl’s Corp.	33,931	2,071,148
The Kroger Co.	49,081	3,151,491
L-3 Communications Holdings, Inc.	20,184	2,547,423
Lear Corp.	31,333	3,073,141
Liberty Broadband Corp., Class A (a)	108,175	5,418,486
Liberty Broadband Corp., Class C (a)	218,448	10,883,079
Liberty Media Corp., Class A (a)	327,222	11,541,120
Liberty Media Corp., Class C (a)	703,136	24,630,854
Lincoln National Corp.	63,854	3,682,460
Lowe’s Cos., Inc.	31,032	2,135,002
lululemon athletica, Inc. (a)(b)(m)	130,172	7,262,296
LyondellBasell Industries NV, Class A	109,979	8,731,233
Macy’s, Inc.	32,060	2,107,945
Marathon Oil Corp.	53,312	1,508,196
Marathon Petroleum Corp. (m)	29,736	2,683,971
Marsh & McLennan Cos., Inc.	253,436	14,506,677
MasterCard, Inc., Class A	548,067	47,221,453
McDonald’s Corp.	289,283	27,105,817
McKesson Corp.	169,153	35,112,780
Medtronic, Inc.	263,619	19,033,292
Merck & Co., Inc.	898,489	51,025,190
MetLife, Inc. (m)	237,819	12,863,630
Mettler-Toledo International, Inc. (a)	13,012	3,935,610
Microsoft Corp.	681,804	31,669,796
Motorola Solutions, Inc.	29,684	1,991,203
Mylan, Inc. (a)(m)	102,017	5,750,698
NextEra Energy Partners LP	80,835	2,728,181
NextEra Energy, Inc.	182,248	19,371,140
Northrop Grumman Corp.	23,046	3,396,750
NRG Energy, Inc.	500,303	13,483,166
NRG Yield, Inc., Class A	79,653	3,754,842
Oasis Petroleum, Inc. (a)	233,196	3,857,062
Oceaneering International, Inc.	471,721	27,741,912
Oracle Corp.	1,223,433	55,017,782
PACCAR, Inc.	177,012	12,038,586
Parker Hannifin Corp.	16,509	2,128,836
Parsley Energy, Inc., Class A (a)	117,334	1,872,651
PerkinElmer, Inc.	214,877	9,396,571
Perrigo Co. PLC	71,760	11,995,402
Pfizer, Inc. (m)	1,757,967	54,760,672
Philip Morris International, Inc.	88,249	7,187,881
Phillips 66	746,006	53,488,630
Pioneer Natural Resources Co.	65,524	9,753,247
PPG Industries, Inc.	15,792	3,650,321
PPL Corp.	169,514	6,158,444
Precision Castparts Corp.	115,670	27,862,590
The Procter & Gamble Co. (m)	776,377	70,720,181
Prudential Financial, Inc. (m)	97,175	8,790,451
QUALCOMM, Inc.	213,712	15,885,213
Raytheon Co.	28,702	3,104,695
Regeneron Pharmaceuticals, Inc. (a)	11,896	4,880,334
Regions Financial Corp.	1,460,432	15,422,162
Reinsurance Group of America, Inc.	26,440	2,316,673
Rockwell Automation, Inc.	249,326	27,725,051

Common Stocks	Shares	Value
United States (concluded)
Seagate Technology PLC	38,638	$2,569,427
Sealed Air Corp.	308,304	13,081,339
SeaWorld Entertainment, Inc.	189,023	3,383,512
Sempra Energy	151,128	16,829,614
Southern Copper Corp.	877,891	24,756,526
The St. Joe Co. (a)	1,707,228	31,395,923
Stanley Black & Decker, Inc.	221,773	21,307,950
Stone Energy Corp. (a)	353,807	5,972,262
Tenet Healthcare Corp. (a)(b)	193,994	9,829,676
TerraForm Power, Inc., Class A	53,910	1,664,741
TerraForm Power, Inc., Class A (Acquired 11/21/14, cost $4,145,370) (a)(d)	138,179	4,053,619
Tesoro Corp. (m)	164,796	12,252,583
Thermo Fisher Scientific, Inc.	234,873	29,427,238
Time Warner Cable, Inc.	17,200	2,615,432
Twitter, Inc. (a)	1,285,563	46,113,145
U.S. Bancorp	461,719	20,754,269
Union Pacific Corp.	260,740	31,061,956
United Continental Holdings, Inc. (a)	441,328	29,520,430
United Parcel Service, Inc., Class B	333,507	37,075,973
United Technologies Corp.	220,297	25,334,155
UnitedHealth Group, Inc. (m)	239,716	24,232,890
Valero Energy Corp.	53,957	2,670,872
Veeva Systems, Inc. (a)	714,752	18,876,600
Verizon Communications, Inc.	879,132	41,125,795
Verizon Communications, Inc.	127,315	5,986,351
Vertex Pharmaceuticals, Inc. (a)	139,123	16,527,812
Viacom, Inc., Class B	22,826	1,717,657
Visa, Inc., Class A	158,547	41,571,023
VMware, Inc., Class A (a)(b)	65,709	5,422,307
Waters Corp. (a)	73,462	8,280,637
Wells Fargo & Co.	1,257,097	68,914,058
Western Digital Corp.	37,157	4,113,280
Wyndham Worldwide Corp.	28,925	2,480,608
Zimmer Holdings, Inc.	79,234	8,986,720

		3,221,120,888
Total Common Stocks — 55.8%		6,557,167,409

Corporate Bonds		Par (000)
Argentina — 0.1%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (c)	USD	1,273	889,827
YPF SA:
8.88%, 12/19/18 (c)		6,986	7,224,223
8.75%, 4/04/24 (c)		4,569	4,643,246

			12,757,296
Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (c)		10,183	10,895,810
Belgium — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		4,138	4,134,326
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (c)		6,347	5,442,553
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (c)		2,574	2,841,850
Chile — 0.2%
Banco Del Estado De Chile/New York, Series YCD, 2.03%, 4/25/15		6,961	6,987,208
Banco Santander Chile, 2.11%, 6/07/18 (c)(e)		8,041	8,141,513
Inversiones Alsacia SA, 8.00%, 12/31/18 (c)		6,704	4,893,555

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Chile (concluded)
Inversiones Alsacia SA Escrow Bonds, 8.00%, 8/18/18 (a)(f)	USD	6,388	$1

			20,022,277
China — 0.2%
Alibaba Group Holding Ltd.:
3.13%, 11/28/21 (c)		6,425	6,347,752
3.60%, 11/28/24 (c)		10,535	10,449,077
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(f)(g)	SGD	11,400	86,060
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(f)	USD	4,800	48,000
SINA Corp., 1.00%, 12/01/18 (g)		5,846	5,389,281

			22,320,170
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (c)		2,929	2,855,775
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		17,985	18,156,235
Germany — 0.2%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (c)		2,662	2,781,790
Volkswagen International Finance NV, 5.50%, 11/09/15 (c)(g)	EUR	12,700	16,996,648

			19,778,438
Hong Kong — 0.1%
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (c)	USD	5,783	5,991,535
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,186	4,454,356

			10,445,891
India — 0.3%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(f)(g)		2,291	223,373
5.50%, 11/13/14 (a)(c)(f)(g)		6,148	599,430
Reliance Holdings USA, Inc.:
4.50%, 10/19/20 (c)		4,353	4,548,659
5.40%, 2/14/22 (c)		1,995	2,161,200
State Bank of India, 3.62%, 4/17/19 (c)		8,677	8,799,129
Suzlon Energy Ltd., 3.25%, 7/16/19 (c)(g)(h)		17,936	14,707,520

			31,039,311
Indonesia — 0.0%
Bumi Investment Property Ltd.:
10.75%, 10/06/17 (a)(f)		550	122,375
10.75%, 10/06/17 (a)(c)(f)		3,957	880,433

			1,002,808
Italy — 0.3%
Intesa Sanpaolo SpA:
3.13%, 1/15/16		2,055	2,087,479
3.88%, 1/16/18		3,226	3,358,763
3.88%, 1/15/19		13,973	14,467,546
Telecom Italia Finance SA, 6.13%, 11/15/16 (c)(g)	EUR	8,100	11,487,276
Telecom Italia SpA, 5.30%, 5/30/24 (c)	USD	8,517	8,623,463

			40,024,527
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		7,634	7,668,559

Corporate Bonds		Par (000)	Value
Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	7,228	$7,733,960
Matterhorn Mobile SA, 6.75%, 5/15/19 (c)	CHF	1,000	1,056,226

			8,790,186
Mexico — 0.0%
Trust F/1401, 5.25%, 12/15/24 (c)	USD	5,762	5,935,436
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(f)(g)		21,400	11,455,420
Constellium NV:
6.50%, 1/15/23 (c)	EUR	4,103	4,735,472
8.00%, 1/15/23 (c)	USD	1,180	1,174,100
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22		3,115	3,173,029

			20,538,021
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (g)	SGD	12,250	9,247,726
2.95%, 6/20/22 (g)		23,250	17,634,300
1.95%, 10/17/23 (c)(g)		10,000	7,656,740
Olam International Ltd., 6.00%, 10/15/16 (g)	USD	9,100	9,600,500

			44,139,266
South Korea — 0.1%
Export-Import Bank of Korea, 2.88%, 9/17/18		3,691	3,787,878
Hyundai Capital America, 2.13%, 10/02/17 (c)		3,497	3,514,048

			7,301,926
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (g)	EUR	13,300	17,139,797
Telefonica SA, 6.00%, 7/24/17 (g)		4,100	5,095,171

			22,234,968
Switzerland — 0.0%
UBS AG, 2.38%, 8/14/19	USD	5,782	5,781,659
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17 (c)		19,071	16,782,665
9.00%, 10/31/17 (c)		7,247	6,522,462

			23,305,127
United Kingdom — 0.2%
BAT International Finance PLC, 2.13%, 6/07/17 (c)		5,703	5,755,998
Delta Topco Ltd. (Acquired 5/02/12-1/02/14, cost $11,488,616), 10.00%, 11/24/60 (d)		11,272	11,331,088
Lloyds Bank PLC, 2.30%, 11/27/18		2,241	2,262,169

			19,349,255
United States — 2.8%
Ally Financial Inc.:
2.75%, 1/30/17		8,839	8,811,422
3.50%, 1/27/19		6,094	6,020,872
American Tower Corp., 3.40%, 2/15/19		2,448	2,491,621
Anthem, Inc., 2.75%, 10/15/42 (g)		6,922	11,914,493
AT&T Inc., 2.38%, 11/27/18		16,024	16,148,122
Bank of America Corp.:
2.00%, 1/11/18		8,502	8,495,539
1.32%, 3/22/18 (e)		4,536	4,569,140
6.88%, 4/25/18		5,686	6,530,826
2.60%, 1/15/19		5,626	5,669,748
Best Buy Co., Inc., 5.00%, 8/01/18		5,688	5,883,525

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (g)	USD	2,124	$2,497,027
1.50%, 10/15/20 (g)		2,124	2,603,227
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (g)		1,193	1,624,717
Cablevision Systems Corp., 5.88%, 9/15/22		3,674	3,719,925
Capital One Bank USA NA, 2.15%, 11/21/18		6,399	6,365,597
Chesapeake Energy Corp., 3.48%, 4/15/19 (e)		5,909	5,790,820
CIT Group, Inc., 4.75%, 2/15/15 (c)		6,631	6,635,973
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (g)		13,810	8,337,787
3.13%, 5/15/24 (g)		17,017	11,433,297
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		337	316,780
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (g)		3,792	13,136,910
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		15,439	15,279,438
2.38%, 1/16/18		6,116	6,151,442
5.00%, 5/15/18		7,797	8,471,815
Forest City Enterprises, Inc., 4.25%, 8/15/18 (g)		6,174	7,046,077
Forest Laboratories, Inc.:
4.38%, 2/01/19 (c)		7,328	7,741,079
5.00%, 12/15/21 (c)		5,139	5,564,643
General Electric Capital Corp.:
5.55%, 5/04/20		4,139	4,756,857
6.38%, 11/15/67 (e)		6,627	7,107,457
General Motors Financial Co., Inc., 3.50%, 7/10/19		9,249	9,444,357
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (g)		4,842	20,039,827
HSBC USA, Inc., 1.63%, 1/16/18		6,215	6,191,066
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,700	1,870,000
JPMorgan Chase & Co., 6.13%, 6/27/17		4,537	5,006,303
Medtronic, Inc., 3.15%, 3/15/22 (c)		12,530	12,688,830
Morgan Stanley, 7.30%, 5/13/19		3,751	4,449,234
Mylan, Inc.:
3.75%, 9/15/15 (g)		6,137	25,936,496
2.55%, 3/28/19		7,971	7,940,391
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		4,506	4,404,615
Salesforce.com, Inc., 0.25%, 4/01/18 (g)		6,366	7,253,261
SunGard Data Systems, Inc., 7.38%, 11/15/18		2,459	2,557,360
Synchrony Financial, 3.75%, 8/15/21		5,725	5,848,025
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (g)		6,204	9,383,550
Twitter, Inc., 1.00%, 9/15/21 (c)(g)		5,453	4,750,926
Xerox Corp., 6.35%, 5/15/18		3,707	4,191,579

			333,071,996
Total Corporate Bonds — 6.0%			699,833,666

Floating Rate Loan Interests (e)
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		6,469	5,175,325

Floating Rate Loan Interests	Par (000)		Value
Germany — 0.1%
Deutsche Raststatten Gruppe IV GmbH:
Facility A - 2nd Amended, 3.33%, 12/10/18	EUR	5,370	$6,458,389
Facility B - 2nd Amended, 3.58%, 12/10/19		2,165	2,612,528

			9,070,917
United States — 0.9%
AP One Channel Center Mezz LLC, Mezzanine Term Loan, 6.41%, 7/14/19	USD	4,667	4,667,000
Charter Communications Operating LLC, Term G Loan, 4.25%, 9/10/21		7,440	7,481,887
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		5,642	4,397,229
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		7,938	5,764,624
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.17%, 2/27/21		21,703	21,377,898
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		25,663	25,330,953
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		2,871	2,811,673
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		2,733	2,692,358
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		14,422	11,155,550
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		12,013	9,490,658
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		1,671	1,320,299
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		623	492,437
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		11,175	10,912,333

			107,894,899
Total Floating Rate Loan Interests — 1.0%			122,141,141

Foreign Agency Obligations
Brazil — 0.2%
Petrobras Global Finance BV:
2.37%, 1/15/19 (e)		17,016	15,094,553
6.25%, 3/17/24		8,168	7,772,179
Petrobras International Finance Co., 5.38%, 1/27/21		3,484	3,228,170

			26,094,902
Total Foreign Agency Obligations — 0.2%			26,094,902

Foreign Government Obligations
Argentina — 0.4%
Provincia de Buenos Aires, 10.88%, 1/26/21		2,893	2,632,630
Republic of Argentina:
Series X, 7.00%, 4/17/17		24,338	23,364,548
8.75%, 5/07/24		14,108	13,754,852

			39,752,030
Australia — 1.8%
Australia Government Bonds:
5.25%, 3/15/19	AUD	88,137	80,750,832
2.75%, 10/21/19		157,591	131,472,314

			212,223,146

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Brazil — 1.0%
Brazil Notas do Tesouro Nacional:
Series F, 10.00%, 1/01/17	BRL	47	$17,564,602
Series F, 10.00%, 1/01/21		39	14,092,937
Series B, 6.00%, 5/15/23		62	58,349,337
Series F, 10.00%, 1/01/25		69	24,113,802
Federative Republic of Brazil, 4.88%, 1/22/21	USD	4,426	4,702,625

			118,823,303
Colombia — 0.0%
Republic of Colombia, 7.38%, 1/27/17		3,579	3,963,743
Hungary — 0.1%
Republic of Hungary:
4.75%, 2/03/15		2,697	2,703,311
4.13%, 2/19/18		8,134	8,435,609

			11,138,920
Indonesia — 0.3%
Republic of Indonesia:
7.88%, 4/15/19	IDR	378,547,000	30,755,989
8.38%, 3/15/24		93,638,000	7,844,120

			38,600,109
Mexico — 1.6%
United Mexican States:
8.00%, 12/07/23	MXN	7,515	58,541,826
10.00%, 12/05/24		14,617	129,767,088

			188,308,914
New Zealand — 0.3%
Government of New Zealand, 5.00%, 3/15/19	NZD	34,604	28,496,855
Poland — 0.7%
Republic of Poland:
5.25%, 10/25/20	PLN	115,016	37,764,217
5.75%, 10/25/21		132,643	45,499,971

			83,264,188
Turkey — 0.0%
Republic of Turkey, 6.75%, 4/03/18	USD	2,539	2,824,638
United Kingdom — 1.3%
United Kingdom Gilt, 2.25%, 9/07/23	GBP	92,969	151,827,498
Total Foreign Government Obligations — 7.5%			879,223,344

Investment Companies (a)(i)	Shares
ETFS Gold Trust		230,215	26,670,408
ETFS Physical Palladium Shares		84,333	6,534,964
ETFS Platinum Trust		71,197	8,333,609
iShares Gold Trust (j)		2,098,037	24,001,543
SPDR Gold Shares		168,545	19,143,341
Total Investment Companies — 0.7%			84,683,865

Preferred Securities
Capital Trusts	Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (c)(e)(k)	USD	1,315	1,338,801
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (e)		5,934	6,290,040

Capital Trusts	Par (000)		Value
United Kingdom — 0.4%
HSBC Holdings PLC, 6.38% (e)(k)	USD	19,115	$19,306,150
Lloyds Bank PLC, 13.00% (e)(k)	GBP	10,485	27,838,173

			47,144,323
United States — 0.7%
Citigroup, Inc., 5.95% (e)(k)	USD	4,354	4,288,690
General Electric Capital Corp., Series B, 6.25% (e)(k)		8,900	9,689,875
The Goldman Sachs Group, Inc., Series L, 5.70% (e)(k)		10,037	10,152,425
Intel Corp., 3.25%, 8/01/39 (g)		3,508	6,099,535
JPMorgan Chase & Co.:
Series Q, 5.15% (e)(k)		11,200	10,550,400
Series X, 6.10% (e)(k)		23,226	23,167,935
Morgan Stanley, Series H, 5.45% (e)(k)		7,455	7,468,419
NBCUniversal Enterprise, Inc., 5.25% (c)(k)		5,389	5,591,087
USB Capital IX, 3.50% (e)(k)		8,577	6,904,485

			83,912,851
Total Capital Trusts — 1.2%			138,686,015

Preferred Stocks	Shares
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		248,034	6,590,263
Royal Bank of Scotland Group PLC:
Series M, 6.40%		189,525	4,673,687
Series Q, 6.75%		156,567	3,968,973
Series T, 7.25%		235,045	5,991,297

			21,224,220
United States — 1.5%
American Tower Corp., Series A, 5.25% (g)		45,686	5,252,063
Cliffs Natural Resources, Inc., 7.00% (g)		176,589	1,183,146
Crown Castle International Corp., Series A, 4.50% (g)		134,854	13,888,614
Dominion Resources, Inc., 6.38% (g)		112,000	5,825,120
Dropbox, Inc., Series C (Acquired 1/28/14, cost $28,835,783), 0.00% (a)(d)		1,509,632	27,686,651
Fannie Mae, Series S, 8.25% (b)(e)		656,698	2,541,421
Forestar Group, Inc., 6.00% (g)		232,200	4,964,436
Health Care REIT, Inc., Series I, 6.50% (g)		199,166	13,115,081
InVitae Corp., Series F (Acquired 10/08/14,cost $5,793,266), 0.00% (a)(d)		2,896,633	5,793,266
Lookout, Inc., Series F (Acquired 9/19/14- 10/22/14, cost $10,936,522), 0.00% (a)(d)		957,404	10,936,522
NextEra Energy, Inc., 5.60% (g)		151,010	10,351,735
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $11,447,321), 0.00% (a)(d)		1,867,426	14,136,415
Stanley Black & Decker, Inc., 6.25% (b)(g)		30,775	3,623,449
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $17,574,548), 0.00% (a)(d)		283,222	37,744,996
United Technologies Corp., 7.50% (g)		79,452	4,872,791
US Bancorp:
Series F, 6.50% (e)		226,774	6,678,494
Series G, 6.00% (e)		112,682	3,055,936
Wells Fargo & Co., Series L, 7.50% (g)		3,988	4,809,528

			176,459,664
Total Preferred Stocks — 1.7%			197,683,884

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Trust Preferreds	Shares		Value
Netherlands — 0.1%
RBS Capital Funding Trust V, Series E, 5.90% (k)		342,673	$8,326,954
RBS Capital Funding Trust VII, Series G, 6.08% (k)		425,427	10,376,165

			18,703,119
United States — 0.2%
Citigroup Capital XIII, Series 2, 7.88%, 10/30/40 (e)		409,834	10,893,388
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)		521,563	13,758,832

			24,652,220
Total Trust Preferreds — 0.3%			43,355,339
Total Preferred Securities — 3.2%			379,725,238

Rights
United States — 0.0%
Liberty Broadband Corp. (a)		65,324	620,578
Total Rights — 0.0%			620,578

U.S. Government Sponsored Agency Securities	Par (000)
Mortgage-Backed Securities — 0.1%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/01/45 (l)	USD	11,708	11,843,374

U.S. Treasury Obligations
U.S. Treasury Notes:
0.25%, 3/31/15-7/31/15 (i)		95,678	95,723,965
1.25%, 10/31/18 (s)		61,885	61,484,036
1.63%, 7/31/19-8/31/19		146,658	146,856,463
2.25%, 4/30/21-11/15/24		169,311	171,644,905
2.00%, 5/31/21		115,084	115,659,420
2.38%, 8/15/24		104,946	106,889,282
Total U.S. Treasury Obligations — 6.0%			698,258,071

Warrants (n)	Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		3,244,408	2,408,130
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		523,292	388,408

			2,796,538
Hong Kong — 0.0%
Sun Hung Kai Properties Ltd. (Issued/exercisable 4/23/14, 1 Share for 1 warrant, Expires 4/22/16, Strike Price HKD 98.60)		196,083	495,603
Total Warrants — 0.0%			3,292,141

			Value
Total Long-Term Investments (Cost — $9,004,860,326) — 80.5%			$9,462,883,729

Short-Term Securities

Foreign Agency Obligations (o)	Par (000)
Japan Treasury Discount Bill:
0.00%, 1/08/15	JPY	2,290,000	19,118,384
0.03%, 2/04/15		2,340,000	19,535,816
0.02%, 3/10/15-3/23/15		3,500,000	29,220,237
Mexico Cetes:
3.01%, 1/22/15	MXN	34,803	23,549,235
2.99%, 2/05/15-2/19/15		30,983	20,929,864
3.00%, 3/05/15		31,036	20,935,674
3.02%, 3/19/15-4/16/15		52,476	35,313,669
3.08%, 4/01/15		26,353	17,729,164
2.97%, 4/30/15		23,362	15,678,496
3.06%, 5/28/15		35,132	23,520,872
3.03%, 6/11/15		35,214	23,552,775
Total Foreign Agency Obligations — 2.1%			249,084,186

Money Market Funds	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (j)(p)		878,636	878,636

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (j)(p)(q)	USD	68,947	68,946,761
Total Money Market Funds — 0.6%			69,825,397

Time Deposits	Par (000)
Europe — 0.0%
Wells Fargo & Co., (0.08)%, 1/01/15	EUR	66	79,316
New Zealand — 0.0%
Brown Brothers Harriman & Co., 2.65%, 1/01/15	NZD	3	3,367
Total Time Deposits — 0.0%			82,683

U.S. Treasury Obligations
U.S. Treasury Bills (o):
0.01%, 1/02/15-3/12/15		327,156	327,150,048
0.02%, 1/08/15-3/19/15		771,043	771,036,624
0.03%, 2/12/15-5/28/15 (r)		690,800	690,780,501
0.04%, 4/02/15		100,500	100,489,950
0.06%, 5/14/15-5/21/15		86,900	86,882,225
0.08%, 6/18/15		1,300	1,299,488
0.12%, 6/25/15		6,000	5,997,462
Total U.S. Treasury Obligations — 16.9%			1,983,636,298

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Value
Total Short-Term Securities (Cost — $2,319,763,012) — 19.6%	$2,302,628,564

Options Purchased
(Cost — $136,245,583) — 1.4%	160,176,130
Total Investments Before Investments Sold Short and Options Written (Cost — $11,460,868,921) — 101.5%	11,925,688,423

Investments Sold Short	Shares	Value
United States — (0.1)%
Avery Dennison Corp.	115,431	$(5,988,560)
Campbell Soup Co.	54,825	(2,412,300)
Mead Johnson Nutrition Co.	71,779	(7,216,661)
Total Investments Sold Short (Proceeds — $15,331,449) — (0.1)%		(15,617,521)

Options Written
(Premiums Received — $46,407,596) — (0.6)%		(66,126,588)
Total Investments Net of Investments Sold Short and Options Written — 100.8%		11,843,944,314
Liabilities in Excess of Other Assets — (0.8)%		(94,723,369)

Net Assets — 100.0%		$11,749,220,945

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $170,937,367 and an original cost of $107,870,894 which was 1.5% of its net assets.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Convertible security.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(j)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain/ Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	539,525	339,111	[1]	—	878,636	$878,636	$2,028	—
BlackRock Liquidity Series, LLC, Money Market Series	$65,844,802	$3,101,959	[2]	—	$68,946,761	$68,946,761	$1,724,735	$153,327
iShares Gold Trust	2,310,427	25,701		(238,091)	2,098,037	$24,001,543	—	$(898,740)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$11,843,374	$129,886

(m)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding options written.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(p)	Represents the current yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(r)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(s)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(9)	CAC 40 10 Euro Future Index	Paris	January 2015	USD	465,786	$(4,193)
(2,714)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	USD	278,510,680	(3,076,291)
(37)	FTSE 100 Index	NYSE Liffe	March 2015	USD	3,761,415	(142,498)
10	NASDAQ 100 E-Mini Futures	Chicago Mercantile	March 2015	USD	846,550	29,837
644	Nikkei 225 Index	Chicago Mercantile	March 2015	USD	46,533,812	681,891
31	EURO STOXX 50 Index	Eurex	March 2015	USD	1,175,240	1,062
359	TOPIX Index	Tokyo	March 2015	USD	42,185,048	(867,432)
Total						$(3,377,624)

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	10,755,000	USD	13,228,758	BNP Paribas S.A.	1/08/15	$(213,502)
EUR	10,758,600	USD	13,231,787	BNP Paribas S.A.	1/08/15	(212,175)
USD	27,399,844	EUR	21,513,600	BNP Paribas S.A.	1/08/15	1,364,976
USD	26,830,876	EUR	21,077,300	Deutsche Bank AG	1/08/15	1,324,001
USD	20,970,696	JPY	2,290,000,000	Credit Suisse International	1/08/15	1,850,980
USD	23,685,000	JPY	2,692,937,130	Credit Suisse International	1/08/15	1,201,073
USD	23,685,000	JPY	2,695,447,740	UBS AG	1/08/15	1,180,111
JPY	3,209,604,534	USD	26,764,436	BNP Paribas S.A.	1/09/15	33,495
USD	29,592,398	EUR	23,369,000	BNP Paribas S.A.	1/09/15	1,311,895
USD	46,871,858	EUR	37,005,900	Deutsche Bank AG	1/09/15	2,088,364
USD	11,821,359	JPY	1,354,973,600	BNP Paribas S.A.	1/09/15	508,286
USD	17,297,435	JPY	1,854,630,934	BNP Paribas S.A.	1/09/15	1,812,576
USD	21,095,231	JPY	2,416,965,000	UBS AG	1/09/15	915,280
GBP	7,060,000	USD	11,381,002	HSBC Bank USA N.A.	1/15/15	(378,592)
JPY	2,702,940,058	USD	22,646,793	Credit Suisse International	1/15/15	(77,973)
USD	29,795,836	EUR	23,368,000	BNP Paribas S.A.	1/15/15	1,514,694
USD	29,737,183	EUR	23,322,000	UBS AG	1/15/15	1,511,713
USD	11,071,774	GBP	7,060,000	HSBC Bank USA N.A.	1/15/15	69,364
USD	23,611,000	JPY	2,702,940,058	Credit Suisse International	1/15/15	1,042,180
JPY	4,246,008,000	USD	35,065,618	Credit Suisse International	1/16/15	387,712
USD	29,921,100	AUD	33,821,000	Morgan Stanley Capital Services LLC	1/16/15	2,342,791
USD	28,318,715	BRL	73,062,285	Morgan Stanley Capital Services LLC	1/16/15	955,514
USD	39,314,889	JPY	4,246,008,000	Credit Suisse International	1/16/15	3,861,559
JPY	700,262,000	USD	5,868,217	Deutsche Bank AG	1/22/15	(20,862)
USD	10,093,769	EUR	8,123,300	JPMorgan Chase Bank N.A.	1/22/15	261,789
USD	21,173,791	JPY	2,447,986,669	Deutsche Bank AG	1/22/15	732,517
USD	21,102,480	JPY	2,442,274,440	Morgan Stanley Capital Services LLC	1/22/15	708,904
USD	26,198,028	MXN	348,027,700	BNP Paribas S.A.	1/22/15	2,641,419
USD	29,065,440	AUD	33,485,530	Deutsche Bank AG	1/23/15	1,775,048
USD	11,902,098	AUD	14,324,000	Morgan Stanley Capital Services LLC	1/23/15	228,173
USD	24,746,367	EUR	19,876,600	Morgan Stanley Capital Services LLC	1/23/15	688,599
USD	21,837,440	JPY	2,518,774,027	Deutsche Bank AG	1/23/15	804,891
USD	20,685,099	JPY	2,384,991,895	JPMorgan Chase Bank N.A.	1/23/15	769,672
JPY	3,494,799,897	USD	29,412,556	JPMorgan Chase Bank N.A.	1/29/15	(228,361)
USD	10,888,714	JPY	1,269,994,238	Credit Suisse International	1/29/15	283,311
USD	29,728,000	JPY	3,494,799,897	JPMorgan Chase Bank N.A.	1/29/15	543,805

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	11,592,500	USD	1,858,964	Deutsche Bank AG	1/30/15	$2,440
CNY	82,801,000	USD	13,277,903	Deutsche Bank AG	1/30/15	17,429
CNY	102,059,202	USD	16,482,429	Deutsche Bank AG	1/30/15	(94,814)
CNY	78,855,228	USD	12,609,775	JPMorgan Chase Bank N.A.	1/30/15	51,985
JPY	1,308,091,000	USD	10,852,690	Credit Suisse International	1/30/15	70,944
USD	6,444,000	CNY	39,427,614	Deutsche Bank AG	1/30/15	113,120
USD	6,444,000	CNY	39,430,836	Deutsche Bank AG	1/30/15	112,602
USD	6,444,000	CNY	39,456,612	Deutsche Bank AG	1/30/15	108,464
USD	12,726,000	CNY	78,137,640	Deutsche Bank AG	1/30/15	179,462
USD	6,444,000	CNY	39,411,504	JPMorgan Chase Bank N.A.	1/30/15	115,707
USD	6,444,000	CNY	39,443,724	JPMorgan Chase Bank N.A.	1/30/15	110,533
USD	25,599,829	EUR	20,796,300	Morgan Stanley Capital Services LLC	1/30/15	426,977
USD	25,127,172	EUR	20,412,000	UBS AG	1/30/15	419,495
USD	10,930,087	JPY	1,308,091,000	Credit Suisse International	1/30/15	6,453
USD	40,590,796	JPY	4,857,460,008	JPMorgan Chase Bank N.A.	1/30/15	27,016
USD	19,617,871	JPY	2,340,000,000	Morgan Stanley Capital Services LLC	2/04/15	76,161
JPY	2,207,929,539	USD	18,319,038	Credit Suisse International	2/05/15	119,879
JPY	3,293,518,800	USD	27,495,482	UBS AG	2/05/15	9,435
USD	15,683,738	EUR	12,627,300	Deutsche Bank AG	2/05/15	398,352
USD	25,820,692	EUR	20,795,300	Morgan Stanley Capital Services LLC	2/05/15	647,917
USD	18,600,923	JPY	2,207,929,539	Credit Suisse International	2/05/15	162,006
USD	27,720,189	JPY	3,293,518,800	UBS AG	2/05/15	215,272
USD	8,683,291	MXN	116,134,680	Credit Suisse International	2/05/15	829,471
JPY	3,711,996,198	USD	30,681,331	JPMorgan Chase Bank N.A.	2/06/15	318,635
MXN	172,465,697	USD	11,947,000	UBS AG	2/06/15	(284,418)
USD	28,530,242	AUD	33,279,181	Deutsche Bank AG	2/06/15	1,435,085
USD	29,694,062	BRL	78,448,742	BNP Paribas S.A.	2/06/15	182,083
USD	22,569,395	JPY	2,675,579,200	BNP Paribas S.A.	2/06/15	224,851
USD	31,564,594	JPY	3,711,996,198	JPMorgan Chase Bank N.A.	2/06/15	564,628
USD	17,619,890	MXN	241,033,047	UBS AG	2/06/15	1,320,605
GBP	17,612,925	EUR	22,159,500	Deutsche Bank AG	2/12/15	616,611
USD	42,059,167	EUR	33,619,900	Credit Suisse International	2/12/15	1,360,036
USD	42,105,840	EUR	33,670,800	Deutsche Bank AG	2/12/15	1,345,091
USD	25,495,872	EUR	20,402,900	UBS AG	2/12/15	796,801
USD	20,188,215	JPY	2,366,058,800	Credit Suisse International	2/12/15	427,611
USD	21,766,508	JPY	2,551,252,412	HSBC Bank USA N.A.	2/12/15	459,223
USD	7,924,765	BRL	21,690,081	Deutsche Bank AG	2/13/15	(138,331)
USD	25,479,481	EUR	20,537,700	Credit Suisse International	2/13/15	617,039
USD	25,822,323	EUR	20,797,200	JPMorgan Chase Bank N.A.	2/13/15	645,737
USD	14,491,162	MXN	193,696,120	Deutsche Bank AG	2/19/15	1,403,528
USD	23,245,571	MXN	310,363,240	HSBC Bank USA N.A.	3/05/15	2,293,368
USD	10,876,292	JPY	1,160,000,000	HSBC Bank USA N.A.	3/10/15	1,185,967
USD	17,276,210	MXN	232,368,480	HSBC Bank USA N.A.	3/19/15	1,603,277
USD	8,500,128	MXN	116,320,000	JPMorgan Chase Bank N.A.	3/19/15	654,505
USD	19,625,439	JPY	2,340,000,000	Morgan Stanley Capital Services LLC	3/23/15	74,714
USD	19,240,518	MXN	263,529,680	Credit Suisse International	4/01/15	1,480,473
USD	11,800,147	MXN	176,070,000	UBS AG	4/16/15	(54,400)
USD	17,117,534	MXN	233,620,110	JPMorgan Chase Bank N.A.	4/30/15	1,402,224
USD	23,783,000	KRW	26,603,663,800	Credit Suisse International	5/05/15	(296,043)

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	29,514,000	KRW	32,445,330,480	Deutsche Bank AG	5/05/15	$147,650
USD	47,533,000	JPY	5,762,187,925	JPMorgan Chase Bank N.A.	5/07/15	(636,233)
USD	23,950,726	MXN	351,321,230	BNP Paribas S.A.	5/28/15	359,833
USD	17,817,000	CNY	112,024,031	JPMorgan Chase Bank N.A.	6/09/15	23,636
USD	23,530,591	MXN	352,140,000	JPMorgan Chase Bank N.A.	6/11/15	(94,280)
INR	685,276,510	USD	10,759,562	Credit Suisse International	6/26/15	(280,380)
INR	762,232,118	USD	11,943,000	Credit Suisse International	6/26/15	(287,020)
INR	770,234,200	USD	11,890,000	Credit Suisse International	8/05/15	(192,078)
USD	11,998,000	CLP	7,212,357,740	Morgan Stanley Capital Services LLC	8/24/15	353,959
USD	12,027,000	CLP	7,232,857,395	UBS AG	8/26/15	351,717
CLP	7,320,951,000	USD	11,719,578	JPMorgan Chase Bank N.A.	9/15/15	79,178
USD	12,045,000	CLP	7,320,951,000	JPMorgan Chase Bank N.A.	9/15/15	246,244
Total						$57,420,659

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
The Coca-Cola Co.	Call	USD	45.00	1/17/15	1,012	$5,566
SPDR Gold Shares[1]	Call	USD	135.00	6/19/15	2,353	162,357
Total						$167,923

1 All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

•	As of December 31, 2014, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Apache Corp.	Citibank N.A.	Call	USD	110.00	1/16/15	171,600		—	$1,716
The Coca-Cola Co.	Deutsche Bank AG	Call	USD	45.00	1/16/15	1,072,575		—	58,992
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Call	USD	72.50	1/16/15	30,100		—	45,150
Electronic Arts, Inc.	Citibank N.A.	Call	USD	37.00	1/16/15	266,157		—	2,694,840
Google, Inc.	Deutsche Bank AG	Call	USD	600.00	1/16/15	22,868		—	2,287
Mylan, Inc.	Bank of America N.A.	Call	USD	47.00	1/16/15	278,056		—	2,738,852
Mylan, Inc.	Deutsche Bank AG	Call	USD	47.00	1/16/15	211,154		—	2,079,867
Mylan, Inc.	Goldman Sachs International	Call	USD	55.00	1/16/15	278,056		—	606,162
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/15	145,938		—	442,922
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/15	301,623		—	55
Visa, Inc.	Deutsche Bank AG	Call	USD	220.00	1/16/15	69,850		—	2,959,894
USD Currency	Morgan Stanley Capital Services LLC	Call	EUR	1.20	2/19/15	—	USD	57,665	580,534
Anadarko Petroleum Corp.	Barclays Bank PLC	Call	USD	85.00	2/20/15	461,333		—	1,810,732
Anadarko Petroleum Corp.	Citibank N.A.	Call	USD	85.00	2/20/15	126,867		—	497,953
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	95.00	2/20/15	480,988		—	594,020
Coach, Inc.	Bank of America N.A.	Call	USD	60.00	2/20/15	230,674		—	2
Hewlett-Packard Co.	UBS AG	Call	USD	41.00	2/20/15	54,126		—	49,796
USD Currency	JPMorgan Chase Bank N.A.	Call	EUR	1.20	3/05/15	—	USD	65,739	767,126
Nikkei 225 Index	Citibank N.A.	Call	JPY	18,000.00	3/13/15	464,594		—	1,997,545
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,350.00	3/13/15	3,318,516		—	2,549,321
EQT Corp.	Citibank N.A.	Call	USD	100.00	3/20/15	143,000		—	71,500
EQT Corp.	Deutsche Bank AG	Call	USD	100.00	3/20/15	180,180		—	90,090
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	133.44	3/20/15	157,750		—	12,727

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of December 31, 2014, OTC options purchased were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Devon Energy Corp.	Barclays Bank PLC	Call	USD	75.00	4/17/15	228,837		—	$205,953
Devon Energy Corp.	Citibank N.A.	Call	USD	75.00	4/17/15	228,837		—	205,953
Marathon Petroleum Corp.	Citibank N.A.	Call	USD	90.00	4/17/15	114,193		—	765,093
Marathon Petroleum Corp.	Deutsche Bank AG	Call	USD	90.00	4/17/15	228,640		—	1,531,888
Marathon Petroleum Corp.	Goldman Sachs International	Call	USD	100.00	4/17/15	285,450		—	770,715
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	125.00	4/30/15	—	USD	201,829	2,225,606
Phillips 66	Citibank N.A.	Call	USD	75.00	5/15/15	287,754		—	1,079,077
Phillips 66	Deutsche Bank AG	Call	USD	75.00	5/15/15	57,442		—	215,408
Phillips 66	UBS AG	Call	USD	75.00	5/15/15	115,102		—	431,633
TOPIX Index	Goldman Sachs International	Call	JPY	1,288.50	6/12/15	4,009,954		—	4,948,886
	Morgan Stanley & Co.
TOPIX Index	International PLC	Call	JPY	1,346.15	6/12/15	2,174,056		—	1,989,596
AbbVie	Barclays Bank PLC	Call	USD	55.00	6/19/15	567,000		—	6,544,053
Aetna, Inc.	Barclays Bank PLC	Call	USD	80.00	6/19/15	450,000		—	5,073,174
Humana, Inc.	Goldman Sachs International	Call	USD	125.00	6/19/15	286,033		—	6,643,749
Johnson & Johnson	Deutsche Bank AG	Call	USD	110.00	7/17/15	1,147,200		—	2,684,448
TOPIX Index	Bank of America N.A.	Call	JPY	1,344.04	9/11/15	2,295,714		—	2,444,624
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,357.29	9/11/15	1,839,798		—	1,843,843
	Morgan Stanley & Co.
TOPIX Index	International PLC	Call	JPY	1,660.07	9/11/15	1,839,798		—	391,852
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	120.00	9/18/15	255,400		—	1,072,680
	Morgan Stanley & Co.
BlackRock MSJNJPTL Index	International PLC	Call	JPY	131.28	12/11/15	20,706,138		—	1,871,003
	Morgan Stanley & Co.
BlackRock MSJNJPTL Index	International PLC	Call	JPY	139.99	12/11/15	5,339,563		—	487,729
TOPIX Index	Bank of America N.A.	Call	JPY	1,314.84	12/11/15	3,865,179		—	4,905,810
TOPIX Index	Citibank N.A.	Call	JPY	1,325.00	12/11/15	4,048,380		—	4,937,664
EURO STOXX 50 Index	JPMorgan Chase Bank N.A.	Call	EUR	3,325.00	12/18/15	8,368		—	1,227,945
Bank of America Corp.	Goldman Sachs International	Call	USD	20.00	1/15/16	915,400		—	782,667
Citigroup, Inc.	Goldman Sachs International	Call	USD	70.00	1/15/16	629,300		—	553,784
Gilead Sciences, Inc.	Citibank N.A.	Call	USD	95.00	1/15/16	116,600		—	1,597,420
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	220.00	1/15/16	85,800		—	596,310
International Business
Machines Corp.	Barclays Bank PLC	Call	USD	182.00	1/15/16	115,089		—	554,640
International Business
Machines Corp.	Deutsche Bank AG	Call	USD	182.00	1/15/16	115,087		—	554,631
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	75.00	1/15/16	572,100		—	509,169
MetLife, Inc.	Goldman Sachs International	Call	USD	57.50	1/15/16	922,643		—	2,698,731
Pfizer, Inc.	Citibank N.A.	Call	USD	33.00	1/15/16	2,303,800		—	2,834,757
Prudential Financial, Inc.	Citibank N.A.	Call	USD	90.00	1/15/16	715,410		—	6,653,313
Wells Fargo & Co.	Goldman Sachs International	Call	USD	60.00	1/15/16	286,100		—	473,495
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/16	74,227		—	1,826,441
TAIEX Index	Citibank N.A.	Call	TWD	9,000.77	9/21/16	101,800		—	1,626,291
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,293.01	12/16/16	19,657		—	4,341,188
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	347.97	12/16/16	62,122		—	1,642,217
	Morgan Stanley & Co.
EURO STOXX 50 Index	International PLC	Call	EUR	3,450.00	3/17/17	7,782		—	1,453,211
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/17	69,976		—	1,746,907
EURO STOXX 50 Index	Citibank N.A.	Call	EUR	3,500.00	6/16/17	7,230		—	1,296,635
EURO STOXX 50 Index	Bank of America N.A.	Call	EUR	3,600.00	9/15/17	7,747		—	1,332,015
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	372.06	9/15/17	47,705		—	1,083,434
EURO STOXX 50 Index	Barclays Bank PLC	Call	EUR	3,500.00	12/15/17	7,935		—	1,723,088
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,500.00	3/16/18	6,612		—	1,521,894

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of December 31, 2014, OTC options purchased were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
EURO STOXX 50 Index	UBS AG	Call	EUR	3,600.00	6/15/18	3,205		—	$685,962
EURO STOXX 50 Index	Deutsche Bank AG	Call	EUR	3,426.55	9/21/18	3,336		—	757,062
Russell 2000 Index	Deutsche Bank AG	Put	USD	1,150.00	1/16/15	54,753		—	344,944
Transocean Ltd.	Bank of America N.A.	Put	USD	38.00	1/16/15	343,092		—	6,776,067
Transocean Ltd.	Deutsche Bank AG	Put	USD	36.00	1/16/15	191,537		—	3,404,570
Transocean Ltd.	Goldman Sachs International	Put	USD	37.00	1/16/15	522,200		—	9,752,085
	Morgan Stanley & Co.
Brazil Bovespa Stock Index	International PLC	Put	USD	55,443.54	2/18/15	432		—	2,268,696
	Morgan Stanley & Co.
CBOE Volatility Index	International PLC	Put	USD	16.00	2/18/15	116,594		—	104,935
USD Currency	Credit Suisse International	Put	EUR	1.27	2/19/15	—	USD	69,060	84,454
USD Currency	Credit Suisse International	Put	EUR	1.24	2/19/15	—	USD	35,190	197,381
Russell 2000 Index	Bank of America N.A.	Put	USD	1,165.00	2/20/15	52,282		—	1,182,721
	Morgan Stanley & Co.
S&P 500 Index	International PLC	Put	USD	2,050.00	2/20/15	25,813		—	1,128,028
USD Currency	Deutsche Bank AG	Put	EUR	1.24	3/03/15	—	USD	172,896	972,021
USD Currency	Deutsche Bank AG	Put	EUR	1.24	3/26/15	—	USD	58,600	536,254
Consol Energy, Inc.	UBS AG	Put	USD	38.00	4/17/15	286,100		—	1,487,720
Transocean Ltd.	Citibank N.A.	Put	USD	26.00	5/15/15	919,695		—	8,691,118
	Morgan Stanley & Co.
TOPIX Index	International PLC	Put	JPY	1,161.53	9/11/15	1,839,798		—	357,492
Total									$151,284,213

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

•	As of December 31, 2014, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.25%	Receive	3-month LIBOR	2/17/15	USD	215,525	$1,393,757
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.30%	Receive	3-month LIBOR	2/17/15	USD	116,810	983,094
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	3/09/15	USD	701,880	1,689,916
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.73%	Receive	3-month LIBOR	3/19/15	USD	351,008	1,316,243
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.75%	Receive	3-month LIBOR	3/19/15	USD	233,754	977,373
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.67%	Receive	3-month LIBOR	3/31/15	USD	591,445	1,931,837
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	4,660,748	108,530
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	2,322,553	54,083
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	2,831,410	145,199
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,370,178	123,962
Total									$8,723,994

•	As of December 31, 2014, OTC barrier options written were as follows:

Description	Counterparty	Strike Price		Barrier Price/Range		Expiration Date	Contracts	Market Value
EURO STOXX 50 Index	Deutsche Bank AG	EUR	2,586.07	EUR	2,165.83	09/21/18	3,336	$(1,092,853)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
The Procter & Gamble Co.	Call	USD	85.00	1/17/15	1,421	$(888,125)
The Coca-Cola Co.	Call	USD	44.00	2/20/15	1,325	(56,313)
The Coca-Cola Co.	Call	USD	45.00	5/15/15	1,371	(95,970)
Ocean Rig UDW, Inc.	Put	USD	15.00	3/20/15	1,418	(843,710)
Total						$(1,884,118)

•	As of December 31, 2014, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Call	USD	82.50	1/16/15	30,100	$(222)
Diamondback Energy, Inc.	Goldman Sachs International	Call	USD	65.00	1/16/15	114,500	(148,850)
eBay, Inc.	Citibank N.A.	Call	USD	57.50	1/16/15	107,457	(41,908)
Mylan, Inc.	Bank of America N.A.	Call	USD	55.00	1/16/15	278,056	(606,162)
Russell 2000 Index	Deutsche Bank AG	Call	USD	1,230.00	1/16/15	54,753	(375,058)
Anadarko Petroleum Corp.	Barclays Bank PLC	Call	USD	95.00	2/20/15	480,988	(594,020)
Russell 2000 Index	Bank of America N.A.	Call	USD	1,255.00	2/20/15	52,282	(564,674)
S&P 500 Index	Morgan Stanley & Co. International PLC	Call	USD	2,155.00	2/20/15	25,813	(145,843)
Tesoro Corp.	Citibank N.A.	Call	USD	75.00	2/20/15	164,796	(733,342)
Nikkei 225 Index	Citibank N.A.	Call	JPY	19,500.00	3/13/15	464,594	(523,628)
Cimarex Energy Co.	Citibank N.A.	Call	USD	130.00	3/20/15	57,209	(111,558)
lululemon athletica, Inc.	Citibank N.A.	Call	USD	52.50	3/20/15	130,172	(761,506)
UnitedHealth Group, Inc.	Barclays Bank PLC	Call	USD	87.50	3/20/15	114,500	(1,643,075)
EOG Resources, Inc.	Goldman Sachs International	Call	USD	100.00	4/17/15	57,659	(230,636)
Marathon Petroleum Corp.	Deutsche Bank AG	Call	USD	100.00	4/17/15	285,450	(770,715)
TOPIX Index	Goldman Sachs International	Call	JPY	1,490.61	6/12/15	4,009,954	(1,481,317)
AbbVie, Inc.	Barclays Bank PLC	Call	USD	65.00	6/19/15	567,000	(2,655,420)
Aetna, Inc.	Barclays Bank PLC	Call	USD	90.00	6/19/15	450,000	(2,194,767)
Humana, Inc.	Goldman Sachs International	Call	USD	155.00	6/19/15	286,033	(1,725,028)
Johnson & Johnson	Deutsche Bank AG	Call	USD	117.50	7/17/15	1,147,200	(878,491)
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,660.07	9/11/15	1,839,798	(391,852)
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	140.00	9/18/15	255,400	(260,508)
TOPIX Index	Bank of America N.A.	Call	JPY	1,627.28	12/11/15	3,865,179	(1,293,041)
TOPIX Index	Citibank N.A.	Call	JPY	1,600.00	12/11/15	4,048,380	(1,522,662)
Gilead Sciences, Inc.	Citibank N.A.	Call	USD	110.00	1/15/16	116,600	(950,290)
MetLife, Inc.	Goldman Sachs International	Call	USD	67.50	1/15/16	922,643	(477,606)
Pfizer, Inc.	Citibank N.A.	Call	USD	37.50	1/15/16	2,303,800	(886,364)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	105.00	1/15/16	715,410	(2,146,230)
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Put	USD	65.00	1/16/15	30,100	(6,020)
Diamondback Energy, Inc.	Goldman Sachs International	Put	USD	65.00	1/16/15	114,500	(732,800)
Russell 2000 Index	Deutsche Bank AG	Put	USD	1,050.00	1/16/15	54,753	(80,761)
Transocean Ltd.	Citibank N.A.	Put	USD	32.00	1/16/15	457,462	(6,278,666)
Transocean, Inc.	Goldman Sachs International	Put	USD	32.00	1/16/15	228,754	(3,139,649)
Transocean, Inc.	Goldman Sachs International	Put	USD	38.00	1/16/15	343,092	(6,776,067)
Brazil Bovespa Stock Index	Morgan Stanley & Co. International PLC	Put	USD	50,617.48	2/18/15	432	(841,694)
Coach, Inc.	Bank of America N.A.	Put	USD	42.50	2/20/15	230,674	(1,214,937)
Russell 2000 Index	Bank of America N.A.	Put	USD	1,085.00	2/20/15	52,282	(499,689)
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	1,935.00	2/20/15	25,813	(481,412)
Nikkei 225 Index	Citibank N.A.	Put	JPY	15,500.00	3/13/15	464,594	(756,352)
CONSOL Energy, Inc.	Barclays Bank PLC	Put	USD	38.00	4/17/15	286,100	(1,487,720)
CONSOL Energy, Inc.	UBS AG	Put	USD	39.00	4/17/15	457,667	(2,768,885)
EOG Resources, Inc.	Barclays Bank PLC	Put	USD	100.00	4/17/15	114,417	(1,364,423)
TOPIX Index	Goldman Sachs International	Put	JPY	1,136.91	6/12/15	4,009,954	(391,560)
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,187.78	6/12/15	2,174,056	(321,992)
General Electric Co.	Deutsche Bank AG	Put	USD	23.00	6/19/15	1,145,240	(641,334)

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of December 31, 2014, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
TOPIX Index	Bank of America N.A.	Put	JPY	1,300.00	9/11/15	2,295,714	$(1,792,029)
TOPIX Index	BNP Paribas S.A.	Put	JPY	1,161.53	9/11/15	1,839,798	(357,492)
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,275.00	9/11/15	1,859,294	(762,080)
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Put	USD	108.00	9/18/15	255,400	(1,136,530)
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Put	JPY	137.22	12/11/15	5,339,563	(473,196)
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Put	JPY	128.68	12/11/15	20,706,138	(1,649,524)
TOPIX Index	Bank of America N.A.	Put	JPY	1,171.64	12/11/15	3,865,179	(1,111,887)
TOPIX Index	Citibank N.A.	Put	JPY	1,170.00	12/11/15	4,048,380	(1,153,023)
Gilead Sciences, Inc.	Citibank N.A.	Put	USD	85.00	1/15/16	116,600	(1,011,505)
TAIEX Index	Citibank N.A.	Put	TWD	8,100.70	9/21/16	101,800	(1,138,923)
Total							$(62,484,923)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

•	As of December 31, 2014, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.05%	Pay	3-month LIBOR	2/17/15	USD	116,810	$(215,234)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.47%	Pay	3-month LIBOR	3/31/15	USD	355,052	(449,460)
Total									$(664,694)

•	As of December 31, 2014, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	USD	19,813	$68,795

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.18%[1]	3-month LIBOR	Chicago Mercantile	2/01/15[2]	2/01/17	USD	580,650	$(2,623,783)
1.02%[1]	3-month LIBOR	Chicago Mercantile	3/11/15[2]	3/11/17	USD	584,730	268,873
1.03%[1]	3-month LIBOR	Chicago Mercantile	3/11/15[2]	3/11/17	USD	286,410	53,566
0.99%[1]	3-month LIBOR	Chicago Mercantile	3/17/15[2]	3/17/17	USD	587,230	715,085
2.19%[3]	3-month LIBOR	Chicago Mercantile	2/01/15[2]	2/01/20	USD	232,260	4,256,682
1.88%[3]	3-month LIBOR	Chicago Mercantile	3/11/15[2]	3/11/20	USD	117,910	105,173
	6-month Australian
2.89%[3]	Bank Bill Rate	Chicago Mercantile	6/11/15[2]	6/11/20	AUD	14,677	86,552
2.39%[3]	3-month LIBOR	Chicago Mercantile	3/11/15[2]	3/11/25	USD	128,640	607,451
2.29%[3]	3-month LIBOR	Chicago Mercantile	3/17/15[2]	3/17/25	USD	129,190	(610,642)
Total							$2,858,957

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	5,715	$1,063,606	$128,109	$935,497
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	4,151	772,547	97,824	674,723
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	2,595	482,958	56,471	426,487
Transocean, Inc.	1.00%	Barclays Bank PLC	6/20/19	USD	1,714	319,083	38,433	280,650
Transocean, Inc.	1.00%	Citibank N.A.	6/20/19	USD	4,000	744,532	79,991	664,541

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	21

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows: (concluded)

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	3,647	$678,719	$78,623	$600,096
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	1,038	193,183	22,378	170,805
Total						$4,254,628	$501,829	$3,752,799

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation
2.76%[1]	6-month WIBOR	Deutsche Bank AG	9/08/24	PLN	37,332	$507,706	—	$507,706

[1]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Amount		Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation
Siloam International Hospitals	1-month LIBOR plus 0.75%[1]		Citibank N.A.	3/13/15	2,863		$519,339	—	$519,339
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 503,285,000	[2]	BNP Paribas S.A.	3/31/16	191	[3]	443,296	—	443,296
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 517,240,000	[2]	BNP Paribas S.A.	3/31/16	193	[3]	375,430	—	375,430
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 506,870,000	[2]	BNP Paribas S.A.	3/31/17	182	[3]	588,028	—	588,028
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 515,970,000	[2]	BNP Paribas S.A.	3/31/17	182	[3]	512,055	—	512,055
Total							$2,438,148	—	$2,438,148

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Contract amount shown.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$50,268,808	—	$50,268,808
Belgium	$3,296,634	4,899,653	—	8,196,287
Brazil	58,050,458	—	—	58,050,458
Canada	163,750,873	—	—	163,750,873
China	23,652,584	52,082,451	—	75,735,035
Cyprus	2,660,017	—	—	2,660,017
Denmark	—	2,678,318	—	2,678,318
France	36,890,760	299,080,540	—	335,971,300
Germany	—	187,566,078	—	187,566,078
Hong Kong	552,915	74,228,006	—	74,780,921
India	—	53,014,614	—	53,014,614
Indonesia	6,570,146	—	—	6,570,146
Ireland	8,355,931	22,473,514	—	30,829,445
Israel	24,273,434	51,554,467	—	75,827,901
Italy	20,335,456	47,446,330	—	67,781,786
Japan	—	1,017,108,300	—	1,017,108,300
Kazakhstan	6,308,007	—	—	6,308,007
Malaysia	—	28,918,164	—	28,918,164
Mexico	36,575,421	—	—	36,575,421
Netherlands	84,076,472	61,858,603	—	145,935,075
Norway	—	54,442,449	—	54,442,449
Portugal	—	5,500,503	—	5,500,503
Russia	547,604	—	—	547,604
Singapore	—	82,813,596	—	82,813,596
South Africa	—	6,011,271	—	6,011,271
South Korea	—	59,436,502	—	59,436,502
Spain	—	17,608,322	—	17,608,322
Sweden	—	44,638,345	—	44,638,345
Switzerland	28,608,525	186,069,536	—	214,678,061
Taiwan	3,670,496	21,809,908	—	25,480,404
Thailand	15,616,936	—	—	15,616,936
United Arab Emirates	8,473,431	6,624,678	—	15,098,109
United Kingdom	100,534,665	257,412,457	$7,700,343	365,647,465
United States	3,217,067,269	4,053,619	—	3,221,120,888
Corporate Bonds	—	665,194,485	34,639,181	699,833,666
Floating Rate Loan Interests	—	103,478,389	18,662,752	122,141,141
Foreign Agency Obligations	—	26,094,902	—	26,094,902
Foreign Government Obligations	—	879,223,344	—	879,223,344
Investment Companies	84,683,865	—	—	84,683,865
Preferred Securities	144,741,373	138,686,015	96,297,850	379,725,238
Rights	620,578	—	—	620,578
U.S. Government Sponsored Agency Securities	—	11,843,374	—	11,843,374
U.S. Treasury Obligations	—	698,258,071	—	698,258,071
Warrants	495,603	2,796,538	—	3,292,141
Short-Term Securities:
Foreign Agency Obligations	—	249,084,186	—	249,084,186
Money Market Funds	878,636	68,946,761	—	69,825,397
Time Deposits	—	82,683	—	82,683
U.S. Treasury Obligations	—	1,983,636,298	—	1,983,636,298
Options Purchased:
Commodity Contracts	162,357	1,085,407	—	1,247,764
Equity Contracts	5,566	144,835,430	—	144,840,996
Foreign Currency Exchange Contracts	—	5,363,376	—	5,363,376
Interest Rate Contracts	—	8,723,994	—	8,723,994

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	23

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Investments Sold Short	$(15,617,521)	—	—	$(15,617,521)

Total	$4,065,838,491	$7,686,932,285	$157,300,126	$11,910,070,902

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	$68,795	$3,752,799	—	$3,821,594
Equity contracts	712,790	2,438,148	—	3,150,938
Foreign currency exchange contracts	—	60,910,121	—	60,910,121
Interest rate contracts	—	6,601,088	—	6,601,088
Liabilities:
Commodity contracts	—	(1,397,038)	—	(1,397,038)
Equity contracts	(5,974,532)	(62,180,738)	—	(68,155,270)
Foreign currency exchange contracts	—	(3,489,462)	—	(3,489,462)
Interest rate contracts	—	(3,899,119)	—	(3,899,119)

Total	$(5,192,947)	$2,735,799	—	$(2,457,148)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash held for securities sold short	$15,342,984	—	—	$15,342,984
Foreign currency at value	19,216	—	—	19,216
Cash pledged for centrally cleared swaps	11,045,000	—	—	11,045,000
Liabilities:
Bank overdraft	—	$(590,757)	—	(590,757)
Cash received as collateral for OTC derivatives	—	(87,419,000)	—	(87,419,000)
Collateral on securities loaned at value	—	(68,946,761)	—	(68,946,761)

Total	$26,407,200	$(156,956,518)	—	$(130,549,318)

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2013	$20,357,615	$113,359,272	$48,728,141	—	$182,445,028
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(10,609,183)	(54,763,400)	—	—	(65,372,583)
Accrued discounts/premiums	—	42,624	96,263	—	138,887
Net realized gain (loss)	88,556	(2,312,498)	2,377,107	$(206)	152,959
Net change in unrealized appreciation/depreciation[1,2]	(1,103,044)	(3,796,557)	(4,056,982)	21,710,410	12,753,827
Purchases	—	1,237,919	4,667,000	79,176,813	85,081,732
Sales	(1,033,601)	(19,128,179)	(33,148,777)	(4,589,167)	(57,899,724)
Closing balance, as of December 31, 2014	$7,700,343	$34,639,181	$18,662,752	$96,297,850	$157,300,126

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[2]	$(1,103,044)	$(9,030,427)	$(3,198,304)	$21,710,410	$8,378,635

[1]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Statement of Assets and Liabilities

December 31, 2014	BlackRock Global Allocation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $65,429,791) (cost — $11,362,040,075)	$11,831,861,483
Investments at value — affiliated (cost — $98,828,846)	93,826,940
Cash held for securities sold short	15,342,984
Cash pledged for centrally cleared swaps	11,045,000
Foreign currency at value (cost — $18,730)	19,216
Variation margin receivable on financial futures contracts	3,303,893
Variation margin receivable on centrally cleared swaps	482,375
Investments sold receivable	17,213,941
Options written receivable	512,904
Swap premiums paid	501,829
Unrealized appreciation on forward foreign currency exchange contracts	60,910,121
Unrealized appreciation on OTC swaps	6,698,653
Capital shares sold receivable	6,020,037
Securities lending income receivable — affiliated	130,171
Interest receivable	18,627,220
Dividends receivable — unaffiliated	8,079,315
Dividends receivable — affiliated	384
Receivable from Manager	1,562,642
Prepaid expenses	87,383

Total assets	12,076,226,491

Liabilities
Bank overdraft	590,757
Options written at value (premiums received — $46,407,596)	66,126,588
Investments sold short at value (proceeds — $15,331,449)	15,617,521
Cash received as collateral for OTC derivatives	87,419,000
Collateral on securities loaned at value	68,946,761
Variation margin payable on financial futures contracts	109,844
Investments purchased payable	64,700,908
Unrealized depreciation on forward foreign currency exchange contracts	3,489,462
Capital shares redeemed payable	4,270,315
Investment advisory fees payable	6,219,327
Distribution fees payable	2,120,547
Dividends on short sales payable	26,917
Deferred foreign capital gain tax payable	901,424
Other affiliates payable	63,618
Officer’s and Directors’ fees payable	38,151
Other accrued expenses payable	6,364,406

Total liabilities	327,005,546

Net Assets	$11,749,220,945

Net Assets Consist of
Paid-in capital	$11,192,196,557
Distributions in excess of net investment income	(35,422,097)
Accumulated net realized gain	83,480,149
Net unrealized appreciation/depreciation	508,966,336

Net Assets	$11,749,220,945

Net Asset Value
Class I — Based on net assets of $1,708,902,768 and 105,068,896 shares outstanding, 200 million shares authorized, $0.10 par value	$16.26

Class II — Based on net assets of $260,311,600 and 16,054,387 shares outstanding, 200 million shares authorized, $0.10 par value	$16.21

Class III — Based on net assets of $9,780,006,577 and 689,025,381 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.19

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	25

Consolidated Statement of Operations

Year Ended December 31, 2014	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$191,192,184
Dividends — affiliated	2,028
Interest	96,035,515
Securities lending — affiliated — net	1,724,735
Foreign taxes withheld	(9,873,489)

Total income	279,080,973

Expenses
Investment advisory	75,125,677
Distribution — Class II	375,476
Distribution — Class III	25,029,974
Transfer agent	442
Transfer agent — Class I	1,576,217
Transfer agent — Class II	516,155
Transfer agent — Class III	20,286,087
Registration	72,598
Custodian	1,649,592
Accounting services	627,698
Printing	578,383
Professional	658,629
Officer and Directors	171,988
Miscellaneous	295,546

Total expenses excluding dividend expense and stock loan fees	126,964,462
Dividend expense	290,964
Stock loan fees	2,794

Total expenses	127,258,220
Less fees waived by Manager	(3,362)
Less transfer agent fees reimbursed — Class I	(350,674)
Less transfer agent fees reimbursed — Class II	(341,185)
Less transfer agent fees reimbursed — Class III	(13,279,571)

Total expenses after fees waived and reimbursed	113,283,428

Net investment income	165,797,545

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated investment companies	153,327
Investments — unaffiliated	1,010,491,768
Investments — affiliated	(898,740)
In-kind redemptions[1]	264,609,880
Financial futures contracts	(68,983,798)
Foreign currency transactions	120,071,327
Options written	23,631,615
Short sales	(174,013)
Swaps	(612,268)

1,348,289,098

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated (net of $901,424 foreign capital gain tax)	(1,309,667,967)
Investments — affiliated	594,588
Financial futures contracts	13,290,969
Foreign currency translations	38,016,270
Options written	(11,870,968)
Short sales	(286,072)
Swaps	11,479,656

(1,258,443,524)

Net realized and unrealized gain	89,845,574

Net Increase in Net Assets Resulting from Operations	$255,643,119

[1]	See Note 2 in the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$165,797,545	$123,585,240
Net realized gain	1,348,289,098	602,053,392
Net change in unrealized appreciation/depreciation	(1,258,443,524)	847,852,872

Net increase in net assets resulting from operations	255,643,119	1,573,491,504

Distributions to Shareholders From[1]
Net investment income:
Class I	(37,672,306)	(26,753,921)
Class II	(5,395,555)	(2,178,367)
Class III	(219,960,131)	(101,328,767)
Net realized gain:
Class I	(128,974,122)	(84,807,647)
Class II	(19,995,761)	(7,407,765)
Class III	(851,312,279)	(401,310,787)

Decrease in net assets resulting from distributions to shareholders	(1,263,310,154)	(623,787,254)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	100,037,722	1,056,710,179

Net Assets
Total increase (decrease) in net assets	(907,629,313)	2,006,414,429
Beginning of year	12,656,850,258	10,650,435,829

End of year	$11,749,220,945	$12,656,850,258

Distributions in excess of net investment income, end of year	$(35,422,097)	$(39,500,418)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	27

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$17.61	$16.10	$14.87	$16.15	$14.92

Net investment income[1]	0.29	0.22	0.26	0.28	0.26
Net realized and unrealized gain (loss)	0.12	2.14	1.27	(0.84)	1.24

Net increase (decrease) from investment operations	0.41	2.36	1.53	(0.56)	1.50

Distributions from:[2]
Net investment income	(0.39)	(0.20)	(0.25)	(0.36)	(0.19)
Net realized gain	(1.37)	(0.65)	(0.05)	(0.36)	(0.08)

Total distributions	(1.76)	(0.85)	(0.30)	(0.72)	(0.27)

Net asset value, end of year	$16.26	$17.61	$16.10	$14.87	$16.15

Total Return[3]
Based on net asset value	2.30%	14.76%	10.28%	(3.49)%	10.05%

Ratios to Average Net Assets
Total expenses	0.74%	0.72%	0.74%	0.69%	0.71%

Total expenses after fees waived and reimbursed	0.72%	0.72%	0.74%	0.69%	0.71%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.72%	0.72%	0.74%	0.69%	0.71%

Net investment income	1.64%	1.26%	1.66%	1.75%	1.75%

Supplemental Data
Net assets, end of year (000)	$1,708,903	$2,426,154	$1,868,059	$1,737,294	$1,403,484

Portfolio turnover rate	72%	53%	49%	31%	28%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$17.56	$16.07	$14.85	$16.13	$14.91

Net investment income[1]	0.25	0.19	0.23	0.26	0.24
Net realized and unrealized gain (loss)	0.14	2.14	1.28	(0.84)	1.23

Net increase (decrease) from investment operations	0.39	2.33	1.51	(0.58)	1.47

Distributions from:[2]
Net investment income	(0.37)	(0.19)	(0.24)	(0.34)	(0.17)
Net realized gain	(1.37)	(0.65)	(0.05)	(0.36)	(0.08)

Total distributions	(1.74)	(0.84)	(0.29)	(0.70)	(0.25)

Net asset value, end of year	$16.21	$17.56	$16.07	$14.85	$16.13

Total Return[3]
Based on net asset value	2.16%	14.55%	10.14%	(3.63)%	9.88%

Ratios to Average Net Assets
Total expenses	1.01%	1.00%	0.98%	0.84%	0.86%

Total expenses after fees waived and reimbursed	0.88%	0.87%	0.90%	0.84%	0.86%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.87%	0.87%	0.90%	0.84%	0.86%

Net investment income	1.39%	1.07%	1.43%	1.60%	1.60%

Supplemental Data
Net assets, end of year (000)	$260,312	$216,395	$80,236	$25,768	$19,019

Portfolio turnover rate	72%	53%	49%	31%	28%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	29

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$15.58	$14.34	$13.28	$14.49	$13.42

Net investment income[1]	0.21	0.16	0.20	0.22	0.20
Net realized and unrealized gain (loss)	0.12	1.89	1.12	(0.74)	1.10

Net increase (decrease) from investment operations	0.33	2.05	1.32	(0.52)	1.30

Distributions from:[2]
Net investment income	(0.35)	(0.16)	(0.21)	(0.33)	(0.15)
Net realized gain	(1.37)	(0.65)	(0.05)	(0.36)	(0.08)

Total distributions	(1.72)	(0.81)	(0.26)	(0.69)	(0.23)

Net asset value, end of year	$14.19	$15.58	$14.34	$13.28	$14.49

Total Return[3]
Based on net asset value	2.08%	14.42%	9.97%	(3.64)%	9.76%

Ratios to Average Net Assets
Total expenses	1.11%	1.11%	1.07%	0.94%	0.96%

Total expenses after fees waived and reimbursed	0.98%	0.97%	0.99%	0.94%	0.96%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.97%	0.97%	0.99%	0.94%	0.96%

Net investment income	1.32%	1.02%	1.41%	1.50%	1.50%

Supplemental Data
Net assets, end of year (000)	$9,780,007	$10,014,301	$8,702,140	$7,704,593	$6,483,920

Portfolio turnover rate	72%	53%	49%	31%	28%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Consolidated Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 20 separate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2014 were $120,173,533 and 1.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2014, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	31

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with a in-kind redemption transaction. For purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the year ended December 31, 2014, the Fund had in-kind redemptions of $1,316,304,749. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such in-kind redemptions, which are included in the Consolidated Statement of Operations, were as follows:

Investments — unaffiliated	$263,409,296
Options written	1,269,179
Short Sales	(68,595)

Total	$264,609,880

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	33

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend expense or interest expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	35

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$2,824,568	$(2,824,568)	—
Credit Suisse Securities (USA) LLC	8,673,212	(8,673,212)	—
Deutsche Bank Securities Inc.	4,763,035	(4,763,035)	—
Goldman Sachs & Co.	19,078,161	(19,078,161)	—
JP Morgan Securities LLC	8,021,669	(8,021,669)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,483,100	(2,483,100)	—
Morgan Stanley	16,918,186	(16,918,186)	—
Nomura Securities International, Inc.	19,326	(19,326)	—
UBS Securities LLC	2,648,534	(2,648,534)	—

Total	$65,429,791	$(65,429,791)	—

[1]

Collateral with a value of $68,946,761 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	37

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For the year ended December 31, 2014, transactions in options written were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of year	410,709	—	$6,649,127	807,030	1,001,983	$14,877,575
Options written	52,983,366	2,070,366	73,634,894	92,358,882	1,019,560	134,183,684
Options exercised	(846,746)	—	(4,498,699)	(381,095)	—	(2,460,405)
Options expired	(4,500,946)	—	(5,749,958)	(5,653,808)	—	(13,178,077)
Options closed	(25,096,540)	(1,598,504)	(51,295,061)	(36,508,499)	(2,021,543)	(105,755,484)

Outstanding options, end of year	22,949,843	471,862	$18,740,303	50,622,510	—	$27,667,293

[1]	Amount shown is in the currency in which the transaction was denominated.

As of December 31, 2014, the value of portfolio securities subject to covered call options written was $291,188,037.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity price) (equity

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Investments at value — unaffiliated[1]	$15,325,082	$3,899,119
	Investments at value — unaffiliated[1]
	Unrealized appreciation/depreciation on
Foreign currency exchange contracts	forward foreign currency exchange contracts	66,273,497	3,489,462
Commodity contracts	Investments at value — unaffiliated[1]	1,247,764	1,397,038
	Unrealized appreciation/depreciation on OTC
Credit contracts	swaps; Swap premiums paid/received	4,323,423	—
	Net unrealized appreciation/depreciation[2];
	Unrealized appreciation/depreciation on
Equity contracts	OTC swaps; Investments at value — unaffiliated[1]	147,991,934	68,155,270
Total		$235,161,700	$76,940,889

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

[2]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Swaps	$1,382,164	$5,640,560
Options[3]	(3,426,889)	5,671,272
Foreign currency exchange contracts:
Foreign currency transactions/translations	126,983,715	40,678,123
Options[3]	10,982,901	(3,863,429)
Commodity contracts:
Options[3]	(2,275,602)	(2,688,864)
Credit contracts:
Swaps	(1,388,023)	5,559,250
Equity contracts:
Financial futures contracts	(68,983,798)	13,290,969
Swaps	(606,409)	279,846
Options[3]	(32,059,913)	42,480,038

Total	$30,608,146	$107,047,765

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	39

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$40,160,370
Average notional value of contracts sold	$709,529,653
Forward foreign currency exchange contracts:
Average USD amounts purchased	$1,589,247,521
Average USD amounts sold	$263,512,385
Options:
Average market value of option contracts purchased	$123,152,476
Average market value of option contracts written	$53,193,862
Average notional value of swaption contracts purchased	$2,914,901,927
Average notional value of swaption contracts written	$511,498,250
Credit default swaps:
Average notional value - buy protection	$54,301,750
Average notional value - sell protection	$1,281,250
Interest rate swaps:
Average notional value - pays fixed rate	$799,996,000
Average notional value - receives fixed rate	$360,990,100
Total return swaps:
Average notional value	$40,836,642

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

As of December 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$3,303,893		$109,844
Forward foreign currency exchange contracts	60,910,121		3,489,462
Options	160,176,130	[1]	66,126,588
Swaps — Centrally cleared	482,375		—
Swaps — OTC[2]	7,200,482		—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	232,073,001		69,725,894
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,954,191)		(1,993,962)

Total derivative assets and liabilities subject to an MNA	$228,118,810		$67,731,932

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

As of December 31, 2014, the following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$20,363,185	$(7,297,653)	—	$(13,065,532)	—
Barclays Bank PLC	18,549,834	(9,939,425)	$(8,610,409)	—	—
BNP Paribas S.A	13,716,760	(1,175,021)	—	(2,910,000)	$9,631,739
Citibank N.A.	36,214,746	(18,015,957)	—	(17,999,000)	199,789
Credit Suisse International	17,371,686	(1,133,494)	(16,238,192)	—	—
Deutsche Bank AG	36,222,695	(4,542,679)	—	(18,800,000)	12,880,016
Goldman Sachs International	36,058,754	(15,103,513)	(571,889)	(20,383,352)	—
HSBC Bank USA N.A.	5,611,199	(378,592)	—	—	5,232,607
JPMorgan Chase Bank N.A.	14,903,155	(2,355,912)	—	(5,400,000)	7,147,243
Morgan Stanley & Co. International PLC	12,647,013	(4,681,983)	—	(7,770,000)	195,030
Morgan Stanley Capital Services LLC	7,084,243	—	—	—	7,084,243
UBS AG	9,375,540	(3,107,703)	—	—	6,267,837

Total	$228,118,810	$(67,731,932)	$(25,420,490)	$(86,327,884)	$48,638,504

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America N.A.	$7,297,653	$(7,297,653)	—	—	—
Barclays Bank PLC	9,939,425	(9,939,425)	—	—	—
BNP Paribas S.A	1,175,021	(1,175,021)	—	—	—
Citibank N.A.	18,015,957	(18,015,957)	—	—	—
Credit Suisse International	1,133,494	(1,133,494)	—	—	—
Deutsche Bank AG	4,542,679	(4,542,679)	—	—	—
Goldman Sachs International	15,103,513	(15,103,513)	—	—	—
HSBC Bank USA N.A.	378,592	(378,592)	—	—	—
JPMorgan Chase Bank N.A.	2,355,912	(2,355,912)	—	—	—
Morgan Stanley & Co. International PLC	4,681,983	(4,681,983)	—	—	—
UBS AG	3,107,703	(3,107,703)	—	—	—

Total	$67,731,932	$(67,731,932)	—	—	—

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	41

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion.	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations. For the year ended December 31, 2014, the amount waived was $3,362.

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $130,481 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014: (A) for the period February 1, 2014 to June 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and (B) commencing June 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: (A) For the period February 1, 2014 to June 1, 2014, 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and (B) commencing June 1, 2014, 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2014, the Fund paid $640,621 to BIM for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officers and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $8,295,831 and $9,960,737, respectively.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$6,344,561,899	6,853,765,824	*
U.S. Government Securities	1,020,168,188	1,084,437,059

*	Including paydowns.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	43

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies, in-kind withdrawals and the characterization of expenses and income recognized from a wholly owned subsidiary were reclassified to the following accounts:

Paid-in capital	$259,673,795
Distributions in excess of net investment income	$101,308,768
Accumulated net realized gain	$(360,982,563)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$347,911,711	$286,261,443
Long-term capital gain	915,398,443	337,525,811

Total	$1,263,310,154	$623,787,254

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$54,843,872
Undistributed long-term capital gains	111,173,505
Net unrealized gains[1]	391,007,011

Total	$557,024,388

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains / losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, investments in passive foreign investment companies and the investment in a wholly owned subsidiary.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$11,507,210,226

Gross unrealized appreciation	$1,078,988,888
Gross unrealized depreciation	(660,510,691)

Net unrealized appreciation	$418,478,197

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Consolidated Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

As of December 31, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Government Obligations	9%
Banks	8
U.S. Treasury Obligations	7
Oil, Gas & Consumable Fuels	7
Pharmaceuticals	6
Other[1]	63

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	39,883,107	$710,452,091	24,690,992	$430,857,036
Shares issued in reinvestment of distributions	9,199,132	151,201,405	6,355,584	111,313,661
Shares redeemed	(81,813,595)[1]	(1,455,371,377)	(9,282,988)	(160,073,130)

Net increase (decrease)	(32,731,356)	$(593,717,881)	21,763,588	$382,097,567

[1] Including (73,991,274) representing in-kind redemptions.

Class II
Shares sold	3,558,258	$63,073,183	7,414,868	$126,872,135
Shares issued in reinvestment of distributions	1,548,027	25,391,316	548,804	9,586,132
Shares redeemed	(1,376,338)	(24,313,092)	(633,356)	(10,906,074)

Net increase	3,729,947	$64,151,407	7,330,316	$125,552,193

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	45

Notes to Consolidated Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class III
Shares sold	30,135,173	$473,698,549	51,414,484	$782,207,340
Shares issued in reinvestment of distributions	74,469,713	1,071,272,409	32,422,640	502,639,554
Shares redeemed	(58,261,626)	(915,366,762)	(48,117,725)	(735,786,475)

Net increase	46,343,260	$629,604,196	35,719,399	$549,060,419

Total Net Increase	17,341,851	$100,037,722	64,813,303	$1,056,710,179

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	47

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Global Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

For financial reporting purposes, the values of certain investments were updated to incorporate information relative to those investments as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on December 31, 2014.

•

The largest detractors from performance included stock selection in the financials and energy sectors. Within the diversified banks sub-industry, shares of Alpha Bank AE detracted from performance given the bank’s exposure to peripheral Europe. The Fund has since exited the position and deployed the proceeds into more favorable opportunities. Within the oil & gas exploration & production sub-sector, shares of Lekoil Ltd. also detracted following oil’s sharp decline during the second half of 2014. The investment advisor believes that concerns over a global oversupply of oil are overhyped.

•	Conversely, the most notable contributors to relative performance were an underweight in the materials sector and stock selection in the health care sector. Additionally, an underweight in the metals and mining sub-sector proved favorable in the wake of growth concerns from the world’s large commodities consumers, mainly China. Within the pharmaceuticals sub-sector, the Fund’s holdings in Allergan, Inc. rose following positive financial results coupled with the company’s acquisition bid from Actavis PLC.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced its exposure to cyclically oriented sectors such as industrials and consumer discretionary, using the proceeds to increase exposure to more defensive companies in the utilities and health care sectors. Regionally, the Fund reduced its holdings in developed Europe and Japan, and added exposure to the United States and emerging Asia.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period overweight in Europe and emerging Asia, and underweight in the developed Americas. From a sector perspective, the Fund was most notably overweight in technology and health care, while the most significant underweights were in materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United States	54%
United Kingdom	8
Japan	5
France	4
Germany	3
Switzerland	3
China	3
South Korea	2
India	2
Netherlands	2
Ireland	2
Hong Kong	2
Belgium	2
Spain	2
Other[1]	6

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(4.11)%	(3.74)%	6.89%	7.01%
Class III[4]	(4.27)	(4.00)	6.63	6.75	[6]
MSCI All Country World Index	(1.90)	4.16	9.17	6.09

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of a Fund that followed different investment strategies.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$958.90	$5.78	$1,000.00	$1,019.31	$5.96	1.17%
Class III	$1,000.00	$957.30	$7.01	$1,000.00	$1,018.05	$7.22	1.42%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 1.5%
Anheuser-Busch InBev NV	6,162	$693,482
Canada — 1.0%
MEG Energy Corp. (a)	12,000	201,928
Suncor Energy, Inc.	7,800	247,736

		449,664
China — 2.5%
Alibaba Group Holding Ltd. — ADR (a)	4,300	446,942
Baidu, Inc. — ADR (a)	2,000	455,940
Beijing Enterprises Water Group Ltd.	420,000	283,797

		1,186,679
France — 4.1%
AXA SA	13,300	306,473
Schneider Electric SE	5,712	416,002
Société Générale SA	8,300	347,357
Unibail-Rodamco SE	1,400	359,151
Vivendi SA	20,920	520,711

		1,949,694
Germany — 3.2%
Daimler AG, Registered Shares	5,800	481,715
Henkel AG & Co. KGaA	4,000	430,873
Infineon Technologies AG	28,947	306,314
Telefonica Deutschland Holding AG	53,800	285,132

		1,504,034
Greece — 0.3%
Alpha Bank AE (a)	255,241	143,380
Hong Kong — 1.6%
AIA Group Ltd.	114,000	628,763
Melco Crown Entertainment Ltd. — ADR	5,800	147,320

		776,083
India — 1.8%
HDFC Bank Ltd.	28,708	491,260
ITC Ltd.	61,600	358,843

		850,103
Indonesia — 0.8%
Global Mediacom Tbk PT	1,423,500	163,102
Matahari Department Store Tbk PT	197,868	238,423

		401,525
Ireland — 2.0%
Alkermes PLC (a)	7,100	415,776
Green REIT PLC (a)	326,458	505,640

		921,416

Common Stocks	Shares	Value
Italy — 0.9%
Banca Generali SpA	11,696	$325,304
Moncler SpA	9,200	122,928

		448,232
Japan — 4.8%
FANUC Corp.	1,700	280,297
Kenedix Office Investment Corp.	35	198,105
Mitsubishi Estate Co. Ltd.	19,000	400,347
Nabtesco Corp.	14,200	343,195
Shinsei Bank Ltd.	216,000	375,930
SMC Corp.	1,100	288,446
SoftBank Corp.	6,100	363,092

		2,249,412
Mexico — 0.4%
Cemex SAB de CV — ADR (a)	18,164	185,091
Netherlands — 2.0%
Royal Dutch Shell PLC, A Shares — ADR	13,900	930,605
New Zealand — 0.4%
Xero Ltd. (Acquired 10/15/13, cost $226,038) (a)(b)	14,865	187,266
Nigeria — 0.4%
Lekoil Ltd. (a)	391,800	170,222
Peru — 0.6%
Credicorp Ltd.	1,700	272,306
South Africa — 0.7%
Naspers Ltd., N Shares	2,600	336,324
South Korea — 2.2%
NAVER Corp.	330	211,344
Samsung Electronics Co. Ltd.	380	456,853
SK Hynix, Inc. (a)	8,700	371,798

		1,039,995
Spain — 1.4%
NH Hotel Group SA (a)	92,688	442,831
Sacyr SA (a)(c)	65,215	223,008

		665,839
Sweden — 1.3%
Nordea Bank AB	32,501	376,225
Svenska Cellulosa AB SCA, B Shares	10,446	225,202

		601,427
Switzerland — 3.0%
Novartis AG, Registered Shares	6,920	641,785
Roche Holding AG	1,690	457,892
UBS Group AG (a)	18,927	325,349

		1,425,026

Portfolio Abbreviations
ADR	American Depositary Receipts	GBP	British Pound	REIT	Real Estate Investment Trust
AUD	Australian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	NOK	Norwegian Krone	USD	U.S. Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand
EUR	Euro

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan — 0.3%
Hermes Microvision, Inc.	3,250	$162,535
United Kingdom — 7.8%
AstraZeneca PLC	7,600	536,794
BAE Systems PLC	32,800	239,873
Crest Nicholson Holdings PLC	64,635	389,074
Delphi Automotive PLC	6,000	436,320
Foxtons Group PLC	65,094	162,409
Kennedy Wilson Europe Real Estate PLC	13,109	215,555
Lloyds Banking Group PLC (a)	236,700	278,421
Metro Bank PLC (Acquired 1/15/14, cost $259,316) (a)(b)	12,199	247,554
Nomad Holdings Ltd. (a)	24,650	269,301
Polypipe Group PLC	77,955	298,275
Prudential PLC	15,200	351,417
Vodafone Group PLC — ADR	6,908	236,046

		3,661,039
United States — 52.6%
Abbott Laboratories	11,400	513,228
AbbVie, Inc.	8,000	523,520
Actavis PLC (a)	2,100	540,561
Adobe Systems, Inc. (a)	3,930	285,711
Altria Group, Inc.	11,900	586,313
American Airlines Group, Inc.	8,800	471,944
Apple Inc.	12,389	1,367,498
Applied Materials, Inc.	11,500	286,580
Aramark	12,700	395,605
Autodesk, Inc. (a)	5,800	348,348
BankUnited, Inc.	18,071	523,517
Becton Dickinson & Co.	2,000	278,320
Best Buy Co., Inc.	8,069	314,530
Biogen Idec, Inc. (a)	800	271,560
BioMarin Pharmaceutical, Inc. (a)	4,027	364,041
Bristol-Myers Squibb Co.	6,400	377,792
Cabot Oil & Gas Corp.	10,253	303,591
Charles River Laboratories International, Inc. (a)	6,100	388,204
Citigroup, Inc.	14,791	800,341
Comcast Corp., Class A	11,700	678,717
Concho Resources, Inc. (a)	3,000	299,250
Covidien PLC	4,000	409,120
Crown Holdings, Inc. (a)	8,150	414,835
Eastman Chemical Co.	4,620	350,473
Enterprise Products Partners LP	7,300	263,676
EOG Resources, Inc.	4,500	414,315
Facebook, Inc., Class A (a)	3,680	287,114
Google, Inc., Class A (a)	1,073	569,398
Google, Inc., Class C (a)	1,073	564,827
The Hain Celestial Group, Inc. (a)(c)	10,098	588,612
The Hartford Financial Services Group, Inc.	16,900	704,561
Hortonworks, Inc. (a)	3,721	100,467
Hortonworks, Inc. (Acquired 3/21/14, cost $459,990) (a)(b)	18,872	484,067
JPMorgan Chase & Co.	9,495	594,197
Kennedy-Wilson Holdings, Inc.	23,240	587,972
Kinder Morgan, Inc.	11,000	465,410
Las Vegas Sands Corp.	3,190	185,530
LendingClub Corp. (a)	5,400	136,620
LendingClub Corp. (Acquired 12/12/14, cost $153,627) (a)(b)	15,104	363,025
Lowe’s Cos., Inc.	5,670	390,096
MasterCard, Inc., Class A	5,500	473,880
Merck & Co., Inc.	6,200	352,098
Microsoft Corp.	12,200	566,690
Mondelez International, Inc., Class A	15,220	552,867
New Relic, Inc. (a)	2,100	73,164

Common Stocks	Shares	Value
United States (concluded)
New Relic, Inc. (Acquired 12/16/14, cost $316,885) (a)(b)	11,181	$370,069
Pfizer, Inc.	10,300	320,845
Platform Specialty Products Corp. (a)	19,333	448,912
Public Service Enterprise Group, Inc.	9,300	385,113
Ralph Lauren Corp.	2,200	407,352
Roper Industries, Inc.	3,740	584,749
Samsonite International SA	103,200	306,087
Schlumberger Ltd.	5,100	435,591
St. Jude Medical, Inc.	3,600	234,108
Strategic Growth Bancorp (Acquired 3/10/14, cost $247,382) (a)(b)	19,870	210,225
U.S. Silica Holdings, Inc.	4,400	113,036
United Parcel Service, Inc., Class B	4,700	522,499
United Rentals, Inc. (a)	1,956	199,531
WisdomTree Investments, Inc.	26,480	415,074

		24,765,376
Total Common Stocks — 97.6%		45,976,755

Preferred Stocks
India — 0.3%
Snapdeal.com, Series F (Acquired 5/07/14, cost $85,154) (a)(b)	12	93,364
Snapdeal.com, Series G (Acquired 10/29/14, cost $33,723) (a)(b)	4	33,046

		126,410
United States — 1.1%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $138,814) (a)(b)	22,645	171,423
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $172,691) (a)(b)	2,783	370,890

		542,313
Total Preferred Stocks — 1.4%		668,723

Warrants (d)
United Kingdom — 0.0%
Nomad Holdings Ltd. (issued 4/10/14, expiring 4/10/17, strike price $11.50)	24,650	12,695
Total Long-Term Investments (Cost — $43,048,868) — 99.0%		46,658,173

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)(f)	249,813	249,813
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (e)(f)(g)	$541	540,806
Total Short-Term Securities (Cost — $790,619) — 1.7%		790,619

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Value
Total Investments (Cost — $ 43,839,487) — 100.7%	$47,448,792
Liabilities in Excess of Other Assets — (0.7)%	(341,199)

Net Assets — 100.0%	$47,107,593

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted securities as to resale. As of report date, the Fund held restricted securities with a current value of $2,530,929 and an original cost of $2,092,880, which was 5.4% of its net assets.

(c)	Security, or a portion of security, is on loan.

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	329,124	(79,311)	249,813	$165
BlackRock Liquidity Series, LLC, Money Market Series	$705,575	$(164,769)	$540,806	$16,024

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	825,000	USD	718,456	Bank of America N.A.	1/22/15	$(46,038)
CAD	336,000	USD	297,605	Bank of America N.A.	1/22/15	(8,539)
CAD	294,000	USD	257,865	Citibank N.A.	1/22/15	(4,932)
CAD	14,000	USD	12,066	Citibank N.A.	1/22/15	(21)
CAD	12,000	USD	10,495	The Bank of New York Mellon	1/22/15	(172)
CHF	130,297	USD	138,611	Morgan Stanley & Co. International PLC	1/22/15	(7,505)
CHF	444	USD	459	The Bank of New York Mellon	1/22/15	(11)
CHF	27,000	USD	27,584	Toronto-Dominion Bank	1/22/15	(416)
DKK	2,287,131	USD	391,506	Toronto-Dominion Bank	1/22/15	(19,797)
EUR	18,418	USD	22,830	BNP Paribas S.A.	1/22/15	(538)
EUR	47,920	USD	58,352	Citibank N.A.	1/22/15	(352)
EUR	4,772	USD	5,966	The Bank of New York Mellon	1/22/15	(191)
EUR	97,227	USD	119,383	Toronto-Dominion Bank	1/22/15	(1,705)
GBP	32,000	USD	51,677	Citibank N.A.	1/22/15	(1,810)
GBP	135,000	USD	210,181	Citibank N.A.	1/22/15	193
GBP	97,000	USD	156,205	Toronto-Dominion Bank	1/22/15	(5,048)
HKD	1,481,000	USD	190,981	Citibank N.A.	1/22/15	(4)
HKD	290,000	USD	37,380	Citibank N.A.	1/22/15	16
HKD	195,000	USD	25,139	Toronto-Dominion Bank	1/22/15	7
JPY	7,950,000	USD	66,632	Citibank N.A.	1/22/15	(248)
JPY	60,309,000	USD	503,094	UBS AG	1/22/15	501
NOK	975,000	USD	148,099	Goldman Sachs International	1/22/15	(17,367)
SEK	1,283,000	USD	166,350	UBS AG	1/22/15	(1,757)
SGD	322,000	USD	252,918	Citibank N.A.	1/22/15	(9,983)
USD	170,718	DKK	989,851	UBS AG	1/22/15	9,845
USD	750,590	EUR	584,593	Citibank N.A.	1/22/15	43,032
USD	318,096	EUR	259,294	Deutsche Bank AG	1/22/15	4,261

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	82,676	EUR	67,227	Goldman Sachs International	1/22/15	$1,308
USD	149,131	EUR	120,695	Toronto-Dominion Bank	1/22/15	3,048
USD	661,448	GBP	412,000	Citibank N.A.	1/22/15	19,418
USD	332,720	GBP	208,000	Toronto-Dominion Bank	1/22/15	8,588
USD	138,635	GBP	88,667	UBS AG	1/22/15	464
USD	109,059	HKD	846,000	Morgan Stanley & Co. International PLC	1/22/15	(34)
USD	285,871	JPY	33,824,000	Bank of America N.A.	1/22/15	3,433
USD	572,085	JPY	60,640,079	Deutsche Bank AG	1/22/15	65,726
USD	191,659	NZD	243,000	Goldman Sachs International	1/22/15	2,569
USD	350,785	SEK	2,510,000	Goldman Sachs International	1/22/15	28,783
ZAR	147,000	USD	12,672	BNP Paribas S.A.	1/22/15	(10)
Total						$64,714

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$693,482	—	$693,482
Canada	$449,664	—	—	449,664
China	902,882	283,797	—	1,186,679
France	—	1,949,694	—	1,949,694
Germany	—	1,504,034	—	1,504,034
Greece	—	143,380	—	143,380
Hong Kong	147,320	628,763	—	776,083
India	—	850,103	—	850,103
Indonesia	—	401,525	—	401,525
Ireland	921,416	—	—	921,416
Italy	—	448,232	—	448,232
Japan	—	2,249,412	—	2,249,412
Mexico	185,091	—	—	185,091
Netherlands	930,605	—	—	930,605
New Zealand	187,266	—	—	187,266
Nigeria	170,222	—	—	170,222
Peru	272,306	—	—	272,306
South Africa	—	336,324	—	336,324
South Korea	—	1,039,995	—	1,039,995
Spain	—	665,839	—	665,839
Sweden	—	601,427	—	601,427
Switzerland	325,349	1,099,677	—	1,425,026
Taiwan	—	162,535	—	162,535
United Kingdom	1,157,222	2,256,263	$247,554	3,661,039
United States	23,031,903	1,523,248	210,225	24,765,376
Preferred Stocks:
India	—	—	126,410	126,410
United States	—	—	542,313	542,313
Warrants	—	12,695	—	12,695
Short-Term Securities	249,813	540,806	—	790,619

Total	$28,931,059	$17,391,231	$1,126,502	$47,448,792

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$191,192	—	$191,192
Liabilities:
Foreign currency exchange contracts	—	(126,478)	—	(126,478)

Total	—	$64,714	—	$64,714

[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$14,499	—	—	$14,499
Foreign currency at value	95,211	—	—	95,211
Liabilities:
Collateral on securities loaned at value	—	$(540,806)	—	(540,806)

Total	$109,710	$(540,806)	—	$(431,096)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I. Fund

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Italy	—	$(52,167)	$52,167	—
United Kingdom	—	(597,051)	597,051	—
Total	—	$(649,218)	$649,218	—

[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2013	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2,3]	$(48,918)	$238,341	$189,423
Purchases	506,697	430,382	937,079
Sales	—	—	—
Closing balance, as of December 31, 2014	$457,779	$668,723	$1,126,502

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[3]	$(48,918)	$238,341	$189,423

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2014.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$457,779	Market Comparable Companies	Tangible Book Value Multiple[4]	1.51x-1.70x
Preferred Stocks	126,410	Market Comparable Companies	Current Fiscal Year Revenue Multiple[4]	2.28x
		Options Pricing Model	Years to IPO[5]	3.75
			Risk Free Rate[5]	7.89%
			Volatility[4]	60.00%
	171,423	Market Comparable Companies	2015P Revenue Multiple[4]	14.44x
		Options Pricing Model	Years to IPO[5]	2
			Risk Free Rate[5]	0.57%
			Volatility[4]	45.00%
			Discount Rate on Liquidation Preference[4]	8.00%
	370,890	Probability-Weighted Expected Return Model	Years to IPO[5]	1-3
			IPO Exit Probability[4]	90.00%
			Discount Rate[5]	20.11%
			Margin[4]	20.00%
			Revenue Multiple[4]	10.0x-15.0x
			Projected Gross Revenue[4]	$20-$45 [6]
Total	$1,126,502

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[5]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[6]	Amount is stated in billions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $506,396) (cost — $43,048,868)	$46,658,173
Investments at value — affiliated (cost — $760,619)	790,619
Cash	14,499
Foreign currency at value (cost — $101,844)	95,211
Investments sold receivable	94,657
Unrealized appreciation on forward foreign currency exchange contracts	191,192
Dividends receivable — unaffiliated	56,702
Receivable from Manager	8,533
Securities lending income receivable — affiliated	69
Dividends receivable — affiliated	40
Prepaid expenses	278

Total assets	47,909,973

Liabilities
Collateral on securities loaned at value	540,806
Unrealized depreciation on forward foreign currency exchange contracts	126,478
Capital shares redeemed payable	7,008
Investment advisory fees payable	30,027
Officer’s and Directors’ fees payable	3,490
Distribution fees payable	625
Other affiliates payable	259
Other accrued expenses payable	93,687

Total liabilities	802,380

Net Assets	$47,107,593

Net Assets Consist of
Paid-in capital	$43,917,717
Distributions in excess of net investment income	(131,123)
Accumulated net realized loss	(344,076)
Net unrealized appreciation/depreciation	3,665,075

Net Assets	$47,107,593

Net Asset Value
Class I — Based on net assets of $44,135,585 and 2,699,943 shares outstanding, 100 million shares authorized, $0.10 par value	$16.35

Class III — Based on net assets of $2,972,008 and 182,458 shares outstanding, 100 million shares authorized, $0.10 par value	$16.29

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Statement of Operations

Year Ended December 31, 2014	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$998,802
Securities lending — affiliated — net	16,024
Dividends — affiliated	165
Foreign taxes withheld	(44,950)

Total income	970,041

Expenses
Investment advisory	377,856
Distribution — Class III	5,650
Transfer agent	3,375
Transfer agent — Class I	102,041
Transfer agent — Class III	4,225
Professional	61,851
Custodian	45,554
Accounting services	19,943
Officer and Directors	17,211
Printing	15,759
Miscellaneous	20,975

Total expenses	674,440
Less fees waived by Manager	(252)
Less transfer agent fees reimbursed — Class I	(102,041)
Less transfer agent fees reimbursed — Class III	(4,225)

Total expenses after fees waived and reimbursed	567,922

Net investment income	402,119

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	3,456,085
Foreign currency transactions	145,501

3,601,586

Net change in unrealized appreciation/depreciation on:
Investments	(5,924,953)
Foreign currency translations	(93,263)

(6,018,216)

Net realized and unrealized loss	(2,416,630)

Net Decrease in Net Assets Resulting from Operations	$(2,014,511)

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Global Opportunities V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$402,119	$201,225
Net realized gain	3,601,586	6,322,913
Net change in unrealized appreciation/depreciation	(6,018,216)	5,799,833

Net increase (decrease) in net assets resulting from operations	(2,014,511)	12,323,971

Distributions to Shareholders From[1]
Net investment income:
Class I	(542,468)	(168,438)
Class III	(26,292)	(1,564)
Net realized gain:
Class I	(1,941,800)	—
Class III	(131,029)	—

Decrease in net assets resulting from distributions to shareholders	(2,641,589)	(170,002)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,814,893)	(2,728,344)

Net Assets
Total increase (decrease) in net assets	(6,470,993)	9,425,625
Beginning of year	53,578,586	44,152,961

End of year	$47,107,593	$53,578,586

Distributions in excess of net investment income, end of year	$(131,123)	$(162,471)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.98	$13.89	$12.26	$14.17	$12.84

Net investment income[1]	0.14	0.07	0.18	0.14	0.13
Net realized and unrealized gain (loss)	(0.81)	4.08	1.60	(1.89)	1.31

Net increase (decrease) from investment operations	(0.67)	4.15	1.78	(1.75)	1.44

Distributions from:[2]
Net investment income	(0.20)	(0.06)	(0.15)	(0.16)	(0.11)
Net realized gain	(0.76)	—	—	—	—

Total distributions	(0.96)	(0.06)	(0.15)	(0.16)	(0.11)

Net asset value, end of year	$16.35	$17.98	$13.89	$12.26	$14.17

Total Return[3]
Based on net asset value	(3.74)%	29.87%[4]	14.53%	(12.39)%	11.23%

Ratios to Average Net Assets
Total expenses	1.33%	1.33%	1.19%	1.09%	1.05%

Total expenses after fees waived and reimbursed	1.12%	1.14%	1.06%	1.09%	1.04%

Net investment income	0.82%	0.44%	1.36%	1.04%	1.05%

Supplemental Data
Net assets, end of year (000)	$44,136	$52,175	$43,102	$43,381	$56,934

Portfolio turnover rate	87%	135%	139%	119%	136%

	Class III
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.93	$13.86	$12.23	$14.12	$12.80

Net investment income[1]	0.06	0.03	0.14	0.11	0.10
Net realized and unrealized gain (loss)	(0.77)	4.06	1.60	(1.88)	1.30

Net increase (decrease) from investment operations	(0.71)	4.09	1.74	(1.77)	1.40

Distributions from:[2]
Net investment income	(0.17)	(0.02)	(0.11)	(0.12)	(0.08)
Net realized gain	(0.76)	—	—	—	—

Total distributions	(0.93)	(0.02)	(0.11)	(0.12)	(0.08)

Net asset value, end of year	$16.29	$17.93	$13.86	$12.23	$14.12

Total Return[3]
Based on net asset value	(4.00)%	29.51%[5]	14.28%	(12.53)%	10.93%

Ratios to Average Net Assets
Total expenses	1.57%	1.58%	1.43%	1.35%	1.29%

Total expenses after fees waived and reimbursed	1.39%	1.39%	1.31%	1.35%	1.29%

Net investment income	0.32%	0.16%	1.09%	0.78%	0.80%

Supplemental Data
Net assets, end of year (000)	$2,972	$1,404	$1,051	$1,070	$1,072

Portfolio turnover rate	87%	135%	139%	119%	136%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.72%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.37%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co	$220,775	$(220,775)	—
UBS Securities LLC	285,621	(285,621)	—

Total	$506,396	$(506,396)	—

[1]

Collateral with a value of $540,806 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$191,192	$126,478

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$180,717	$(83,719)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average USD amounts purchased	$9,111,078
Average USD amounts sold	$6,092,114

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

At December 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$191,192	$126,478

Total derivative assets and liabilities in the Statement of Assets and Liabilities	191,192	126,478

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$191,192	$126,478

As of December 31, 2014, the following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$3,433	$(3,433)	—	—	—
Citibank N.A.	62,659	(17,350)	—	—	$45,309
Deutsche Bank AG	69,987	—	—	—	69,987
Goldman Sachs International	32,660	(17,367)	—	—	15,293
Toronto-Dominion Bank	11,643	(11,643)	—	—	—
UBS AG	10,810	(1,757)	—	—	9,053

Total	$191,192	$(51,550)	—	—	$139,642

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$54,577	$(3,433)	—	—	$51,144
The Bank of New York Mellon	374	—	—	—	374
BNP Paribas S.A.	548	—	—	—	548
Citibank N.A.	17,350	(17,350)	—	—	—
Goldman Sachs International	17,367	(17,367)	—	—	—
Morgan Stanley & Co. International PLC	7,539	—	—	—	7,539
Toronto-Dominion Bank	26,966	(11,643)	—	—	15,323
UBS AG	1,757	(1,757)	—	—	—

Total	$126,478	$(51,550)	—	—	$74,928

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

For the year ended December 31, 2014, the Fund reimbursed the Manager $548 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $4,970 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $19,120 and $5,335, respectively.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $43,588,783 and $47,223,221, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distributions in excess of net investment income	$197,989
Accumulated net realized loss	$(197,989)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$568,760	$170,002
Long-term capital gains	2,072,829	—
Total	$2,641,589	$170,002

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$14,865
Net unrealized gains[1]	3,394,357
Qualified late-year losses[2]	(219,346)

Total	$3,189,876

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2014, the Fund utilized $1,661,614 of its capital loss carryforward.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$44,024,941

Gross unrealized appreciation	$5,802,082
Gross unrealized depreciation	(2,378,231)

Net unrealized appreciation	$3,423,851

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	21

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of December 31, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	10%
Pharmaceuticals	8%
Oil, Gas & Consumerable Fuels	7%
Internet Software & Services	6%
Software	5%
Other[1]	64%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	76,855	$1,362,634	296,634	$4,867,576
Shares issued in reinvestment of distributions	150,390	2,484,268	9,436	168,438
Shares redeemed	(428,645)	(7,481,126)	(506,741)	(7,805,330)

Net decrease	(201,400)	$(3,634,224)	(200,671)	$(2,769,316)

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class III
Shares sold	117,065	$2,050,386	15,641	$243,951
Shares issued in reinvestment of distributions	9,572	157,321	88	1,564
Shares redeemed	(22,470)	(388,376)	(13,262)	(204,543)

Net increase	104,167	$1,819,331	2,467	$40,972

Total Net Decrease	(97,233)	$(1,814,893)	(198,204)	$(2,728,344)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Global Opportunities V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock High Yield V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund outperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund, which has the ability to invest anywhere in an issuer’s capital structure, held an underweight in high yield bonds during the past year. This positioning aided returns as high yield bonds underperformed other fixed income assets, particularly higher duration sectors. (Duration is a measure of interest rate sensitivity). Specifically, out-of-benchmark positions in equity-like instruments boosted results. While bank loans underperformed high yield bonds in 2014, the Fund’s position in select issues within the asset class also was additive to outperformance. An underweight in energy aided relative performance as weakness in oil prices caused the sector to underperform. The Fund’s positions in the gaming and automotive sectors contributed positively as well.

•

The Fund’s underweight in high yield bonds rated BB detracted from relative performance as this market segment outperformed the middle and lower quality segments. The Fund’s allocations to the electric utilities and health care sectors also detracted. While the Fund’s exposure to select equity investments generated positive returns, the net impact of the Fund’s equity exposure combined with derivatives used to manage risk (specifically, a short position in S&P 500 futures contracts), detracted from results.

•

The Fund may utilize credit default swaps (CDS) and currency forward contracts from time to time. Currency forwards are intermittently employed in the portfolio to manage the currency risk of non-dollar denominated bonds. CDS are normally used as hedging vehicles, but are also used to express credit views and as a means to put capital to work in moving markets. On occasion, the Fund will utilize S&P futures as an additional mechanism to manage market risk. The Fund’s exposure to derivatives did not have a material impact on performance.

Describe recent portfolio activity.

•	While the Fund actively adjusted its risk exposure throughout the period,

it generally reduced risk, particularly in the latter half of the year as investors’ risk appetite waned and volatility in the energy sector spiked. In this transition, the Fund gradually reduced the portfolio’s equity risk, increased its underweight in the energy sector and increased its weighting in cash.

•

Although the Fund retained a positive view on bank loans, it reduced exposure to the asset class during the period. The Fund’s core issuer biases remained generally consistent based on cash flow considerations, the identification of a potential catalyst or an idiosyncratic characteristic. The Fund continued to favor select equity and equity-like investments that offer more upside potential compared to high yield bonds rated CCC, while actively using derivative instruments to help protect against equity market volatility.

•	The Fund maintained a shorter duration bias (lower sensitivity to interest rate movements) during the period in anticipation of higher interest rates by the end of 2014.

•	From a sector perspective, the Fund increased exposure to the banking and health care sectors, while decreasing exposure to chemicals and oil field services.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in debt rated BB, while it was overweight in the B-rated space. Although the Fund was slightly overweight in select issues rated CCC, it is important to note that the Fund remained underweight in the riskier, names within the CCC quality universe. From an individual issuer perspective, the Fund’s highest-conviction holdings included American Capital Ltd. (non-captive diversified financials), HD Supply, Inc. (building materials), and Amaya Gaming Group, Inc. (gaming). The Fund maintained an underweight bias to issuers with unstable cash flow streams, less appealing risk-reward profiles, and/or unfavorable industry dynamics. In addition to high yield bonds, the Fund held floating rate loan interests (bank loans) and common stocks, with the remainder invested in investment grade credits and convertible and preferred securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Long-Term Investments

BBB/Baa	4%
BB/Ba	35
B	37
CCC/Caa	12
N/R	12

1 For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2014
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	5.41%	5.26%	(2.33)%	2.89%	9.16%		6.93%
Class III[4]	5.17	4.84	(2.58)	2.51	8.87	[7]	6.65	[7]
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	(2.84)	2.46	8.98		7.73

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$976.70	$3.74	$1,000.00	$1,021.42	$3.82	0.75%
Class III	$1,000.00	$974.20	$4.93	$1,000.00	$1,020.21	$5.04	0.99%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock High Yield V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Auto Components — 1.0%
The Goodyear Tire & Rubber Co.		70,317	$2,008,957
Banks — 0.5%
Citigroup, Inc.		17,860	966,405
Capital Markets — 1.2%
American Capital, Ltd. (a)		153,698	2,245,528
Chemicals — 0.4%
Advanced Emissions Solutions, Inc. (a)		1,644	37,467
Huntsman Corp.		33,623	765,932
			803,399
Consumer Finance — 1.5%
Ally Financial, Inc. (a)		60,914	1,438,801
Ally Financial, Inc. (a)		51,770	1,222,796
Ally Financial, Inc. (a)		11,801	278,740
			2,940,337
Diversified Financial Services — 0.0%
Concrete Investment II SCA		623	—
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		13,812	30,386
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		33,870	—
Hotels, Restaurants & Leisure — 0.3%
Amaya Gaming Group, Inc. (Acquired 6/12/14, cost $274,298) (a)(b)		23,884	586,924
Insurance — 0.7%
American International Group, Inc.		24,341	1,363,339
Media — 0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning)		4,279	100,201
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd. (a)		126,098	361,427
Ainsworth Lumber Co. Ltd. (a)		84,634	241,207
Ainsworth Lumber Co. Ltd. (a)(c)		59,550	170,685
			773,319
Technology Hardware, Storage & Peripherals — 0.3%
Nokia OYJ - ADR		69,219	544,061
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. (a)		10,830	319,377
Total Common Stocks — 6.6%			12,682,233

Corporate Bonds		Par (000)
Aerospace & Defense — 1.3%
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)	USD	109	110,907
LMI Aerospace, Inc., 7.38%, 7/15/19 (c)		88	85,800
Spirit Aerosystems, Inc., 5.25%, 3/15/22		315	320,513
TransDigm, Inc.:
5.50%, 10/15/20		155	151,513

Corporate Bonds		Par (000)	Value
Aerospace & Defense (concluded)
6.00%, 7/15/22	USD	1,130	$1,127,175
6.50%, 7/15/24		708	711,540
			2,507,448
Air Freight & Logistics — 0.1%
CEVA Group PLC, 9.00%, 9/01/21 (c)		75	70,500
XPO Logistics, Inc., 7.88%, 9/01/19 (c)		105	109,725
			180,225
Airlines — 0.9%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		660	679,800
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		365	387,813
National Air Cargo Group, Inc.:
12.38%, 8/16/15		126	126,389
12.38%, 8/16/15		124	124,250
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (c)		380	391,916
			1,710,168
Auto Components — 0.9%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	100	171,368
Affinia Group, Inc., 7.75%, 5/01/21	USD	75	77,250
CTP Transportation Products LLC/CTP Finance, Inc., 8.25%, 12/15/19 (c)		90	94,950
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		672	670,320
6.00%, 8/01/20		270	278,154
5.88%, 2/01/22		175	175,766
IDQ Holdings, Inc., 11.50%, 4/01/17 (c)		215	227,900
Servus Luxembourg Holding SCA, 7.75%, 6/15/18	EUR	89	113,887

			1,809,595
Automobiles — 0.6%
General Motors Co.:
4.88%, 10/02/23	USD	35	37,450
6.25%, 10/02/43		215	256,839
5.20%, 4/01/45		450	474,750
Jaguar Land Rover Automotive PLC:
5.00%, 2/15/22	GBP	145	238,772
5.63%, 2/01/23 (c)	USD	150	157,875
			1,165,686
Banks — 0.9%
CIT Group, Inc.:
6.63%, 4/01/18 (c)		55	59,675
5.50%, 2/15/19 (c)		70	73,850
5.00%, 8/01/23		1,151	1,182,653
Novo Banco SA:
2.63%, 5/08/17	EUR	100	112,579
4.75%, 1/15/18		100	118,593
4.00%, 1/21/19		100	117,068
			1,664,418

Portfolio Abbreviations
ADR	American Depositary Receipt	FKA	Formerly Known As	PIK	Payment-in-kind
CAD	Canadian Dollar	GBP	British Pound	USD	US Dollar
EUR	Euro

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Beverages — 0.1%
Constellation Brands, Inc.:
3.88%, 11/15/19	USD	99	$99,743
4.25%, 5/01/23		43	42,677
Hydra Dutch Holdings 2 BV, 5.58%, 4/15/19 (d)	EUR	130	144,722

			287,142
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (c)	USD	200	204,540
Building Products — 1.2%
Builders FirstSource, Inc., 7.63%, 6/01/21 (c)		154	157,850
Building Materials Corp. of America, 5.38%, 11/15/24 (c)		315	314,213
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		230	235,175
The Hillman Group, Inc., 6.38%, 7/15/22 (c)		106	101,760
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	100	115,076
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	375	352,500
The Ryland Group, Inc., 6.63%, 5/01/20		135	143,100
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	156	210,241
USG Corp., 5.88%, 11/01/21 (c)	USD	750	757,500

			2,387,415
Capital Markets — 0.4%
E*Trade Financial Corp.:
0.00%, 8/31/19 (c)(e)(f)		172	406,673
5.38%, 11/15/22		273	279,143
Series A, 0.00%, 8/31/19 (e)(f)		3	7,093

			692,909
Chemicals — 1.0%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (c)		193	204,580
Axiall Corp., 4.88%, 5/15/23		37	34,919
Celanese U.S. Holdings LLC, 4.63%, 11/15/22		85	84,150
Chemtura Corp., 5.75%, 7/15/21		91	88,725
GCB MPM Escrow LLC, 8.88%, 10/15/20 (a)(f)(g)		334	—
Huntsman International LLC:
4.88%, 11/15/20		113	112,153
8.63%, 3/15/21		190	203,775
5.13%, 4/15/21	EUR	246	308,330
INEOS Group Holdings SA, 6.50%, 8/15/18		100	118,797
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	334	283,065
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		45	43,650
NOVA Chemicals Corp., 5.00%, 5/01/25 (c)		378	375,165
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		99	102,217

			1,959,526
Commercial Services & Supplies — 1.7%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		92	92,000
Anna Merger Sub, Inc., 7.75%, 10/01/22 (c)		245	248,063
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23 (c)		188	191,760
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (h)	EUR	106	132,924
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)	USD	489	534,922
Covanta Holding Corp.:
6.38%, 10/01/22		105	111,300
5.88%, 3/01/24		117	119,047
The Hertz Corp.:
4.25%, 4/01/18		91	90,545
7.38%, 1/15/21		210	220,500

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (c)(h)	USD	87	$87,870
IVS F. SpA, 7.13%, 4/01/20	EUR	115	141,967
Laureate Education, Inc., 9.50%, 9/01/19 (c)	USD	330	339,900
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)		390	370,500
Univeg Holding BV, 7.88%, 11/15/20	EUR	100	114,289
Verisure Holding AB:
8.75%, 9/01/18		100	129,016
Series B, 8.75%, 12/01/18		100	128,752
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)	USD	227	241,755

			3,295,110
Communications Equipment — 0.6%
Alcatel-Lucent USA, Inc.:
6.75%, 11/15/20 (c)		385	406,367
6.45%, 3/15/29		642	613,110
CommScope, Inc.:
5.00%, 6/15/21 (c)		103	101,455
5.50%, 6/15/24 (c)		106	104,410

			1,225,342
Computer Services — 0.1%
SunGard Data Systems, Inc., 6.63%, 11/01/19		190	191,900
Construction & Engineering — 1.4%
Abengoa Greenfield SA, 6.50%, 10/01/19 (c)		315	269,325
AECOM Technology Corp.:
5.75%, 10/15/22 (c)		88	89,980
5.88%, 10/15/24 (c)		488	498,980
Aguila 3 SA, 7.88%, 1/31/18 (c)		550	532,125
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	100	102,189
Astaldi SpA, 7.13%, 12/01/20		300	370,784
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)	USD	139	125,100
Modular Space Corp., 10.25%, 1/31/19 (c)		837	724,005

			2,712,488
Construction Materials — 0.1%
Cemex SAB de CV, 5.70%, 1/11/25 (c)		200	194,000
Consumer Finance — 1.4%
Ally Financial, Inc.:
5.13%, 9/30/24		233	236,495
8.00%, 11/01/31		1,458	1,858,950
8.00%, 11/01/31		269	342,303
DFC Finance Corp., 10.50%, 6/15/20 (c)		210	177,975

			2,615,723
Containers & Packaging — 2.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (c)		200	195,500
6.00%, 6/30/21 (c)		200	191,000
4.25%, 1/15/22	EUR	110	131,236
Ball Corp., 5.00%, 3/15/22	USD	435	448,050
Berry Plastics Corp., 5.50%, 5/15/22		233	236,495
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (c)		96	94,080
6.00%, 6/15/17 (c)		218	212,550
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		183	192,607
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		90	87,300
Crown European Holdings SA, 4.00%, 7/15/22	EUR	130	163,206
Greif, Inc., 7.75%, 8/01/19	USD	69	77,970
OI European Group BV, 4.88%, 3/31/21	EUR	107	141,672

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Containers & Packaging (concluded)
Pactiv LLC, 7.95%, 12/15/25	USD	200	$201,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.00%, 4/15/19		245	253,575
7.88%, 8/15/19		660	695,475
9.88%, 8/15/19		188	199,280
Sealed Air Corp.:
8.38%, 9/15/21 (c)		13	14,527
5.13%, 12/01/24 (c)		130	131,300
Tekni-Plex, Inc., 9.75%, 6/01/19 (c)		66	71,610

			3,738,433
Distributors — 0.1%
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	100	123,873
Diversified Financial Services — 0.2%
MSCI, Inc., 5.25%, 11/15/24 (c)	USD	332	343,620
Diversified Telecommunication Services — 3.6%
Avaya, Inc.:
7.00%, 4/01/19 (c)		250	243,750
10.50%, 3/01/21 (c)		131	112,005
CenturyLink, Inc.:
5.63%, 4/01/20		139	144,213
6.45%, 6/15/21		30	32,175
Columbus International, Inc., 7.38%, 3/30/21 (c)		370	384,800
Consolidated Communications, Inc., 6.50%, 10/01/22 (c)		160	160,400
Frontier Communications Corp., 6.25%, 9/15/21		170	170,850
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		246	252,765
5.50%, 8/01/23		683	678,834
Intelsat Luxembourg SA:
6.75%, 6/01/18		165	168,300
7.75%, 6/01/21		195	195,487
Level 3 Communications, Inc., 8.88%, 6/01/19		170	180,234
Level 3 Escrow II, Inc., 5.38%, 8/15/22 (c)		718	721,590
Level 3 Financing, Inc.:
8.13%, 7/01/19		458	486,625
7.00%, 6/01/20		221	232,879
6.13%, 1/15/21		45	46,575
Telecom Italia Finance SA, 6.13%, 11/15/16 (e)	EUR	100	141,818
Telecom Italia SpA:
6.38%, 6/24/19	GBP	150	256,952
4.88%, 9/25/20	EUR	100	134,045
4.50%, 1/25/21		145	191,644
5.88%, 5/19/23	GBP	200	338,067
Telefonica SA, 6.00%, 7/24/17 (e)	EUR	100	124,272
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		200	263,378
6.75%, 8/15/24		210	284,620
VTR Finance BV, 6.88%, 1/15/24 (c)	USD	200	204,000
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	305	362,035
4.08%, 7/15/20 (d)		165	190,674
Windstream Corp.:
7.75%, 10/15/20	USD	95	97,850
7.75%, 10/01/21		95	96,900
6.38%, 8/01/23		20	18,700

			6,916,437
Electric Utilities — 0.3%
CE Energy AS, 7.00%, 2/01/21	EUR	100	121,574

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (c)	USD	15	$14,729
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.25% (10.50% Cash or 11.25% PIK), 11/01/16 (a)(g)(h)		5,370	510,150

			646,453
Electrical Equipment — 0.2%
GrafTech International Ltd., 6.38%, 11/15/20		103	85,490
Sensata Technologies BV, 5.63%, 11/01/24 (c)		72	74,700
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	105	131,502

			291,692
Electronic Equipment, Instruments & Components — 0.7%
Belden, Inc.:
5.50%, 4/15/23		160	200,820
5.50%, 4/15/23		100	125,513
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	545	562,713
5.50%, 12/01/24		538	538,673

			1,427,719
Energy Equipment & Services — 0.2%
Key Energy Services, Inc., 6.75%, 3/01/21		75	46,500
Pacific Drilling SA, 5.38%, 6/01/20 (c)		210	171,150
Pioneer Energy Services Corp., 6.13%, 3/15/22		99	75,240
Seventy Seven Energy, Inc., 6.50%, 7/15/22		86	50,310

			343,200
Food & Staples Retailing — 0.2%
Co-operative Group Holdings Ltd., 6.88%, 7/08/20 (i)	GBP	100	160,932
Findus Bondco SA:
9.13%, 7/01/18	EUR	100	127,661
9.50%, 7/01/18	GBP	100	164,043

			452,636
Food Products — 0.4%
Bakkavor Finance 2 PLC, 8.75%, 6/15/20		100	161,705
Boparan Finance PLC, 5.50%, 7/15/21		100	130,143
H. J. Heinz Co., 4.25%, 10/15/20	USD	7	7,070
R&R PIK PLC, 9.25% (9.25% Cash or 9.85% PIK), 5/15/18 (h)	EUR	213	258,422
Smithfield Foods, Inc.:
5.88%, 8/01/21 (c)	USD	52	53,040
6.63%, 8/15/22		120	125,400
The WhiteWave Foods Co., 5.38%, 10/01/22		80	82,400

			818,180
Health Care Equipment & Supplies — 0.5%
Alere, Inc.:
7.25%, 7/01/18		205	213,200
8.63%, 10/01/18		146	151,110
6.50%, 6/15/20		48	48,240
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (c)		200	211,000
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		114	118,560
Hologic, Inc., 6.25%, 8/01/20		135	140,400

			882,510
Health Care Providers & Services — 5.5%
Acadia Healthcare Co., Inc., 5.50%, 7/01/22		85	83,725
Amsurg Corp., 5.63%, 7/15/22 (c)		1,364	1,398,100
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		52	54,184

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
Care UK Health & Social Care PLC, 5.56%, 7/15/19 ( d)	GBP	100	$144,482
Catamaran Corp., 4.75%, 3/15/21	USD	381	381,000
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		339	350,865
6.88%, 2/01/22		501	530,747
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		928	946,560
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24 (c)		174	175,740
HCA Holdings, Inc., 7.75%, 5/15/21		570	607,050
HCA, Inc.:
6.50%, 2/15/20		489	547,925
5.88%, 3/15/22		485	531,075
4.75%, 5/01/23		462	470,085
5.88%, 5/01/23		53	55,849
5.00%, 3/15/24		403	414,083
5.25%, 4/15/25		170	177,650
Kindred Healthcare, Inc., 6.38%, 4/15/22 (c)		70	66,675
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (c)		90	92,025
Omnicare, Inc.:
4.75%, 12/01/22		76	76,950
5.00%, 12/01/24		64	65,600
Priory Group No. 3 PLC, 7.00%, 2/15/18	GBP	119	191,812
Teleflex, Inc., 6.88%, 6/01/19	USD	155	161,587
Tenet Healthcare Corp.:
6.25%, 11/01/18		69	74,865
5.00%, 3/01/19 (c)		202	202,253
5.50%, 3/01/19 (c)		520	531,700
6.00%, 10/01/20		612	657,184
4.50%, 4/01/21		54	54,135
4.38%, 10/01/21		142	140,935
8.13%, 4/01/22		453	506,227
6.88%, 11/15/31		442	415,480
Truven Health Analytics, Inc., 10.63%, 6/01/20		180	175,500
Voyage Care BondCo PLC, 6.50%, 8/01/18	GBP	100	158,861

			10,440,909
Health Care Technology — 0.2%
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (c)	USD	310	317,750
IMS Health, Inc., 6.00%, 11/01/20 (c)		110	113,300

			431,050
Hotels, Restaurants & Leisure — 3.1%
ARAMARK Services, Inc., 5.75%, 3/15/20		218	225,085
Brunswick Corp., 4.63%, 5/15/21 (c)		84	82,320
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		1,801	1,323,735
9.00%, 2/15/20		1,220	902,800
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	155	192,482
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	180	293,184
Gamenet SpA, 7.25%, 8/01/18	EUR	100	99,338
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (c)	USD	120	119,700
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	215	266,405
MGM Resorts International:
8.63%, 2/01/19	USD	83	94,101
6.75%, 10/01/20		223	234,150
6.63%, 12/15/21		73	76,650
7.75%, 3/15/22		170	188,275
6.00%, 3/15/23		240	241,200
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		41	42,025

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Six Flags Entertainment Corp., 5.25%, 1/15/21 (c)	USD	261	$261,000
Snai SpA, 7.63%, 6/15/18	EUR	100	121,615
Station Casinos LLC, 7.50%, 3/01/21		613	628,325
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		475	484,500
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63% (c)(j)		179	7,168

			5,884,058
Household Durables — 1.4%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		109	115,267
Beazer Homes USA, Inc.:
6.63%, 4/15/18		131	136,895
5.75%, 6/15/19		263	252,480
7.50%, 9/15/21		216	217,080
Jarden Corp., 7.50%, 5/01/17		75	82,125
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)		228	235,980
Lennar Corp., 4.75%, 11/15/22		180	176,400
Magnolia BC SA, 9.00%, 8/01/20	EUR	200	231,386
PulteGroup, Inc., 6.38%, 5/15/33	USD	30	30,000
Standard Pacific Corp.:
8.38%, 1/15/21		605	685,163
5.88%, 11/15/24		94	94,000
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19 (c)		175	172,594
5.88%, 6/15/24 (c)		120	120,000
William Lyon Homes, Inc., 8.50%, 11/15/20		110	118,525

			2,667,895
Household Products — 0.2%
Spectrum Brands, Inc.:
6.63%, 11/15/22		110	116,325
6.13%, 12/15/24 (c)		185	187,775

			304,100
Independent Power and Renewable Electricity Producers — 1.3%
AES Corp.:
4.88%, 5/15/23		107	106,197
5.50%, 3/15/24		41	41,607
Calpine Corp.:
6.00%, 1/15/22 (c)		130	138,450
5.38%, 1/15/23		137	138,370
7.88%, 1/15/23 (c)		171	188,527
5.88%, 1/15/24 (c)		145	154,425
5.75%, 1/15/25		240	243,000
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75%, 11/01/19 (c)		515	524,013
7.38%, 11/01/22 (c)		75	76,313
Mirant Mid-Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		93	99,567
Series C, 10.06%, 12/30/28		395	428,129
NRG Energy, Inc.:
7.88%, 5/15/21		203	218,733
6.25%, 5/01/24 (c)		130	132,275

			2,489,606
Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (c)		266	271,320
CNO Financial Group, Inc., 6.38%, 10/01/20 (c)		37	39,035
Galaxy Bidco Ltd., 6.38%, 11/15/20	GBP	100	151,886
Genworth Holdings, Inc., 4.80%, 2/15/24	USD	100	81,063
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (c)		237	235,815

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Insurance (concluded)
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	100	$160,309
Radian Group, Inc.:
2.25%, 3/01/19 (e)	USD	72	115,785
5.50%, 6/01/19		356	364,900

			1,420,113
Internet Software & Services — 0.5%
Equinix, Inc.:
5.38%, 1/01/22		105	105,987
5.75%, 1/01/25		122	123,067
IAC/InterActiveCorp., 4.88%, 11/30/18		117	119,047
United Group BV, 7.88%, 11/15/20	EUR	100	128,750
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	USD	86	91,160
10.13%, 7/01/20		329	370,717

			938,728
Life Sciences Tools & Services — 0.2%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (c)		320	343,200
JLL/Delta Dutch Newco BV, 7.50%, 2/01/22 (c)		95	96,425

			439,625
Machinery — 1.1%
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	205	251,401
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		100	111,627
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (c)	USD	112	104,160
The Manitowoc Co., Inc., 5.88%, 10/15/22		185	187,775
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (h)	EUR	160	201,353
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (c)(h)	USD	482	496,460
5.75% (5.75% Cash or 6.50% PIK), 10/15/21 (h)	EUR	100	128,871
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (c)(h)	USD	282	294,690
Terex Corp., 6.00%, 5/15/21		190	193,800
Titan International, Inc., 6.88%, 10/01/20		165	145,200

			2,115,337
Marine — 0.3%
Global Ship Lease, Inc., 10.00%, 4/01/19 (c)		495	498,713
Media — 6.9%
Altice Financing SA, 6.50%, 1/15/22 (c)		360	351,900
Altice SA:
7.25%, 5/15/22	EUR	200	245,036
7.75%, 5/15/22 (c)	USD	260	260,487
AMC Networks, Inc., 7.75%, 7/15/21		225	240,750
Cablevision Systems Corp., 5.88%, 9/15/22		216	218,700
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25%, 2/15/22 (c)		109	109,817
5.63%, 2/15/24 (c)		54	54,270
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		400	399,000
5.13%, 2/15/23		386	377,315
CCOH Safari LLC:
5.50%, 12/01/22		437	443,555
5.75%, 12/01/24		789	797,876
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(f)(g)		230	—
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (c)		220	213,400

Corporate Bonds		Par (000)	Value
Media (concluded)
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22	USD	331	$336,793
Series B, 7.63%, 3/15/20		183	192,607
Series B, 6.50%, 11/15/22		277	285,310
DISH DBS Corp.:
5.13%, 5/01/20		446	449,345
5.00%, 3/15/23		220	212,850
5.88%, 11/15/24 (c)		578	580,890
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		39	39,975
Gannett Co., Inc.:
5.13%, 7/15/20		57	58,140
4.88%, 9/15/21 (c)		163	161,777
6.38%, 10/15/23		203	215,180
5.50%, 9/15/24 (c)		110	110,275
Gray Television, Inc., 7.50%, 10/01/20		91	93,730
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (c)		96	104,640
iHeartCommunications, Inc.:
9.00%, 12/15/19		176	173,360
9.00%, 3/01/21		287	281,260
9.00%, 9/15/22 (c)		345	338,100
Interactive Data Corp., 5.88%, 4/15/19 (c)		150	148,875
Lamar Media Corp., 5.00%, 5/01/23		30	29,700
LIN Television Corp., 5.88%, 11/15/22 (c)		120	118,800
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		69	72,795
MDC Partners, Inc., 6.75%, 4/01/20 (c)		595	612,850
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		125	126,250
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		173	185,975
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		68	70,550
Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/01/20		410	412,050
Numericable-SFR:
5.38%, 5/15/22	EUR	100	124,877
6.00%, 5/15/22 (c)	USD	300	301,650
5.63%, 5/15/24	EUR	100	125,240
6.25%, 5/15/24 (c)	USD	738	743,535
Radio One, Inc., 9.25%, 2/15/20 (c)		203	176,610
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		410	422,300
Regal Entertainment Group, 5.75%, 2/01/25		48	44,160
Sinclair Television Group, Inc., 5.63%, 8/01/24 (c)		120	116,100
Sirius XM Radio, Inc., 6.00%, 7/15/24 (c)		165	169,125
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (c)		200	209,000
4.00%, 1/15/25	EUR	148	182,446
Univision Communications, Inc.:
8.50%, 5/15/21 (c)	USD	178	189,570
5.13%, 5/15/23 (c)		91	91,910
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	540	885,832
Wave Holdco LLC/Wave Holdco Corp., 8.25% (8.25% Cash or 9.00% PIK), 7/15/19 (c)(h)	USD	270	271,350

			13,177,888
Metals & Mining — 3.0%
Alcoa, Inc.:
6.15%, 8/15/20		90	101,192
5.13%, 10/01/24		504	534,124
Constellium NV:
4.63%, 5/15/21	EUR	100	105,093

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
8.00%, 1/15/23 (c)	USD	610	$606,950
5.75%, 5/15/24 (c)		255	221,850
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	130	146,295
Global Brass & Copper, Inc., 9.50%, 6/01/19	USD	155	167,400
Novelis, Inc.:
8.38%, 12/15/17		245	254,187
8.75%, 12/15/20		1,133	1,200,980
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	100	117,009
Ovako AB, 6.50%, 6/01/19		100	117,375
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17	USD	175	179,813
Steel Dynamics, Inc.:
5.13%, 10/01/21 (c)		275	280,156
6.38%, 8/15/22		125	132,500
5.25%, 4/15/23		108	109,620
5.50%, 10/01/24 (c)		165	169,125
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	125	159,296
Vedanta Resources PLC, 8.25%, 6/07/21 (c)	USD	200	198,000
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		805	845,250

			5,646,215
Multiline Retail — 0.1%
Debenhams PLC, 5.25%, 7/15/21	GBP	115	174,498
Hema Bondco I BV, 6.25%, 6/15/19	EUR	100	101,649

			276,147
Oil, Gas & Consumable Fuels — 11.4%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21	USD	176	183,480
6.13%, 7/15/22		225	239,063
4.88%, 3/15/24		102	103,530
Alpha Natural Resources, Inc., 3.75%, 12/15/17 (e)		333	166,292
Antero Resources Finance Corp.:
6.00%, 12/01/20		50	49,875
5.38%, 11/01/21		290	280,575
Arch Coal, Inc.:
7.00%, 6/15/19		156	46,020
7.25%, 10/01/20		66	21,450
7.25%, 6/15/21		48	13,980
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23		20	19,800
Baytex Energy Corp., 5.13%, 6/01/21 (c)		71	60,350
Berry Petroleum Co. LLC:
6.75%, 11/01/20		92	73,600
6.38%, 9/15/22		163	123,880
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		373	328,240
5.75%, 2/01/23		452	357,080
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		665	561,925
California Resources Corp., 6.00%, 11/15/24 (c)		572	483,340
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		286	286,000
Chaparral Energy, Inc., 7.63%, 11/15/22		115	75,325
Chesapeake Energy Corp.:
6.63%, 8/15/20		173	183,813
6.88%, 11/15/20		90	96,750
6.13%, 2/15/21		138	144,900
4.88%, 4/15/22		230	223,675
5.75%, 3/15/23		668	688,040
Cimarex Energy Co., 4.38%, 6/01/24		120	114,600
Concho Resources, Inc.:
5.50%, 10/01/22		160	161,600
5.50%, 4/01/23		265	266,245
CONSOL Energy, Inc., 5.88%, 4/15/22 (c)		1,372	1,275,960

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (c)	USD	433	$405,937
Denbury Resources, Inc.:
6.38%, 8/15/21		171	162,450
5.50%, 5/01/22		60	54,900
Diamondback Energy, Inc., 7.63%, 10/01/21		321	313,376
Energy Transfer Equity LP, 5.88%, 1/15/24		1,056	1,071,840
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		27	25,110
Halcon Resources Corp.:
9.75%, 7/15/20		167	125,250
8.88%, 5/15/21		624	469,560
9.25%, 2/15/22		97	71,537
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (c)		380	361,000
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (c)		145	145,725
5.00%, 12/01/24 (c)		663	583,440
Kinder Morgan, Inc.:
7.25%, 6/01/18		110	124,635
7.75%, 1/15/32		275	338,250
Laredo Petroleum, Inc., 7.38%, 5/01/22		132	123,420
Legacy Reserves LP/Legacy Reserves Finance Corp.:
6.63%, 12/01/21 (c)		110	89,650
6.63%, 12/01/21		78	63,570
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		210	177,450
8.63%, 4/15/20		103	89,610
7.75%, 2/01/21		55	46,337
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23		643	618,887
MEG Energy Corp.:
6.50%, 3/15/21 (c)		11	10,037
7.00%, 3/31/24 (c)		844	763,820
Memorial Resource Development Corp., 5.88%, 7/01/22 (c)		613	554,765
NGPL PipeCo LLC:
7.12%, 12/15/17 (c)		77	75,653
9.63%, 6/01/19 (c)		92	92,230
Oasis Petroleum, Inc.:
7.25%, 2/01/19		120	114,600
6.50%, 11/01/21		100	91,000
6.88%, 1/15/23		85	77,350
Offshore Group Investment Ltd., 7.50%, 11/01/19		293	218,285
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (c)		178	168,655
Peabody Energy Corp.:
6.00%, 11/15/18		106	96,195
6.50%, 9/15/20		161	139,667
6.25%, 11/15/21		90	76,950
7.88%, 11/01/26		225	191,250
Penn Virginia Corp., 8.50%, 5/01/20		53	42,400
Precision Drilling Corp.:
6.63%, 11/15/20		40	36,000
5.25%, 11/15/24 (c)		173	141,860
QEP Resources, Inc.:
5.38%, 10/01/22		65	61,425
5.25%, 5/01/23		171	159,885
Range Resources Corp.:
5.00%, 8/15/22		37	37,000
5.00%, 3/15/23		88	88,000
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		75	75,187

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
5.00%, 10/01/22	USD	91	$85,995
4.50%, 11/01/23		587	538,573
Rockies Express Pipeline LLC, 6.88%, 4/15/40 (c)		346	368,490
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22		52	48,620
Rosetta Resources, Inc.:
5.88%, 6/01/22		78	70,200
5.88%, 6/01/24		101	89,890
RSP Permian, Inc., 6.63%, 10/01/22 (c)		147	136,710
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24		1,038	1,018,537
Sabine Pass LNG LP, 6.50%, 11/01/20		193	194,930
Sanchez Energy Corp., 6.13%, 1/15/23 (c)		665	558,600
SandRidge Energy, Inc.:
8.75%, 1/15/20		183	123,525
7.50%, 3/15/21		25	16,000
7.50%, 2/15/23		80	50,400
Seven Generations Energy Ltd., 8.25%, 5/15/20 (c)		1,010	969,600
SM Energy Co.:
6.13%, 11/15/22 (c)		530	498,200
6.50%, 1/01/23		28	26,880
Southern Star Central Corp., 5.13%, 7/15/22 (c)		362	363,810
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		137	143,850
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		41	41,513
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (c)		272	271,320
Triangle USA Petroleum Corp., 6.75%, 7/15/22 (c)		84	55,440
Ultra Petroleum Corp., 5.75%, 12/15/18 (c)		372	343,170
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		140	120,785
WPX Energy, Inc., 5.25%, 9/15/24		198	184,140

			21,722,714
Paper & Forest Products — 0.1%
Clearwater Paper Corp., 4.50%, 2/01/23		36	35,100
PH Glatfelter Co., 5.38%, 10/15/20		34	34,595
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)		213	209,805

			279,500
Pharmaceuticals — 1.1%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (c)(h)		75	75,750
Endo Finance LLC & Endo Finco, Inc.:
7.00%, 12/15/20 (c)		47	49,350
7.25%, 1/15/22 (c)		51	54,570
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/01/22 (c)		420	431,550
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		192	200,640
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (c)		40	43,200
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)		180	191,479
7.00%, 10/01/20 (c)		13	13,715
6.38%, 10/15/20 (c)		589	615,505
7.50%, 7/15/21 (c)		241	260,280
5.63%, 12/01/21 (c)		127	127,953
7.25%, 7/15/22 (c)		55	58,644

			2,122,636

Corporate Bonds		Par (000)	Value
Professional Services — 0.1%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	200	$248,666
Real Estate Investment Trusts (REITs) — 0.6%
Felcor Lodging LP:
6.75%, 6/01/19	USD	95	98,677
5.63%, 3/01/23		68	67,320
The Geo Group, Inc.:
5.88%, 1/15/22		32	32,800
5.88%, 10/15/24		220	222,750
iStar Financial, Inc.:
3.00%, 11/15/16 (e)		336	424,830
4.00%, 11/01/17		135	131,287
5.00%, 7/01/19		95	92,150
Rayonier AM Products, Inc., 5.50%, 6/01/24 (c)		32	26,280

			1,096,094
Real Estate Management & Development — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (c)		122	116,205
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (c)		150	160,875
Grand City Properties SA, 2.00%, 10/29/21	EUR	100	120,523
The Howard Hughes Corp., 6.88%, 10/01/21 (c)	USD	97	100,395
Kennedy-Wilson, Inc., 5.88%, 4/01/24		114	114,285
Realogy Group LLC:
7.63%, 1/15/20 (c)		78	83,460
9.00%, 1/15/20 (c)		117	128,115
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (c)		757	749,430
5.25%, 12/01/21 (c)		227	220,757
RPG Byty Sro, 6.75%, 5/01/20	EUR	100	124,660
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (c)	USD	139	136,915
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(g)		95	—
The Unique Pub Finance Co. PLC, 6.54%, 3/30/21	GBP	173	277,663

			2,333,283
Road & Rail — 0.6%
EC Finance PLC, 5.13%, 7/15/21	EUR	100	124,938
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)	USD	507	501,930
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (c)(h)		422	390,350
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		99	98,010

			1,115,228
Semiconductors & Semiconductor Equipment — 0.5%
Micron Technology, Inc., 5.50%, 2/01/25 (c)		470	474,700
NXP BV/NXP Funding LLC:
5.75%, 2/15/21 (c)		200	210,000
5.75%, 3/15/23 (c)		200	210,500

			895,200
Software — 1.8%
Audatex North America, Inc., 6.00%, 6/15/21 (c)		245	252,350
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)		78	73,320
Epicor Software Corp., 8.63%, 5/01/19		250	262,500
First Data Corp.:
7.38%, 6/15/19 (c)		306	322,065
6.75%, 11/01/20 (c)		250	266,875
8.25%, 1/15/21 (c)		363	388,410

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Software (concluded)
11.25%, 1/15/21	USD	4	$4,540
12.63%, 1/15/21		14	16,625
10.63%, 6/15/21		171	193,657
11.75%, 8/15/21		254	291,465
8.75% (8.75% Cash or 8.85% PIK), 1/15/22 (c)(h)		27	29,025
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(h)		234	229,320
Infor US, Inc., 9.38%, 4/01/19		591	632,370
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (c)		386	412,055

			3,374,577
Specialty Retail — 0.8%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	100	104,065
Asbury Automotive Group, Inc., 6.00%, 12/15/24 (c)	USD	142	144,485
CST Brands, Inc., 5.00%, 5/01/23		119	120,190
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)		528	558,360
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19		85	85,425
Penske Automotive Group, Inc.:
5.75%, 10/01/22		116	120,350
5.38%, 12/01/24		166	168,075
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23		75	78,375
THOM Europe SAS, 7.38%, 7/15/19	EUR	120	137,946

			1,517,271
Technology Hardware, Storage & Peripherals — 0.3%
Nokia OYJ:
5.00%, 10/26/17 (e)		100	328,445
6.63%, 5/15/39	USD	158	174,590

			503,035
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 6.88%, 5/01/22		60	64,500
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	100	163,458
Springs Industries, Inc., 6.25%, 6/01/21	USD	183	182,085
Twin Set-Simona Barbieri SpA, 5.96%, 7/15/19 (d)	EUR	100	104,670

			514,713
Thrifts & Mortgage Finance — 0.3%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (c)	USD	200	186,000
6.88%, 4/15/22 (c)		401	366,915
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		110	111,650

			664,565
Trading Companies & Distributors — 3.2%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (c)		65	65,325
Ashtead Capital, Inc., 5.63%, 10/01/24 (c)		200	205,000
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)		109	111,725
H&E Equipment Services, Inc., 7.00%, 9/01/22		660	678,975
HD Supply, Inc.:
11.00%, 4/15/20		936	1,067,040
7.50%, 7/15/20		1,407	1,473,833
5.25%, 12/15/21 (c)		1,018	1,035,815
Travis Perkins PLC, 4.38%, 9/15/21	GBP	100	157,255

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (concluded)
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	64	$69,120
8.25%, 2/01/21		248	270,320
7.63%, 4/15/22		315	346,343
5.75%, 11/15/24		541	557,230

			6,037,981
Transportation Infrastructure — 0.1%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	211	268,087
Wireless Telecommunication Services — 4.2%
Crown Castle International Corp., 5.25%, 1/15/23	USD	366	373,320
Digicel Group Ltd.:
8.25%, 9/30/20 (c)		550	533,500
7.13%, 4/01/22 (c)		440	409,200
Digicel Ltd., 6.00%, 4/15/21 (c)		1,475	1,379,125
DigitalGlobe, Inc., 5.25%, 2/01/21 (c)		59	56,050
Inmarsat Finance PLC, 4.88%, 5/15/22 (c)		136	134,640
Play Finance 2 SA, 5.25%, 2/01/19	EUR	110	137,765
SBA Communications Corp., 4.88%, 7/15/22 (c)	USD	202	194,425
Sprint Capital Corp.:
6.88%, 11/15/28		180	158,400
8.75%, 3/15/32		165	159,637
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)		695	790,493
7.00%, 3/01/20 (c)		797	860,760
Sprint Corp.:
7.88%, 9/15/23		579	571,589
7.13%, 6/15/24		451	419,430
T-Mobile USA, Inc.:
6.63%, 4/28/21		548	562,385
6.13%, 1/15/22		38	38,570
6.73%, 4/28/22		75	77,250
6.50%, 1/15/24		572	586,300
6.38%, 3/01/25		567	576,072

			8,018,911
Total Corporate Bonds — 72.3%			138,231,233

Floating Rate Loan Interests (d)
Advertising — 0.1%
Affinion Group, Inc., Initial Second Lien Term Loan, 8.50%, 10/31/18		250	222,187
Aerospace & Defense — 0.5%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		315	313,110
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		651	632,268

			945,378
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		115	106,643
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		120	111,617
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		21	19,244
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		166	153,954

			391,458

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)		Par (000)	Value
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.17%, 2/27/21	USD	178	$174,939
Chemicals — 0.4%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		549	498,637
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		118	114,941
Oxea Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		150	141,750

			755,328
Commercial Services & Supplies — 0.1%
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25% - 5.50%, 11/14/19		227	223,246
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		95	91,030
Electric Utilities — 0.9%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		489	488,715
Texas Competitive Electric Holdings Co. LLC (TXU):
2016 Revolving Loan (Extending 2011), 4.65%, 10/10/16		175	111,125
2017 Term Loan (Extending), 4.65%, 10/10/17		1,111	716,804
DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		423	424,325
Term Loan, 3.74%, 10/10/14		52	33,152

			1,774,121
Electronic Equipment, Instruments & Components — 0.1%
Dell International LLC, Term Loan C, 3.75%, 10/29/18		144	143,173
Energy Equipment & Services — 0.0%
American Energy - Marcellus LLC, Initial Loan (First Lien), 5.25%, 8/04/20		80	70,111
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		110	107,855
Health Care Equipment & Supplies — 0.0%
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		89	87,054
Health Care Providers & Services — 0.2%
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		244	242,720
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		75	73,041

			315,761
Hotels, Restaurants & Leisure — 1.5%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-6 Loan, 6.99%, 3/01/17		351	306,159
Term B-7 Loan, 9.75%, 1/28/18		622	537,179
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		765	711,574
Diamond Resorts Corp., Term Loan, 5.50%, 5/07/21		274	271,231
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		102	101,133
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		142	140,265

Floating Rate Loan Interests (d)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
MGM Resorts International (MGM Grand Detroit LLC), Term Loan B, 3.50%, 12/20/19	USD	57	$55,338
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		146	142,979
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 6.00%, 9/02/21		535	533,160

			2,799,018
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.:
Term Loan B1, 4.00%, 4/01/18		20	19,704
Term Loan B3, 4.00%, 10/09/19		185	181,876

			201,580
Internet Software & Services — 0.5%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		114	112,845
Initial Term B Loan (Second Lien), 8.00%, 7/14/22		515	507,275
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		293	289,777

			909,897
Machinery — 0.4%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00% - 5.25%, 12/13/19		123	114,374
Gates Global LLC, Term Loan B, 4.25%, 7/05/21		678	658,799

			773,173
Media — 1.0%
Advantage Sales & Marketing, Inc.:
Delayed Draw Term Loan, 4.25%, 7/23/21		4	4,132
Initial Term Loan (First Lien), 4.25%, 7/23/21		125	123,950
Term Loan (Second Lien), 7.50%, 7/25/22		195	192,465
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		707	698,612
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.82%, 1/29/16		31	30,465
Tranche D Term Loan, 6.92%, 1/30/19		583	548,839
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		283	280,871
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		125	121,744

			2,001,078
Metals & Mining — 0.1%
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		131	128,750
Oil, Gas & Consumable Fuels — 0.3%
American Energy - Utica LLC:
Incremental Tranche 1 Loan (Second Lien), 11.00%, 9/30/18		51	42,668
Incremental Tranche 2 (Second Lien), 11.00%, 9/30/18		51	42,675
Loan (Second Lien), 11.00%, 9/30/18		325	269,982
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		142	116,857
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		120	118,497

			590,679

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)		Par (000)		Value
Pharmaceuticals — 0.0%
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19	USD	50		$48,399
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 4.40%, 10/10/16		12		12,371
Road & Rail — 0.0%
The Hertz Corp., Tranche B-2 Term Loan, 3.50%, 3/11/18		75		72,659
Semiconductors & Semiconductor Equipment — 0.2%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan B, 3.75%, 5/06/21		179		177,833
Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.25%, 2/28/20		168		163,494

				341,327
Software — 0.7%
First Data Corp.:
2018 New Dollar Term Loan, 3.67%, 3/23/18		1,132		1,108,296
2018B Second New Term Loan, 3.67%, 9/24/18		50		48,825
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		174		177,099
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		95		91,834

				1,426,054
Specialty Retail — 0.1%
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		267		260,900
Trading Companies & Distributors — 0.2%
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		301		297,715
Total Floating Rate Loan Interests — 7.9%				15,165,241

Foreign Agency Obligations
Germany — 0.0%
HSH Nordbank AG, 0.88%, 2/14/17 (d)	EUR	50		49,763
Total Foreign Agency Obligations — 0.0%				49,763

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (c)(d)	USD	442		452,857

Other Interests (k)		Beneficial Interest (000)
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (a)		—	(l)	316,575

Preferred Securities		Par (000)	Value
Capital Trusts
Banks — 2.6%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (d)(j)	EUR	200	246,548
Bank of America Corp.,
Series U, 5.20% (d)(j)	USD	28	25,865
Series V, 5.13% (d)(j)		750	723,281
Series X, 6.25% (d)(j)		1,045	1,032,917
Series Z, 6.50% (d)(j)		175	178,133
Barclays PLC, 8.00% (d)(j)	EUR	600	755,618
Citigroup, Inc., Series D, 5.35% (d)(j)	USD	110	101,475
JPMorgan Chase & Co.,
Series 1, 7.90% (d)(j)		325	349,797
Series Q, 5.15% (d)(j)		20	18,840
Series S, 6.75% (d)(j)		709	747,995
Series U, 6.13% (d)(j)		131	130,671
Series V, 5.00% (d)(j)		440	430,512
Wells Fargo & Co., Series S, 5.90% (d)(j)		265	266,987

			5,008,639
Capital Markets — 0.4%
The Goldman Sachs Group, Inc., Series L, 5.70% (d)(j)		428	432,922
Morgan Stanley, Series H, 5.45% (d)(j)		395	395,711

			828,633
Wireless Telecommunication Services — 0.2%
Orange SA, 4.00% (d)(j)	EUR	125	157,303
Telefonica Europe BV, 4.38%, 12/31/49 (d)		100	122,481

			279,784
Total Capital Trusts — 3.2%			6,117,056

Preferred Stocks		Shares
Capital Markets — 0.0%
State Street Corp., 5.90%		2,151	55,625
Consumer Finance — 0.1%
Ally Financial, Inc., 8.50%		4,004	107,628
Diversified Financial Services — 0.1%
Concrete Investment II SCA, (a)		623	104,787
RBS Capital Funding Trust VI, 6.25%		6,875	168,437

			273,224
Hotels, Restaurants & Leisure — 0.9%
Amaya Gaming Group, Inc. (Acquired 8/01/14,cost $1,397,106), (a)(b)		1,516	1,709,382
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., 5.75%		274	291,810
Total Preferred Stocks — 1.3%			2,437,669

Trust Preferreds
Diversified Financial Services — 0.6%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (d)		32,966	869,643

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Trust Preferreds	Shares	Value
Diversified Financial Services (concluded)
RBS Capital Funding Trust VII, Series G, 6.08% (j)	9,177	$223,827

		1,093,470
Total Trust Preferreds — 0.6%		1,093,470
Total Preferred Securities — 5.1%		9,648,195
Total Long-Term Investments (Cost — $180,219,125) — 92.3%		176,546,097

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (m)(n)	9,095,612	$9,095,612
Total Short-Term Securities (Cost — $9,095,612) — 4.8%		9,095,612
Total Investments — 97.1% (Cost — $189,314,737)		185,641,709
Other Assets Less Liabilities — 2.9%		5,610,990

Net Assets — 100.0%		$191,252,699

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current market value of $2,296,306 and an original cost of $1,671,404 which was 1.2% of its net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Convertible security.

(f)	Zero-coupon bond.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Amount is less than $500.

(m)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,462,880	6,632,732	9,095,612	$1,950

(n)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(81)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	USD	8,312,220	$(251,679)
(25)	Russell 2000 Mini Index Futures	InterContinental Exchange	March 2015	USD	3,001,750	(146,304)
Total						$(397,983)

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	153,000	USD	191,197	Bank of America N.A.	1/21/15	$(6,017)
EUR	157,000	USD	195,532	Bank of America N.A.	1/21/15	(5,510)
EUR	58,000	USD	72,187	Citibank N.A.	1/21/15	(1,988)
EUR	36,000	USD	44,913	JPMorgan Chase Bank N.A.	1/21/15	(1,341)
EUR	200,000	USD	247,824	State Street Bank and Trust Co.	1/21/15	(5,758)
EUR	39,000	USD	47,923	State Street Bank and Trust Co.	1/21/15	(720)
GBP	113,000	USD	176,901	Royal Bank of Scotland PLC	1/21/15	(808)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,761,740	CAD	3,102,000	Barclays Bank PLC	1/21/15	$92,983
USD	201,472	CAD	230,000	Toronto-Dominion Bank	1/21/15	3,595
USD	111,557	EUR	88,000	BNP Paribas S.A.	1/21/15	5,048
USD	13,191,013	EUR	10,339,000	JPMorgan Chase Bank N.A.	1/21/15	677,412
USD	70,307	EUR	56,000	UBS AG	1/21/15	2,529
USD	143,601	EUR	115,300	UBS AG	1/21/15	4,050
USD	4,509,133	GBP	2,828,000	Barclays Bank PLC	1/21/15	102,149
Total						$865,624

•	As of December 31, 2014, centrally cleared credit default swaps - sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	B+	USD	9,815	$(5,831)

[1]	Using Standard & Poor’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$9,749,750	$2,932,483	—	$12,682,233
Corporate Bonds	—	137,488,926	$742,307	138,231,233
Floating Rate Loan Interests	—	13,836,139	1,329,102	15,165,241
Foreign Agency Obligations	—	49,763	—	49,763
Non-Agency Mortgage-Backed Securities	—	452,857	—	452,857
Other Interests	—	—	316,575	316,575
Preferred Securities	1,425,160	6,408,866	1,814,169	9,648,195
Short-Term Securities	9,095,612	—	—	9,095,612

Total	$20,270,522	$161,169,034	$4,202,153	$185,641,709

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$887,766	—	$887,766
Liabilities:
Credit contracts	$(5,831)	—	—	(5,831)
Equity contracts	(397,983)	—	—	(397,983)
Foreign currency exchange contracts	—	(22,142)	—	(22,142)

Total	$(403,814)	$865,624	—	$461,810

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$67,486	—	—	$67,486
Foreign currency at value	111,545	—	—	111,545
Cash pledged for financial futures contracts	526,000	—	—	526,000
Cash pledged for centrally cleared swaps	470,000	—	—	470,000

Total	$1,175,031	—	—	$1,175,031

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non- Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	Total
Assets:
Opening Balance, as of December 31, 2013	$1,818,714	$1,233,098	$1,339,129	$444,504	$310,275	—	$5,145,720
Transfers into Level 3	—	40,314	557,945	—	—	—	598,259
Transfers out of Level 3[1]	(1,506,934)	(456,125)	(145,906)	(444,504)	—	—	(2,553,469)
Accrued discounts/premiums	—	—	5,721	—	—	—	5,721
Net realized gain (loss)	314,528	(1,572,863)	35,363	—	—	—	(1,222,972)
Net change in unrealized appreciation/depreciation[2,3]	(311,780)	1,593,988	(147,190)	—	6,300	$308,703	1,450,021
Purchases	—	—	635,738	—	—	1,505,466	2,141,204
Sales	(314,528)	(96,105)	(951,698)	—	—	—	(1,362,331)

Closing Balance, as of December 31, 2014	—	$742,307	$1,329,102	—	$316,575	$1,814,169	$4,202,153

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[3]	—	$21,125	$(110,236)	—	$6,300	$308,703	$225,892

[1]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of year value of $2,553,469 transferred from Level 3 to Level 1 or Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Statement of Assets and Liabilities

December 31, 2014	BlackRock High Yield V.I. Fund

Assets
Investments at value — unaffiliated (cost — $180,219,125)	$176,546,097
Investments at value — affiliated (cost — $9,095,612)	9,095,612
Cash	67,486
Foreign currency at value (cost — $112,929)	111,545
Cash pledged for financial futures contracts	526,000
Cash pledged for centrally cleared swaps	470,000
Interest receivable	2,648,320
Investments sold receivable	1,328,213
Unrealized appreciation on forward foreign currency exchange contracts	887,766
Capital shares sold receivable	817,533
Variation margin receivable on financial futures contracts	122,665
Receivable from Manager	32,199
Dividends receivable — unaffiliated	16,458
Variation margin receivable on centrally cleared swaps	7,328
Dividends receivable — affiliated	295
Prepaid expenses	1,136

Total assets	192,678,653

Liabilities
Income dividends payable	882,608
Investments purchased payable	222,774
Investment advisory fees payable	86,313
Transfer agent fees payable	84,496
Capital shares redeemed payable	24,181
Unrealized depreciation on forward foreign currency exchange contracts	22,142
Distribution fees payable	10,031
Officer’s and Directors’ fees payable	3,869
Other affiliates payable	853
Other accrued expenses payable	88,687

Total liabilities	1,425,954

Net Assets	$191,252,699

Net Assets Consist of
Paid-in capital	$216,155,919
Distributions in excess of net investment income	(502,425)
Accumulated net realized loss	(21,175,187)
Net unrealized appreciation/depreciation	(3,225,608)

Net Assets	$191,252,699

Net Asset Value
Class I — Based on net assets of $139,728,977 and 18,790,579 shares outstanding, 200 million shares authorized, $0.10 par value	$7.44

Class III — Based on net assets of $51,523,722 and 6,933,787 shares outstanding, 100 million shares authorized, $0.10 par value	$7.43

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock High Yield V.I. Fund

Investment Income
Interest	$10,297,354
Dividends — unaffiliated	258,023
Dividends — affiliated	1,950
Foreign taxes withheld	(5,244)

Total income	10,552,083

Expenses
Investment advisory	958,543
Transfer agent	4,990
Transfer agent — Class I	291,365
Transfer agent — Class III	41,625
Professional	76,804
Distribution — Class III	74,022
Accounting services	44,070
Custodian	27,031
Officer and Directors	18,767
Printing	32,826
Registration	241
Miscellaneous	29,578

Total expenses	1,599,862
Less fees waived by Manager	(3,238)
Less transfer agent fees reimbursed — Class I	(202,518)
Less transfer agent fees reimbursed — Class III	(27,585)

Total expenses after fees waived and reimbursed	1,366,521

Net investment income	9,185,562

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,074,174
Financial futures contracts	(512,924)
Swaps	(849,970)
Foreign currency transactions	949,888

2,661,168

Net change in unrealized appreciation/depreciation on:
Investments	(9,119,683)
Financial futures contracts	(331,679)
Swaps	311,960
Foreign currency translations	1,120,108

(8,019,294)

Net realized and unrealized loss	(5,358,126)

Net Increase in Net Assets Resulting from Operations	$3,827,436

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Statements of Changes in Net Assets	BlackRock High Yield V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$9,185,562	$8,725,433
Net realized gain	2,661,168	5,618,423
Net change in unrealized appreciation/depreciation	(8,019,294)	13,437

Net increase in net assets resulting from operations	3,827,436	14,357,293

Distributions to Shareholders From[1]
Net investment income:
Class I	(8,696,920)	(8,426,951)
Class III	(1,788,652)	(679,073)

Decrease in net assets resulting from distributions to shareholders	(10,485,572)	(9,106,024)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	28,653,474	6,789,886

Net Assets
Total increase in net assets	21,995,338	12,041,155
Beginning of year	169,257,361	157,216,206

End of year	$191,252,699	$169,257,361

Distributions in excess of net investment income, end of year	$(502,425)	$(388,688)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock High Yield V.I. Fund

	Class I					Class III
								Period February 15, 2012[1] to December 31, 2012
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$7.67	$7.44	$6.87	$7.13	$6.68	$7.67	$7.44	$7.12

Net investment income[2]	0.40	0.43	0.48	0.50	0.53	0.38	0.40	0.38
Net realized and unrealized gain (loss)	(0.18)	0.24	0.56	(0.27)	0.44	(0.18)	0.25	0.34

Net increase from investment operations	0.22	0.67	1.04	0.23	0.97	0.20	0.65	0.72

Distributions from net investment income[3]	(0.45)	(0.44)	(0.47)	(0.49)	(0.52)	(0.44)	(0.42)	(0.40)

Net asset value, end of period	$7.44	$7.67	$7.44	$6.87	$7.13	$7.43	$7.67	$7.44

Total Return[4]
Based on net asset value	2.89%	9.33%	15.65%	3.33%	15.34%	2.51%	9.07%	10.39%[5]

Ratios to Average Net Assets
Total expenses	0.87%	0.85%	0.86%	0.68%	0.71%	1.07%	1.07%	1.29%[6]

Total expenses after fees waived and/or reimbursed	0.73%	0.73%	0.77%	0.67%	0.71%	0.98%	0.96%	1.19%[6]

Net investment income	5.23%	5.65%	6.65%	6.98%	7.83%	4.86%	5.23%	6.74%[6]

Supplemental Data
Net assets, end of period (000)	$139,729	$150,691	$142,392	$134,486	$134,323	$51,524	$18,567	$14,824

Portfolio turnover rate	87%	101%	88%	82%	102%	87%	101%	88%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	21

Notes to Financial Statements	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and recommenced on February 15, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	23

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	25

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$887,766	$22,142
Credit contracts	Net unrealized appreciation/depreciation[1]	—	5,831
Equity contracts	Net unrealized appreciation/depreciation[1]	—	397,983
Total		$887,766	$425,956

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$978,825	$1,142,049
Credit contracts:
Swaps	(849,970)	311,960
Equity contracts:
Financial futures contracts	(512,924)	(331,679)

Total	$(384,069)	$1,122,330

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts sold	$6,819,541
Forward foreign currency exchange contracts:
Average USD amounts purchased.	$19,612,611
Average USD amounts sold	$836,118
Credit default swaps:
Average notional amount - buy protection	$39,000
Average notional amount - sell protection	$3,805,000

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of December 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$122,665	—
Forward foreign currency exchange contracts	887,766	$22,142
Centrally cleared swaps	7,328	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,017,759	22,142
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(129,993)	—

Total derivative assets and liabilities subject to an MNA	$887,766	$22,142

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

As of December 31, 2014, the following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$195,132	—	—	—	$195,132
BNP Paribas S.A	5,048	—	—	—	5,048
JPMorgan Chase Bank N.A	677,412	$(1,341)	—	—	676,071
Toronto-Dominion Bank	3,595	—	—	—	3,595
UBS AG	6,579	—	—	—	6,579

Total	$887,766	$(1,341)	—	—	$886,425

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A	$11,527	—	—	—	$11,527
Citibank N.A	1,988	—	—	—	1,988
JPMorgan Chase Bank N.A	1,341	$(1,341)	—	—	—
Royal Bank of Scotland PLC	808	—	—	—	808
State Street Bank and Trust Co.	6,478	—	—	—	6,478

Total	$22,142	$(1,341)	—	—	$20,801

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets
First $250 Million	0.55%
$250 Million - $500 Million	0.50%
$500 Million - $750 Million	0.45%
Greater than $750 Million	0.40%

For the year ended December 31, 2014, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $329,318,430.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $3,238.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,767 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $70,121.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $166,823,596 and $150,459,317, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities, foreign currency transactions, the accounting for swap agreements and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(1,879,654)
Distributions in excess of net investment income	$1,186,273
Accumulated net realized loss	$693,381

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$10,485,572	$9,106,024

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	29

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

As of December 31, 2014, the tax components of accumulated net losses were as follows:
Undistributed ordinary income	$865,770
Capital loss carryforwards	(20,340,152)
Net unrealized losses[1]	(4,319,598)
Qualified late-year losses[2]	(1,109,240)

Total	$(24,903,220)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the classification of investments and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	9,129,091
2017	11,211,061

Total	$20,340,152

During the year ended December 31, 2014, the Fund utilized $2,468,326 of its capital loss carryforward.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$190,006,106

Gross unrealized appreciation	$4,164,767
Gross unrealized depreciation	(8,529,164)

Net unrealized depreciation	$(4,364,397)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	999,676	$7,727,958	2,394,778	$17,991,762
Shares issued in reinvestment of distributions	1,131,354	8,722,851	1,109,756	8,356,704
Shares redeemed	(2,981,459)	(23,039,905)	(3,012,167)	(22,736,336)

Net increase (decrease)	(850,429)	$(6,589,096)	492,367	$3,612,130

Class III
Shares sold	17,413,660	$133,730,046	3,278,447	$24,647,111
Shares issued in reinvestment of distributions	215,717	1,651,674	87,488	660,556
Shares redeemed	(13,117,262)	(100,139,150)	(2,937,241)	(22,129,911)

Net increase	4,512,115	$35,242,570	428,694	$3,177,756

Total Net Increase	3,661,686	$28,653,474	921,061	$6,789,886

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	31

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibilityis to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock International V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the MSCI All Country World Index (ACWI) ex-U.S.

What factors influenced performance?

•

The Fund’s underperformance during the period was largely attributable to stock selection in the financials and information technology (“IT”) sectors. Among individual stocks, significant detractors from performance included Russian internet search software company Yandex NV within IT. The stock was impacted early in the period by a reversal in sentiment with respect to social media-related stocks. As the period progressed, Yandex experienced further declines in reaction to both Russian military actions in Ukraine and the possibility of increased government oversight of the company’s operations. Russian bank Sberbank was also a significant detractor from performance, as was Austrian bank Erste Group Bank AG.

•

Conversely, stock selection in the health care and consumer staples sectors contributed positively to performance. The Fund’s overweight exposure to health care also proved beneficial, as the sector overall benefited from a strengthening in investor sentiment and a number of instances of merger and acquisition (“M&A”) activity. At the individual stock level, four of the Fund’s top five contributors to performance were from within the health care sector, including Shire PLC (Ireland) and AstraZenenca PLC (United Kingdom), which benefited from M&A speculation during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s most significant trading activity was related to a modest shift away from defensive, high quality names that had recently generated strong performance, leaving limited room for further upside price movement. Notably, the Fund reduced positions in Imperial Tobacco Group PLC (United Kingdom) and pharmaceutical company Novo Nordisk A/S (Denmark), and sold pharmaceutical company Roche Holding AG (Switzerland) and brewing company Anheuser-Busch InBev NV (Belgium). Purchases during the period were largely focused on the goal of increasing the Fund’s cyclical exposure. The Fund initiated positions in energy company Royal Dutch Shell PLC (Netherlands), logistics company Deutsche Post AG (Germany) and media company Discovery Communications, Inc. (United States), and added to existing positions in media company ITV PLC (United Kingdom) and casino company Sands China Ltd. (Hong Kong).

Describe portfolio positioning at period end.

•

As of period end, the Fund’s positioning reflects a reduced bias towards defensive, high-quality holdings and increased exposure to cyclical value opportunities. Relative to the MSCI ACWI ex-U.S., the Fund was overweight in the consumer discretionary, energy and health care sectors and underweight in financials, IT, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	28%
United States	13
France	12
Netherlands	9
Germany	6
Denmark	6
Japan	5
Switzerland	4
Hong Kong	4
Belgium	3
Australia	3
Israel	3
South Korea	2
Mexico	2

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[3]	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(7.57)%	(5.19)%	4.25%	3.79%
MSCI All Country World Index ex-U.S.	(8.93)	(3.87)	4.43	5.13

[4]

Average annual and cumulative total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$924.30	$4.95	$1,000.00	$1,020.06	$5.19	1.02%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 3.0%
Healthscope Ltd. (a)	1,723,631	$3,807,931
Belgium — 3.1%
KBC Groep NV (a)	69,961	3,904,537
Denmark — 5.5%
Genmab A/S (a)(b)	69,550	4,033,931
Novo Nordisk A/S, Class B	67,426	2,852,105

		6,886,036
France — 11.8%
BNP Paribas SA	63,303	3,737,044
Cie de Saint-Gobain	82,238	3,483,680
Société Générale SA	57,105	2,389,861
Total SA	99,426	5,093,808

		14,704,393
Germany — 5.9%
Deutsche Post AG, Registered Shares	227,951	7,399,743
Hong Kong — 3.6%
Sands China Ltd. (b)	914,800	4,453,379
Israel — 2.5%
Teva Pharmaceutical Industries Ltd. — ADR	54,353	3,125,841
Japan — 4.7%
Recruit Holdings Co. Ltd. (a)	40,700	1,168,876
Tokio Marine Holdings, Inc.	146,000	4,741,744

		5,910,620
Mexico — 1.6%
Grupo Televisa SAB — ADR	58,543	1,993,975
Netherlands — 8.1%
ING Groep NV — CVA (a)	300,107	3,877,292
Royal Dutch Shell PLC, A Shares	187,874	6,269,909

		10,147,201
South Korea — 2.2%
POSCO	10,777	2,714,671
Switzerland — 3.7%
Cie Financiere Richemont SA, Registered Shares	52,525	4,656,794
United Kingdom — 27.1%
AstraZeneca PLC	99,976	7,061,391
Imperial Tobacco Group PLC	139,683	6,148,784
ITV PLC	1,201,531	4,007,974
Kingfisher PLC	1,140,477	6,028,731
Liberty Global PLC, Series A (a)	60,515	3,038,156
Royal Mail PLC	495,691	3,303,266
Vodafone Group PLC	1,259,501	4,318,367

		33,906,669
United States — 12.6%
Discovery Communications, Inc., Class A (a)(b)	137,159	4,725,128
Discovery Communications, Inc., Class C (a)(b)	73,695	2,484,995
The Estee Lauder Cos., Inc., Class A	71,139	5,420,792

Common Stocks	Shares	Value
United States (concluded)
Las Vegas Sands Corp.	53,970	$3,138,895

		15,769,810
Total Long-Term Investments
(Cost — $118,377,726) — 95.4%		119,381,600

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (c)(d)	5,241,248	5,241,248
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (c)(d)(e)	$4,208	4,207,750
Total Short-Term Securities (Cost — $9,448,998) — 7.5%		9,448,998
Total Investments (Cost — $127,826,724) — 102.9%		128,830,598
Liabilities in Excess of Other Assets — (2.9)%		(3,686,993)

Net Assets — 100.0%		$125,143,605

Portfolio Abbreviations
ADR	American Depositary Receipts	USD	U.S. Dollar
GBP	British Pound

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,560,245	3,681,003	5,241,248	$1,418
BlackRock Liquidity Series, LLC, Money Market Series	$1,792,500	$2,415,250	$4,207,750	$5,806

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	5,809,386	GBP	3,643,000	Deutsche Bank AG	2/05/15	$133,030
USD	2,523,508	GBP	1,583,000	Morgan Stanley & Co. International PLC	2/05/15	56,949
Total						$189,979

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock International V.I. Fund

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$3,807,931	—	$3,807,931
Belgium	—	3,904,537	—	3,904,537
Denmark	—	6,886,036	—	6,886,036
France	—	14,704,393	—	14,704,393
Germany	—	7,399,743	—	7,399,743
Hong Kong	—	4,453,379	—	4,453,379
Israel	$3,125,841	—	—	3,125,841
Japan	1,168,876	4,741,744	—	5,910,620
Mexico	1,993,975	—	—	1,993,975
Netherlands	3,877,292	6,269,909	—	10,147,201
South Korea	—	2,714,671	—	2,714,671
Switzerland	—	4,656,794	—	4,656,794
United Kingdom	3,038,156	30,868,513	—	33,906,669
United States	15,769,810	—	—	15,769,810
Short-Term Securities	5,241,248	4,207,750	—	9,448,998

Total	$34,215,198	$94,615,400	—	$128,830,598

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$189,979	—	$189,979
[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $4,207,750 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Assets and Liabilities

December 31, 2014	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $4,033,644) (cost — $118,377,726)	$119,381,600
Investments at value — affiliated (cost — $9,448,998)	9,448,998
Capital shares sold receivable	332,484
Dividends receivable — unaffiliated	294,665
Unrealized appreciation on foreign currency exchange contracts	189,979
Receivable from Manager	14,164
Dividends receivable — affiliated	380
Securities lending income receivable — affiliated	189
Prepaid expenses	753

Total assets	129,663,212

Liabilities
Collateral on securities loaned at value	4,207,750
Capital shares redeemed payable	3,982
Investment advisory fees payable	80,228
Deferred foreign capital gain tax payable	69,848
Officer’s and Directors’ fees payable	3,800
Other affiliates payable	730
Other accrued expenses payable	153,269

Total liabilities	4,519,607

Net Assets	$125,143,605

Net Assets Consist of
Paid-in capital	$150,503,122
Undistributed net investment income	68,160
Accumulated net realized loss	(26,599,699)
Net unrealized appreciation/depreciation	1,172,022

Net Assets	$125,143,605

Net Asset Value
Class I — Based on net assets of $125,143,605 and 12,385,957 shares outstanding, 100 million shares authorized, $0.10 par value	$10.10

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$3,398,716
Securities lending — affiliated — net	5,806
Dividends — affiliated	1,418
Foreign taxes withheld	(338,619)

Total income	3,067,321

Expenses
Investment advisory	1,044,017
Transfer agent	285,550
Professional	58,899
Custodian	56,730
Accounting services	43,768
Printing	26,827
Officer and Directors	18,331
Miscellaneous	17,930

Total expenses	1,552,052
Less fees waived by Manager	(2,364)
Less transfer agent fees reimbursed	(171,153)

Total expenses after fees waived and reimbursed	1,378,535

Net investment income	1,688,786

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments (net of $24,137 foreign capital gain tax)	11,401,558
Foreign currency transactions	902,934

12,304,492

Net change in unrealized appreciation/depreciation on:
Investments	(21,181,753)
Foreign currency translations	157,802

(21,023,951)

Net realized and unrealized loss	(8,719,459)

Net Decrease in Net Assets Resulting from Operations	$(7,030,673)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statements of Changes in Net Assets	BlackRock International V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$1,688,786	$2,709,886
Net realized gain	12,304,492	20,608,007
Net change in unrealized appreciation/depreciation	(21,023,951)	5,858,062

Net increase (decrease) in net assets resulting from operations	(7,030,673)	29,175,955

Distributions to Shareholders From[1]
Net investment income	(2,500,005)	(3,031,375)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(15,639,959)	(9,138,524)

Net Assets
Total increase (decrease) in net assets	(25,170,637)	17,006,056
Beginning of year	150,314,242	133,308,186

End of year	$125,143,605	$150,314,242

Undistributed net investment income, end of year	$68,160	$582

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.87	$9.04	$8.00	$9.55	$9.06

Net investment income[1]	0.13	0.19	0.16	0.19	0.14
Net realized and unrealized gain (loss)	(0.69)	1.86	1.04	(1.50)	0.45

Net increase (decrease) from investment operations	(0.56)	2.05	1.20	(1.31)	0.59

Distributions from net investment income[2]	(0.21)	(0.22)	(0.16)	(0.24)	(0.10)

Net asset value, end of year	$10.10	$10.87	$9.04	$8.00	$9.55

Total Return[3]
Based on net asset value	(5.19)%	22.75%	15.08%	(13.71)%	6.57%

Ratios to Average Net Assets
Total expenses	1.11%	1.08%	1.05%	0.89%	0.89%

Total expenses after fees waived and reimbursed	0.99%	0.97%	0.96%	0.88%	0.89%

Net investment income	1.21%	1.92%	1.84%	2.08%	1.61%

Supplemental Data
Net assets, end of year (000)	$125,144	$150,314	$133,308	$134,471	$174,679

Portfolio turnover rate	129%	121%	106%	153%	119%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Notes to Financial Statements	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$393,346	$(393,346)	—
Nomura Securities International, Inc.	58,001	(58,001)	—
UBS AG	3,582,297	(3,582,297)	—

Total	$4,033,644	$(4,033,644)	—

[1]

Collateral with a value of $4,207,750 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets
Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$189,979

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$940,985	$189,979

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average USD amounts purchased	$12,467,858
Average USD amounts sold	$2,540,575

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At December 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$189,979	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	189,979	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$189,979	—

As of December 31, 2014, the following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Deutsche Bank AG	$133,030	—	—	—	$133,030
Morgan Stanley & Co. International PLC	56,949	—	—	—	56,949

Total	$189,979	—	—	—	$189,979

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,502 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses at 0.08% of average daily net assets.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. This amount is shown as transfer agent fees reimbursed in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of net assets is 1.25% for Class I. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $1,847 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $174,228,020 and $193,721,131, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions and characterization of expenses were reclassified to the following accounts:

Undistributed net investment income	$878,797
Accumulated net realized loss	$(878,797)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$2,500,005	$3,031,375

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$257,529
Capital loss carryforward	(25,133,494)
Net unrealized gains[1]	681,686
Qualified late-year losses[2]	(1,165,238)

Total	$(25,359,517)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2014, the Fund had a capital loss carryforward available to offset future realized capital gains of $25,133,494, all of which is due to expire December 31, 2017.

During the year ended December 31, 2014, the Fund utilized $12,785,476 of its capital loss carryforward.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$128,127,081

Gross unrealized appreciation	$7,708,281
Gross unrealized depreciation	(7,004,764)

Net unrealized appreciation	$703,517

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from the counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

As of December 31, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Media	14%
Banks	12%
Pharmaceuticals	11%
Oil, Gas & Consumerable Fuels	10%
Air Freight & Logistics	9%
Hotels, Restaurants & Leisure	6%
Tobacco	5%
Specialty Retail	5%
Personal Products	5%
Other[1]	23%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	345,073	$3,700,519	944,489	$9,308,373
Shares issued in reinvestment of distributions	246,306	2,500,005	284,079	3,031,375
Shares redeemed	(2,032,367)	(21,840,483)	(2,151,676)	(21,478,272)

Net decrease	(1,440,988)	$(15,639,959)	(923,108)	$(9,138,524)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock International V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital and risk adjusted returns.

Portfolio Management Commentary

How did the Fund perform?

•

For the period from the Fund’s inception (April 30, 2014) through December 31, 2014, the Fund outperformed its blended benchmark, the 60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund has a more diversified set of exposures, primarily its preferred shares, minimum volatility strategies, emerging market debt and international real estate investment trusts (“REITs”) exposures, than its blended benchmark, which contributed to its relative performance during the period. The Fund’s ACWI ex-U.S. Min Vol and the International REITs ex-U.S. strategies outperformed the blended benchmark and contributed the most to relative performance. The prevailing low interest rate environment provided a positive environment for real return strategies, such as REITs.

•	The largest detractor from performance was due to the various iShares instruments’ returns relative to index returns.

Describe recent portfolio activity.

•

The Fund’s quantitative model was updated at the end of September. At its fourth quarter portfolio rebalance, the Fund changed its mix of exposures by reducing its REIT exposure in order to add new exposure to the precious metals sector.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its asset.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	39%
Equity Funds	34
Short-Term Securities	21
Commodity Funds	6

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock iShares® Alternative Strategies V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014
		Aggregate Total Returns
	6-Month Total Returns[8]	Since Inception[8,9]
Class I7	0.11%	3.32%
Class III[7]	0.06	3.26
60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index	(0.36)	2.53
MSCI All Country World Index	(1.90)	2.07
Barclays U.S. Aggregate Bond Index	1.96	3.18

[7]

Aggregate total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$1,001.10	$3.78	$1,000.00	$1,021.42	$3.82	0.75%
Class III	$1,000.00	$1,000.60	$5.04	$1,000.00	$1,020.16	$5.09	1.00%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock iShares® Alternative Strategies V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments December 31, 2014	BlackRock iShares® Alternative Strategies V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 6.9%
iShares Gold Trust (b)(c)	23,404	$267,742
iShares Silver Trust (b)(c)	7,002	105,450

		373,192

Equity Funds — 43.4%
iShares International Developed Real Estate ETF	18,045	542,072
iShares MSCI All Country World Minimum Volatility ETF	20,308	1,398,003
iShares U.S. Real Estate ETF	5,517	423,926

		2,364,001

Fixed Income Funds — 49.0%
iShares JPMorgan USD Emerging Markets Bond ETF (d)	14,284	1,567,098

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
iShares U.S. Preferred Stock ETF	27,982	$1,103,610

		2,670,708

Short-Term Securities — 26.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)	343,660	343,660
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (e)(f)	$1,119,378	1,119,378

		1,463,038

Total Affiliated Investment Companies (Cost — $6,900,966) — 126.1%		6,870,939
Liabilities in Excess of Other Assets — (26.1)%		(1,420,892)

Net Assets — 100.0%		$5,450,047

Notes to Schedule of Investments

(a)	During the period ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	343,660	[1]	—	343,660	$343,660	$44	—
BlackRock Liquidity Series, LLC, Money Market Series	$1,119,378	[2]	—	$1,119,378	$1,119,378	$376	—
iShares Gold Trust	29,554		6,150	23,404	$267,742	—	$(2,596)
iShares International Developed Real Estate ETF	24,170		6,125	18,045	$542,072	$7,223	$(7,491)
iShares JPMorgan USD Emerging Markets Bond ETF	15,363		1,079	14,284	$1,567,098	$19,171	$(2,612)
iShares MSCI All Country World Minimum Volatility ETF	22,189		1,881	20,308	$1,398,003	$14,682	$(1,977)
iShares Silver Trust	7,002		—	7,002	$105,450	—	—
iShares U.S. Preferred Stock ETF	31,181		3,199	27,982	$1,103,610	$23,229	$(1,449)
iShares U.S. Real Estate ETF	8,275		2,758	5,517	$423,926	$7,821	$201

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

(b)	Non-income producing security.

(c)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(d)	Security, or a portion of security, is on loan.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

Portfolio Abbreviations

ETF	Exchange Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$5,751,561	$1,119,378	—	$6,870,939

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,952	—	—	$1,952
Liabilities:
Collateral on securities loaned at value	—	$(1,119,378)	—	(1,119,378)
Total	$1,952	$(1,119,378)	—	$(1,117,426)

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Statement of Assets and Liabilities

December 31, 2014	BlackRock iShares® Alternative Strategies V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $1,086,788)(cost — $6,900,966)	$6,870,939
Cash	1,952
Investments sold receivable	91,240
Capital shares sold receivable	6,675
Receivable from Manager	40,983
Deferred offering costs	8,502
Securities lending income receivable — affiliated	376
Prepaid expenses	18
Dividends receivable — affiliated	15

Total assets	7,020,700

Liabilities
Collateral on securities loaned at value	1,119,378
Investments purchased payable	423,959
Capital shares redeemed payable	22
Professional fees payable	10,646
Offering costs payable	7,658
Officer’s and Directors’ fees payable	1,008
Distribution fees payable	69
Other affiliates payable	3
Other accrued expenses payable	7,910

Total liabilities	1,570,653

Net Assets	$5,450,047

Net Assets Consist of
Paid-in capital	$5,496,788
Undistributed net investment income	92
Accumulated net realized loss	(16,806)
Net unrealized appreciation/depreciation	(30,027)

Net Assets	$5,450,047

Net Asset Value
Class I — Based on net assets of $5,115,913 and 501,327 shares outstanding, 100 million shares authorized, $0.10 par value	$10.20

Class III — Based on net assets of $334,134 and 32,772 shares outstanding, 100 million shares authorized, $0.10 par value	$10.20

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Consolidated Statement of Operations

Period April 30, 2014[1] to December 31, 2014	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Income
Dividends — affiliated	$72,170
Securities lending — affiliated — net	376

Total income	72,546

Expenses
Professional	56,300
Organization and offering	50,668
Printing	10,197
Investment advisory	3,523
Officer and Directors	3,471
Accounting services	3,351
Transfer agent	3,333
Custodian	1,512
Transfer agent — Class I	1,151
Distribution — Class III	161
Transfer agent — Class III	25
Miscellaneous	1,269

Total expenses	134,961
Less fees waived by Manager	(3,523)
Less transfer agent fees reimbursed — Class I	(1,140)
Less transfer agent fees reimbursed — Class III	(24)
Less expenses reimbursed by Manager	(119,558)

Total expenses after fees waived and reimbursed	10,716

Net investment income	61,830

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(15,924)
Net change in unrealized appreciation/depreciation on investments — affiliated	(30,027)

Net realized and unrealized loss	(45,951)

Net Increase in Net Assets Resulting from Operations	$15,879

[1]	Commencement of operations.

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Statement of Changes in Net Assets	BlackRock iShares® Alternative Strategies V.I. Fund

Increase (Decrease) in Net Assets:	Period April 30, 2014[1] to December 31, 2014

Operations
Net investment income	$61,830
Net realized loss	(15,924)
Net change in unrealized appreciation/depreciation	(30,027)

Net increase in net assets resulting from operations	15,879

Distributions to Shareholders From[2]
Net investment income:
Class I	(59,817)
Class III	(3,839)
Net realized gain:
Class I	(3,258)
Class III	(220)
Return of capital:
Class I	(538)
Class III	(34)

Decrease in net assets resulting from distributions to shareholders	(67,706)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	5,501,874

Net Assets
Total increase in net assets	5,450,047
Beginning of period	—

End of period	$5,450,047

Undistributed net investment income, end of period	$92

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Consolidated Financial Highlights	BlackRock iShares® Alternative Strategies V.I. Fund

	Period April 30, 2014[1] to December 31, 2014
	Class I	Class III
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.31	0.36
Net realized and unrealized gain (loss)	0.03	(0.03)

Net increase from investment operations	0.34	0.33

Distributions from:[3]
Net investment income	(0.13)	(0.12)
Net realized capital gains	(0.01)	(0.01)
Return of capital	(0.00)[4]	(0.00)[4]

Total distributions	(0.14)	(0.13)

Net asset value, end of period	$10.20	$10.20

Total Return5,[6]
Based on net asset value	3.32%	3.26%

Ratios to Average Net Assets[7,8]
Total expenses[9]	8.81%	8.54%

Total expenses after fees waived and reimbursed	0.75%	1.00%

Net investment income	4.36%	5.05%

Supplemental Data
Net assets, end of period (000)	$5,116	$334

Portfolio turnover rate	34%	34%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.41%.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03%, respectively.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements	BlackRock iShares® Alternative Strategies V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock iShares® Alternative Strategies V.I. Fund — Cayman (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2014 were $389,753 and 7.2% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net assets value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $33,309, which is included in expenses reimbursed by Manager in the Consolidated Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$1,086,788	$(1,086,788)	—

[1]

Collateral with a value of $1,119,378 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion - $3 Billion	0.240%
$3 Billion - $5 Billion	0.225%
$5 Billion - $10 Billion	0.220%
Greater than $10 Billion	0.210%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the period ended December 31, 2014, the amount waived was $44.

For the period ended December 31, 2014, the Fund reimbursed the Manager $5 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rates of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager and shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. For the period ended December 31, 2014, the amount included in fees waived by Manager was $3,479 and the amount included in expenses reimbursed by Manager was $86,249.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On December 31, 2014, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$89,728	$1,140	$24

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the period ended December 31, 2014, the Fund paid BIM $94 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

5. Purchases and Sales:

For the period ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $6,289,103 and $835,251, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to non-deductible expenses and characterization of income/losses from a wholly owned subsidiary, were reclassified to the following accounts:

Paid-in capital	$(4,514)
Undistributed net investment income	$1,918
Accumulated net realized loss	$2,596

The tax character of distributions paid was as follows:

12/31/14
Ordinary income	$67,134
Tax return of capital	572

Total	$67,706

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Net unrealized losses[1]	$(46,604)
Qualified late-year losses[2]	(137)

Total	$(46,741)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$6,917,543

Gross unrealized appreciation	$35,148
Gross unrealized depreciation	(81,752)

Net unrealized depreciation	$(46,604)

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended December 31, 2014, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period April 30, 2014[1] to December 31, 2014
	Shares	Amount
Class I
Shares sold	522,021	$5,372,578
Shares issued in reinvestment of distributions	5,561	57,114
Shares redeemed	(26,255)	(268,110)

Net increase	501,327	$5,161,582

Class III
Shares sold	42,018	$436,785
Shares issued in reinvestment of distributions	387	3,967
Shares redeemed	(9,633)	(100,460)

Net increase	32,772	$340,292

Total Net Increase	534,099	$5,501,874

[1]	Commencement of operations.

As of December 31, 2014, 49,000 and 1,000 Shares of Class I and Class III, respectively, of the Fund were owned by affiliates.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Fund, Inc. and Shareholders of BlackRock iShares Alternative Strategies V.I. Fund:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock iShares Alternative Strategies V.I. Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period April 30, 2014 (commencement of operations) through December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock iShares Alternative Strategies V.I. Fund as of December 31, 2014, the consolidated results of its operations, the consolidated changes in its net assets and the consolidated financial highlights for the period April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the period from the Fund’s inception (April 30, 2014) through December 31, 2014, the Fund underperformed its blended benchmark (60% MSCI All Country World Income / 40% Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

•

Relative to the blended benchmark, the Fund has a more diversified set of exposures, which include, but are not limited to, frontier markets, international select dividend, high yield, floating rate note, emerging market debt and U.S. micro cap exposures, which contributed to the Fund’s underperformance during the period.

Describe recent portfolio activity.

•

The Fund’s quantitative model was updated at the end of September. At its fourth quarter portfolio rebalance, the Fund, within the alternative asset class component of its strategy, reduced its real estate investment trust exposure in order to add exposure to the precious metals sector.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its asset.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	53%
Fixed Income Funds	43
Short-Term Securities	3
Commodity Funds	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock iShares® Dynamic Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.

[3]	A customized weighted index is comprised of the returns of the 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014
		Aggregate Total Returns
	6-Month Total Returns[8]	Since Inception[8,9]
Class I7	(1.39)%	1.27%
Class III[7]	(1.51)	1.05
60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index	(0.36)	2.53
MSCI All Country World Index	(1.90)	2.07
Barclays U.S. Aggregate Bond Index	1.96	3.18

[7]

Aggregate total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$986.10	$3.75	$1,000.00	$1,021.42	$3.82	0.75%
Class III	$1,000.00	$984.90	$5.00	$1,000.00	$1,020.16	$5.09	1.00%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments December 31, 2014	BlackRock iShares® Dynamic Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 1.0%
iShares Gold Trust (b)(c)	5,216	$59,671
Equity Funds — 53.7%
iShares Core MSCI Emerging Markets ETF	9,379	441,094
iShares International Select Dividend ETF	8,895	299,672
iShares Micro-Cap ETF	768	59,121
iShares MSCI All Country World Minimum Volatility ETF	2,417	166,386
iShares MSCI Canada ETF	4,739	136,768
iShares MSCI EAFE ETF	7,211	438,717
iShares MSCI EAFE Small-Cap ETF	3,893	181,842
iShares MSCI Frontier 100 ETF	2,046	63,017
iShares Russell 1000 ETF	7,498	859,496
iShares Russell 2000 ETF	3,919	468,987
iShares S&P 100 ETF	1,322	120,223
iShares U.S. Real Estate ETF	619	47,564

		3,282,887

Fixed Income Funds — 44.5%
iShares Agency Bond ETF	3,180	359,658
iShares Core U.S. Credit Bond ETF	3,263	364,836
iShares Core U.S. Treasury Bond ETF	19,529	491,154
iShares Floating Rate Bond ETF	2,706	136,761
iShares iBoxx $ High Yield Corporate Bond ETF	5,422	485,811
iShares JPMorgan USD Emerging Markets Bond ETF (d)	1,514	166,101
iShares MBS ETF	4,873	532,716
iShares TIPS Bond ETF	544	60,933
iShares U.S. Preferred Stock ETF	3,051	120,332

		2,718,302

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 2.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)	43,537	$43,537
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (e)(f)	$123,622	123,622

		167,159

Total Affiliated Investment Companies (Cost — $6,277,082) — 101.9%		6,228,019
Liabilities in Excess of Other Assets — (1.9)%		(115,847)

Net Assets — 100.0%		$6,112,172

Portfolio Abbreviation
ETF	Exchange Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Consolidated Schedule of Investments (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Notes to Schedule of Investments

(a)	During the period ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	43,537	[1]	—	43,537	$43,537	$32	—
BlackRock Liquidity Series, LLC, Money Market Series	$123,622	[2]	—	$123,622	$123,622	$2,079	—
iShares Agency Bond ETF	3,432		252	3,180	$359,658	$1,759	$(43)
iShares CMBS ETF	466		466	—	—	$183	$(193)
iShares Core MSCI Emerging Markets ETF	11,960		2,581	9,379	$441,094	$6,858	$(8,238)
iShares Core U.S. Credit Bond ETF	3,379		116	3,263	$364,836	$4,330	$(58)
iShares Core U.S. Treasury Bond ETF	20,537		1,008	19,529	$491,154	$2,229	$7
iShares Floating Rate Bond ETF	6,314		3,608	2,706	$136,761	$472	$(580)
iShares Gold Trust	6,180		964	5,216	$59,671	—	$(366)
iShares iBoxx $ High Yield Corporate Bond ETF	5,543		121	5,422	$485,811	$8,529	$(276)
iShares International Developed Real Estate ETF	2,516		2,516	—	—	$1,030	$(2,758)
iShares International Select Dividend ETF	9,133		238	8,895	$299,672	$6,542	$(745)
iShares JPMorgan USD Emerging Markets Bond ETF	1,531		17	1,514	$166,101	$2,611	$(5)
iShares MBS ETF	5,035		162	4,873	$532,716	$3,737	$(51)
iShares Micro-Cap ETF	768		—	768	$59,121	$347	—
iShares MSCI All Country World Minimum Volatility ETF	2,417		—	2,417	$166,386	$1,869	—
iShares MSCI Canada ETF	5,329		590	4,739	$136,768	$2,057	$(2,076)
iShares MSCI EAFE ETF	7,298		87	7,211	$438,717	$5,415	$(236)
iShares MSCI EAFE Small-Cap ETF	3,893		—	3,893	$181,842	$2,448	—
iShares MSCI Frontier 100 ETF	2,046		—	2,046	$63,017	$5,508	—
iShares Russell 1000 ETF	7,761		263	7,498	$859,496	$6,895	$(366)
iShares Russell 2000 ETF	5,964		2,045	3,919	$468,987	$3,586	$(236)
iShares S&P 100 ETF	1,322		—	1,322	$120,223	$530	—
iShares TIPS Bond ETF	544		—	544	$60,933	$91	—
iShares U.S. Preferred Stock ETF	3,051		—	3,051	$120,332	$3,132	—
iShares U.S. Real Estate ETF	839		220	619	$47,564	$1,108	$269

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

(b)	Non-income producing security.

(c)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(d)	Security, or a portion of security, is on loan.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$6,104,397	$123,622	—	$6,228,019

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $123,622 is categorized as Level 2 within the disclosure hierarchy.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Consolidated Statement of Assets and Liabilities

December 31, 2014	BlackRock iShares® Dynamic Allocation V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $120,023) (cost — $6,277,082)	$6,228,019
Investments sold receivable	203,075
Capital shares sold receivable	3,966
Receivable from Manager	48,898
Deferred offering costs	8,502
Securities lending income receivable — affiliated	283
Prepaid expenses	24
Dividends receivable — affiliated	7
Other assets	832

Total assets	6,493,606

Liabilities
Collateral on securities loaned at value	123,622
Investments purchased payable	234,328
Offering costs payable	9,582
Professional fees payable	7,209
Officer’s and Directors’ fees payable	1,003
Other affiliates payable	5
Distribution fees payable	4
Other accrued expenses payable	5,681

Total liabilities	381,434

Net Assets	$6,112,172

Net Assets Consist of
Paid-in capital	$6,180,930
Undistributed net investment income	170
Accumulated net realized loss	(19,865)
Net unrealized appreciation/depreciation	(49,063)

Net Assets	$6,112,172

Net Asset Value
Class I — Based on net assets of $6,092,003 and 608,109 shares outstanding, 100 million shares authorized, $0.10 par value	$10.02

Class III — Based on net assets of $20,169 and 2,014 shares outstanding, 100 million shares authorized, $0.10 par value	$10.01

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Statement of Operations

Period April 30, 2014[1] to December 31, 2014	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Income
Dividends — affiliated	$71,298
Securities lending — affiliated — net	2,079

Total income	73,377

Expenses
Professional	59,800
Organization and offering	50,668
Printing	13,598
Officer and Directors	3,471
Accounting services	3,353
Transfer agent	3,333
Investment advisory	3,056
Transfer agent — Class I	2,468
Custodian	1,795
Distribution — Class III	22
Miscellaneous	1,271

Total expenses	142,835
Less fees waived by Manager	(3,056)
Less transfer agent fees reimbursed — Class I	(2,453)
Less expenses reimbursed by Manager	(122,064)

Total expenses after fees waived and reimbursed	15,262

Net investment income	58,115

Realized and Unrealized Loss
Net realized loss on investments — affiliated	(15,951)
Net change in unrealized appreciation/depreciation on investments — affiliated	(49,063)

Net realized and unrealized loss	(65,014)

Net Decrease in Net Assets Resulting from Operations	$(6,899)

[1]	Commencement of operations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Consolidated Statement of Changes in Net Assets	BlackRock iShares® Dynamic Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Period April 30, 2014[1] to December 31, 2014

Operations
Net investment income	$58,115
Net realized loss	(15,951)
Net change in unrealized appreciation/depreciation	(49,063)

Net decrease in net assets resulting from operations	(6,899)

Distributions to Shareholders From[2]
Net investment income:
Class I	(56,486)
Class III	(165)
Net realized gain:
Class I	(8,094)
Class III	(26)

Decrease in net assets resulting from distributions to shareholders	(64,771)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,183,842

Net Assets
Total increase in net assets	6,112,172
Beginning of period	—

End of period	$6,112,172

Undistributed net investment income, end of period	$170

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Consolidated Financial Highlights	BlackRock iShares® Dynamic Allocation V.I. Fund

	Period April 30, 2014[1] to December 31, 2014
	Class I	Class III

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.20	0.17
Net realized and unrealized loss	(0.07)	(0.06)

Net increase from investment operations	0.13	0.11

Distributions from:[3]
Net investment income	(0.10)	(0.09)
Net realized capital gains	(0.01)	(0.01)

Total distributions	(0.11)	(0.10)

Net asset value, end of period	$10.02	$10.01

Total Return[4,5]
Based on net asset value	1.27%	1.05%

Ratios to Average Net Assets[6,7]
Total expenses[8]	6.47%	8.32%

Total expenses after fees waived and reimbursed	0.75%	1.00%

Net investment income	2.85%	2.54%

Supplemental Data
Net assets, end of period (000)	$6,092	$20

Portfolio turnover	25%	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.27%.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Notes to Consolidated Financial Statements	BlackRock iShares® Dynamic Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock iShares® Dynamic Allocation V.I. Fund — Cayman (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2014 were $71,162 and 1.2% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $33,309, which is included in expenses reimbursed by Manager in the Consolidated Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$120,023	$(120,023)	—

[1]

Collateral with a value of $123,622 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the period ended December 31, 2014, the amount waived was $49.

For the period ended December 31, 2014, the Fund reimbursed the Manager $6 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager and shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. For the period ended December 31, 2014, the amount included in fees waived by Manager was $3,007 and the amount included in expenses reimbursed by Manager was $88,755.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On December 31, 2014, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I
12/31/2016	$91,762	$2,453

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the period ended December 31, 2014, the Fund paid BIM $520 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

5. Purchases and Sales:

For the period ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $6,961,340 and $835,467, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to non-deductible expenses, income recognized from pass-through entities and characterization of income/losses from a wholly owned subsidiary were reclassified to the following accounts:

Paid-in capital	$(2,912)
Undistributed net investment income	$(1,294)
Accumulated net realized loss	$4,206

The tax character of distributions paid was as follows:

12/31/14
Ordinary income	61,367
Long-term capital gains distributions	3,404

Total	$64,771

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Net unrealized losses[1]	$(60,505)
Qualified late-year losses[2]	(8,253)

Total	$(68,758)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$6,288,524

Gross unrealized appreciation	$79,156
Gross unrealized depreciation	(139,661)

Net unrealized depreciation	$(60,505)

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended December 31, 2014, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period April 30, 2014[1] to December 31, 2014
	Shares	Amount
Class I
Shares sold	618,727	$6,271,365
Shares issued in reinvestment of distributions	5,896	59,320
Shares redeemed	(16,514)	(167,120)

Net increase	608,109	$6,163,565

Class III
Shares sold	2,007	$20,206
Shares issued in reinvestment of distributions	10	96
Shares redeemed	(3)	(25)

Net increase	2,014	$20,277

Total Net Increase	610,123	$6,183,842

[1]	Commencement of operations.

As of December 31, 2014, 49,000 and 1,000 Shares of Class I and Class III, respectively, of the Fund were owned by affiliates.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Fund, Inc. and Shareholders of BlackRock iShares Dynamic Allocation V.I. Fund:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock iShares Dynamic Allocation V.I. Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period April 30, 2014 (commencement of operations) through December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock iShares Dynamic Allocation V.I. Fund as of December 31, 2014, the consolidated results of its operations, the consolidated changes in its net assets and the consolidated financial highlights for the period April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock iShares® Dynamic Fixed Income V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Fixed Income V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the period from the Fund’s inception (April 30, 2014) through December 31, 2014, the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund is exposed to a diversified set of fixed-income exposures including high yield, floating rate and mortgage backed bonds, which generally underperformed relative to the benchmark. At the end of 2013, many interest rate strategists had expected 10-year Treasury rates to rise to the 3.5% to 4.5% range over the course of 2014, in part due to the impending conclusion of the U.S. Federal Reserve’s asset purchase program. Instead, bond yields surprised many investors by declining. Yields of 10-year Treasury bonds fell considerably over the 12-month period, from 3.02% to 2.17%. A deceleration of overall global growth and inflation, along with increased concern regarding the fate of Greece’s membership in the European Union, appears to have driven overall interest rates lower. In addition, an investor “flight to quality” led “spreads” (differences in yield between Treasuries and credit-oriented sectors) to widen. This trend negatively impacted the returns of bonds in both the investment grade and high yield sectors during the 12-month period.

Describe recent portfolio activity.

•

The Fund’s mix of exposures changed relatively little during the fourth quarter portfolio rebalance. The Fund, however, decreased its overall exposure to floating rate bonds by reducing its investment in iShares® Floating Rate Bond ETF, and increased its overall exposure to core investment-grade corporate bonds by increasing its investment in iShares® Core U.S. Credit Bond ETF.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its asset.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	100%

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track fixed income indices.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014
		Aggregate Total Returns
	6-Month Total Returns[6]	Since Inception[6,7]
Class I5	0.49%	1.30%
Class III[5]	0.33	1.03
Barclays U.S. Aggregate Bond Index	1.96	3.18

[5]

Aggregate total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,004.90	$3.79	$1,000.00	$1,021.42	$3.82	0.75%
Class III	$1,000.00	$1,003.30	$5.05	$1,000.00	$1,020.16	$5.09	1.00%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock iShares Dynamic Fixed Income V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock iShares® Dynamic Fixed Income V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 99.9%
iShares Agency Bond ETF	4,901	$554,303
iShares CMBS ETF	730	37,369
iShares Core U.S. Credit Bond ETF	4,715	527,184
iShares Core U.S. Treasury Bond ETF	29,399	739,385
iShares Floating Rate Bond ETF	3,844	194,276
iShares iBoxx $ High Yield Corporate Bond ETF	8,246	738,841
iShares MBS ETF	7,365	805,142
iShares TIPS Bond ETF	910	101,929

		3,698,429

Value
Total Affiliated Investment Companies (Cost — $3,695,000) — 99.9%	$3,698,429
Other Assets Less Liabilities — 0.1%	3,441

Net Assets — 100.0%	$3,701,870

Notes to Schedule of Investments

(a)	During the period ended December 31, 2014, Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	—	$30	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	—	$858	—
iShares Agency Bond ETF	6,343	1,442	4,901	$554,303	$3,023	$(327)
iShares CMBS ETF	874	144	730	$37,369	$322	$(64)
iShares Core U.S. Credit Bond ETF	5,973	1,258	4,715	$527,184	$7,333	$(504)
iShares Core U.S. Treasury Bond ETF	38,433	9,034	29,399	$739,385	$3,766	$(251)
iShares Floating Rate Bond ETF	11,951	8,107	3,844	$194,276	$775	$(602)
iShares iBoxx $ High Yield Corporate Bond ETF	10,506	2,260	8,246	$738,841	$14,809	$(6,301)
iShares MBS ETF	9,445	2,080	7,365	$805,142	$6,160	$192
iShares TIPS Bond ETF	966	56	910	$101,929	$222	$(117)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

Portfolio Abbreviation
ETF	Exchanged Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,698,429	—	—	$3,698,429

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, a bank overdraft of $9,031 is categorized as Level 2 within the disclosure hierarchy.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Assets
Investments at value — affiliated (cost — $3,695,000)	$3,698,429
Investments sold receivable	153,402
Capital shares sold receivable	717
Receivable from Manager	32,436
Deferred offering costs	8,502
Prepaid expenses	15
Dividends receivable — affiliated	7

Total assets	3,893,508

Liabilities
Bank overdraft	9,031
Investments purchased payable	136,921
Capital shares redeemed payable	5
Professional fees payable	20,015
Offering costs payable	14,231
Officer’s and Directors’ fees payable	1,018
Distribution fees payable	16
Other affiliates payable	5
Other accrued expenses payable	10,396

Total liabilities	191,638

Net Assets	$3,701,870

Net Assets Consist of
Paid-in capital	$3,706,965
Undistributed net investment income	16
Accumulated net realized loss	(8,540)
Net unrealized appreciation/depreciation	3,429

Net Assets	$3,701,870

Net Asset Value
Class I — Based on net assets of $3,624,180 and 360,782 shares outstanding, 100 million shares authorized, $0.10 par value	$10.05

Class III — Based on net assets of $77,690 and 7,743 shares outstanding, 100 million shares authorized, $0.10 par value	$10.03

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Operations

Period April 30, 2014[1] to December 31, 2014	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Income
Dividends — affiliated	$36,440
Securities lending — affiliated — net	858

Total income	37,298

Expenses
Organization and offering	41,321
Professional	38,795
Printing	11,527
Custodian	4,622
Officer and Directors	3,483
Accounting services	3,354
Transfer agent	3,333
Investment advisory	2,164
Transfer agent — Class I	1,458
Distribution — Class III	38
Miscellaneous	1,272

Total expenses	111,367
Less fees waived by Manager	(2,164)
Less transfer agent fees reimbursed — Class I	(1,455)
Less expenses reimbursed by Manager	(96,908)

Total expenses after fees waived and reimbursed	10,840

Net investment income	26,458

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(7,974)
Net change in unrealized appreciation/depreciation on investments — affiliated	3,429

Net realized and unrealized loss	(4,545)

Net Increase in Net Assets Resulting from Operations	$21,913

[1]	Commencement of operations.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Changes in Net Assets	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Increase (Decrease) in Net Assets:	Period April 30, 2014[1] to December 31,2014

Operations
Net investment income	$26,458
Net realized loss	(7,974)
Net change in unrealized appreciation/depreciation	3,429

Net increase in net assets resulting from operations	21,913

Distributions to Shareholders From[2]
Net investment income:
Class I	(28,139)
Class III	(549)
Net realized gain:
Class I	(554)
Class III	(12)
Return of capital:
Class I	(241)
Class III	(5)

Decrease in net assets resulting from distributions to shareholders	(29,500)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,709,457

Net Assets
Total increase in net assets	3,701,870
Beginning of period	—

End of period	$3,701,870

Undistributed net investment income, end of period	$16

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Financial Highlights	BlackRock iShares® Dynamic Fixed Income V.I. Fund

	Period April 30, 2014[1] to December 31, 2014
	Class I	Class III

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.12	0.14
Net realized and unrealized gain (loss)	0.01	(0.04)

Net increase from investment operations	0.13	0.10

Distributions from:[3]
Net investment income	(0.08)	(0.07)
Net realized capital gains	(0.00)[4]	(0.00)[4]
Return of capital	(0.00)[4]	(0.00)[4]

Total distributions	(0.08)	(0.07)

Net asset value, end of period	$10.05	$10.03

Total Return[5,6]
Based on net asset value	1.30%	1.03%

Ratios to Average Net Assets[7,8]
Total expenses[9]	7.16%	8.57%

Total expenses after fees waived and reimbursed	0.75%	1.00%

Net investment income	1.83%	1.98%

Supplemental Data
Net assets, end of period (000)	$3,624	$78

Portfolio turnover rate	61%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.71% and 8.93%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock iShares® Dynamic Fixed Income V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $23,962, which is included in expenses reimbursed by Manager in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended December 31, 2014, the amount waived was $40.

For the period ended December 31, 2014, the Fund reimbursed the Manager $7 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager and shown as transfer agent fees reimbursed — Class I in the Statement of Operations. For the period ended December 31, 2014, the amount included in fees waived by Manager was $2,124 and the amount included in expenses reimbursed by Manager was $72,946.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On December 31, 2014, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I
12/31/2016	$75,070	$1,455

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the period ended December 31, 2014, the Fund paid BIM $215 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the period ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $5,087,629 and $1,384,654, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to non-deductible expenses was reclassified to the following accounts:

Paid-in capital	$(2,246)
Undistributed net investment income	$2,246

The tax character of distributions paid was as follows:

12/31/14
Ordinary income	$29,254
Tax return of capital	246

Total	$29,500

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Net unrealized losses[1]	$(4,795)
Qualified late-year losses[2]	(300)

Total	$(5,095)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,703,224

Gross unrealized appreciation	$15,023
Gross unrealized depreciation	(19,818)

Net unrealized depreciation	$(4,795)

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended December 31, 2014, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period April 30, 2014[1] to December 31, 2014
	Shares	Amount
Class I
Shares sold	472,288	$4,754,105
Shares issued in reinvestment of distributions	2,490	25,027
Shares redeemed	(113,996)	(1,147,697)

Net increase	360,782	$3,631,435

Class III
Shares sold	7,705	$77,639
Shares issued in reinvestment of distributions	49	492
Shares redeemed	(11)	(109)

Net increase	7,743	$78,022

Total Net Increase	368,525	$3,709,457

[1]	Commencement of operations.

As of December 31, 2014, 49,000 and 1,000 Shares of Class I and Class III, respectively, of the Fund were owned by affiliates.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Fund, Inc. and Shareholders of BlackRock iShares Dynamic Fixed Income V.I. Fund:

We have audited the accompanying statement of assets and liabilities of BlackRock iShares Dynamic Fixed Income V.I. Fund (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period April 30, 2014 (commencement of operations) through December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock iShares Dynamic Fixed Income V.I. Fund as of December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock iShares® Equity Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

BlackRock iShares® Equity Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek to provide growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the period from the Fund’s inception (April 30, 2014) through December 31, 2014, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

Relative to the benchmark, which includes U.S.-related and international exposures, the Fund has a more diversified set of exposures. The exposures include, but are not limited to, frontier markets, international select dividend, and U.S. micro-cap stocks, which contributed to the Fund’s underperformance during the period.

Describe recent portfolio activity.

•	Relative to the benchmark, the Fund launched with an overweight exposure to U.S. stocks and an underweight exposure to international stocks. As part of its fourth quarter portfolio rebalance, the Fund shifted toward an overweight exposure to international issuers located in Europe, Australasia and the Far East (“EAFE”) and Canada by investing in iShares MSCI EAFE ETF and iShares MSCI Canada ETF. The Fund increased its exposure in dividend-paying stocks through an investment in iShares International Select Dividend ETF, and decreased its exposure to emerging market stocks by reducing its investment in iShares Core MSCI Emerging Markets ETF. Within the United States, the Fund reduced its overweight exposure to small- and mid-cap stocks, but maintained its strategic tilt toward smaller issues.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	98%
Short-Term Securities	2

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock iShares® Equity Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity indices.

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014
		Aggregate Total Returns
	6-Month Total Returns[6]	Since Inception[6,7]
Class I5	(3.77)%	0.37%
Class III[5]	(3.88)	0.16
MSCI All Country World Index	(1.90)	2.07

[5]

Aggregate total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$962.30	$3.71	$1,000.00	$1,021.42	$3.82	0.75%
Class III	$1,000.00	$961.20	$4.94	$1,000.00	$1,020.16	$5.09	1.00%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock iShares® Equity Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock iShares® Equity Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 99.7%
iShares Core MSCI Emerging Markets ETF	12,062	$567,276
iShares International Select Dividend ETF	11,016	371,129
iShares Micro-Cap ETF	960	73,901
iShares MSCI Canada ETF	6,415	185,137
iShares MSCI EAFE ETF	9,279	564,534
iShares MSCI EAFE Small-Cap ETF	4,824	225,329
iShares MSCI Frontier 100 ETF	2,476	76,261
iShares Russell 1000 ETF	9,221	1,057,003
iShares Russell 2000 ETF	4,684	560,534
iShares S&P 100 ETF	856	77,845

		3,758,949

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 2.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)	74,281	$74,281
Total Affiliated Investment Companies (Cost — $3,894,833) — 101.7%		3,833,230
Liabilities in Excess of Other Assets — (1.7)%		(62,231)

Net Assets — 100.0%		$3,770,999

Notes to Schedule of Investments

(a)	During the period ended December 31, 2014, Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	74,281	[1]	—	74,281	$74,281	$47	—
BlackRock Liquidity Series, LLC, Money Market Series	—		—	—	—	$575	—
iShares Core MSCI Emerging Markets ETF	13,968		1,906	12,062	$567,276	$7,955	$(6,583)
iShares International Select Dividend ETF	11,016		—	11,016	$371,129	$7,526	—
iShares Micro-Cap ETF	960		—	960	$73,901	$428	—
iShares MSCI Canada ETF	6,415		—	6,415	$185,137	$2,383	—
iShares MSCI EAFE ETF	9,279		—	9,279	$564,534	$6,156	—
iShares MSCI EAFE Small-Cap ETF	4,824		—	4,824	$225,329	$2,857	—
iShares MSCI Frontier 100 ETF	2,476		—	2,476	$76,261	$6,495	—
iShares Russell 1000 ETF	9,279		58	9,221	$1,057,003	$8,229	$(16)
iShares Russell 2000 ETF	6,753		2,069	4,684	$560,534	$4,264	$(12,286)
iShares S&P 100 ETF	856		—	856	$77,845	$643	—

[1]	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Portfolio Abbreviation

ETF	Exchange Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,833,230	$—	—	$3,833,230

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014	BlackRock iShares® Equity Appreciation V.I. Fund

Assets
Investments at value — affiliated (cost — $3,894,833)	$3,833,230
Capital shares sold receivable	12,275
Receivable from Manager	28,051
Deferred offering costs	8,549
Securities lending income receivable — affiliated	19
Prepaid expenses	18
Dividends receivable — affiliated	16

Total assets	3,882,158

Liabilities
Investments purchased payable	66,710
Professional fees payable	21,158
Offering costs payable	14,373
Officer’s and Directors’ fees payable	1,008
Distribution fees payable	5
Other affiliates payable	5
Other accrued expenses payable	7,900

Total liabilities	111,159

Net Assets	$3,770,999

Net Assets Consist of
Paid-in capital	$3,851,148
Undistributed net investment income	339
Accumulated net realized loss	(18,885)
Net unrealized appreciation/depreciation	(61,603)

Net Assets	$3,770,999

Net Asset Value
Class I — Based on net assets of $3,748,670 and 377,392 shares outstanding, 100 million shares authorized, $0.10 par value	$9.93

Class III — Based on net assets of $22,329 and 2,250 shares outstanding, 100 million shares authorized, $0.10 par value	$9.92

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Operations

Period April 30, 2014[1] to December 31, 2014	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Income
Dividends — affiliated	$46,983
Securities lending — affiliated — net	575

Total income	47,558

Expenses
Organization and offering	41,416
Professional	38,595
Printing	9,933
Officer and Directors	3,470
Accounting services	3,353
Transfer agent	3,333
Custodian	2,272
Investment advisory	1,885
Transfer agent — Class I	1,140
Distribution — Class III	22
Miscellaneous	1,269

Total expenses	106,688
Less fees waived by Manager	(1,885)
Less transfer agent fees reimbursed — Class I	(1,138)
Less expenses reimbursed by Manager	(94,256)

Total expenses after fees waived and reimbursed	9,409

Net investment income	38,149

Realized and Unrealized Loss
Net realized loss on investments — affiliated	(18,885)
Net change in unrealized appreciation/depreciation on investments — affiliated	(61,603)

Net realized and unrealized loss	(80,488)

Net Decrease in Net Assets Resulting from Operations	$(42,339)

[1]	Commencement of operations.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Changes in Net Assets	BlackRock iShares® Equity Appreciation V.I. Fund

Increase in Net Assets:	Period April 30, 2014[1] to December 31,2014

Operations
Net investment income	$38,149
Net realized loss	(18,885)
Net change in unrealized appreciation/depreciation	(61,603)

Net decrease in net assets resulting from operations	(42,339)

Distributions to Shareholders From[2]
Net investment income:
Class I	(39,659)
Class III	(215)

Decrease in net assets resulting from distributions to shareholders	(39,874)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,853,212

Net Assets
Total increase in net assets	3,770,999
Beginning of period	—

End of period	$3,770,999

Undistributed net investment income, end of period	$339

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Financial Highlights	BlackRock iShares® Equity Appreciation V.I. Fund

	Period April 30, 2014[1] to December 31, 2014
	Class I	Class III

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.21	0.21
Net realized and unrealized loss	(0.17)	(0.19)

Net increase from investment operations	0.04	0.02

Distributions from:[3]
Net investment income	(0.11)	(0.10)

Net asset value, end of period	$9.93	$9.92

Total Return[4,5]
Based on net asset value	0.37%	0.16%

Ratios to Average Net Assets[6,7]
Total expenses[8]	7.84%	10.67%

Total expenses after fees waived and reimbursed	0.75%	1.00%

Net investment income	3.04%	3.01%

Supplemental Data
Net assets, end of period (000)	$3,749	$22

Portfolio turnover rate	16%	16%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Distributions for annual periods determined in accordance with federal income tax regulations.

4	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

5	Aggregate total return.

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.27%.

8	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 8.47% and 11.83%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock iShares® Equity Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $23,962, which is included in expenses reimbursed by Manager in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion.	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investment in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended December 31, 2014, the amount waived was $29.

For the period ended December 31, 2014, the Fund reimbursed the Manager $6 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the period ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.75% for Class I and 1.00% for Class III. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. The amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager and shown as transfer agent fees reimbursed — Class I in the Statement of Operations. For the period ended December 31, 2014, the amount included in fees waived by Manager was $1,856 and the amount included in expenses reimbursed by Manager was $70,294.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On December 31, 2014, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Expires	Fund Level	Class I
12/31/2016	$72,150	$1,138

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the period ended December 31, 2014, the Fund paid BIM $144 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the period ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $4,167,899 and $328,462, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(2,064)
Undistributed net investment income	$2,064

The tax character of distributions paid was as follows:

12/31/14
Ordinary income	$39,874

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$290
Capital loss carryforward	(3,349)
Net unrealized losses[1]	(77,090)

Total	$(80,149)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2014, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $3,349.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,910,320

Gross unrealized appreciation	$81,199
Gross unrealized depreciation	(158,289)

Net unrealized depreciation	$(77,090)

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended December 31, 2014, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period April 30, 2014[1] to December 31, 2014
	Shares	Amount
Class I
Shares sold	376,194	$3,818,393
Shares issued in reinvestment of distributions	3,444	34,407
Shares redeemed	(2,246)	(22,186)

Net increase	377,392	$3,830,614

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

	Period April 30, 2014[1] to December 31, 2014
	Shares	Amount

Class III
Shares sold	2,240	$22,501
Shares issued in reinvestment of distributions	12	119
Shares redeemed	(2)	(22)

Net increase	2,250	$22,598

Total Net Increase	379,642	$3,853,212

[1]	Commencement of operations.

As of December 31, 2014, 49,000 and 1,000 Shares of Class I and Class III, respectively, of the Fund were owned by affiliates.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Fund, Inc. and Shareholders of BlackRock iShares Equity Appreciation V.I. Fund:

We have audited the accompanying statement of assets and liabilities of BlackRock iShares Equity Appreciation V.I. Fund (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period April 30, 2014 (commencement of operations) through December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock iShares Equity Appreciation V.I. Fund as of December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Core V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Large Cap Core V.I. Fund

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

The Fund’s position within financials detracted from relative performance, particularly with respect to insurers, as Genworth Financial, Inc. was the leading individual detractor within the Fund for the 12-month period. The company announced reserve charges related to its long-term care business that caused its shares to sharply decline. In addition, the Fund’s underweight in real estate investment trusts (“REITs”) detracted, as the industry benefited from declining interest rates.

•

The Fund’s position within information technology (“IT”) also hindered relative returns, with weakness most pronounced within internet software & services. In particular, internet infrastructure and security firm VeriSign, Inc. disappointed on earnings early in the period, while internet bellwether Google, Inc. underperformed later in the period. Exposure to AOL Inc. was an additional drag on performance.

•

The weakness in energy over the period impacted the Fund as well, notably through its weighting toward energy services companies whose stock prices tend to be correlated with the price of oil. The Fund’s position in Halliburton Co. was a particular laggard, as its shares were further weighed upon by the market’s negative reaction to its plan to purchase competitor Baker Hughes.

•

Performance was positively impacted by the Fund’s consumer discretionary and industrials holdings, as well as positioning within consumer staples. Within consumer discretionary, specialty retailers Lowe’s Cos., Inc. and Ross Stores, Inc. outperformed on better-than-expected earnings. Overall, home-improvement and off-price retailers delivered standout results relative to the broader retail universe, benefiting from consumer spending shifts towards durables and branded value, respectively. Auto components holding TRW Automotive Holdings Corp. was an additional contributor in the sector, with shares rising on Germany-based ZF Friedrichshafen’s unsolicited all-cash bid for the company.

•

Within industrials, exposure to airlines United Continental Holdings, Inc. and Southwest Airlines Co. added to relative returns, with the former finishing as the leading individual contributor within the Fund over the 12-month period. Both airlines benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the reporting period. Selection in the industrial conglomerates segment also proved advantageous.

•

A position in CVS Health Corp. helped drive outperformance in consumer staples. The pharmacy chain benefited from consistently strong earnings reports, market share gains and a robust business outlook.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting increased in the IT sector, particularly within the semiconductor industry, and in the consumer staples sector, within the beverage industry. Conversely, the Fund’s weighting in health care decreased, particularly within pharmaceuticals and health care equipment & supplies. Within energy, exposure to major oil & gas companies and refiners was reduced.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in IT, followed by financials. The utilities sector was the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	26%
Financials	21
Health Care	15
Industrials	11
Consumer Discretionary	10
Energy	8
Consumer Staples	7
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[3]

An index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	6.59%	12.36%	13.59%	7.16%
Class II4	6.49	12.23	13.41	7.01
Class III[4]	6.45	12.07	13.29	6.88	[6]
Russell 1000® Index	5.57	13.24	15.64	7.96

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,065.90	$2.97	$1,000.00	$1,022.33	$2.91	0.57%
Class II	$1,000.00	$1,064.90	$3.85	$1,000.00	$1,021.48	$3.77	0.74%
Class III	$1,000.00	$1,064.50	$4.42	$1,000.00	$1,020.92	$4.33	0.85%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Large Cap Core V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Raytheon Co.	46,000	$4,975,820
Air Freight & Logistics — 1.2%
FedEx Corp.	36,310	6,305,595
Airlines — 2.0%
Delta Air Lines, Inc.	16,900	831,311
Southwest Airlines Co.	99,300	4,202,376
United Continental Holdings, Inc. (a)	85,400	5,712,406

		10,746,093
Banks — 12.5%
Bank of America Corp.	859,273	15,372,394
Citigroup, Inc.	217,899	11,790,515
JPMorgan Chase & Co.	254,983	15,956,836
SunTrust Banks, Inc.	182,100	7,629,990
U.S. Bancorp	309,775	13,924,386
Wells Fargo & Co.	52,800	2,894,496

		67,568,617
Beverages — 2.6%
Dr. Pepper Snapple Group, Inc.	112,700	8,078,336
Molson Coors Brewing Co., Class B	77,000	5,738,040

		13,816,376
Biotechnology — 1.9%
Amgen, Inc.	62,800	10,003,412
Forward Pharma A/S — ADR (a)	23,000	479,090

		10,482,502
Capital Markets — 1.1%
The Goldman Sachs Group, Inc.	32,000	6,202,560
Chemicals — 0.6%
Cabot Corp.	33,555	1,471,722
The Dow Chemical Co.	43,300	1,974,913

		3,446,635
Commercial Services & Supplies — 0.5%
Tyco International PLC	62,055	2,721,732
Communications Equipment — 3.9%
Brocade Communications Systems, Inc.	447,490	5,298,282
Cisco Systems, Inc.	328,700	9,142,791
QUALCOMM, Inc.	87,000	6,466,710

		20,907,783
Construction & Engineering — 0.8%
AECOM Technology Corp. (a)	135,300	4,109,061
Consumer Finance — 3.0%
Discover Financial Services	175,750	11,509,867
SLM Corp.	472,940	4,819,258

		16,329,125

Common Stocks	Shares	Value
Containers & Packaging — 0.7%
Packaging Corp. of America	49,377	$3,853,875
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	25,970	1,642,603
Zebra Technologies Corp., Class A (a)	26,700	2,066,847

		3,709,450
Energy Equipment & Services — 2.8%
Halliburton Co.	59,200	2,328,336
Oceaneering International, Inc.	17,850	1,049,759
Schlumberger Ltd.	119,700	10,223,577
Weatherford International PLC (a)	156,200	1,788,490

		15,390,162
Food & Staples Retailing — 3.7%
CVS Health Corp.	182,550	17,581,391
Wal-Mart Stores, Inc.	25,400	2,181,352

		19,762,743
Food Products — 0.3%
Pilgrim’s Pride Corp. (a)	16,300	534,477
Tyson Foods, Inc., Class A	25,600	1,026,304

		1,560,781
Health Care Providers & Services — 8.7%
Aetna, Inc.	112,300	9,975,609
Centene Corp. (a)	52,300	5,431,355
Cigna Corp.	64,000	6,586,240
Humana, Inc.	16,600	2,384,258
Laboratory Corp. of America Holdings (a)	14,900	1,607,710
McKesson Corp.	32,060	6,655,015
UnitedHealth Group, Inc.	80,600	8,147,854
Universal Health Services, Inc., Class B	56,065	6,237,792

		47,025,833
Hotels, Restaurants & Leisure — 0.8%
Aramark	36,880	1,148,812
Las Vegas Sands Corp.	57,100	3,320,936

		4,469,748
Household Durables — 0.5%
PulteGroup, Inc.	112,900	2,422,834
Industrial Conglomerates — 2.5%
3M Co.	80,825	13,281,164
Insurance — 3.6%
American International Group, Inc.	228,700	12,809,487
The Travelers Cos., Inc.	64,175	6,792,924

		19,602,411
Internet & Catalog Retail — 0.4%
The Priceline Group, Inc. (a)	2,120	2,417,245

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services — 4.1%
Facebook, Inc., Class A (a)	117,800	$9,190,756
Google, Inc., Class A (a)	12,510	6,638,557
Google, Inc., Class C (a)	12,430	6,543,152

		22,372,465
IT Services — 3.4%
Alliance Data Systems Corp. (a)	4,950	1,415,947
Amdocs Ltd.	74,194	3,461,521
MasterCard, Inc., Class A	126,100	10,864,776
Total System Services, Inc.	85,207	2,893,630

		18,635,874
Machinery — 1.4%
Parker Hannifin Corp.	33,895	4,370,760
WABCO Holdings, Inc. (a)	31,500	3,300,570

		7,671,330
Media — 2.7%
Comcast Corp., Class A	255,800	14,838,958
Metals & Mining — 0.2%
Vale SA — ADR	98,400	804,912
Multiline Retail — 0.7%
Macy’s, Inc.	58,900	3,872,675
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	45,900	1,900,719
Oil, Gas & Consumable Fuels — 4.5%
BP PLC — ADR	157,500	6,003,900
Exxon Mobil Corp.	2,775	256,549
Hess Corp.	62,905	4,643,647
Marathon Petroleum Corp.	34,645	3,127,058
PBF Energy, Inc., Class A	48,900	1,302,696
Suncor Energy, Inc.	235,190	7,474,338
Tesoro Corp.	19,120	1,421,572

		24,229,760
Paper & Forest Products — 0.8%
Domtar Corp.	101,400	4,078,308
Pharmaceuticals — 4.4%
AstraZeneca PLC — ADR	78,600	5,531,868
Johnson & Johnson	13,225	1,382,938
Merck & Co., Inc.	50,627	2,875,107
Shire PLC — ADR	19,200	4,080,768
Teva Pharmaceutical Industries Ltd. — ADR	172,222	9,904,487

		23,775,168

Common Stocks	Shares	Value
Road & Rail — 1.6%
Norfolk Southern Corp.	65,500	$7,179,455
Union Pacific Corp.	13,500	1,608,255

		8,787,710
Semiconductors & Semiconductor Equipment — 4.5%
Intel Corp.	334,300	12,131,747
Micron Technology, Inc. (a)	351,600	12,309,516

		24,441,263
Software — 1.8%
Microsoft Corp.	89,300	4,147,985
Oracle Corp.	121,000	5,441,370

		9,589,355
Specialty Retail — 5.1%
The Home Depot, Inc.	57,600	6,046,272
Lowe’s Cos., Inc.	215,500	14,826,400
Ross Stores, Inc.	69,900	6,588,774

		27,461,446
Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	61,060	6,739,803
EMC Corp.	283,900	8,443,186
Hewlett-Packard Co.	200,081	8,029,250
SanDisk Corp.	35,100	3,439,098
Western Digital Corp.	91,710	10,152,297

		36,803,634
Total Long-Term Investments (Cost — $408,708,230) — 98.1%		530,371,722

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(c)	10,463,699	10,463,699
Total Short-Term Securities (Cost — $10,463,699) — 1.9%		10,463,699
Total Investments (Cost — $419,171,929) — 100.0%		540,835,421
Liabilities in Excess of Other Assets — 0.0%		(147,263)

Net Assets — 100.0%		$540,688,158

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	11,110,651	(646,952)	10,463,699	$2,982	$1,056
BlackRock Liquidity Series, LLC, Money Market Series	$2,431,183	$(2,431,183)	—	$5,546	—

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Large Cap Core V.I. Fund

value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$530,371,722	—	—	$530,371,722
Short-Term Securities	10,463,699	—	—	10,463,699

Total	$540,835,421	—	—	$540,835,421

[1]	See above Schedule of Investments for values in each industry.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Assets and Liabilities

December 31, 2014	BlackRock Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (cost — $408,708,230)	$530,371,722
Investments at value — affiliated (cost — $10,463,699)	10,463,699
Investments sold receivable	917,526
Capital shares sold receivable	61,791
Dividends receivable — unaffiliated	483,259
Receivable from Manager	81,966
Dividends receivable — affiliated	888
Securities lending income receivable — affiliated	197
Prepaid expenses	3,096

Total assets	542,384,144

Liabilities
Investments purchased payable	908,743
Capital shares redeemed payable	87,737
Transfer agent fees payable	306,546
Investment advisory fees payable	207,496
Distribution fees payable	68,633
Officer’s and Directors’ fees payable	4,862
Other affiliates payable	2,622
Other accrued expenses payable	109,347

Total liabilities	1,695,986

Net Assets	$540,688,158

Net Assets Consist of
Paid-in capital	$414,064,855
Undistributed net investment income	151,573
Accumulated net realized gain	4,808,238
Net unrealized appreciation/depreciation	121,663,492

Net Assets	$540,688,158

Net Asset Value
Class I — Based on net assets of $212,066,899 and 6,375,835 shares outstanding, 200 million shares authorized, $0.10 par value	$33.26

Class II — Based on net assets of $6,202,784 and 186,430 shares outstanding, 100 million shares authorized, $0.10 par value	$33.27

Class III — Based on net assets of $322,418,475 and 9,738,134 shares outstanding, 100 million shares authorized, $0.10 par value	$33.11

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$8,138,548
Securities lending — affiliated — net	5,546
Dividends — affiliated	2,982
Foreign taxes withheld	(57,978)

Total income	8,089,098

Expenses
Investment advisory	2,395,386
Distribution — Class II	9,201
Distribution — Class III	765,024
Transfer agent	2,339
Transfer agent — Class I	433,150
Transfer agent — Class II	13,303
Transfer agent — Class III	620,734
Accounting services	125,631
Printing	82,628
Professional	52,537
Custodian	35,706
Officer and Directors	23,317
Registration	121
Miscellaneous	18,193

Total expenses	4,577,270
Less fees waived by Manager	(7,088)
Less transfer agent fees reimbursed — Class I	(327,224)
Less transfer agent fees reimbursed — Class II	(9,011)
Less transfer agent fees reimbursed — Class III	(376,043)

Total expenses after fees waived and reimbursed	3,857,904

Net investment income	4,231,194

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	66,215,556
Capital gain distributions received from affiliated investment companies	1,056

66,216,612

Net change in unrealized appreciation/depreciation on investments	(10,072,263)

Total realized and unrealized gain	56,144,349

Net Increase in Net Assets Resulting from Operations	$60,375,543

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statements of Changes in Net Assets	BlackRock Large Cap Core V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$4,231,194	$4,131,434
Net realized gain	66,216,612	46,090,596
Net change in unrealized appreciation/depreciation	(10,072,263)	86,658,362

Net increase in net assets resulting from operations	60,375,543	136,880,392

Distributions to Shareholders From[1]
Net investment income:
Class I	(2,008,355)	(2,075,982)
Class II	(47,781)	(52,165)
Class III	(2,173,882)	(2,111,865)
Net realized gain:
Class I	(24,772,342)	—
Class II	(723,347)	—
Class III	(37,772,646)	—

Decrease in net assets resulting from distributions to shareholders	(67,498,353)	(4,240,012)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	22,308,828	(34,991,703)

Net Assets
Total increase in net assets	15,186,018	97,648,677
Beginning of year	525,502,140	427,853,463

End of year	$540,688,158	$525,502,140

Undistributed net investment income, end of year	$151,573	$131,417

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock Large Cap Core V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$33.80	$25.55	$23.00	$22.73	$21.04

Net investment income[1]	0.34	0.30	0.39	0.29	0.23
Net realized and unrealized gain	3.86	8.27	2.54	0.26	1.69

Net increase from investment operations	4.20	8.57	2.93	0.55	1.92

Distributions from:[2]
Net investment income	(0.36)	(0.32)	(0.38)	(0.28)	(0.23)
Net realized gain	(4.38)	—	—	—	—

Total distributions	(4.74)	(0.32)	(0.38)	(0.28)	(0.23)

Net asset value, end of year	$33.26	$33.80	$25.55	$23.00	$22.73

Total Return[3]
Based on net asset value	12.36%	33.56%	12.75%	2.40%	9.12%

Ratios to Average Net Assets
Total expenses	0.73%	0.73%	0.69%	0.56%	0.57%

Total expenses after fees waived and reimbursed	0.57%	0.58%	0.59%	0.56%	0.57%

Net investment income	0.97%	1.03%	1.56%	1.21%	1.10%

Supplemental Data
Net assets, end of year (000)	$212,067	$219,418	$191,227	$193,953	$217,059

Portfolio turnover rate	48%	42%	110%	101%	151%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Financial Highlights (continued)	BlackRock Large Cap Core V.I. Fund

	Class II
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$33.79	$25.56	$23.01	$22.74	$21.05

Net investment income[1]	0.28	0.25	0.35	0.23	0.21
Net realized and unrealized gain	3.87	8.25	2.54	0.27	1.68

Net increase from investment operations	4.15	8.50	2.89	0.50	1.89

Distributions from:[2]
Net investment income	(0.29)	(0.27)	(0.34)	(0.23)	(0.20)
Net realized gain	(4.38)	—	—	—	—

Total distributions	(4.67)	(0.27)	(0.34)	(0.23)	(0.20)

Net asset value, end of year	$33.27	$33.79	$25.56	$23.01	$22.74

Total Return[3]
Based on net asset value	12.23%	33.28%	12.59%	2.20%	8.98%

Ratios to Average Net Assets
Total expenses	0.89%	0.86%	0.85%	0.71%	0.72%

Total expenses after fees waived and reimbursed	0.74%	0.75%	0.74%	0.71%	0.72%

Net investment income	0.81%	0.86%	1.42%	1.00%	0.98%

Supplemental Data
Net assets, end of year (000)	$6,203	$6,080	$4,603	$4,239	$8,026

Portfolio turnover rate	48%	42%	110%	101%	151%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights (concluded)	BlackRock Large Cap Core V.I. Fund

	Class III
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$33.66	$25.46	$22.92	$22.67	$21.00

Net investment income[1]	0.24	0.22	0.32	0.25	0.20
Net realized and unrealized gain	3.84	8.22	2.54	0.23	1.66

Net increase from investment operations	4.08	8.44	2.86	0.48	1.86

Distributions from:[2]
Net investment income	(0.25)	(0.24)	(0.32)	(0.23)	(0.19)
Net realized gains	(4.38)	—	—	—	—

Total distributions	(4.63)	(0.24)	(0.32)	(0.23)	(0.19)

Net asset value, end of year	$33.11	$33.66	$25.46	$22.92	$22.67

Total Return[3]
Based on net asset value	12.07%	33.16%	12.49%	2.11%	8.88%

Ratios to Average Net Assets
Total expenses	0.98%	0.99%	0.94%	0.81%	0.82%

Total expenses after fees waived and reimbursed	0.85%	0.86%	0.87%	0.81%	0.82%

Net investment income	0.69%	0.75%	1.30%	1.05%	0.93%

Supplemental Data
Net assets, end of year (000)	$322,418	$300,005	$232,024	$145,432	$80,779

Portfolio turnover rate	48%	42%	110%	101%	151%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements	BlackRock Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014 any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory fees
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than $400 Million	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $5,382 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $1,768 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $2,829,535.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $247,709,039 and

$288,325,872, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$18,980
Accumulated net realized gain	$(18,980)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$5,034,780	$4,240,012
Long-term capital gains	62,463,573	—

Total	$67,498,353	$4,240,012

As of December 31, 2014, the tax components of accumulated net earnings were as follows:
Undistributed ordinary income	$150,227
Undistributed long-term capital gains	6,460,472
Net unrealized gains[1]	120,012,604

Total	$126,623,303

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$420,822,818

Gross unrealized appreciation	$128,385,721
Gross unrealized depreciation	(8,373,118)

Net unrealized appreciation	$120,012,603

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the information technology and financials sectors. Changes in economic conditions affecting the information technology and financials sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Large Cap Core V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class l
Shares sold	59,471	$2,095,885	36,117	$1,112,382
Shares issued in reinvestment of distributions	795,345	26,780,696	62,143	2,075,982
Shares redeemed	(971,386)	(34,061,388)	(1,091,517)	(32,176,274)

Net decrease	(116,570)	$(5,184,807)	(993,257)	$(28,987,910)

Class ll
Shares sold	49,108	$1,714,891	76,139	$2,224,193
Shares issued in reinvestment of distributions	22,897	771,129	1,563	52,165
Shares redeemed	(65,480)	(2,320,723)	(77,884)	(2,327,886)

Net increase (decrease)	6,525	$165,297	(182)	$(51,528)

Class lll
Shares sold	547,577	$19,090,680	604,692	$17,789,447
Shares issued in reinvestment of distributions	1,192,122	39,946,528	63,569	2,111,866
Shares redeemed	(913,518)	(31,708,870)	(871,292)	(25,853,578)

Net increase (decrease)	826,181	$27,328,338	(203,031)	$(5,952,265)

Total Net Increase (Decrease)	716,136	$22,308,828	(1,196,470)	$(34,991,703)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Core V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Growth V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Large Cap Growth V.I. Fund

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

The Fund’s positive performance relative to the benchmark index was primarily the result of strong selection within the consumer discretionary and industrials sectors, with additional contributions from consumer staples and health care.

•

Within consumer discretionary, specialty retailers Lowe’s Cos., Inc. and Ross Stores, Inc. outperformed on better-than-expected earnings. Overall, home-improvement and off-price retailers delivered standout results relative to the broader retail universe, benefiting from the consumer spending shift towards durables and branded value, respectively. Underexposure to internet retailers also proved advantageous as the group struggled in 2014, most notably during the spring when many of the prior year’s best-performing stocks declined dramatically. The Fund’s position within the media industry added value as well. Within the industrials sector, United Continental Hold-ings, Inc. (the Fund’s top overall contributor) and Southwest Airlines Co. added value, as both airlines benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the period.

•

A position in CVS Health Corp. helped drive outperformance in consumer staples. The pharmacy chain benefited from consistently strong earnings reports, market share gains and a robust business outlook. Finally, exposure to health care, particularly providers & services companies, proved beneficial. U.S. drug distributor McKesson Corp.’s shares advanced sharply boosted by both solid earnings reports and a positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics for generic drug distribution. Additionally, strong gains were made by health insurers Centene Corp. and Aetna, Inc., along with hospital operator Universal Health Services, Inc., as U.S. health care reform largely played out better than had been feared.

•

Stock selection within information technology (“IT”) detracted from performance, notably in the internet software & services industry and among hardware companies. In particular, internet infrastructure and security firm VeriSign, Inc. disappointed on earnings early in the period, while internet bellwether Google, Inc. underperformed later in the period. Within hardware, an underweight in Apple, Inc. constrained performance as the stock posted strong gains in the period. A position in NetApp, Inc. also weighed on returns as a slower-than-expected recovery in data storage spending dampened investor sentiment.

•

The weakness in energy impacted the Fund as well, notably through its tilt toward energy services companies whose stock prices tend to be correlated with the price of oil. The Fund’s position in Halliburton Co. was a particular laggard, as its shares were further weighed upon by the market’s negative reaction to its plan to purchase competitor Baker Hughes.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting increased in the IT sector, primarily within the semiconductor segment. The Fund’s allocations to consumer discretionary and consumer staples increased as well. Conversely, the Fund’s weighting was reduced in health care, notably in the pharmaceuticals and life sciences tools & services industries. Exposure to energy and materials also decreased.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in IT. Consumer staples was the most significant underweight, followed by consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	34%
Consumer Discretionary	16
Health Care	15
Industrials	13
Financials	7
Consumer Staples	6

Sector Allocation	Percent of Long-Term Investments

Energy	6
Materials	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.

[2]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[3]

An unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2014
	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I [4]	7.87%	14.16%	15.82%	7.26%
Class III [4]	7.71	13.96	15.53	6.99
Russell 1000® Growth Index	6.34	13.05	15.81	8.49

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical [7]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,078.70	$4.51	$1,000.00	$1,020.87	$4.38	0.86%
Class III	$1,000.00	$1,077.10	$5.81	$1,000.00	$1,019.61	$5.65	1.11%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Large Cap Growth V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately ,which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment, and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	2,670	$514,162
Rockwell Collins, Inc.	8,600	726,528

		1,240,690
Air Freight & Logistics — 1.2%
FedEx Corp.	9,530	1,654,980
Airlines — 2.2%
Delta Air Lines, Inc.	7,260	357,119
Southwest Airlines Co.	25,300	1,070,696
United Continental Holdings, Inc. (a)	25,610	1,713,053

		3,140,868
Banks — 2.5%
U.S. Bancorp	63,550	2,856,573
Wells Fargo & Co.	11,720	642,490

		3,499,063
Beverages — 2.6%
The Coca-Cola Co.	35,360	1,492,899
Dr. Pepper Snapple Group, Inc.	30,150	2,161,152

		3,654,051
Biotechnology — 3.1%
Amgen, Inc.	26,460	4,214,813
Forward Pharma A/S — ADR (a)	5,970	124,355

		4,339,168
Chemicals — 2.4%
The Dow Chemical Co.	12,250	558,723
PPG Industries, Inc.	12,070	2,789,981

		3,348,704
Communications Equipment — 1.8%
QUALCOMM, Inc.	33,500	2,490,055
Construction & Engineering — 0.5%
AECOM Technology Corp. (a)	24,330	738,902
Consumer Finance — 3.0%
Discover Financial Services	42,500	2,783,325
SLM Corp.	141,802	1,444,962

		4,228,287
Containers & Packaging — 0.7%
Packaging Corp. of America	12,797	998,806
Electrical Equipment — 0.3%
SolarCity Corp. (a)(b)	8,420	450,301
Electronic Equipment, Instruments & Components — 0.8%
TE Connectivity Ltd.	8,130	514,223
Zebra Technologies Corp., Class A (a)	7,200	557,352

		1,071,575

Common Stocks	Shares	Value
Energy Equipment & Services — 3.5%
Halliburton Co.	18,390	$723,279
Oceaneering International, Inc.	12,800	752,768
Schlumberger Ltd.	40,450	3,454,835

		4,930,882
Food & Staples Retailing — 3.1%
CVS Health Corp.	39,400	3,794,614
Wal-Mart Stores, Inc.	6,600	566,808

		4,361,422
Food Products — 0.2%
Tyson Foods, Inc., Class A	6,700	268,603
Health Care Providers & Services — 8.0%
Aetna, Inc.	27,500	2,442,825
Centene Corp. (a)	17,715	1,839,703
Cigna Corp.	15,010	1,544,679
Laboratory Corp. of America Holdings (a)	3,700	399,230
McKesson Corp.	11,000	2,283,380
UnitedHealth Group, Inc.	4,310	435,698
Universal Health Services, Inc., Class B	20,157	2,242,668

		11,188,183
Hotels, Restaurants & Leisure — 1.2%
Aramark	9,813	305,675
Las Vegas Sands Corp.	24,200	1,407,472

		1,713,147
Industrial Conglomerates — 2.7%
3M Co.	22,860	3,756,355
Insurance — 1.2%
The Travelers Cos., Inc.	15,510	1,641,733
Internet & Catalog Retail — 1.0%
The Priceline Group, Inc. (a)	1,290	1,470,871
Internet Software & Services — 6.6%
Facebook, Inc., Class A (a)	43,240	3,373,585
Google, Inc., Class A (a)	5,485	2,910,670
Google, Inc., Class C (a)	5,755	3,029,432

		9,313,687
IT Services — 6.7%
Alliance Data Systems Corp. (a)	8,960	2,563,008
Amdocs Ltd.	10,430	486,612
DST Systems, Inc.	16,070	1,512,991
MasterCard, Inc., Class A	39,270	3,383,503
Total System Services, Inc.	28,220	958,351
Visa, Inc., Class A	1,670	437,874

		9,342,339

Portfolio Abbreviations
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery — 2.2%
Dover Corp.	4,650	$333,498
Parker Hannifin Corp.	12,990	1,675,061
WABCO Holdings, Inc. (a)	10,200	1,068,756

		3,077,315
Media — 4.5%
Comcast Corp., Class A	78,900	4,576,989
Omnicom Group, Inc.	14,610	1,131,837
The Walt Disney Co.	7,090	667,807

		6,376,633
Multiline Retail — 0.5%
Macy’s, Inc.	10,020	658,815
Oil, Gas & Consumable Fuels — 1.9%
Marathon Petroleum Corp.	4,728	426,749
PBF Energy, Inc., Class A	11,796	314,245
Suncor Energy, Inc.	62,740	1,993,877

		2,734,871
Pharmaceuticals — 2.8%
Shire PLC — ADR	5,990	1,273,114
Teva Pharmaceutical Industries Ltd. — ADR	46,468	2,672,375

		3,945,489
Road & Rail — 2.0%
Norfolk Southern Corp.	19,330	2,118,761
Union Pacific Corp.	6,230	742,180

		2,860,941
Semiconductors & Semiconductor Equipment — 4.0%
Intel Corp.	65,310	2,370,100
Micron Technology, Inc. (a)	93,500	3,273,435

		5,643,535
Software — 6.0%
Microsoft Corp.	118,760	5,516,402
Oracle Corp.	65,340	2,938,340

		8,454,742

Common Stocks	Shares	Value
Specialty Retail — 7.5%
The Home Depot, Inc.	26,460	$2,777,506
Lowe’s Cos., Inc.	57,600	3,962,880
Ross Stores, Inc.	19,100	1,800,366
TJX Cos., Inc.	28,100	1,927,098

		10,467,850
Technology Hardware, Storage & Peripherals — 6.7%
Apple Inc.	54,900	6,059,862
EMC Corp.	80,610	2,397,341
SanDisk Corp.	9,300	911,214

		9,368,417
Textiles, Apparel & Luxury Goods — 0.8%
VF Corp.	14,790	1,107,771
Total Long-Term Investments (Cost — $101,543,336) — 95.1%		133,539,051

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (c)(d)	7,115,934	7,115,934

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (c)(d)(e)	$418	418,385
Total Short-Term Securities (Cost — $7,534,319) — 5.4%		7,534,319
Total Investments (Cost — $109,077,655) — 100.5%		141,073,370
Liabilities in Excess of Other Assets — (0.5)%		(654,413)

Net Assets — 100.0%		$140,418,957

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,160,138	1,955,796	7,115,934	$2,755
BlackRock Liquidity Series, LLC, Money Market Series	$2,444,339	$(2,025,954)	$418,385	$2,057

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
23	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	$2,360,260	$49,711

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Large Cap Growth V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments.)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$133,539,051	—	—	$133,539,051
Short-Term Securities	7,115,934	$418,385	—	7,534,319

Total	$140,654,985	$418,385	—	$141,073,370

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$49,711	—	—	$49,711

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$108,000	—	—	$108,000
Liabilities:
Collateral on securities loaned at value	—	$(418,385)	—	(418,385)

Total	$108,000	$(418,385)	—	$(310,385)

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statements of Assets and Liabilities

December 31, 2014	BlackRock Large Cap Growth V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $406,822) (cost — $101,543,336)	$133,539,051
Investments at value — affiliated (cost — $7,534,319)	7,534,319
Cash pledged for financial futures contracts	108,000
Investments sold receivable	37,979
Capital shares sold receivable	16,301
Dividends receivable — unaffiliated	100,424
Receivable from Manager	17,320
Dividends receivable — affiliated	1,262
Securities lending income receivable — affiliated	400
Prepaid expenses	779

Total assets	141,355,835

Liabilities
Collateral on securities loaned at value	418,385
Variation margin payable	27,945
Investments purchased payable	251,662
Capital shares redeemed payable	40,610
Investment advisory fees payable	76,859
Transfer agent fees payable	64,881
Distribution fees payable	6,794
Officer’s and Directors’ fees payable	3,700
Other affiliates payable	645
Other accrued expenses payable	45,397

Total liabilities	936,878

Net Assets	$140,418,957

Net Assets Consist of
Paid-in capital	$107,232,297
Undistributed net investment income	5,686
Accumulated net realized gain	1,135,547
Net unrealized appreciation/depreciation	32,045,427

Net Assets	$140,418,957

Net Asset Value
Class I — Based on net assets of $108,328,623 and 7,691,143 shares outstanding, 100 million shares authorized, $0.10 par value	$14.08

Class III — Based on net assets of $32,090,334 and 2,293,333 shares outstanding, 100 million shares authorized, $0.10 par value	$13.99

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statements of Operations

Year Ended December 31, 2014	BlackRock Large Cap Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$1,841,517
Dividends — affiliated	2,755
Securities lending — affiliated — net	2,057
Foreign taxes withheld	(11,730)

Total income	1,834,599

Expenses
Investment advisory	848,552
Distribution — Class III	63,016
Transfer agent	4,228
Transfer agent — Class I	208,827
Transfer agent — Class III	50,259
Professional	40,517
Accounting services	34,361
Printing	31,884
Officer and Directors	18,224
Custodian	7,873
Miscellaneous	12,513

Total expenses	1,320,254
Less fees waived by Manager	(2,968)
Less transfer agent fees reimbursed — Class I	(135,066)
Less transfer agent fees reimbursed — Class III	(32,638)

Total expenses after fees waived and reimbursed	1,149,582

Net investment income	685,017

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	17,496,105
Financial futures contracts	352,073

17,848,178

Net change in unrealized appreciation/depreciation on:
Investments	(869,125)
Financial futures contracts	(93,733)

(962,858)

Total realized and unrealized gain	16,885,320

Net Increase in Net Assets Resulting from Operations	$17,570,337

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statements of Changes in Net Assets	BlackRock Large Cap Growth V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$685,017	$758,191
Net realized gain	17,848,178	11,058,286
Net change in unrealized appreciation/depreciation	(962,858)	21,617,975

Net increase in net assets resulting from operations	17,570,337	33,434,452

Distributions to Shareholders From[1]
Net investment income:
Class I	(572,957)	(669,318)
Class III	(112,045)	(95,690)
Net realized gain:
Class I	(14,022,350)	(7,860,949)
Class III	(4,185,343)	(1,534,578)

Decrease in net assets resulting from distributions to shareholders	(18,892,695)	(10,160,535)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	13,499,181	1,661,965

Net Assets
Total increase in net assets	12,176,823	24,935,882
Beginning of year	128,242,134	103,306,252

End of year	$140,418,957	$128,242,134

Undistributed net investment income, end of year	$5,686	$1,166

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock Large Cap Growth V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.22	$11.54	$10.99	$10.84	$9.45

Net investment income[1]	0.09	0.09	0.17	0.09	0.07
Net realized and unrealized gain	1.92	3.82	1.48	0.19	1.38

Net increase from investment operations	2.01	3.91	1.65	0.28	1.45

Distributions from:[2]
Net investment income	(0.08)	(0.10)	(0.18)	(0.10)	(0.06)
Net realized gain	(2.07)	(1.13)	(0.92)	(0.03)	—

Total distributions	(2.15)	(1.23)	(1.10)	(0.13)	(0.06)

Net asset value, end of year	$14.08	$14.22	$11.54	$10.99	$10.84

Total Return[3]
Based on net asset value	14.16%	33.92%	15.22%	2.55%	15.38%

Ratios to Average Net Assets
Total expenses	0.96%	0.97%	0.91%	0.78%	0.75%

Total expenses after fees waived and reimbursed	0.83%	0.84%	0.82%	0.78%	0.75%

Net investment income	0.57%	0.70%	1.38%	0.81%	0.67%

Supplemental Data
Net assets, end of year (000)	$108,329	$107,378	$91,778	$90,543	$103,607

Portfolio turnover rate	51%	36%	102%	106%	171%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Financial Highlights (concluded)	BlackRock Large Cap Growth V.I. Fund

	Class III
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.14	$11.49	$10.96	$10.81	$9.43

Net investment income[1]	0.05	0.06	0.14	0.07	0.05
Net realized and unrealized gain	1.92	3.79	1.46	0.19	1.37

Net increase from investment operations	1.97	3.85	1.60	0.26	1.42

Distributions from:[2]
Net investment income	(0.05)	(0.07)	(0.15)	(0.08)	(0.04)
Net realized gain	(2.07)	(1.13)	(0.92)	(0.03)	—

Total distributions	(2.12)	(1.20)	(1.07)	(0.11)	(0.04)

Net asset value, end of year	$13.99	$14.14	$11.49	$10.96	$10.81

Total Return[3]
Based on net asset value	13.96%	33.58%	14.82%	2.33%	15.10%

Ratios to Average Net Assets
Total expenses	1.22%	1.22%	1.16%	1.03%	1.00%

Total expenses after fees waived and reimbursed	1.09%	1.09%	1.08%	1.03%	1.00%

Net investment income	0.32%	0.45%	1.16%	0.65%	0.48%

Supplemental Data
Net assets, end of year (000)	$32,090	$20,864	$11,528	$8,677	$5,709

Portfolio turnover rate	51%	36%	102%	106%	171%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock Large Cap Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sales price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15,2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$406,822	$(406,822)	—

[1]

Collateral with a value of $418,385 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
			Value
	Statement of Assets and Liabilities Location		Derivative Assets
Equity contracts	Net unrealized appreciation	[1]	$49,711

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
		Net Change in Unrealized
	Net Realized Gain From	Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$352,073	$(93,733)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$1,102,803

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,330 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub- transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31,2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1,2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1,2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1,2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affilated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $724 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $998,204.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $65,075,250 and $71,110,470, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$4,505
Accumulated net realized gain	$(4,505)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$2,369,703	$2,868,351
Long-term capital gains	16,522,992	7,292,184

Total	$18,892,695	$10,160,535

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$296,431
Undistributed long-term capital gains	922,303
Net unrealized gains[1]	31,967,926

Total	$33,186,660

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$109,105,445

Gross unrealized appreciation	$33,184,189
Gross unrealized depreciation	(1,216,264)

Net unrealized appreciation	$31,967,925

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds” a party to a 364- day,$ 1. 1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23,2015, unless otherwise extended to November 24,2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31,2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Large Cap Growth V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class l
Shares sold	397,337	$5,782,241	422,319	$5,511,908
Shares issued in reinvestment of distributions	1,023,991	14,595,308	604,127	8,530,267
Shares redeemed	(1,283,483)	(18,886,972)	(1,429,595)	(18,794,788)

Net increase (decrease)	137,845	$1,490,577	(403,149)	$(4,752,613)

Class lll
Shares sold	864,987	$12,869,616	563,172	$7,589,161
Shares issued in reinvestment of distributions	303,602	4,297,386	116,116	1,630,268
Shares redeemed	(350,364)	(5,158,398)	(207,435)	(2,804,851)

Net increase	818,225	$12,008,604	471,853	$6,414,578

Total Net Increase	956,070	$13,499,181	68,704	$1,661,965

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Growth V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Large Cap Value V.I. Fund

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The Fund’s position within financials detracted from relative performance, particularly with respect to insurers, as Genworth Financial, Inc. was the leading individual detractor within the Fund for the 12-month period. The company announced reserve charges related to its long-term care business, causing its shares to sharply decline. In addition, the Fund’s underweight in real estate investment trusts (“REITs”) detracted, as the industry benefited from declining interest rates.

•	Rate sensitivity also worked against the Fund’s underweight positioning in the utilities sector, which like REITs, enjoyed strong performance amid falling interest rates.

•

The weakness in energy over the period impacted the Fund as well, notably through its weighting toward energy services companies whose stock prices tend to be correlated to the price of oil. The Fund’s position in Halliburton Co. was a particular laggard, as its shares were further weighed upon by the market’s negative reaction to its plan to purchase competitor Baker Hughes.

•

Performance was positively impacted by the Fund’s industrials and consumer discretionary holdings, as well as its positioning within consumer staples. Within industrials, exposure to United Continental Holdings, Inc. and Southwest Airlines Co. added to relative returns, as both airlines benefited from an optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the reporting period. Selection in the industrial conglomerates segment also proved advantageous.

•

Within consumer discretionary, specialty retailer Lowe’s Cos., Inc. was the leading individual contributor to the Fund’s performance, as its shares benefited from better-than-expected earnings. Overall, home-improvement retailers delivered standout results relative to the broader retail universe, benefiting from consumer spending shifts towards durables. Auto components holding TRW Automotive Holdings Corp. was an additional contributor in the sector, with shares rising on Germany-based ZF Friedrichshafen’s unsolicited all-cash bid for the company.

•

A position in CVS Health Corp. helped drive outperformance in consumer staples. The pharmacy chain benefited from consistently strong earnings reports, market share gains and a robust business outlook.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting increased in information technology (“IT”), particularly within the semiconductor and hardware industries. Exposure in the consumer staples sector also increased, specifically within the food & staples retailing and beverage segments. Conversely, the Fund’s weighting in energy decreased, largely as a result of reductions in its holdings of major oil & gas companies and refiners. Exposure to consumer discretionary also declined, particularly with respect to auto components and media.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweight in IT, while utilities was the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	30%
Information Technology	18
Health Care	15
Industrials	13
Energy	9
Consumer Discretionary	7
Consumer Staples	6
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	6.96%	12.22%	12.92%	6.62%
Class II4	6.86	11.94	12.72	6.48
Class III[4]	6.75	11.72	12.57	6.27	[6]
Russell 1000® Value Index	4.78	13.45	15.42	7.30

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,069.60	$4.12	$1,000.00	$1,021.22	$4.02	0.79%
Class II	$1,000.00	$1,068.60	$5.11	$1,000.00	$1,020.27	$4.99	0.98%
Class III	$1,000.00	$1,067.50	$5.99	$1,000.00	$1,019.41	$5.85	1.15%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Large Cap Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.9%
Raytheon Co.	15,825	$1,711,790
Rockwell Collins, Inc.	5,300	447,744

		2,159,534
Air Freight & Logistics — 1.3%
FedEx Corp.	8,810	1,529,945
Airlines — 2.3%
Delta Air Lines, Inc.	6,400	314,816
Southwest Airlines Co.	26,200	1,108,784
United Continental Holdings, Inc. (a)	17,600	1,177,264

		2,600,864
Banks — 18.7%
Bank of America Corp.	259,733	4,646,623
Citigroup, Inc.	72,568	3,926,654
JPMorgan Chase & Co.	77,796	4,868,474
SunTrust Banks, Inc.	47,700	1,998,630
U.S. Bancorp	80,775	3,630,836
Wells Fargo & Co.	45,230	2,479,508

		21,550,725
Beverages — 1.2%
Molson Coors Brewing Co., Class B	18,100	1,348,812
Biotechnology — 1.0%
Amgen, Inc.	7,160	1,140,516
Capital Markets — 1.9%
The Goldman Sachs Group, Inc.	11,548	2,238,349
Chemicals — 1.0%
Cabot Corp.	8,324	365,091
The Dow Chemical Co.	16,800	766,248

		1,131,339
Commercial Services & Supplies — 1.1%
Tyco International PLC	29,525	1,294,967
Communications Equipment — 3.7%
Brocade Communications Systems, Inc.	97,294	1,151,961
Cisco Systems, Inc.	111,400	3,098,591

		4,250,552
Construction & Engineering — 0.9%
AECOM Technology Corp. (a)	35,400	1,075,098
Consumer Finance — 3.2%
Discover Financial Services	40,745	2,668,390
SLM Corp.	104,058	1,060,351

		3,728,741
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (a)	4,665	700,450
Electronic Equipment, Instruments & Components — 0.3%
TE Connectivity Ltd.	6,130	387,723

Common Stocks	Shares	Value
Energy Equipment & Services — 0.7%
Halliburton Co.	14,400	$566,352
Weatherford International PLC (a)	25,200	288,540

		854,892
Food & Staples Retailing — 4.7%
CVS Health Corp.	49,555	4,772,642
Wal-Mart Stores, Inc.	8,300	712,804

		5,485,446
Food Products — 0.3%
Pilgrim’s Pride Corp. (a)	3,500	114,765
Tyson Foods, Inc., Class A	5,600	224,504

		339,269
Health Care Providers & Services — 7.5%
Aetna, Inc.	25,900	2,300,697
Cigna Corp.	15,100	1,553,941
Humana, Inc.	4,400	631,972
Laboratory Corp. of America Holdings (a)	3,300	356,070
UnitedHealth Group, Inc.	22,940	2,319,004
Universal Health Services, Inc., Class B	13,631	1,516,585

		8,678,269
Hotels, Restaurants & Leisure — 0.2%
Aramark	7,727	240,696
Household Durables — 0.5%
PulteGroup, Inc.	27,000	579,420
Household Products — 0.2%
The Procter & Gamble Co.	3,000	273,270
Industrial Conglomerates — 3.0%
3M Co.	16,135	2,651,303
General Electric Co.	30,455	769,598

		3,420,901
Insurance — 5.0%
American International Group, Inc.	64,130	3,591,921
The Chubb Corp.	4,925	509,590
The Travelers Cos., Inc.	15,440	1,634,324

		5,735,835
IT Services — 2.0%
Amdocs Ltd.	16,081	750,259
DST Systems, Inc.	9,100	856,765
Total System Services, Inc.	19,651	667,348

		2,274,372
Machinery — 1.2%
Parker Hannifin Corp.	10,700	1,379,765
Media — 2.2%
Comcast Corp., Class A	43,300	2,511,833

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining — 0.1%
Vale SA - ADR	12,000	$98,160
Multiline Retail — 0.9%
Macy’s, Inc.	15,700	1,032,275
Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	15,600	645,996
Oil, Gas & Consumable Fuels — 8.7%
BP PLC - ADR	47,700	1,818,324
Chevron Corp.	4,320	484,618
Exxon Mobil Corp.	35,600	3,291,220
Hess Corp.	16,200	1,195,884
Marathon Petroleum Corp.	7,165	646,713
PBF Energy, Inc., Class A	13,500	359,640
Suncor Energy, Inc.	54,195	1,722,317
Tesoro Corp.	6,689	497,327

		10,016,043
Paper & Forest Products — 0.9%
Domtar Corp.	27,150	1,091,973
Pharmaceuticals — 6.3%
AstraZeneca PLC — ADR	16,600	1,168,308
Johnson & Johnson	7,775	813,032
Merck & Co., Inc.	32,895	1,868,107
Pfizer, Inc.	38,270	1,192,111
Teva Pharmaceutical Industries Ltd. — ADR	38,173	2,195,329

		7,236,887
Road & Rail — 0.8%
Norfolk Southern Corp.	8,800	964,568
Semiconductors & Semiconductor Equipment — 5.0%
Intel Corp.	91,500	3,320,535

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Micron Technology, Inc. (a)	69,800	$2,443,698

		5,764,233
Software — 0.5%
Oracle Corp.	13,880	624,184
Specialty Retail — 2.8%
Lowe’s Cos., Inc.	47,100	3,240,480
Technology Hardware, Storage & Peripherals — 6.1%
EMC Corp.	51,400	1,528,636
Hewlett-Packard Co.	57,627	2,312,571
SanDisk Corp.	7,700	754,446
Seagate Technology PLC	2,700	179,550
Western Digital Corp.	20,940	2,318,058

		7,093,261
Total Long-Term Investments (Cost — $84,894,376) — 99.3%		114,719,643

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(c)	626,837	626,837
Total Short-Term Securities (Cost — $626,837) — 0.6%		626,837
Total Investments (Cost — $85,521,213) — 99.9%		115,346,480
Other Assets Less Liabilities — 0.1%		156,715

Net Assets — 100.0%		$115,503,195

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	722,380	(95,543)	626,837	$802
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$229

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Large Cap Value V.I. Fund

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$114,719,643	—	—	$114,719,643
Short-Term Securities	626,837	—	—	626,837

Total	$115,346,480	—	—	$115,346,480

[1]	See above Schedule of Investments for values in each industry.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Assets and Liabilities

December 31, 2014	BlackRock Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (cost — $84,894,376)	$114,719,643
Investments at value — affiliated (cost — $626,837)	626,837
Investments sold receivable	679,153
Capital shares sold receivable	5,147
Dividends receivable — unaffiliated	109,788
Receivable from Manager	17,211
Dividends receivable — affiliated	130
Securities lending income receivable — affilated	21
Prepaid expenses	658

Total assets	116,158,588

Liabilities
Investments purchased payable	195,647
Capital shares redeemed payable	288,850
Investment advisory fees payable	63,697
Transfer agent fees payable	60,044
Officer’s and Directors’ fees payable	3,689
Distribution fees payable	925
Other affiliates payable	588
Other accrued expenses payable	41,953

Total liabilities	655,393

Net Assets	$115,503,195

Net Assets Consist of
Paid-in capital	$85,632,882
Undistributed net investment income	5,636
Accumulated net realized gain	39,410
Net unrealized appreciation/depreciation	29,825,267

Net Assets	$115,503,195

Net Asset Value
Class I — Based on net assets of $109,570,141 and 8,603,808 shares outstanding, 100 million shares authorized, $0.10 par value	$12.74

Class II — Based on net assets of $4,002,004 and 313,405 shares outstanding, 100 million shares authorized, $0.10 par value	$12.77

Class III — Based on net assets of $1,931,050 and 153,109 shares outstanding, 100 million shares authorized, $0.10 par value	$12.61

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$2,182,439
Dividends — affiliated	802
Securities lending — affiliated — net	229
Foreign taxes withheld	(13,688)

Total income	2,169,782

Expenses
Investment advisory	871,201
Distribution — Class II	6,500
Distribution — Class III	4,007
Transfer agent	3,427
Transfer agent — Class I	225,426
Transfer agent — Class II	9,143
Transfer agent — Class III	3,131
Professional	41,260
Accounting services	31,512
Printing	19,701
Officers and Directors	18,040
Custodian	14,544
Miscellaneous	12,702

Total expenses	1,260,594
Less fees waived by Manager	(117,523)
Less transfer agent fees reimbursed — Class I	(225,426)
Less transfer agent fees reimbursed — Class II	(7,132)
Less transfer agent fees reimbursed — Class III	(1,369)

Total expenses after fees waived and reimbursed	909,144

Net investment income	1,260,638

Realized and Unrealized Gain (Loss)
Net realized gain from investments	15,921,385
Net change in unrealized appreciation/depreciation on investments	(3,982,971)

Total realized and unrealized gain	11,938,414

Net Increase in Net Assets Resulting from Operations	$13,199,052

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statements of Changes in Net Assets	BlackRock Large Cap Value V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$1,260,638	$1,246,992
Net realized gain	15,921,385	9,709,677
Net change in unrealized appreciation/depreciation	(3,982,971)	21,903,430

Net increase in net assets resulting from operations	13,199,052	32,860,099

Distributions to Shareholders From[1]
Net investment income:
Class I	(1,205,217)	(1,278,085)
Class II	(35,033)	(49,280)
Class III	(14,752)	(14,597)
Net realized gain:
Class I	(14,653,547)	(7,663,096)
Class II	(535,310)	(352,924)
Class III	(247,653)	(119,242)

Decrease in net assets resulting from distributions to shareholders	(16,691,512)	(9,477,224)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,998,061)	(3,815,851)

Net Assets
Total increase (decrease) in net assets	(6,490,521)	19,567,024
Beginning of year	121,993,716	102,426,692

End of year	$115,503,195	$121,993,716

Undistributed net investment income, end of year	$5,636	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock Large Cap Value V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$13.22	$10.73	$9.59	$9.80	$9.13

Net investment income[1]	0.15	0.14	0.15	0.12	0.10
Net realized and unrealized gain (loss)	1.47	3.46	1.15	(0.19)	0.68

Net increase (decrease) from investment operations	1.62	3.60	1.30	(0.07)	0.78

Distributions from:[2]
Net investment income	(0.16)	(0.16)	(0.16)	(0.14)	(0.11)
Net realized gain	(1.94)	(0.95)	—	—	—

Total distributions	(2.10)	(1.11)	(0.16)	(0.14)	(0.11)

Net asset value, end of year	$12.74	$13.22	$10.73	$9.59	$9.80

Total Return[3]
Based on net asset value	12.22%	33.61%	13.58%	(0.76)%	8.61%

Ratios to Average Net Assets
Total expenses	1.08%	1.08%	1.01%	0.88%	0.86%

Total expenses after fees waived and reimbursed	0.77%	0.78%	0.82%	0.88%	0.86%

Net investment income	1.10%	1.10%	1.41%	1.13%	1.08%

Supplemental Data
Net assets, end of year (000)	$109,570	$115,094	$97,758	$98,462	$121,090

Portfolio turnover rate	35%	41%	114%	117%	161%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Financial Highlights (continued)	BlackRock Large Cap Value V.I. Fund

	Class II
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$13.25	$10.75	$9.60	$9.81	$9.14

Net investment income[1]	0.13	0.11	0.12	0.11	0.09
Net realized and unrealized gain (loss)	1.46	3.47	1.16	(0.19)	0.68

Net increase (decrease) from investment operations	1.59	3.58	1.28	(0.08)	0.77

Distributions from:[2]
Net investment income	(0.13)	(0.13)	(0.13)	(0.13)	(0.10)
Net realized gain	(1.94)	(0.95)	—	—	—

Total distributions	(2.07)	(1.08)	(0.13)	(0.13)	(0.10)

Net asset value, end of year	$12.77	$13.25	$10.75	$9.60	$9.81

Total Return[3]
Based on net asset value	11.94%	33.39%	13.35%	(0.89)%	8.47%

Ratios to Average Net Assets
Total expenses	1.23%	1.20%	1.18%	1.03%	1.01%

Total expenses after fees waived and reimbursed	0.97%	0.98%	1.00%	1.03%	1.00%

Net investment income	0.92%	0.90%	1.22%	0.99%	0.96%

Supplemental Data
Net assets, end of year (000)	$4,002	$5,324	$3,682	$2,909	$2,239

Portfolio turnover rate	35%	41%	114%	117%	161%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights (concluded)	BlackRock Large Cap Value V.I. Fund

	Class III
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$13.12	$10.66	$9.52	$9.74	$9.07

Net investment income[1]	0.10	0.09	0.12	0.10	0.08
Net realized and unrealized gain (loss)	1.44	3.44	1.14	(0.20)	0.69

Net increase (decrease) from investment operations	1.54	3.53	1.26	(0.10)	0.77

Distributions from:[2]
Net investment income	(0.11)	(0.12)	(0.12)	(0.12)	(0.10)
Net realized gain	(1.94)	(0.95)	—	—	—

Total distributions	(2.05)	(1.07)	(0.12)	(0.12)	(0.10)

Net asset value, end of year	$12.61	$13.12	$10.66	$9.52	$9.74

Total Return[3]
Based on net asset value	11.72%	33.16%	13.26%	(1.09)%	8.46%

Ratios to Average Net Assets
Total expenses	1.32%	1.33%	1.26%	1.13%	1.10%

Total expenses after fees waived and reimbursed	1.13%	1.14%	1.15%	1.13%	1.10%

Net investment income	0.73%	0.74%	1.13%	0.93%	0.85%

Supplemental Data
Net assets, end of year (000)	$1,931	$1,576	$987	$928	$607

Portfolio turnover rate	35%	41%	114%	117%	161%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements	BlackRock Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014 any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

Effective May 1, 2014, the Manager has agreed to voluntarily waive 0.10% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,212 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $69 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $36,061.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $39,759,309 and $58,373,673, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$2,306,414	$4,664,591
Long-term capital gains	14,385,098	4,812,633

Total	$16,691,512	$9,477,224

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$5,636
Undistributed long-term capital gains	1,429,579
Net unrealized gains[1]	28,435,098

Total	$29,870,313

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$86,911,383

Gross unrealized appreciation	$29,863,197
Gross unrealized depreciation	(1,428,100)

Net unrealized appreciation	$28,435,097

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Large Cap Value V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class l
Shares sold	158,048	$2,132,491	236,875	$2,950,888
Shares issued in reinvestment of distributions	1,226,020	15,858,766	680,295	8,941,181
Shares redeemed	(1,484,399)	(20,198,249)	(1,326,356)	(16,728,738)

Net decrease	(100,331)	$(2,206,992)	(409,186)	$(4,836,669)

Class ll
Shares sold	149,529	$2,046,081	242,343	$2,949,443
Shares issued in reinvestment of distributions	43,951	570,343	30,534	402,204
Shares redeemed	(281,930)	(3,843,922)	(213,552)	(2,657,091)

Net increase (decrease)	(88,450)	$(1,227,498)	59,325	$694,556

Class lll
Shares sold	52,860	$720,659	49,308	$602,306
Shares issued in reinvestment of dividends and distributions	20,500	262,405	10,261	133,838
Shares redeemed	(40,364)	(546,635)	(32,046)	(409,882)

Net increase	32,996	$436,429	27,523	$326,262

Total Net Decrease	(155,785)	$(2,998,061)	(322,338)	$(3,815,851)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Value V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

•

Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance. Fund management believes that this addition to the performance benchmarks more accurately reflects the investment strategy of the Fund.

•

For the 12-month period ended December 31, 2014, the Fund underperformed its blended benchmark (50% MSCI All Country World Index (“ACWI”)/50% Citigroup World Government Bond Index (“WGBI”) (hedged into USD)), but outperformed its performance benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s positioning around a Eurozone recovery theme detracted from performance, as downward revisions in growth expectations hurt equity markets across the region. Additionally, exposure to energy weighed on performance later in the year, as the Organization of the Petroleum Exporting Countries (“OPEC”) cartel maintained stable production even as oil prices declined sharply. Within fixed income, the Fund was tactically underweight duration (interest rate sensitivity), which detracted from performance as interest rates fell over the period.

•	The Fund held a higher-than-usual allocation to cash as a means of reducing overall portfolio volatility, which detracted from returns relative to the blended benchmark.

•

The Fund’s performance benefited from an overweight in equities relative to fixed income. In addition, overweight positions in the U.S. dollar and U.S. equities added to performance as the domestic growth outlook strengthened. Within the United States, the Fund benefited from its allocations to financials and information technology (“IT”). A constructive view on Japanese reflation, reflected in an overweight in Japanese equities and a yen underweight, contributed to performance. A short position in the euro also aided performance as the currency declined in value relative to the U.S. dollar. An Australian bond overweight aided performance, as mixed economic data and the central bank’s desire to maintain current rate levels led to a sharp decline in Australian bond yields.

Describe recent portfolio activity.

•

The Fund shifted exposure to international developed equities, most notably to Europe and Japan, where valuations appeared relatively attractive and monetary policies were supportive. Specifically, the Fund introduced positions in peripheral economies such as Italy and Spain, while maintaining existing tilts to key core economies Germany and France. At the same time, the Fund increased its underweight position in the euro. The Fund continued to hold overweight positions in the U.S. dollar, U.S. equities, and U.S. sectors positioned to profit from a recovery in domestic economic momentum. The Fund reduced exposure to financials and IT given strong relative performance, and introduced a position in energy.

•

Within fixed income, the Fund has maintained lower sensitivity to interest rate movements given a more a cautious view on the direction of interest rates, primarily expressed through a higher allocation to cash and short U.S. Treasury futures positions. Additionally, the Fund initiated an Australian bond overweight, as China’s transition to a lower growth model will likely reduce global demand for iron ore and hinder growth prospects in Australia’s mining-dependent economy. Toward the end of the period, the Fund took profits on the Australian bond overweight position following strong performance.

•

Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of derivatives had a positive impact on performance.

Describe portfolio positioning at period end.

•

Relative to its blended benchmark, the Fund ended the period overweight in equities and underweight in fixed income, while continuing to hold an allocation to cash. The Fund maintained significant exposure to developed economies, most notably the United States, Europe and Japan, given a generally favorable backdrop for equities in these regions. In addition, the Fund was overweight the U.S. financials, IT and energy sectors. Within fixed income, the Fund maintained a lower profile with respect to duration and interest rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	99%
Non-Agency Mortgage-Backed Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments.

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]	A customized weighted index is comprised of the returns of 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

[6]

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	5 Years[8]	10 Years[8]
Class I7	0.06%	2.28%	7.41%	4.27%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	1.16	6.34	7.06	5.74
MSCI ACWI	(1.90)	4.16	9.17	6.09
Citigroup WGBI (hedged into USD)	4.26	8.35	4.35	4.57
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01	0.03	0.09	1.54

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.60	$5.04	$1,000.00	$1,020.16	$5.09	1.00%
[9]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 1.07%, 10/25/34	$7	$6,946
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.76%, 12/25/34	8	7,321
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.72%, 4/25/35	2	1,628
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.66%, 9/25/34	13	11,595
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.46%, 1/25/35	14	13,162
Total Asset-Backed Securities — 0.2%		40,652

Investment Companies	Shares
Energy Select Sector SPDR Fund	8,403	665,182
Financial Select Sector SPDR Fund	33,835	836,740
iShares 1-3 Year Credit Bond ETF (b)	10,156	1,068,208
iShares Core U.S. Aggregate Bond ETF (b)	24,611	2,710,163
iShares MSCI EAFE ETF (b)	27,461	1,670,727
SPDR Barclays International Treasury Bond ETF	80,574	4,458,159
Technology Select Sector SPDR Fund	20,521	848,543
Total Investment Companies — 57.6%		12,257,722

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations — 0.4%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	$32	$25,517
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(c)	27	27,499
Series 2011-5R, Class 2A1, 2.68%, 8/27/46 (a)(c)	24	23,520
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.96%, 11/25/34 (a)	6	6,189
Total Non-Agency Mortgage-Backed Securities — 0.4%		82,725
Total Long-Term Investments (Cost — $12,791,200) — 58.2%		12,381,099

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(d)	8,221,571	8,221,571
Total Short-Term Securities (Cost — $8,221,571) — 38.6%		8,221,571
Total Investments (Cost — $21,012,771) — 96.8%		20,602,670
Other Assets Less Liabilities — 3.2%		680,072

Net Assets — 100.0%		$21,282,742

Portfolio Abbreviations
CHF	Swiss Franc	GBP	British Pound	SPDR	Standard & Poor’s Depositary Receipts
ETF	Exchange Traded Fund	JPY	Japanese Yen	TWD	New Taiwan Dollar
EUR	Euro

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	4,965,981	3,255,590	[1]	—	8,221,571	$8,221,571	$3,121	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—	[1]	—	—	—	$677	—
iShares 1-3 Year Credit Bond ETF	10,156	—		—	10,156	$1,068,208	$10,005	—
iShares Core U.S. Aggregate Bond ETF	24,611	—		—	24,611	$2,710,163	$64,938	—
iShares MSCI EAFE ETF	18,186	16,269		6,994	27,461	$1,670,727	$62,100	$65,231
iShares MSCI Emerging Markets ETF	22,585	—		22,585	—	—	—	$(43,254)
iShares MSCI Mexico Capped Investable Market ETF	1,037	—		1,037	—	—	—	$(6,655)

[1]	Represents net shares/beneficial interest purchased.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents the current yield as of report date.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
15	CAC 40 10 Euro Futures	Paris	January 2015	$776,310	$3,225
5	IBEX 35 Index	Madrid	January 2015	$619,807	10,493
3	DAX Index	Eurex	March 2015	$893,337	8,055
5	FTSE/MIB Index	Milan	March 2015	$576,863	10,032
12	Nikkei 225 Index	Osaka	March 2015	$1,748,205	(50,682)
(1)	CHF Currency Futures	Chicago Mercantile	March 2015	$125,925	3,426
(18)	EUR Currency Futures	Chicago Mercantile	March 2015	$2,724,075	77,048
(9)	GBP Currency Futures	Chicago Mercantile	March 2015	$875,812	6,846
(23)	JPY Currency Futures	Chicago Mercantile	March 2015	$2,400,338	36,905
(45)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	$9,836,719	12,818
(35)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	$4,162,539	3,131
(14)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	$1,775,156	(9,535)
Total					$111,762

•	As of December 31, 2014, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Amount		Counterparty	Expiration Date	Contract Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation
TAIEX Futures Contracts January 2015	TWD 46,872,146	[1]	Deutsche Bank AG	1/21/15	26	$43,955	—	$43,955

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$40,652	—	$40,652
Investment Companies	$12,257,722	—	—	12,257,722
Non-Agency Mortgage-Backed Securities	—	82,725	—	82,725
Short-Term Securities	8,221,571	—	—	8,221,571

Total	$20,479,293	$123,377	—	$20,602,670

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$31,805	$43,955	—	$75,760
Foreign currency exchange contracts	124,225	—	—	124,225
Interest rate contracts	15,949	—	—	15,949
Liabilities:
Equity contracts	(50,682)	—	—	(50,682)
Interest rate contracts	(9,535)	—	—	(9,535)

Total	$111,762	$43,955	—	$155,717

[1] Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$105,017	—	—	$105,017
Foreign currency at value	45,169	—	—	45,169
Cash pledged for financial futures contracts	502,000	—	—	502,000

Total	$652,186	$—	—	$652,186

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Assets and Liabilities

December 31, 2014	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (cost — $7,249,825)	$6,932,001
Investments at value — affiliated (cost — $13,762,946)	13,670,669
Cash	105,017
Cash pledged for financial futures contracts	502,000
Foreign currency at value (cost — $51,041)	45,169
Variation margin receivable on financial futures contracts	24,370
Investments sold receivable	4,696
Unrealized appreciation on OTC swaps	43,955
Dividends receivable — affiliated	37,434
Receivable from Manager	2,814
Interest receivable	292
Prepaid expenses	126

Total assets	21,368,543

Liabilities
Variation margin payable on financial futures contracts	12,598
Capital shares redeemed payable	830
Professional fees payable	26,058
Custodian fees payable	14,369
Transfer agent fees payable	12,912
Pricing fees payable	9,680
Investment advisory fees payable	6,618
Officer’s and Directors’ fees payable	1,071
Other affiliates payable	116
Other accrued expenses payable	1,549

Total liabilities	85,801

Net Assets	$21,282,742

Net Assets Consist of
Paid-in capital	$21,362,847
Undistributed net investment income	56
Undistributed net realized gain	180,095
Net unrealized appreciation/depreciation	(260,256)

Net Assets	$21,282,742

Net Asset Value
Class I — Based on net assets of $21,282,742 and 1,553,834 shares outstanding, 100 million shares authorized, $0.10 par value	$13.70

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — unaffiliated	$153,066
Dividends — affiliated	140,164
Interest	4,753
Securities lending — affiliated — net	677

Total income	298,660

Expenses
Investment advisory	124,330
Professional	103,450
Transfer agent	4,453
Transfer agent — Class I	43,695
Printing	36,464
Custodian	20,719
Accounting services	11,824
Pricing	10,954
Officer and Directors	834
Miscellaneous	3,870

Total expenses	360,593
Less fees waived by Manager	(75,017)
Less transfer agent fees reimbursed — Class I	(43,695)

Total expenses after fees waived and/or reimbursed	241,881

Net investment income	56,779

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	761,164
Investments — affiliated	15,322
Financial futures contracts	807,207
Swaps	(10,287)
Foreign currency transactions	(98,714)

1,474,692

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(867,692)
Investments — affiliated	(102,398)
Financial futures contracts	(97,224)
Swaps	43,955
Foreign currency translations	(6,534)

(1,029,893)

Net realized and unrealized gain	444,799

Net Increase in Net Assets Resulting from Operations	$501,578

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statements of Changes in Net Assets	BlackRock Managed Volatility V.I. Fund

	Year Ended December 31,
Decrease in Net Assets:	2014	2013

Operations
Net investment income	$56,779	$117,475
Net realized gain	1,474,692	4,070,831
Net change in unrealized appreciation/depreciation	(1,029,893)	(1,243,506)

Net increase in net assets resulting from operations	501,578	2,944,800

Distributions to Shareholders From[1]
Net investment income	—	(209,940)
Net realized gain	(1,545,799)	(671,195)

Decrease in net assets resulting from distributions to shareholders	(1,545,799)	(881,135)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,765,081)	(3,946,789)

Net Assets
Total decrease in net assets	(2,809,302)	(1,883,124)
Beginning of year	24,092,044	25,975,168

End of year	$21,282,742	$24,092,044

Undistributed (distributions in excess of) net investment income, end of year	$56	$(1,836)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.41	$13.28	$12.26	$12.07	$11.30

Net investment income[1]	0.04	0.07	0.20	0.21	0.18
Net realized and unrealized gain	0.29	1.60	1.01	0.26	0.81

Net increase from investment operations	0.33	1.67	1.21	0.47	0.99

Distributions from:[2]
Net investment income	—	(0.13)	(0.19)	(0.28)	(0.22)
Net realized gain	(1.04)	(0.41)	—	—	—

Total distributions	(1.04)	(0.54)	(0.19)	(0.28)	(0.22)

Net asset value, end of year	$13.70	$14.41	$13.28	$12.26	$12.07

Total Return[3]
Based on net asset value	2.28%	12.62%	9.88%	3.84%	8.76%

Ratios to Average Net Assets
Total expenses	1.60%[4]	1.78%[5]	1.36%	1.16%	1.14%

Total expenses after fees waived and/or reimbursed	1.07%[4]	1.23%[5]	1.22%	1.14%	1.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.07%[4]	1.23%[5]	1.22%	1.13%	1.10%

Net investment income	0.25%[4]	0.47%[5]	1.49%	1.71%	1.60%

Supplemental Data
Net assets, end of year (000)	$21,283	$24,092	$25,975	$26,860	$29,641

Portfolio turnover rate[6]	64%	241%	502%	570%	730%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.23%.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.22%.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	64%	229%	400%	400%	547%

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Notes to Financial Statements	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts and swaps), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investments in IOs.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$15,949	$9,535
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]	124,225	—
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps	75,760	50,682
Total		$215,934	$60,217

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(96,330)	$8,765
Foreign currency exchange contracts:
Financial futures contracts	547,226	92,346
Equity contracts:
Financial futures contracts	356,311	(198,335)
Swaps	(10,287)	43,955

Total	$796,920	$(53,269)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$4,739,600
Average notional value of contracts sold	$10,858,072
Total return swaps:
Average notional value	$1,358,914

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of December 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$24,370	$12,598
Swaps-OTC	43,955	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$68,325	$12,598

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(24,370)	$(12,598)

Total derivative assets and liabilities subject to an MNA	$43,955	—

As of December 31, 2014, the following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Deutsche Bank AG	$43,955	—	—	—	$43,955

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion - $3 Billion	0.52%
$3 Billion - $5 Billion	0.50%
$5 Billion - $10 Billion	0.48%
Greater than $ 10 Billion	0.47%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by Manager of its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $5,448.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective March 21, 2014, BNA replaced BlackRock (Hong Kong) Limited as sub-advisor. Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $235 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. Effective May 1, 2014, the Manager has contractually agreed to reimburse all such fees for Class I Shares. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — Class I in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of average daily net assets is 1.00% for Class I Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the independent Directors. Prior to June 1, 2014, the expense limitation as a percentage of average daily net assets was 1.25% for Class I Shares. Prior to May 1, 2014, the 1.25% waiver and/or reimbursement was voluntary. In addition, BlackRock had contractually agreed to waive 0.05% of its management fee until May 1, 2014. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $69,569.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $956 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, including paydowns and excluding short-term securities, were $9,135,951 and $15,037,025, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions and a net operating loss were reclassified to the following accounts:

Undistributed net investment income	$(54,887)
Undistributed net realized gains	$54,887

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$700,001	$209,940
Long-term capital gains	845,798	671,195

Total	$1,545,799	$881,135

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$157,381
Undistributed long-term capital gains	164,633
Net unrealized losses[1]	(402,119)

Total	$(80,105)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$21,012,715

Gross unrealized appreciation	$191,237
Gross unrealized depreciation	(601,282)

Net unrealized depreciation	$(410,045)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015,

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
Class I	Shares	Amount	Shares	Amount
Shares sold	13,500	$197,483	8,231	$118,103
Shares issued in reinvestment of distributions	111,166	1,545,799	61,371	881,135
Shares redeemed	(242,976)	(3,508,363)	(353,436)	(4,946,027)

Net decrease	(118,310)	$(1,765,081)	(283,834)	$(3,946,789)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Volatility V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Volatility V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Managed Volatility V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	21

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Money Market V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Money Market Overview	BlackRock Money Market V.I. Fund

For the 12-Month Period Ended December 31, 2014

The Federal Open Market Committee (“FOMC”) maintained the federal funds rate in the target range of 0.00% to 0.25% during the 12-month period ended December 31, 2014. U.S. economic performance gained momentum as the year progressed. While the economy contracted by 2.1% in the first quarter of 2014, the factors that were hindering growth proved to be temporary. U.S. gross domestic product rebounded strongly growing at seasonally adjusted rates of 4.6% and 5.0% in the second and third quarters, respectively. The job market improved markedly, with the unemployment rate falling to 5.8% in November, a level not seen since before the financial crisis. In the latter part of 2014, U.S. policymakers became increasingly concerned that tumultuous financial markets, a strengthening dollar and economic weakness overseas, particularly in Europe, would present headwinds to growth in the United States. Despite these reservations, the FOMC decided that enough progress had been made toward attaining its dual objectives of maximum employment within the context of price stability to proceed with its plan to end its asset purchase program in October.

In the eurozone, slow economic growth combined with falling inflation measures continued to disappoint policymakers. In an effort to spur growth and combat deflationary pressures, the European Central Bank (“ECB”) cut its key rates by 0.10% in July, and again by an additional 0.10% in September, boldly taking the deposit rate to a negative 0.20%. The central bank also implemented an asset purchase program focused on asset-backed securities and covered bonds. In December, falling energy prices pushed the consumer price index lower on a year-over-year basis for the first time in five years. Mounting pressure on the ECB to pull out all stops in its battle with deflation raised expectations for large-scale purchases of government bonds in early 2015.

London Interbank Offered Rates (“LIBOR”) remained virtually unchanged over the period amid highly accommodative monetary policy. The benchmark three-month LIBOR ended the period at 0.26%, just one basis point higher than it was at the end of 2013. U.S. Treasury bills outstanding declined by $134 billion over the same period as the federal budget deficit improved and the Treasury Department cut the size of its weekly bill auctions to make room for the issuance of two-year floating rate notes (“FRNs”) – the first new structure issued in nearly 17 years. Treasury FRN issuance totaled $164 billion in 2014. After capping its fixed-rate reverse repurchase agreement program (“RRP”) at $300 billion in September, the Fed offered an additional $300 billion in collateral to facility participants in December through term repo operations that matured on January 5, 2015. These operations were well received by money market participants, who purchased $226 billion at rates ranging from 0.07% to 0.10%.

In the short-term tax-exempt market, conditions remained stable, with strong demand and low supply. During the 12-month period, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged between a high of 0.12% and an all-time low of 0.03%, averaging just 0.05% for the period. As monetary policy continued to be accommodative and rates on taxable overnight repos remained low by historical measures for much of the period, tax-exempt VRDNs were generally an attractive investment alternative for taxable money funds. This cross-over demand, coupled with the natural demand from tax-exempt money funds, has placed additional downward pressure on VRDN yields as evidenced by the prolonged low levels of the SIFMA Index.

Tax-exempt money funds experienced large outflows in April, which is a seasonal trend driven by shareholders redeeming shares to pay their federal and state income tax bills. Tax season rolls into “note season” in June, when municipalities typically issue one-year tax and revenue anticipation notes. Given the continued austerity measures at state and local municipalities, spending has been limited as well as the need to issue debt. As such, the supply of new-issue, one-year fixed-rate notes has continued to decline year-over-year, keeping rates low. One-year note yields ended 2014 at 0.14%, down three basis points for the year. Generally speaking, municipal money market funds seek to take advantage of note season to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of credit enhancement. This year, overall note issuance was approximately 16% lower versus 2013. This lower supply contributed not only to lower one-year rates in the tax-exempt space, but also to additional downward pressure on VRDN rates as investors sought to reinvest their maturing 2013 notes. Given expectations that a change to the FOMC’s monetary policy is on the horizon, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full year maturity, thereby steepening the yield curve.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Fund Summary as of December 31, 2014	BlackRock Money Market V.I. Fund

Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	34%
Commercial Paper	28
Certificates of Deposit	13
U.S. Treasury Obligations	9
U.S. Government Sponsored Agency Obligations	8
Municipal Bonds	6
Corporate Notes	2
Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, acquired fund fees and expenses and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.10	$0.86	$1,000.00	$1,024.35	$0.87	0.17%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Schedule of Investments December 31, 2014	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 12.7%
Citibank N.A.:
0.24%, 5/05/15	$9,000	$9,000,000
0.25%, 5/11/15	1,000	1,000,000
State Street Bank and Trust Co., 0.28%, 10/01/15 (a)	7,000	7,000,000
Wells Fargo Bank N.A.:
0.30%, 11/19/15 (a)	5,000	5,000,000
0.29%, 11/30/15 (a)	5,000	5,000,000
0.29%, 12/08/15 (a)	2,000	2,000,000
Total Certificates of Deposit — 12.7%		29,000,000

Commercial Paper (b)
BNP Paribas Finance, Inc.:
0.27%, 1/20/15	3,000	2,999,595
0.20%, 2/03/15	5,000	4,999,111
Cafco LLC, 0.25%, 2/02/15	3,000	2,999,354
Chariot Funding LLC, 0.21%, 2/23/15	2,000	1,999,393
Charta LLC, 0.18%, 2/24/15	10,000	9,997,350
Ciesco LLC, 0.23%, 2/13/15	6,000	5,998,390
Collateralized Commercial Paper Co. LLC, 0.30%, 2/27/15	3,000	2,998,600
Collateralized Commercial Paper II Co. LLC:
0.40%, 7/07/15	1,000	997,933
0.39%, 7/17/15	5,000	4,989,383
Crc Funding LLC, 0.25%, 6/05/15	8,000	7,991,444
General Electric Capital Corp., 0.22%, 6/04/15	10,000	9,990,650
Jupiter Securitization Co. LLC, 0.26%, 8/13/15	7,000	6,988,726
Total Commercial Paper — 27.6%		62,949,929

Corporate Notes — 2.2%
Metropolitan Life Global Funding I, 1.70%, 6/29/15 (c)	5,000	5,033,116

Municipal Bonds (d)
Blount County Public Building Authority RB (Solar Eclipse Project) Eclipse Funding Trust Series 2007-B-12-A-0005 VRDN (US Bank N.A. LOC, US Bank N.A. SBPA), 0.04%, 1/07/15 (c)(e)	1,900	1,900,000
New York State HFA RB (10 Barclay Street Project) Series 2004A VRDN (Fannie Mae Guaranty), 0.02%, 1/07/15	5,000	5,000,000
New York State HFA RB (Biltmore Tower Housing Project) Series 2002A VRDN (Fannie Mae Guaranty), 0.04%, 1/07/15	3,000	3,000,000

Municipal Bonds (d)	Par (000)	Value
New York State HFA RB (Victory Housing Project) Series 2001A VRDN (Freddie Mac Guaranty, Freddie Mac SBPA), 0.04%, 1/07/15	$5,000	$5,000,000
Total Municipal Bonds — 6.5%		14,900,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes, 0.14%, 02/27/15 (a)	2,000	1,999,923
Federal Farm Credit Bank Variable Rate Notes, 0.20%, 7/20/15 (a)	2,300	2,300,640
Federal Home Loan Bank Discount Notes, 0.09%, 1/23/15 (b)	10,000	9,999,475
Freddie Mac Variable Rate Notes, 0.16%, 11/25/15 (a)	4,000	4,000,000
Total U.S. Government Sponsored Agency Obligations — 8.0%		18,300,038

U.S. Treasury Obligations
U.S. Treasury Bills, 0.13%, 7/02/15 (b)	4,400	4,397,567
U.S. Treasury Notes:
0.25%, 1/31/15	4,000	4,000,308
0.25%, 7/15/15	4,000	4,002,021
0.25%, 8/15/15	2,000	2,001,888
0.09%, 1/31/16 (a)	2,000	1,999,475
0.11%, 4/30/16 (a)	4,200	4,200,011
Total U.S. Treasury Obligations — 9.0%		20,601,270

Repurchase Agreements
Barclays Capital Inc., 0.05%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $15,000,042, collateralized by U.S. Treasury Note, 1.63% due at 12/31/19, original par and fair value of $15,343,200 and $15,300,055, respectively)	15,000	15,000,000
Total Value of Barclays Capital Inc. (collateral value of $15,300,055)		15,000,000
Credit Suisse Securities (USA) LLC, 0.40%, 1/02/15 (d) (Purchased on 11/10/14 to be repurchased at $7,008,427, collateralized by various corporate/debt obligations, 0.00% to 4.70% due from 11/25/37 to 7/25/40, aggregate original par and fair value of $90,095,000 and $8,400,019, respectively)	7,000	7,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $8,400,019)		7,000,000

Portfolio Abbreviations
HFA	Housing Finance Agency	SBPA	Stand-by Bond Purchase	VRDN	Variable Rate Demand Notes
LOC	Letter of Credit		Agreement
RB	Revenue Bonds

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Goldman Sachs & Co., 0.16%, 1/07/15 (Purchased on 12/31/14 to be repurchased at $11,000,342, collateralized by Fannie Mae Bond, 5.27% due at 2/25/43, original par and fair value of $14,824,792 and $11,770,000, respectively)	$11,000	$11,000,000
Total Value of Goldman Sachs & Co. (collateral value of $11,770,000)		11,000,000
Mizuho Securities USA, Inc., 0.08%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $20,000,089, collateralized by various U.S. government sponsored agency obligations, 5.94% to 6.39% due from 5/15/41 to 9/15/42, aggregate original par and fair value of $230,366,060 and $21,400,000, respectively)	20,000	20,000,000
Mizuho Securities USA, Inc., 1.13%, 2/01/15 (d) (Purchased on 3/04/13 to be repurchased at $2,146,076, collateralized by corporate/debt obligation, 2.15% due at 12/20/26, original par and fair value of $2,853,837 and $2,625,000, respectively)	2,100	2,100,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $24,025,000)		22,100,000

Repurchase Agreements	Par (000)	Value
Morgan Stanley & Co. LLC, 0.10%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $6,457,036, collateralized by various corporate/debt and U.S. government sponsored agency obligations, 2.00% to 6.25% due from 12/15/17 to 1/24/33, aggregate original par and fair value of $6,782,000 and $6,587,185, respectively)	$6,457	$6,457,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $6,587,185)		6,457,000
RBC Capital Markets, LLC, 0.08%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $15,000,067, collateralized by various U.S. government sponsored agency obligations, 3.00% to 11.84% due from 2/15/36 to 5/20/44, aggregate original par and fair value of $378,546,908 and $16,056,374, respectively)	15,000	15,000,000
Total Value of RBC Capital Markets, LLC (collateral value of $16,056,374)		15,000,000
Total Repurchase Agreements — 33.6%		76,557,000
Total Investments (Cost — $227,341,353*) — 99.6%		227,341,353
Other Assets Less Liabilities — 0.4%		899,998

Net Assets — 100.0%		$228,241,351

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Rate shown reflects the discount rate at the time of purchase.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (concluded)	BlackRock Money Market V.I. Fund

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$227,341,353	—	$227,341,353

[1]	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014	BlackRock Money Market V.I. Fund

Assets
Investments at value (cost — $150,784,353)	$150,784,353
Repurchase agreements at value (cost — $76,557,000)	76,557,000
Investments sold receivable	4,399,032
Capital shares sold receivable	1,003,393
Interest receivable	22,849
Prepaid expenses	2,157

Total assets	232,768,784

Liabilities
Investments purchased payable	4,397,567
Capital shares redeemed payable	15,258
Investment advisory fees payable	22,304
Officer’s and Directors’ fees payable	4,082
Other affiliates payable	989
Other accrued expenses payable	87,233

Total liabilities	4,527,433

Net Assets	$228,241,351

Net Assets Consist of
Paid-in capital	$228,238,307
Accumulated net realized gain	3,044

Net Assets	$228,241,351

Net Asset Value
Class I — Based on net assets of $228,241,351 and 228,242,448 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Statement of Operations

Year Ended December 31, 2014	BlackRock Money Market V.I. Fund

Investment Income
Interest	$360,025

Expenses
Investment advisory	1,034,797
Transfer agent	4,945
Transfer agent — Class I	93,005
Professional	48,142
Printing	23,342
Officer and Directors	18,993
Custodian	16,969
Accounting services	10,227
Miscellaneous	10,052

Total expenses	1,260,472
Less fees waived by Manager	(809,590)
Less transfer agent fees reimbursed	(90,932)

Total expenses after fees waived and/or reimbursed	359,950

Net investment income	75

Realized Gain
Net realized gain from investments	17,240

Net Increase in Net Assets Resulting from Operations	$17,315

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Money Market V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$75	$69
Net realized gain	17,240	6,758

Net increase in net assets resulting from operations	17,315	6,827

Distributions to Shareholders From[1]
Net investment income	(824)	(69)
Net realized gain	(13,538)	(7,034)

Decrease in net assets resulting from distributions to shareholders	(14,362)	(7,103)

Capital Share Transactions
Proceeds from sales of shares	321,593,820	145,081,146
Reinvestment of distributions	14,060	7,402
Cost of shares redeemed	(272,939,329)	(164,406,782)

Net increase (decrease) in net assets derived from capital share transactions	48,668,551	(19,318,234)

Net Assets
Total increase (decrease) in net assets	48,671,504	(19,318,510)
Beginning of year	179,569,847	198,888,357

End of year	$228,241,351	$179,569,847

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Financial Highlights	BlackRock Money Market V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[1]	0.0000	0.0000	0.0000	0.0000	0.0000
Net realized gain	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0001	0.0000	0.0000	0.0000	0.0000

Distributions from:[2]
Net investment income[3]	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Net realized gains	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0001)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.00%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.61%	0.63%	0.61%	0.58%	0.58%

Total expenses after fees waived and/or reimbursed	0.17%	0.20%	0.25%	0.24%	0.30%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$228,241	$179,570	$198,888	$235,527	$236,788

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Money Market Fund V.I. Fund (the “Fund”). The Fund is classified as diversified.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Notes to Financial Statements (continued)	BlackRock Money Market V.I. Fund

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%
$7 Billion - $10 Billion	0.325%
$10 Billion - $15 Billion	0.300%
Greater than $15 Billion	0.290%

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. This amount is reported in the Statement of Operations as fees waived by Manager.

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,947 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses at 0.02% of average daily net assets. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.25% for Class I until May 1, 2015. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Money Market V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent difference attributable fees received on trade settlements was reclassified to the following accounts:

Undistributed net investment income	$749
Accumulated net realized gain	$(749)

The tax character of distributions was as follows:

	12/31/14	12/31/13
Ordinary income	$14,362	$7,103

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$3,044

6. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Fund’s operations and return potential.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended December 31, 2014, the Fund’s Class I and Class II Shares returned 13.30% and 13.11%, respectively, while the benchmark S&P 500® Index returned 13.69%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on the expenses of each individual share class.

Describe the market environment.

•

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates remained low. Although volatility increased, levels generally remained below the historical norm. The year got off to a rough start, due to heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors were bracing for the impact of the U.S. Federal Reserve scaling back on stimulus. Equity markets around the world declined sharply in January. However, the sell-off was short-lived and equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. Additionally, investors were comforted by the Fed’s dovish stance on short-term interest rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and weather-related.

•

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 as bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

•

However, the combination of high valuations and expectations of higher interest rates left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian airliner over Malaysia, and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

•

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news negatively impacted stocks, spurring a sell-off in September as investors feared the Fed would raise short-term interest rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term interest rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October and continued their climb through year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

•

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

•

As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, positively impacting U.S. stocks.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking to correspond to the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	20%
Financials	17
Health Care	14
Consumer Discretionary	13
Industrials	10
Consumer Staples	9
Energy	9
Utilities	3
Materials	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500®Index.

[3]	An unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	5.99%	13.30%	15.04%	7.34%
Class II4	5.87	13.11	14.91	7.16
S&P 500® Index	6.12	13.69	15.45	7.68

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,059.90	$1.61	$1,000.00	$1,023.64	$1.58	0.31%
Class II	$1,000.00	$1,058.70	$2.39	$1,000.00	$1,022.89	$2.35	0.46%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.7%
The Boeing Co.	7,439	$966,921
General Dynamics Corp.	3,522	484,698
Honeywell International, Inc.	8,784	877,697
L-3 Communications Holdings, Inc.	959	121,035
Lockheed Martin Corp.	3,013	580,213
Northrop Grumman Corp.	2,266	333,986
Precision Castparts Corp.	1,601	385,649
Raytheon Co.	3,462	374,485
Rockwell Collins, Inc.	1,477	124,777
Textron, Inc.	3,118	131,299
United Technologies Corp.	9,526	1,095,490

		5,476,250
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	1,632	122,220
Expeditors International of Washington, Inc.	2,137	95,332
FedEx Corp.	2,962	514,381
United Parcel Service, Inc., Class B	7,807	867,904

		1,599,837
Airlines — 0.4%
Delta Air Lines, Inc.	9,388	461,796
Southwest Airlines Co.	7,637	323,198

		784,994
Auto Components — 0.4%
BorgWarner, Inc.	2,553	140,287
Delphi Automotive PLC	3,304	240,267
The Goodyear Tire & Rubber Co.	3,029	86,539
Johnson Controls, Inc.	7,480	361,583

		828,676
Automobiles — 0.7%
Ford Motor Co.	43,071	667,601
General Motors Co.	15,152	528,956
Harley-Davidson, Inc.	2,391	157,591

		1,354,148
Banks — 6.0%
Bank of America Corp.	117,995	2,110,931
BB&T Corp.	8,102	315,087
Citigroup, Inc.	33,991	1,839,253
Comerica, Inc.	2,030	95,085
Fifth Third Bancorp	9,305	189,589
Huntington Bancshares, Inc.	9,216	96,952
JPMorgan Chase & Co.	41,930	2,623,979
KeyCorp	9,637	133,954
M&T Bank Corp.	1,486	186,671
The PNC Financial Services Group, Inc. (a)	5,904	538,622
Regions Financial Corp.	15,400	162,624
SunTrust Banks, Inc.	5,850	245,115
U.S. Bancorp	20,040	900,798
Wells Fargo & Co.	52,965	2,903,541
Zions Bancorp	2,272	64,775

		12,406,976
Beverages — 2.1%
Brown-Forman Corp., Class B	1,762	154,774
The Coca-Cola Co.	44,231	1,867,433
Coca-Cola Enterprises, Inc.	2,519	111,390
Constellation Brands, Inc., Class A (b)	1,881	184,658
Dr. Pepper Snapple Group, Inc.	2,193	157,194
Molson Coors Brewing Co., Class B	1,774	132,198
Monster Beverage Corp. (b)	1,608	174,227
PepsiCo, Inc.	16,785	1,587,190

		4,369,064

Common Stocks	Shares	Value
Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc. (b)	2,226	$411,877
Amgen, Inc.	8,535	1,359,540
Biogen Idec, Inc. (b)	2,650	899,543
Celgene Corp. (b)	8,965	1,002,825
Gilead Sciences, Inc. (b)	16,927	1,595,539
Regeneron Pharmaceuticals, Inc. (b)	833	341,738
Vertex Pharmaceuticals, Inc. (b)	2,699	320,641

		5,931,703
Building Products — 0.1%
Allegion PLC (b)	1,078	59,786
Masco Corp.	4,015	101,178

		160,964
Capital Markets — 2.3%
Affiliated Managers Group, Inc. (b)	629	133,499
Ameriprise Financial, Inc.	2,063	272,832
The Bank of New York Mellon Corp.	12,628	512,318
BlackRock, Inc. (a)	1,430	511,311
The Charles Schwab Corp.	12,905	389,602
E*Trade Financial Corp. (b)	3,249	78,805
Franklin Resources, Inc.	4,395	243,351
The Goldman Sachs Group, Inc.	4,545	880,957
Invesco Ltd.	4,831	190,921
Legg Mason, Inc.	1,110	59,241
Morgan Stanley	17,101	663,519
Northern Trust Corp.	2,482	167,287
State Street Corp.	4,684	367,694
T. Rowe Price Group, Inc.	2,896	248,651

		4,719,988
Chemicals — 2.4%
Air Products & Chemicals, Inc.	2,161	311,681
Airgas, Inc.	754	86,846
CF Industries Holdings, Inc.	554	150,987
The Dow Chemical Co.	12,430	566,932
E.I. du Pont de Nemours & Co.	10,159	751,156
Eastman Chemical Co.	1,659	125,852
Ecolab, Inc.	3,046	318,368
FMC Corp.	1,487	84,804
International Flavors & Fragrances, Inc.	900	91,224
LyondellBasell Industries NV, Class A	4,662	370,116
Monsanto Co.	5,432	648,961
The Mosaic Co.	3,547	161,921
PPG Industries, Inc.	1,544	356,896
Praxair, Inc.	3,269	423,532
The Sherwin-Williams Co.	914	240,419
Sigma-Aldrich Corp.	1,346	184,765

		4,874,460
Commercial Services & Supplies — 0.4%
The ADT Corp.	2,000	72,460
Cintas Corp.	1,104	86,598
Pitney Bowes, Inc.	2,270	55,320
Republic Services, Inc.	2,816	113,344
Stericycle, Inc. (b)	960	125,837
Tyco International PLC (b)	4,695	205,923
Waste Management, Inc.	4,769	244,745

		904,227
Communications Equipment — 1.7%
Cisco Systems, Inc.	57,375	1,595,886
F5 Networks, Inc. (b)	837	109,199
Harris Corp.	1,172	84,173
Juniper Networks, Inc.	4,319	96,400
Motorola Solutions, Inc.	2,377	159,449

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
QUALCOMM, Inc.	18,654	$1,386,552

		3,431,659
Construction & Engineering — 0.1%
Fluor Corp.	1,759	106,648
Jacobs Engineering Group, Inc. (b)(c)	1,431	63,951
Quanta Services, Inc. (b)	2,397	68,051

		238,650
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	692	76,341
Vulcan Materials Co.	1,489	97,872

		174,213
Consumer Finance — 0.9%
American Express Co.	9,983	928,818
Capital One Financial Corp.	6,225	513,874
Discover Financial Services	5,088	333,213
Navient Corp.	4,646	100,400

		1,876,305
Containers & Packaging — 0.2%
Avery Dennison Corp.	1,025	53,177
Ball Corp.	1,549	105,595
MeadWestvaco Corp.	1,842	81,766
Owens-Illinois, Inc. (b)	1,851	49,958
Sealed Air Corp.	2,374	100,729

		391,225
Distributors — 0.1%
Genuine Parts Co.	1,704	181,595
Diversified Consumer Services — 0.0%
H&R Block, Inc.	3,129	105,385
Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (b)	20,460	3,072,069
CME Group, Inc.	3,559	315,505
Intercontinental Exchange, Inc.	1,266	277,621
Leucadia National Corp.	3,616	81,071
McGraw Hill Financial, Inc.	3,039	270,410
Moody’s Corp.	2,068	198,135
The NASDAQ OMX Group, Inc.	1,293	62,012

		4,276,823
Diversified Telecommunication Services — 2.3%
AT&T Inc.	58,198	1,954,871
CenturyLink, Inc.	6,394	253,075
Frontier Communications Corp.	11,213	74,791
Level 3 Communications, Inc. (b)	3,102	153,177
Verizon Communications, Inc.	46,560	2,178,077
Windstream Holdings, Inc.	6,762	55,719

		4,669,710
Electric Utilities — 1.8%
American Electric Power Co, Inc.	5,500	333,960
Duke Energy Corp.	7,936	662,973
Edison International	3,638	238,216
Entergy Corp.	2,038	178,284
Exelon Corp.	9,670	358,564
FirstEnergy Corp.	4,689	182,824
NextEra Energy, Inc.	4,898	520,608
Northeast Utilities	3,529	188,872
Pepco Holdings, Inc.	2,836	76,373
Pinnacle West Capital Corp.	1,241	84,773
PPL Corp.	7,424	269,714
The Southern Co.	10,097	495,864

Common Stocks	Shares	Value
Electric Utilities (concluded)
Xcel Energy, Inc.	5,693	$204,493

		3,795,518
Electrical Equipment — 0.6%
AMETEK, Inc.	2,740	144,206
Eaton Corp. PLC	5,321	361,615
Emerson Electric Co.	7,785	480,568
Rockwell Automation, Inc.	1,514	168,357

		1,154,746
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	3,451	185,698
Corning, Inc.	14,404	330,284
FLIR Systems, Inc.	1,555	50,242
TE Connectivity Ltd.	4,563	288,610

		854,834
Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	4,866	272,837
Cameron International Corp. (b)	2,214	110,589
Diamond Offshore Drilling, Inc. (c)	761	27,936
Ensco PLC	2,610	78,169
FMC Technologies, Inc. (b)	2,617	122,580
Halliburton Co.	9,498	373,556
Helmerich & Payne, Inc.	1,202	81,039
Nabors Industries Ltd.	3,241	42,068
National Oilwell Varco, Inc.	4,838	317,034
Noble Corp. PLC	2,886	47,821
Schlumberger Ltd.	14,432	1,232,637
Transocean Ltd. (c)	3,800	69,654

		2,775,920
Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	4,913	696,418
CVS Health Corp.	12,862	1,238,739
The Kroger Co.	5,511	353,861
Safeway, Inc.	2,562	89,977
Sysco Corp.	6,602	262,033
Wal-Mart Stores, Inc.	17,721	1,521,879
Whole Foods Market, Inc.	4,026	202,991

		4,365,898
Food Products — 1.6%
Archer-Daniels-Midland Co.	7,203	374,556
Campbell Soup Co.	2,033	89,452
ConAgra Foods, Inc.	4,752	172,403
General Mills, Inc.	6,774	361,257
The Hershey Co.	1,659	172,420
Hormel Foods Corp.	1,525	79,453
The J.M. Smucker Co.	1,147	115,824
Kellogg Co.	2,846	186,242
Keurig Green Mountain, Inc.	1,359	179,925
Kraft Foods Group, Inc.	6,593	413,117
McCormick & Co., Inc.	1,432	106,398
Mead Johnson Nutrition Co.	2,256	226,818
Mondelez International, Inc., Class A	18,875	685,634
Tyson Foods, Inc., Class A	3,276	131,335

		3,294,834
Gas Utilities — 0.0%
AGL Resources, Inc.	1,355	73,861
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	16,896	760,658
Baxter International, Inc.	6,099	446,996
Becton Dickinson & Co.	2,154	299,751

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Boston Scientific Corp. (b)(c)	15,000	$198,750
C.R. Bard, Inc.	847	141,127
CareFusion Corp. (b)	2,314	137,313
Covidien PLC	5,081	519,685
DENTSPLY International, Inc.	1,562	83,208
Edwards Lifesciences Corp. (b)	1,202	153,111
Intuitive Surgical, Inc. (b)	409	216,336
Medtronic, Inc.	11,045	797,449
St. Jude Medical, Inc.	3,219	209,332
Stryker Corp.	3,341	315,157
Varian Medical Systems, Inc. (b)	1,122	97,064
Zimmer Holdings, Inc.	1,903	215,838

		4,591,775
Health Care Providers & Services — 2.3%
Aetna, Inc.	3,953	351,145
AmerisourceBergen Corp.	2,331	210,163
Anthem, Inc.	3,029	380,654
Cardinal Health, Inc.	3,713	299,750
Cigna Corp.	2,943	302,864
DaVita HealthCare Partners, Inc. (b)	1,916	145,118
Express Scripts Holding Co. (b)	8,234	697,173
Humana, Inc.	1,728	248,193
Laboratory Corp. of America Holdings (b)	938	101,210
McKesson Corp.	2,604	540,538
Patterson Cos., Inc.	987	47,475
Quest Diagnostics, Inc.	1,608	107,832
Tenet Healthcare Corp. (b)	1,121	56,801
UnitedHealth Group, Inc.	10,769	1,088,638
Universal Health Services, Inc., Class B	1,021	113,596

		4,691,150
Health Care Technology — 0.1%
Cerner Corp. (b)	3,393	219,391
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	5,034	228,191
Chipotle Mexican Grill, Inc. (b)	348	238,209
Darden Restaurants, Inc.	1,480	86,772
Marriott International, Inc., Class A	2,369	184,853
McDonald’s Corp.	10,919	1,023,110
Royal Caribbean Cruises Ltd. (b)	1,860	153,320
Starbucks Corp.	8,401	689,302
Starwood Hotels & Resorts Worldwide, Inc.	2,004	162,464
Wyndham Worldwide Corp.	1,379	118,263
Wynn Resorts Ltd.	904	134,479
Yum! Brands, Inc.	4,929	359,078

		3,378,041
Household Durables — 0.4%
D.R. Horton, Inc.	3,714	93,927
Garmin Ltd.	1,340	70,792
Harman International Industries, Inc.	769	82,060
Leggett & Platt, Inc.	1,559	66,429
Lennar Corp., Class A	1,991	89,217
Mohawk Industries, Inc. (b)	701	108,907
Newell Rubbermaid, Inc.	3,082	117,393
PulteGroup, Inc.	3,812	81,806
Whirlpool Corp.	880	170,491

		881,022
Household Products — 2.0%
The Clorox Co.	1,466	152,772
Colgate-Palmolive Co.	9,626	666,023
Kimberly-Clark Corp.	4,173	482,148
The Procter & Gamble Co.	30,318	2,761,667

		4,062,610

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	7,345	$101,141
NRG Energy, Inc.	3,739	100,766

		201,907
Industrial Conglomerates — 2.3%
3M Co.	7,190	1,181,461
Danaher Corp.	6,860	587,971
General Electric Co.	112,673	2,847,247
Roper Industries, Inc.	1,134	177,301

		4,793,980
Insurance — 2.8%
ACE Ltd.	3,712	426,435
Aflac, Inc.	5,069	309,665
The Allstate Corp.	4,706	330,597
American International Group, Inc.	15,707	879,749
AON PLC (b)	3,199	303,361
Assurant, Inc.	810	55,428
The Chubb Corp.	2,646	273,782
Cincinnati Financial Corp.	1,676	86,867
Genworth Financial, Inc., Class A (b)	5,425	46,113
The Hartford Financial Services Group, Inc.	4,841	201,821
Lincoln National Corp.	2,934	169,204
Loews Corp.	3,377	141,902
Marsh & McLennan Cos., Inc.	6,073	347,619
MetLife, Inc.	12,747	689,485
Principal Financial Group, Inc.	3,092	160,598
The Progressive Corp.	5,962	160,914
Prudential Financial, Inc.	5,123	463,427
Torchmark Corp.	1,429	77,409
The Travelers Cos., Inc.	3,718	393,550
Unum Group	2,821	98,396
XL Group PLC	2,857	98,195

		5,714,517
Internet & Catalog Retail — 1.2%
Amazon.com, Inc. (b)	4,260	1,322,091
Expedia, Inc.	1,102	94,067
Netflix, Inc. (b)	680	232,295
The Priceline Group, Inc. (b)	589	671,584
TripAdvisor, Inc. (b)	1,241	92,653

		2,412,690
Internet Software & Services — 3.2%
Akamai Technologies, Inc. (b)	1,988	125,164
eBay, Inc. (b)	12,686	711,938
Facebook, Inc., Class A (b)	23,460	1,830,349
Google, Inc.:
Class A (b)	3,199	1,697,581
Class C (b)	3,196	1,682,374
VeriSign, Inc. (b)	1,199	68,343
Yahoo!, Inc. (b)	9,885	499,291

		6,615,040
IT Services — 3.3%
Accenture PLC, Class A	7,027	627,581
Alliance Data Systems Corp. (b)	713	203,954
Automatic Data Processing, Inc.	5,418	451,699
Cognizant Technology Solutions Corp., Class A (b)	6,851	360,774
Computer Sciences Corp.	1,576	99,367
Fidelity National Information Services, Inc.	3,160	196,552
Fiserv, Inc. (b)	2,723	193,251
International Business Machines Corp.	10,326	1,656,703
MasterCard, Inc., Class A	10,985	946,468
Paychex, Inc.	3,666	169,259
Teradata Corp. (b)	1,698	74,169

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
Total System Services, Inc.	1,870	$63,505
Visa, Inc., Class A	5,480	1,436,856
The Western Union Co.	5,816	104,165
Xerox Corp.	12,132	168,150

		6,752,453
Leisure Products — 0.1%
Hasbro, Inc.	1,250	68,737
Mattel, Inc.	3,777	116,879

		185,616
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	3,721	152,338
PerkinElmer, Inc.	1,256	54,925
Thermo Fisher Scientific, Inc.	4,489	562,427
Waters Corp. (b)	947	106,746

		876,436
Machinery — 1.5%
Caterpillar, Inc.	6,792	621,672
Cummins, Inc.	1,909	275,221
Deere & Co.	4,034	356,888
Dover Corp.	1,857	133,184
Flowserve Corp.	1,522	91,061
Illinois Tool Works, Inc.	4,035	382,115
Ingersoll-Rand PLC	2,990	189,536
Joy Global, Inc.	1,098	51,079
PACCAR, Inc.	3,960	269,320
Pall Corp.	1,191	120,541
Parker Hannifin Corp.	1,663	214,444
Pentair PLC	2,096	139,216
Snap-On, Inc.	652	89,154
Stanley Black & Decker, Inc.	1,743	167,467
Xylem, Inc.	2,068	78,729

		3,179,627
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A	2,515	51,910
CBS Corp., Class B	5,329	294,907
Comcast Corp., Class A	28,887	1,675,735
DIRECTV (b)	5,646	489,508
Discovery Communications, Inc.:
Class A (b)	1,648	56,774
Class C (b)	3,057	103,082
Gannett Co., Inc.	2,496	79,697
The Interpublic Group of Cos., Inc.	4,706	97,744
News Corp., Class A (b)	5,655	88,727
Omnicom Group, Inc.	2,802	217,071
Scripps Networks Interactive, Inc., Class A	1,140	85,808
Time Warner Cable, Inc.	3,147	478,533
Time Warner, Inc.	9,408	803,631
Twenty-First Century Fox, Inc., Class A	20,804	798,978
Viacom, Inc., Class B	4,145	311,911
The Walt Disney Co.	17,503	1,648,608

		7,282,624
Metals & Mining — 0.4%
Alcoa, Inc.	13,296	209,944
Allegheny Technologies, Inc.	1,200	41,724
Freeport-McMoRan, Inc.	11,593	270,812
Newmont Mining Corp.	5,567	105,216
Nucor Corp.	3,607	176,923

		804,619

Common Stocks	Shares	Value
Multiline Retail — 1.1%
Dollar General Corp. (b)	3,386	$239,390
Dollar Tree, Inc. (b)	2,327	163,774
Family Dollar Stores, Inc.	1,079	85,468
Kohl’s Corp.	2,289	139,721
Macy’s, Inc.	3,874	254,715
Nordstrom, Inc.	1,595	126,627
Target Corp.	7,147	542,529
Walgreens Boots Alliance, Inc.	9,756	743,407

		2,295,631
Multi-Utilities — 1.2%
Ameren Corp.	2,694	124,274
CenterPoint Energy, Inc.	4,800	112,464
CMS Energy Corp.	3,129	108,733
Consolidated Edison, Inc.	3,310	218,493
Dominion Resources, Inc.	6,552	503,849
DTE Energy Co.	1,977	170,753
Integrys Energy Group, Inc.	892	69,442
NiSource, Inc.	3,562	151,100
PG&E Corp.	5,331	283,822
Public Service Enterprise Group, Inc.	5,649	233,925
SCANA Corp.	1,587	95,855
Sempra Energy	2,583	287,643
TECO Energy, Inc.	2,619	53,663
Wisconsin Energy Corp.	2,541	134,012

		2,548,028
Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp.	5,665	467,363
Apache Corp.	4,215	264,154
Cabot Oil & Gas Corp.	4,660	137,983
Chesapeake Energy Corp.	5,807	113,643
Chevron Corp.	21,225	2,381,021
Cimarex Energy Co.	969	102,714
ConocoPhillips	13,811	953,788
CONSOL Energy, Inc.	2,548	86,148
Denbury Resources, Inc.	3,990	32,439
Devon Energy Corp.	4,336	265,407
EOG Resources, Inc.	6,164	567,519
EQT Corp.	1,695	128,311
Exxon Mobil Corp.	47,510	4,392,299
Hess Corp.	2,851	210,461
Kinder Morgan, Inc.	19,065	806,640
Marathon Oil Corp.	7,547	213,505
Marathon Petroleum Corp.	3,161	285,312
Murphy Oil Corp.	1,871	94,523
Newfield Exploration Co. (b)	1,515	41,087
Noble Energy, Inc.	4,079	193,467
Occidental Petroleum Corp.	8,701	701,388
ONEOK, Inc.	2,312	115,114
Phillips 66	6,192	443,966
Pioneer Natural Resources Co.	1,671	248,728
QEP Resources, Inc.	1,845	37,306
Range Resources Corp.	1,882	100,593
Southwestern Energy Co. (b)	3,928	107,195
Spectra Energy Corp.	7,487	271,778
Tesoro Corp.	1,406	104,536
Valero Energy Corp.	5,826	288,387
The Williams Cos., Inc.	7,577	340,510

		14,497,285
Paper & Forest Products — 0.1%
International Paper Co.	4,764	255,255

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Personal Products — 0.1%
Avon Products, Inc.	4,865	$45,682
The Estee Lauder Cos., Inc., Class A	2,509	191,186

		236,868
Pharmaceuticals — 6.2%
AbbVie, Inc.	17,877	1,169,871
Actavis PLC (b)	2,975	765,795
Allergan, Inc.	3,343	710,688
Bristol-Myers Squibb Co.	18,613	1,098,725
Eli Lilly & Co.	10,994	758,476
Hospira, Inc. (b)	1,876	114,905
Johnson & Johnson	31,405	3,284,021
Mallinckrodt PLC (b)	1,314	130,125
Merck & Co., Inc.	31,986	1,816,485
Mylan, Inc. (b)	4,173	235,232
Perrigo Co. PLC	1,580	264,113
Pfizer, Inc.	70,675	2,201,526
Zoetis, Inc.	5,594	240,710

		12,790,672
Professional Services — 0.2%
The Dun & Bradstreet Corp.	394	47,658
Equifax, Inc.	1,354	109,498
Nielsen Holdings N.V.	3,636	162,638
Robert Half International, Inc.	1,546	90,255

		410,049
Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	4,449	439,784
Apartment Investment & Management Co., Class A	1,626	60,406
AvalonBay Communities, Inc.	1,466	239,530
Boston Properties, Inc.	1,707	219,674
Crown Castle International Corp.	3,766	296,384
Equity Residential	4,081	293,179
Essex Property Trust, Inc.	714	147,512
General Growth Properties, Inc.	7,015	197,332
HCP, Inc.	5,184	228,252
Health Care REIT, Inc.	3,677	278,239
Host Hotels & Resorts, Inc.	8,554	203,329
Iron Mountain, Inc.	2,056	79,485
Kimco Realty Corp.	4,522	113,683
The Macerich Co.	1,599	133,373
Plum Creek Timber Co., Inc.	1,949	83,398
Prologis, Inc.	5,579	240,064
Public Storage	1,635	302,230
Simon Property Group, Inc.	3,488	635,200
Ventas, Inc.	3,286	235,606
Vornado Realty Trust	1,970	231,889
Weyerhaeuser Co.	5,878	210,961

		4,869,510
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (b)	3,178	108,847
Road & Rail — 1.1%
CSX Corp.	11,203	405,885
Kansas City Southern	1,232	150,341
Norfolk Southern Corp.	3,486	382,100
Ryder System, Inc.	590	54,782
Union Pacific Corp.	9,975	1,188,322

		2,181,430
Semiconductors & Semiconductor Equipment — 2.4%
Altera Corp.	3,416	126,187
Analog Devices, Inc.	3,508	194,764
Applied Materials, Inc.	13,715	341,778

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Avago Technologies Ltd.	2,841	$285,776
Broadcom Corp., Class A	6,073	263,143
First Solar, Inc. (b)	859	38,307
Intel Corp.	54,247	1,968,624
KLA-Tencor Corp.	1,829	128,615
Lam Research Corp.	1,800	142,812
Linear Technology Corp.	2,673	121,889
Microchip Technology, Inc.	2,287	103,167
Micron Technology, Inc. (b)	12,046	421,730
NVIDIA Corp.	5,739	115,067
Texas Instruments, Inc.	11,851	633,614
Xilinx, Inc.	2,933	126,970

		5,012,443
Software — 3.8%
Adobe Systems, Inc. (b)	5,320	386,764
Autodesk, Inc. (b)	2,575	154,655
CA, Inc.	3,634	110,655
Citrix Systems, Inc. (b)	1,822	116,244
Electronic Arts, Inc. (b)	3,513	165,164
Intuit, Inc.	3,204	295,377
Microsoft Corp. (d)	92,484	4,295,882
Oracle Corp.	36,297	1,632,276
Red Hat, Inc. (b)	2,102	145,332
salesforce.com, Inc. (b)	6,585	390,556
Symantec Corp.	7,723	198,134

		7,891,039
Specialty Retail — 2.4%
AutoNation, Inc. (b)	824	49,778
AutoZone, Inc. (b)	358	221,641
Bed Bath & Beyond, Inc. (b)	2,066	157,367
Best Buy Co., Inc.	3,247	126,568
CarMax, Inc. (b)	2,390	159,126
GameStop Corp., Class A	1,233	41,675
The Gap, Inc.	2,988	125,825
The Home Depot, Inc.	14,786	1,552,086
L Brands, Inc.	2,775	240,176
Lowe’s Cos., Inc.	10,916	751,021
O’Reilly Automotive, Inc. (b)	1,139	219,394
PetSmart, Inc.	1,115	90,644
Ross Stores, Inc.	2,366	223,019
Staples, Inc.	7,098	128,616
Tiffany & Co.	1,264	135,071
TJX Cos., Inc.	7,733	530,329
Tractor Supply Co.	1,518	119,649
Urban Outfitters, Inc. (b)	1,121	39,381

		4,911,366
Technology Hardware, Storage & Peripherals — 4.7%
Apple Inc.	65,802	7,263,225
EMC Corp.	22,833	679,053
Hewlett-Packard Co.	20,941	840,362
NetApp, Inc.	3,486	144,495
SanDisk Corp.	2,463	241,325
Seagate Technology PLC	3,694	245,651
Western Digital Corp.	2,458	272,101

		9,686,212
Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	3,063	115,046
Fossil Group, Inc. (b)	493	54,595
Michael Kors Holdings Ltd. (b)	2,319	174,157
NIKE, Inc., Class B	7,816	751,508
PVH Corp.	936	119,967
Ralph Lauren Corp.	679	125,724

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods (concluded)
Under Armour, Inc., Class A (b)	1,861	$126,362
VF Corp.	3,886	291,061

		1,758,420
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	5,308	53,717
People’s United Financial, Inc.	3,553	53,935

		107,652
Tobacco — 1.5%
Altria Group, Inc.	22,167	1,092,168
Lorillard, Inc.	4,045	254,592
Philip Morris International, Inc.	17,435	1,420,081
Reynolds American, Inc.	3,469	222,953

		2,989,794
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,049	145,010
United Rentals, Inc. (b)	1,120	114,251
W.W. Grainger, Inc.	680	173,325

		432,586
Total Long-Term Investments (Cost — $73,630,049) — 99.4%		204,699,048

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (a)(e)	1,091,358	$1,091,358

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (a)(e)(f)	$305	304,913
Total Short-Term Securities (Cost — $1,396,271) — 0.7%		1,396,271
Total Investments (Cost — $75,026,320) — 100.1%		206,095,319
Liabilities in Excess of Other Assets — (0.1)%		(104,356)

Net Assets — 100.0%		$205,990,963

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain
BlackRock, Inc.	1,499	34		(103)	1,430	$511,311	$11,057	$8,770
BlackRock Liquidity Funds, TempFund, Institutional Class	6,895,972	—		(5,804,614)[1]	1,091,358	$1,091,358	$1,250	—
BlackRock Liquidity Series, LLC, Money Market Series	$285,495	$19,418	[2]	—	$304,913	$304,913	$8,005	—
The PNC Financial Services Group, Inc.	6,278	158		(532)	5,904	$538,622	$11,543	$14,554

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
13	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	USD	1,334,060	$19,520

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$204,699,048	—	—	$204,699,048
Short-Term Securities	1,091,358	$304,913	—	1,396,271
Total	$205,790,406	$304,913	—	$206,095,319

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$19,520	—	—	$19,520

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $304,913 is categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Statement of Assets and Liabilities

December 31, 2014	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $293,274) (cost — $73,103,589)	$203,649,115
Investments at value — affiliated (cost — $1,922,731)	2,446,204
Capital shares sold receivable	115,095
Dividends receivable — unaffiliated	273,721
Dividends receivable — affiliated	117
Receivable from Manager	9,738
Securities lending income receivable — affiliated	548
Prepaid expenses	21,184

Total assets	206,515,722

Liabilities
Collateral on securities loaned at value	304,913
Variation margin payable on financial futures contracts	15,795
Capital shares redeemed payable	62,866
Investment advisory fees payable	34,937
Professional fees payable	32,373
Officer’s and Directors’ fees payable	3,927
Other affiliates payable	1,011
Distribution fees payable	251
Other accrued expenses payable	68,686

Total liabilities	524,759

Net Assets	$205,990,963

Net Assets Consist of
Paid-in capital	$80,431,180
Undistributed net investment income	35,097
Accumulated net realized loss	(5,563,833)
Net unrealized appreciation/depreciation	131,088,519

Net Assets	$205,990,963

Net Asset Value
Class I — Based on net assets of $204,028,782 and 9,891,626 shares outstanding, 100 million shares authorized, $0.10 par value	$20.63

Class II — Based on net assets of $1,962,181 and 95,772 shares outstanding, 100 million shares authorized, $0.10 par value	$20.49

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock S&P 500 Index V.I. Fund

Investment Income
Dividends — unaffiliated	$4,025,771
Dividends — affiliated	23,850
Securities lending — affiliated — net	8,005
Foreign taxes withheld	(465)

Total income	4,057,161

Expenses
Investment advisory	598,512
Transfer agent	3,135
Transfer agent — Class I	100,058
Transfer agent — Class II	904
Distribution — Class II	2,827
Professional	55,170
Accounting services	48,982
Custodian	29,789
Printing	20,032
Officer and Directors	19,120
Miscellaneous	32,255

Total expenses	910,784
Less fees waived by Manager	(137,286)
Less transfer agent fees reimbursed — Class I	(100,058)
Less transfer agent fees reimbursed — Class II	(904)

Total expenses after fees waived and reimbursed	672,536

Net investment income	3,384,625

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	8,958,824
Investments — affiliated	23,324
Financial futures contracts	627,297

9,609,445

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	12,098,893
Investments — affiliated	116,607
Financial futures contracts	(112,994)

12,102,506

Net realized and unrealized gain	21,711,951

Net Increase in Net Assets Resulting from Operations	$25,096,576

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$3,384,625	$3,037,394
Net realized gain	9,609,445	6,566,452
Net change in unrealized appreciation/depreciation	12,102,506	39,707,472

Net increase in net assets resulting from operations	25,096,576	49,311,318

Distributions to Shareholders From[1]
Net investment income:
Class I	(3,320,811)	(3,044,626)
Class II	(29,196)	(25,465)
Net realized gain:
Class I	(9,660,245)	(5,902,952)
Class II	(94,268)	(54,604)

Decrease in net assets resulting from distributions to shareholders	(13,104,520)	(9,027,647)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(7,653,814)	1,624,505

Net Assets
Total increase in net assets	4,338,242	41,908,176
Beginning of year	201,652,721	159,744,545

End of year	$205,990,963	$201,652,721

Undistributed net investment income, end of year	$35,097	$479

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$19.43	$15.43	$13.92	$14.52	$13.24

Net investment income[1]	0.35	0.30	0.29	0.24	0.22
Net realized and unrealized gain	2.25	4.61	1.87	0.02	1.72

Net increase from investment operations	2.60	4.91	2.16	0.26	1.94

Distributions from:[2]
Net investment income	(0.36)	(0.31)	(0.30)	(0.26)	(0.23)
Net realized gain	(1.04)	(0.60)	(0.35)	(0.60)	(0.43)

Total distributions	(1.40)	(0.91)	(0.65)	(0.86)	(0.66)

Net asset value, end of year	$20.63	$19.43	$15.43	$13.92	$14.52

Total Return[3]
Based on net asset value	13.30%	31.87%	15.60%	1.70%	14.70%

Ratios to Average Net Assets
Total expenses	0.46%	0.46%	0.46%	0.43%	0.43%

Total expenses after fees waived and reimbursed	0.34%	0.41%	0.43%	0.43%	0.42%

Net investment income	1.70%	1.69%	1.87%	1.65%	1.63%

Supplemental Data
Net assets, end of year (000)	$204,029	$199,825	$158,160	$147,145	$163,308

Portfolio turnover rate	3%	4%	4%	4%	5%

	Class II
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$19.31	$15.34	$13.84	$14.44	$13.12

Net investment income[1]	0.32	0.27	0.26	0.22	0.18
Net realized and unrealized gain	2.22	4.58	1.86	0.02	1.75

Net increase from investment operations	2.54	4.85	2.12	0.24	1.93

Distributions from:[2]
Net investment income	(0.32)	(0.28)	(0.27)	(0.24)	(0.18)
Net realized gain	(1.04)	(0.60)	(0.35)	(0.60)	(0.43)

Total distributions	(1.36)	(0.88)	(0.62)	(0.84)	(0.61)

Net asset value, end of year	$20.49	$19.31	$15.34	$13.84	$14.44

Total Return[3]
Based on net asset value	13.11%	31.67%	15.44%	1.58%	14.73%

Ratios to Average Net Assets
Total expenses	0.60%	0.60%	0.61%	0.58%	0.58%

Total expenses after fees waived and reimbursed	0.48%	0.56%	0.58%	0.58%	0.58%

Net investment income	1.55%	1.54%	1.72%	1.52%	1.39%

Supplemental Data
Net assets, end of year (000)	$1,962	$1,828	$1,584	$1,355	$855

Portfolio turnover rate	3%	4%	4%	4%	5%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements	BlackRock S&P 500 Index V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$93,518	$(93,518)	—
UBS Securities LLC	199,756	(199,756)	—

Total	$293,274	$(293,274)	—

[1]

Collateral with a value of $304,913 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
			Value
	Statement of Assets and Liabilities Location		Derivative Assets
Equity contracts	Net unrealized appreciation	[1]	$19,520

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$627,297	$(112,994)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$2,032,659

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee of 0.30% of the Fund’s average daily net assets.

BlackRock has contractually agreed to waive 0.10% of its management fee until May 1, 2015.

Prior to May 1, 2014, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following rates. For assets exceeding $500 million the management fee was subject to a voluntary reduction.

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.300%
$500 Million - $1 Billion	0.275%
Greater than $1 Billion	0.250%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $2,367.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1,2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $2,070 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class II.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.40% for Class II. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $2,698 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $6,644,849 and $17,586,083, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$3,765,097	$3,484,766
Long-term capital gains	9,339,423	5,542,881

Total	$13,104,520	$9,027,647

As of December 31, 2014, the tax components of accumulated net earnings were as follows:
Undistributed ordinary income		$80,367
Undistributed long-term capital gains		198,505
Net unrealized gains[1]		125,280,911

Total		$125,559,783

[1]    The differences between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost		$80,814,985

Gross unrealized appreciation		$126,516,099
Gross unrealized depreciation		(1,235,765)

Net unrealized appreciation		$125,280,334

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	914,408	$18,390,948	1,081,559	$19,801,919
Shares issued in reinvestment of distributions	623,151	12,981,056	464,321	8,947,578
Shares redeemed	(1,931,083)	(39,046,639)	(1,512,631)	(26,975,203)

Net increase (decrease)	(393,524)	$(7,674,635)	33,249	$1,774,294

Class II
Shares sold	18,610	$376,026	7,823	$136,181
Shares issued in reinvestment of distributions	5,967	123,464	4,183	80,069
Shares redeemed	(23,499)	(478,669)	(20,609)	(366,039)

Net increase (decrease)	1,078	$20,821	(8,603)	$(149,789)

Total Net Increase (Decrease)	(392,446)	$(7,653,814)	24,646	$1,624,505

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	21

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Total Return V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund outperformed the benchmark index largely due to its yield curve positioning. Going into 2014, the U.S. yield curve appeared steep, as short-term rates did not fully reflect the risk of the U.S. Federal Reserve normalizing rate policy and long-term rates seemed high given the outlook for growth. The Fund held a curve flattening bias (being overweight the long end and underweight the short end), which contributed to performance (Bond prices rise as rates fall). Another positive contributor was security selection and an overweight in securitized assets, notably commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). A non-benchmark allocation to non-agency residential mortgage-backed securities (“MBS”) added to returns as well. Negative supply and investor demand for yield led to compressed spreads and positive returns across these sectors.

•

An emphasis on the U.S. dollar versus the euro and the yen helped performance, as global monetary policy and economic growth trends diverged. Positioning in the 10-year portion of the Australian yield curve was also a positive contributor, as it benefited from a decline in yields.

•

The Fund’s municipal bond position was another significant contributor to performance. The allocation was made in view of a favorable tax-exempt yields relative to taxable yields, and longer-term municipals benefited as the U.S. yield curve flattened. In addition, the asset class benefited from a positive supply/demand backdrop.

•	On the downside, the Fund’s positioning within the investment grade corporate bond sector and an underweight relative to the benchmark index in agency debentures detracted modestly from results.

Describe recent portfolio activity.

•

The Fund’s corporate credit exposure was reduced late in the period given the low all-in yields and expected high supply in the investment grade market. In keeping with the Fund’s curve flattening bias, an overweight position was implemented in 30-year MBS versus 15-year MBS, with a tilt toward higher coupons. Toward the end of the period, the Fund moved to a modest underweight in Agency MBS. The Fund maintained overweights in CMBS and ABS as the demand for yield continues to support tightening credit spreads in these sectors.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period generally underweight in government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in agency debentures and agency MBS. The Fund also held allocations to sectors not represented in the benchmark index, including high yield debt, non-agency residential MBS, collateralized loan obligations and municipal bonds. The Fund ended the period with a modestly shorter duration (lower interest rate sensitivity) than the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	37%
U.S. Treasury Obligations	20
Corporate Bonds	20
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	8
Foreign Government Obligations	3
Taxable Municipal Bonds	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA/Aaa[2]	67%
AA/Aa	5
A	10
BBB/Baa	8
BB/Ba	3
B	2
CC/Ca	1
N/R	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be as AAA/ Aaa.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

The Fund normally invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2014

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	2.51%	2.35%	1.48%	6.66%	5.84%		4.26%
Class III[4]	2.20	1.85	1.33	6.28	5.56	[7]	3.99	[7]
Barclays U.S. Aggregate Bond Index	—	—	1.96	5.97	4.45		4.71

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]
Class I	$1,000.00	$1,014.80	$3.76	$3.55	$1,000.00	$1,021.48	$3.77	$1,021.68	$3.57
Class III	$1,000.00	$1,013.30	$5.33	$5.13	$1,000.00	$1,019.91	$5.35	$1,020.11	$5.14

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Class I and 1.05% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Class I and 1.01% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 0.88%, 12/25/33 (a)	USD	122	$110,474
ALM X Ltd., Series 2013-10A, Class A2, 2.23%, 1/15/25 (a)(b)		250	242,266
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Class B, 1.66%, 9/10/18		50	50,259
Series 2013-4, Class D, 3.31%, 10/08/19		75	76,223
Series 2014-1, Class B, 1.68%, 7/08/19		115	114,571
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	62	75,408
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.63%, 10/22/25 (a)(b)	USD	250	247,462
Bayview Opportunity Master Fund IIIa Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(b)		125	125,000
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.62%, 1/20/25 (a)(b)		300	299,062
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		172	171,960
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		66	65,833
Series 2013-BA, Class A4, 1.27%, 3/15/19 (b)		115	114,684
Series 2014-AA, Class B, 1.76%, 8/15/19 (b)		60	59,912
Series 2014-AA, Class C, 2.28%, 11/15/19 (b)		75	75,029
CIFC Funding Ltd., Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		250	248,025
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.79%, 9/25/33 (a)		127	120,650
Series 2004-5, Class A, 1.07%, 10/25/34 (a)		143	140,647
Series 2006-SPS1, Class A, 0.39%, 12/25/25 (a)		6	15,001
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Class B, 3.12%, 3/16/20 (b)		250	251,300
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)		505	505,148
Series 2014-1A, Class A, 1.55%, 10/15/21 (b)		250	249,507
Series 2014-2A, Class A, 1.88%, 3/15/22 (b)		250	249,500
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)		149	147,811
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		226	225,197
Dryden XXIV Senior Loan Fund, Series 2012-24A, Class A, 1.66%, 11/15/23 (a)(b)		250	249,806

Asset-Backed Securities		Par (000)	Value
DT Auto Owner Trust, Series 2012-1A, Class D, 4.94%, 7/16/18 (b)	USD	165	$167,905
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.50%, 10/28/24 (a)(b)		250	246,612
ING Investment Management CLO Ltd., Series 2013-2A, Class A1, 1.38%, 4/25/25 (a)(b)		250	245,271
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.16%, 6/17/31 (a)(b)		100	98,680
Series 2014-SFR3, Class A, 1.35%, 12/17/31 (a)(b)		135	134,409
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.76%, 12/25/34 (a)		155	147,632
Navient Private Education Loan Trust:
Series 2014-CTA, Class A, 0.86%, 9/16/24 (a)(b)		141	141,078
Series 2014-CTA, Class B, 1.91%, 10/17/44 (a)(b)		200	198,037
Nelnet Student Loan Trust:
Series 2006-1, Class A6, 0.68%, 8/23/36 (a)(b)		125	120,625
Series 2008-3, Class A4, 1.88%, 11/25/24 (a)		270	282,505
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.92%, 10/15/19 (b)		235	233,887
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.65%, 1/18/24 (a)(b)		260	258,847
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)		260	254,126
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.50%, 8/23/24 (a)(b)		225	221,606
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		300	299,994
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)		310	311,215
Series 2014-2A, Class B, 3.02%, 9/18/24 (b)		100	100,062
Series 2014-2A, Class C, 4.33%, 9/18/24 (b)		100	100,528
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.80%, 7/25/33 (a)		247	228,911
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		390	381,633
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		360	359,395
PFS Financing Corp., Series 2014-BA, Class A, 0.76%, 10/15/19 (a)(b)		295	294,984
Prestige Auto Receivables Trust, Series 2014-1A, Class A2, 0.97%, 3/15/18 (b)		137	136,980
RASC Trust, Series 2003-KS5, Class AIIB, 0.74%, 7/25/33 (a)		104	91,019

Portfolio Abbreviations

BRL	Brazilian Real	EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offer Rate
BZDIOVER	Overnight Brazil CETIP Interbank Rate	JIBAR	Johannesburg Interbank Agreed Rate	RB	Revenue Bonds
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-be-announced
CLO	Collateralized Loan Obligation	MXN	Mexican Peso	TRY	Turkish Lira
COP	Colombian Peso	MXIBTIIE	Mexican Equilibrium Interbank Interest Rate	USD	U.S. Dollar
CZK	Czech Koruna	OTC	Over-the-counter	ZAR	South African Rand
EUR	Euro

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Santander Drive Auto Receivables Trust:
Series 2012-3, Class B, 1.94%, 12/15/16	USD	195	$195,393
Series 2013-2, Class B, 1.33%, 3/15/18		400	400,837
Series 2013-3, Class B, 1.19%, 5/15/18		360	360,148
Series 2014-2, Class C, 2.33%, 11/15/19		173	173,747
Series 2014-4, Class B, 1.82%, 5/15/19		310	310,119
Series 2014-S1, Class R, 1.42%, 8/16/18 (b)		49	48,865
Series 2014-S2, Class R, 1.43%, 11/16/18 (b)		57	56,983
Series 2014-S3, Class R, 1.43%, 2/19/19 (b)		50	50,319
Series 2014-S4, Class R, 1.43%, 4/16/19 (b)		52	51,935
Series 2014-S5, Class R, 1.43%, 6/18/19 (b)		52	52,053
Series 2014-S6, Class R, 1.43%, 12/17/19 (b)		106	105,995
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.72%, 4/25/35 (a)		34	33,383
Scholar Funding Trust, Series 2011-A, Class A, 0.13%, 10/28/43 (a)(b)		166	166,485
SLC Private Student Loan Trust:
Series 2006-A, Class A5, 0.40%, 7/15/36 (a)		335	332,701
Series 2010-B, Class A2, 3.66%, 7/15/42 (a)(b)		119	124,130
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.79%, 12/16/30 (a)		163	160,425
Series 2004-B, Class A2, 0.44%, 6/15/21 (a)		218	216,441
Series 2004-B, Class A3, 0.57%, 3/15/24 (a)		50	47,776
Series 2005-B, Class A2, 0.42%, 3/15/23 (a)		61	60,802
Series 2006-A, Class A4, 0.43%, 12/15/23 (a)		451	447,227
Series 2006-C, Class A4, 0.41%, 3/15/23 (a)		88	86,839
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.66%, 1/15/43 (a)(b)		200	212,723
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		100	104,832
Series 2011-B, Class A3, 2.41%, 6/16/42 (a)(b)		100	105,983
Series 2011-C, Class A2A, 3.40%, 10/17/44 (a)(b)		120	129,386
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		260	279,032
Series 2012-A, Class A1, 1.56%, 8/15/25 (a)(b)		512	517,323
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		385	404,730
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)		210	210,189
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		165	163,134
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		538	528,658
Series 2013-C, Class A2A, 2.94%, 10/15/31 (b)		365	372,761
SLM Student Loan Trust, Series 2008-5, Class A4, 1.93%, 7/25/23 (a)		358	373,014
SpringCastle America Funding LLC:
Series 2014-AA, Class A, 2.70%, 5/25/23 (b)		422	421,496

Asset-Backed Securities		Par (000)	Value
Series 2014-AA, Class B, 4.61%, 10/25/27 (b)	USD	255	$256,999
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.46%, 1/25/35 (a)		278	256,658
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (b)(c)		98	98,182
SWAY Residential Trust, Series 2014-1, Class A, 1.46%, 1/17/20 (a)(b)		195	194,439
Symphony CLO XII Ltd., Series 2013-12A, Class A, 1.53%, 10/15/25 (a)(b)		255	251,309
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.43%, 10/17/26 (a)(b)		250	245,432
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.84%, 1/15/26 (a)(b)		250	249,099
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.71%, 7/17/24 (a)(b)		640	634,689
Total Asset-Backed Securities — 13.6%			18,779,347

Corporate Bonds
Aerospace & Defense — 0.0%
Lockheed Martin Corp., 4.07%, 12/15/42		42	42,381
Raytheon Co., 3.15%, 12/15/24		24	24,072

			66,453
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		90	100,518
5.10%, 1/15/44		51	58,888

			159,406
Airlines — 0.1%
Southwest Airlines Co., 2.75%, 11/06/19		41	41,189
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		14	13,860
United Continental Holdings, Inc., Series B, 6.00%, 7/15/28		80	76,200

			131,249
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		37	37,000
4.88%, 3/15/19		50	49,875
6.00%, 8/01/20		60	61,812

			148,687
Automobiles — 0.2%
General Motors Co.:
4.88%, 10/02/23		90	96,300
4.00%, 4/01/25		55	55,138
6.25%, 10/02/43		55	65,703

			217,141
Banks — 3.8%
Bank of America Corp.:
2.60%, 1/15/19		592	596,603
2.65%, 4/01/19		101	101,741
3.30%, 1/11/23		95	95,007
4.20%, 8/26/24		173	176,239
4.25%, 10/22/26		158	157,645
The Bank of Nova Scotia:
1.30%, 7/21/17		292	291,049
2.80%, 7/21/21		284	284,118
Barclays PLC, 2.75%, 11/08/19		200	198,778
BB&T Corp., 2.45%, 1/15/20		71	70,711

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Banks (concluded)
Citigroup, Inc.:
1.85%, 11/24/17	USD	145	$144,833
2.50%, 9/26/18		141	142,647
2.50%, 7/29/19		297	297,238
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 4.63%, 12/01/23		263	278,968
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)		700	710,850
HSBC Holdings PLC, 4.25%, 3/14/24		200	208,116
JPMorgan Chase & Co.:
4.75%, 3/01/15		215	216,229
1.35%, 2/15/17		344	343,992
2.35%, 1/28/19		76	76,496
2.20%, 10/22/19		71	70,388
3.88%, 9/10/24		177	177,151
Macquarie Bank Ltd.:
1.65%, 3/24/17 (b)		106	106,366
1.60%, 10/27/17 (b)		122	121,198
Wells Fargo & Co.:
1.50%, 7/01/15		110	110,591
2.13%, 4/22/19		154	153,960
3.30%, 9/09/24		49	49,307
4.10%, 6/03/26		68	69,500
5.38%, 11/02/43		60	68,263

			5,317,984
Biotechnology — 0.4%
Amgen, Inc.:
3.63%, 5/22/24		114	115,874
5.65%, 6/15/42		85	101,133
Celgene Corp.:
2.25%, 5/15/19		73	72,485
3.25%, 8/15/22		74	74,476
Gilead Sciences, Inc.:
2.35%, 2/01/20		23	23,124
3.50%, 2/01/25		38	39,003
4.50%, 2/01/45		97	103,674

			529,769
Capital Markets — 0.9%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		124	124,393
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		103	105,684
2.90%, 7/19/18		176	180,555
2.63%, 1/31/19		180	181,099
2.55%, 10/23/19		287	285,952
Morgan Stanley:
3.75%, 2/25/23		151	154,899
5.00%, 11/24/25		96	102,443
4.35%, 9/08/26		131	131,783

			1,266,808
Chemicals — 0.5%
Agrium, Inc.:
3.15%, 10/01/22		52	50,761
5.25%, 1/15/45		27	29,163
The Dow Chemical Co.:
4.13%, 11/15/21		110	116,227
3.50%, 10/01/24		99	97,997
4.38%, 11/15/42		26	25,182
4.63%, 10/01/44		37	37,470
Eastman Chemical Co.:
2.70%, 1/15/20		67	67,380
4.80%, 9/01/42		52	52,586
LYB International Finance BV, 4.00%, 7/15/23		129	131,960

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Monsanto Co.:
2.20%, 7/15/22	USD	16	$15,139
4.40%, 7/15/44		42	43,577
The Sherwin-Williams Co., 4.00%, 12/15/42		21	20,840

			688,282
Communications Equipment — 0.0%
Cisco Systems, Inc., 2.13%, 3/01/19		66	66,311
Consumer Finance — 1.2%
Ally Financial, Inc., 5.13%, 9/30/24		135	137,025
American Express Credit Corp.:
1.13%, 6/05/17		202	201,364
2.25%, 8/15/19		120	120,019
Capital One NA/Mclean VA, 2.95%, 7/23/21		263	261,354
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		455	450,298
3.66%, 9/08/24		200	200,400
Toyota Motor Credit Corp., 2.75%, 5/17/21		262	265,885

			1,636,345
Containers & Packaging — 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		220	231,825
6.88%, 2/15/21		260	271,375

			503,200
Diversified Financial Services — 0.8%
BP Capital Markets PLC:
2.24%, 5/10/19		171	170,793
2.52%, 1/15/20		120	120,140
2.50%, 11/06/22		74	68,948
General Electric Capital Corp., 3.10%, 1/09/23		146	147,824
General Motors Financial Co., Inc.:
2.75%, 5/15/16		139	141,259
2.63%, 7/10/17		265	266,149
4.75%, 8/15/17		175	184,555
Shell International Finance BV, 3.63%, 8/21/42		42	39,950

			1,139,618
Diversified Telecommunication Services — 0.9%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		204	212,925
Level 3 Financing, Inc., 8.13%, 7/01/19		207	219,938
Verizon Communications, Inc.:
2.63%, 2/21/20 (b)		361	356,873
3.45%, 3/15/21		113	115,491
4.40%, 11/01/34		167	165,995
3.85%, 11/01/42		161	143,528

			1,214,750
Electric Utilities — 0.7%
Commonwealth Edison Co., 4.70%, 1/15/44		56	63,790
Duke Energy Carolinas LLC, 4.25%, 12/15/41		121	130,011
Duke Energy Corp., 3.75%, 4/15/24		26	27,046
Entergy Arkansas, Inc., 3.70%, 6/01/24		171	179,183
Florida Power & Light Co., 3.80%, 12/15/42		38	38,356
Georgia Power Co., 3.00%, 4/15/16		205	210,517
PacifiCorp, 3.60%, 4/01/24		234	241,826
Progress Energy, Inc., 4.88%, 12/01/19		16	17,692
Southern California Edison Co., 1.25%, 11/01/17		41	40,711
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (b)		53	53,892

			1,003,024

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Energy Equipment & Services — 0.0%
Transocean, Inc., 6.80%, 3/15/38	USD	20	$17,138
Food & Staples Retailing — 0.2%
CVS Health Corp., 5.30%, 12/05/43		30	35,863
The Kroger Co., 2.95%, 11/01/21		101	100,172
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		51	50,235
4.00%, 4/11/43		33	34,237

			220,507
Food Products — 0.2%
WM Wrigley Jr. Co., 2.90%, 10/21/19 (b)		209	211,703
Health Care Equipment & Supplies — 0.6%
Becton Dickinson and Co.:
1.80%, 12/15/17		32	32,118
2.68%, 12/15/19		101	102,328
3.13%, 11/08/21		52	52,194
3.73%, 12/15/24		103	106,046
4.69%, 12/15/44		15	16,154
Boston Scientific Corp., 2.65%, 10/01/18		74	74,087
CareFusion Corp., 1.45%, 5/15/17		85	84,398
Medtronic, Inc.:
2.50%, 3/15/20 (b)		62	62,163
3.13%, 3/15/22		58	58,728
3.50%, 3/15/25 (b)		62	63,424
4.63%, 3/15/44		90	96,880
4.63%, 3/15/45 (b)		33	35,772

			784,292
Health Care Providers & Services — 1.2%
Aetna, Inc.:
2.75%, 11/15/22		96	93,122
4.50%, 5/15/42		47	49,760
4.13%, 11/07/42		24	24,115
4.75%, 3/15/44		30	33,078
AmerisourceBergen Corp., 1.15%, 5/15/17		200	198,310
Anthem, Inc.:
1.88%, 1/15/18		189	188,947
2.30%, 7/15/18		182	183,007
Series A, 3.70%, 8/15/21		109	113,941
3.30%, 1/15/23		56	55,945
4.65%, 8/15/44		37	39,184
Express Scripts Holding Co., 1.25%, 6/02/17		71	70,263
HCA, Inc., 5.25%, 4/15/25		135	141,075
Tenet Healthcare Corp., 6.25%, 11/01/18		220	238,700
UnitedHealth Group, Inc.:
3.38%, 11/15/21		69	71,590
2.88%, 12/15/21		60	60,683
3.95%, 10/15/42		74	73,557

			1,635,277
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties LLC:
8.00%, 10/01/20 (b)		170	166,600
11.00%, 10/01/21 (b)		191	173,810

			340,410
Household Durables — 0.1%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		159	159,060
Household Products — 0.1%
Kimberly-Clark Corp., 1.90%, 5/22/19		166	164,883
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		103	101,187

Corporate Bonds		Par (000)	Value
Industrial Conglomerates (concluded)
General Electric Co., 4.50%, 3/11/44	USD	95	$104,426

			205,613
Insurance — 1.7%
The Allstate Corp., 3.15%, 6/15/23		42	42,205
American International Group, Inc.:
3.38%, 8/15/20		241	250,351
4.50%, 7/16/44		46	48,600
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43		34	36,044
Loews Corp., 2.63%, 5/15/23		42	39,681
Manulife Financial Corp., 3.40%, 9/17/15		220	223,962
MassMutual Global Funding II, 2.35%, 4/09/19 (b)		200	201,242
MetLife, Inc.:
3.05%, 12/15/22		71	70,871
3.60%, 4/10/24		79	81,073
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (b)		510	509,278
2.30%, 4/10/19 (b)		210	210,935
Prudential Financial, Inc.:
4.75%, 9/17/15		277	284,235
4.50%, 11/15/20		244	264,812
4.60%, 5/15/44		91	95,907
XLIT Ltd., 2.30%, 12/15/18		60	60,039

			2,419,235
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		100	101,016
Internet Software & Services — 0.3%
Alibaba Group Holding Ltd.:
2.50%, 11/28/19 (b)		200	197,303
3.13%, 11/28/21 (b)		200	197,595

			394,898
IT Services — 0.1%
MasterCard Inc., 3.38%, 4/01/24		91	93,408
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.:
3.60%, 8/15/21		157	162,129
3.30%, 2/15/22		126	126,208
4.15%, 2/01/24		53	55,893
5.30%, 2/01/44		17	19,524

			363,754
Machinery — 0.2%
Caterpillar Financial Services Corp., 2.25%, 12/01/19		101	101,111
Caterpillar, Inc., 4.75%, 5/15/64		41	44,613
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 5/01/20		63	62,592
John Deere Capital Corp., 3.35%, 6/12/24		109	111,717

			320,033
Media — 1.0%
CBS Corp., 2.30%, 8/15/19		85	83,985
Comcast Corp., 4.75%, 3/01/44		54	60,177
COX Communications, Inc., 8.38%, 3/01/39 (b)		31	44,195
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		161	172,453
3.80%, 3/15/22		50	50,869
6.38%, 3/01/41		37	43,259
The Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		53	54,250
4.20%, 4/15/24		88	90,007

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
NBCUniversal Media LLC:
4.38%, 4/01/21	USD	63	$69,287
4.45%, 1/15/43		115	121,856
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		102	102,427
Time Warner Cable, Inc., 4.50%, 9/15/42		148	152,136
Time Warner, Inc.:
2.10%, 6/01/19		167	164,529
4.65%, 6/01/44		28	29,192
Viacom, Inc., 2.75%, 12/15/19		123	123,244

			1,361,866
Metals & Mining — 0.5%
Barrick Gold Corp., 3.85%, 4/01/22		78	75,063
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		83	87,378
Freeport-McMoRan, Inc., 4.00%, 11/14/21		98	97,099
Newmont Mining Corp., 3.50%, 3/15/22		76	71,421
Novelis, Inc., 8.75%, 12/15/20		310	328,600
Nucor Corp., 5.20%, 8/01/43		38	41,888
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		37	35,574

			737,023
Multiline Retail — 0.1%
Target Corp., 3.50%, 7/01/24		73	75,787
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20 (b)		47	46,795
3.50%, 2/01/25 (b)		47	47,299
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		92	102,684
CMS Energy Corp., 3.88%, 3/01/24		55	57,109
Consumers Energy Co., 3.95%, 5/15/43		38	39,214
Dominion Resources, Inc.:
1.95%, 8/15/16		143	144,536
2.50%, 12/01/19		109	109,318
DTE Energy Co.:
2.40%, 12/01/19		34	34,006
3.50%, 6/01/24		140	142,428
Pacific Gas & Electric Co.:
4.75%, 2/15/44		48	52,791
4.30%, 3/15/45		38	39,005
PG&E Corp., 2.40%, 3/01/19		69	69,104
Virginia Electric & Power Co., 4.45%, 2/15/44		38	41,508

			925,797
Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp., 3.45%, 7/15/24		165	161,079
Chevron Corp., 2.19%, 11/15/19		33	33,122
Continental Resources, Inc., 4.90%, 6/01/44		48	41,600
Devon Energy Corp., 3.25%, 5/15/22		32	31,435
Energy Transfer Partners LP:
4.15%, 10/01/20		53	54,335
4.65%, 6/01/21		76	79,446
3.60%, 2/01/23		99	95,799
5.95%, 10/01/43		59	64,711
Enterprise Products Operating LLC:
3.90%, 2/15/24		50	50,924
4.45%, 2/15/43		118	116,585
5.10%, 2/15/45		43	46,233
EOG Resources, Inc., 2.45%, 4/01/20		233	231,791
Exxon Mobil Corp., 1.82%, 3/15/19		194	194,442
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		431	424,031
5.00%, 3/01/43		20	18,999
Kinder Morgan, Inc., 3.05%, 12/01/19		239	237,100

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Laredo Petroleum, Inc., 7.38%, 5/01/22	USD	150	$140,250
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		183	154,635
Marathon Petroleum Corp., 4.75%, 9/15/44		38	35,887
MEG Energy Corp., 6.50%, 3/15/21 (b)		521	475,412
Murphy Oil Corp., 2.50%, 12/01/17		229	227,626
Noble Energy, Inc.:
4.15%, 12/15/21		106	108,088
5.05%, 11/15/44		20	19,769
Noble Holding International Ltd., 3.95%, 3/15/22		50	43,803
Occidental Petroleum Corp., 3.13%, 2/15/22		75	74,131
Peabody Energy Corp.:
6.00%, 11/15/18		25	22,688
6.25%, 11/15/21		145	123,975
Phillips 66, 4.88%, 11/15/44		41	41,965
Pioneer Natural Resources Co., 3.95%, 7/15/22		103	101,949
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		175	173,784
4.90%, 2/15/45		46	46,747
Range Resources Corp., 5.75%, 6/01/21		5	5,163
Schlumberger Investment SA, 3.65%, 12/01/23		41	42,859
Suncor Energy, Inc., 3.60%, 12/01/24		154	152,176
TransCanada PipeLines Ltd., 4.63%, 3/01/34		50	50,726
Western Gas Partners LP, 4.00%, 7/01/22		146	147,986
Williams Partners LP, 3.90%, 1/15/25		146	140,317

			4,211,568
Paper & Forest Products — 0.1%
International Paper Co.:
3.65%, 6/15/24		52	51,963
4.80%, 6/15/44		61	62,293

			114,256
Pharmaceuticals — 0.9%
AbbVie, Inc.:
2.90%, 11/06/22		146	143,741
4.40%, 11/06/42		53	54,678
Actavis Funding SCS, 2.45%, 6/15/19		178	174,965
Actavis, Inc., 3.25%, 10/01/22		82	79,837
Bristol-Myers Squibb Co., 4.50%, 3/01/44		107	116,929
Forest Laboratories, Inc.:
4.38%, 2/01/19 (b)		109	115,144
5.00%, 12/15/21 (b)		118	127,773
Novartis Capital Corp., 4.40%, 4/24/20		95	105,109
Pfizer, Inc.:
3.40%, 5/15/24		75	78,028
4.30%, 6/15/43		51	54,618
4.40%, 5/15/44		80	87,019
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		90	92,225

			1,230,066
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.45%, 9/15/21		117	115,027
5.90%, 11/01/21		15	16,885
3.50%, 1/31/23		16	15,459
5.00%, 2/15/24		16	16,967
Ventas Realty LP, 3.75%, 5/01/24		76	76,501

			240,839

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23	USD	54	$53,828
3.75%, 4/01/24		26	27,039
CSX Corp., 4.10%, 3/15/44		38	37,643
Ryder System, Inc., 2.45%, 9/03/19		148	146,957
Union Pacific Corp., 4.82%, 2/01/44		54	61,652
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		135	135,548

			462,667
Software — 0.3%
First Data Corp., 7.38%, 6/15/19 (b)		105	110,513
Oracle Corp.:
2.80%, 7/08/21		230	232,861
4.30%, 7/08/34		78	83,512

			426,886
Specialty Retail — 0.1%
The Home Depot, Inc., 4.40%, 3/15/45		15	16,394
Lowe’s Cos., Inc.:
5.00%, 9/15/43		36	42,115
4.25%, 9/15/44		36	38,017

			96,526
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.:
2.10%, 5/06/19		428	432,859
2.85%, 5/06/21		133	136,054
Hewlett-Packard Co., 3.75%, 12/01/20		164	169,652
Seagate HDD Cayman, 5.75%, 12/01/34 (b)		31	32,694

			771,259
Tobacco — 0.3%
Altria Group, Inc., 2.63%, 1/14/20		59	59,171
Philip Morris International, Inc.:
1.13%, 8/21/17		129	128,457
4.88%, 11/15/43		60	66,890
Reynolds American, Inc.:
3.25%, 11/01/22		71	69,157
4.75%, 11/01/42		56	54,351

			378,026
Trading Companies & Distributors — 0.3%
United Rentals North America, Inc., 7.63%, 4/15/22		360	395,820
Wireless Telecommunication Services — 0.8%
America Movil SAB de CV, 2.38%, 9/08/16		385	390,282
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		390	443,586
Sprint Corp., 7.88%, 9/15/23		135	133,272
T-Mobile USA, Inc.:
6.63%, 4/28/21		55	56,444
6.73%, 4/28/22		50	51,500
6.84%, 4/28/23		15	15,488
Vodafone Group PLC, 2.50%, 9/26/22		54	50,359

			1,140,931
Total Corporate Bonds — 24.7%			34,089,571

Floating Rate Loan Interests(a)
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Loan, 10.00%, 10/15/17		293	294,700

Floating Rate Loan Interests		Par (000)	Value
Media — 0.2%
Charter Communications Operating LLC, Term G Loan, 4.25%, 9/10/21	USD	250	$251,408
Total Floating Rate Loan Interests — 0.4%			546,108

Foreign Agency Obligations
Norway — 0.2%
Statoil ASA, 2.90%, 11/08/20		280	286,413
Total Foreign Agency Obligations — 0.2%			286,413

Foreign Government Obligations
Brazil — 0.2%
Federative Republic of Brazil, 4.25%, 1/07/25		270	270,000
Colombia — 0.2%
Republic of Colombia:
4.38%, 3/21/23	COP	25,000	9,217
4.00%, 2/26/24	USD	205	209,614

			218,831
Italy — 1.7%
Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	EUR	1,664	2,408,245
Mexico — 0.9%
United Mexican States:
4.75%, 6/14/18	MXN	2,800	189,360
5.00%, 12/11/19		1,500	101,008
6.50%, 6/09/22		4,200	298,473
4.00%, 10/02/23	USD	550	570,625
10.00%, 12/05/24	MXN	1,300	115,410

			1,274,876
Peru — 0.1%
Peruvian Government International Bond, 7.35%, 7/21/25	USD	100	132,750
Slovenia — 0.2%
Republic of Slovenia, 4.13%, 2/18/19 (b)		200	209,504
South Africa — 0.1%
Republic of South Africa, 7.75%, 2/28/23	ZAR	998	85,843
Turkey — 0.5%
Republic of Turkey:
8.50%, 9/14/22	TRY	149	65,994
7.10%, 3/08/23		38	15,308
8.80%, 9/27/23		341	154,539
5.75%, 3/22/24	USD	330	368,775
9.00%, 7/24/24	TRY	276	127,564

			732,180
Total Foreign Government Obligations — 3.9%			5,332,229

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.0%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	USD	957	772,806
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.07%, 4/25/46 (a)		239	134,828
Series 2006-OA5, Class 2A1, 0.37%, 4/25/46 (a)		256	206,802

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)	USD	484	$489,482
Series 2014-11R, Class 16A1, 2.92%, 9/27/47 (a)(b)		105	102,900
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.31%, 12/25/36 (a)		210	180,635
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.96%, 11/25/34 (a)		155	153,499
JPMorgan Madison Avenue Securities Trust, Series 2014-1, Class M1, 2.40%, 11/25/24 (a)(b)		75	74,208
LSTAR Securities Investment Trust, Series 2014-1, Class Note, 3.26%, 9/01/21 (a)(b)		309	309,081
Morgan Stanley Resecuritization Trust, Series 2014-R5, Class B1, 0.33%, 11/26/33 (a)(b)		200	177,810
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.39%, 2/25/46 (a)		315	151,657

			2,753,708
Commercial Mortgage-Backed Securities — 6.8%
American Homes 4 Rent Pass-Through Certificates, Series 2014-SFR2, Class A, 3.79%, 10/17/36 (b)		100	101,748
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		78	77,780
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		25	26,198
Series 2007-3, Class A1A, 5.55%, 6/10/49 (a)		258	278,142
Series 2007-3, Class A4, 5.55%, 6/10/49 (a)		630	675,809
Series 2007-3, Class AJ, 5.55%, 6/10/49 (a)		40	41,348
Series 2007-5, Class AM, 5.77%, 2/10/51 (a)		85	89,903
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-FL1, Class A, 1.60%, 12/15/31 (a)		100	100,000
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		203	216,416
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a)		41	44,687
Series 2007-PW17, Class A3, 5.74%, 6/11/50		145	146,099
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.66%, 7/05/33 (a)(b)		100	99,522
Carefree Portfolio Trust, Series 2014-CARE, Class A, 1.49%, 11/15/19 (a)(b)		100	99,610
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.55%, 12/15/27 (a)(b)		160	160,053
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 0.91%, 6/15/33 (a)(b)		184	184,175
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)		25	27,406
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.77%, 5/15/46 (a)		158	170,718

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)	USD	110	$114,784
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		180	178,741
Series 2013-FL3, Class A, 1.68%, 10/13/28 (a)(b)		215	215,326
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		130	130,938
Series 2014-CR20, Class A4, 3.59%, 11/10/47		16	16,641
Series 2014-CR21, Class B, 4.34%, 12/10/47		30	30,990
Series 2014-FL5, Class D, 2.46%, 10/15/31 (a)(b)		100	91,581
Series 2014-KYO, Class F, 3.66%, 6/11/27 (a)(b)		130	129,514
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.90%, 9/15/39 (a)(b)		397	416,215
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.15%, 3/15/18 (a)(b)		180	180,144
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.90%, 6/17/49 (a)(b)		165	177,326
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		146	146,685
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		180	182,381
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		130	140,901
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		360	338,712
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		290	297,123
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (a)		20	21,060
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		74	78,606
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		110	116,122
Series 2014-FL6, Class A, 1.56%, 11/15/31 (a)(b)		105	105,018
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.29%, 11/12/37 (a)		195	200,292
Series 2007-C1, Class A1A, 6.03%, 6/12/50 (a)		112	119,272
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2, 3.10%, 12/15/47		32	32,925
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.33%, 2/12/44 (a)		25	24,226
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (a)		168	169,401
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (a)		315	335,147
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		120	127,721
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		113	122,257
Series 2007-IQ15, Class AM, 6.10%, 6/11/49 (a)		505	542,437

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Non-Agency Mortgage-Backed Securities (concluded)
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (b)(d)	USD	16	$16,006
Series 2011-IO, Class C, 0.00%, 3/23/51 (b)(d)		100	94,500
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		7	6,808
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		120	119,700
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		152	152,388
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		130	129,509
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.94%, 2/16/51 (a)(b)		756	787,575
SCG Trust, Series 2013-SRP1, Class AJ, 2.10%, 11/15/26 (a)(b)		120	120,369
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		202	201,529
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C29, Class AM, 5.34%, 11/15/48		30	31,950
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		150	145,940
Series 2007-C33, Class AJ, 5.94%, 2/15/51 (a)		170	178,122
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		102	101,932

			9,408,428
Interest Only Collateralized Mortgage Obligations — 0.0%
American Home Mortgage Investment Trust, Series 2007-1, Class GIOP, 2.08%, 5/25/47		116	20,225
Interest Only Commercial Mortgage-Backed Securities — 0.9%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		3,475	187,532
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class XA, 1.77%, 1/10/46 (a)		2,805	235,891
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.73%, 2/10/46 (a)		2,642	256,307
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.67%, 11/05/30 (a)(b)		2,340	2,019
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.57%, 4/15/46 (a)		1,088	93,500
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.17%, 12/15/47 (a)		407	30,039
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.80%, 12/15/45 (a)(b)		1,686	165,792
Series 2013-C15, Class XA, 0.63%, 8/15/46 (a)		1,704	59,983
Series 2014-C24, Class XA, 0.99%, 11/15/47 (a)		825	57,024
Series 2014-LC14, Class XA, 1.46%, 3/15/47 (a)		991	83,488

			1,171,575
Total Non-Agency Mortgage-Backed Securities — 9.7%			13,353,936

Other Interests (e)		Beneficial Interest (000)	Value
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (f)(g)	USD	185	$—
Lehman Brothers Holdings, Inc. (f)(g)		1,025	—
Total Other Interests — 0.0%			—

Preferred Securities		Par (000)

Capital Trusts
Banks — 0.2%
Citigroup, Inc.:
5.80% (a)(h)		55	55,000
6.30% (a)(h)		30	29,550
JPMorgan Chase & Co.:
6.10% (a)(h)		18	17,955
6.75% (a)(h)		10	10,550
Wells Fargo & Co., 5.90% (a)(h)		118	118,885

			231,940
Capital Markets — 0.0%
State Street Capital Trust IV, 1.23%, 6/01/77 (a)		30	24,900
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(h)		200	207,500
Total Capital Trusts — 0.3%			464,340

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series S, 8.25%		10,000	38,700
Freddie Mac, Series Z, 8.38%		10,000	39,500

			78,200
Total Preferred Stocks — 0.1%			78,200

Trust Preferreds
Diversified Financial Services — 0.3%
Citigroup Capital XIII, Series 2, 7.88%, 10/30/40 (a)		13,971	371,349
Total Preferred Securities — 0.7%			913,889

Taxable Municipal Bonds		Par (000)
Los Angeles Community College District/CA GO, 6.60%, 8/01/42	USD	30	42,532
Metropolitan Transportation Authority RB, 6.67%, 11/15/39		40	55,027
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		30	40,050
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		45	67,859
New York City Water & Sewer System RB:
5.38%, 6/15/43		200	233,538
5.50%, 6/15/43		240	281,906
5.88%, 6/15/44		30	40,352
New York State Dormitory Authority RB, 5.39%, 3/15/40		30	37,869
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		60	68,446
State of California GO, 7.55%, 4/01/39		175	269,752

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
State of Illinois GO, 5.10%, 6/01/33	USD	165	$164,649
University of California RB, 4.86%, 5/15/12		15	15,909
Total Taxable Municipal Bonds — 0.9%			1,317,889

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2013-C01, Class M2, 5.41%, 10/25/23 (a)		220	237,928
Series 2014-C01, Class M2, 4.57%, 1/25/24 (a)		90	92,619

			330,547
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2014-M13, Class A2, 3.02%, 8/25/24		30	30,683
Freddie Mac:
Series K037, Class A2, 3.49%, 1/25/24		35	37,242
Series K041, Class A2, 3.17%, 10/25/24		85	88,190

			156,115
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.36%, 1/25/22		567	63,611
Series 2014-M13, Class X2, 1.42%, 2/25/24		3,769	47,865
Ginnie Mae, Series 2012-120, Class IO, 0.99%, 2/16/53 (a)		1,080	80,711

			192,187
Mortgage-Backed Securities — 45.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30 (i)		1,600	1,629,000
3.00%, 4/01/29-6/01/43 (a)(i)		5,376	5,487,184
3.14%, 3/01/41 (a)		100	106,785
3.18%, 12/01/40 (a)		151	158,200
3.34%, 6/01/41 (a)		118	124,329
3.50%, 7/01/26-1/01/45 (a)(i)		5,068	5,340,876
4.00%, 2/01/25-1/01/45 (i)		6,553	7,059,124
4.50%, 2/01/25-3/01/44 (i)		4,394	4,759,772
4.70%, 8/01/38 (a)		168	177,297
5.00%, 2/01/33-1/01/42		2,716	3,008,857
5.50%, 2/01/35-9/01/39		1,316	1,481,764
6.00%, 2/01/17-1/01/45 (i)		1,067	1,213,476
6.50%, 5/01/40		464	528,812
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/30 (i)		800	813,662
3.00%, 1/01/30-8/01/43 (i)		2,928	2,973,548
3.02%, 2/01/41 (a)		120	128,052
3.50%, 4/01/42-1/01/45 (i)		1,937	2,020,825
4.00%, 8/01/44-1/01/45 (i)		1,434	1,531,503
4.50%, 2/01/39-1/01/45 (i)		1,438	1,559,036
4.83%, 4/01/38 (a)		243	258,314
5.00%, 10/01/41-1/01/45 (i)		1,087	1,199,655
5.50%, 6/01/41-1/01/45 (i)		369	412,661
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/45 (i)		1,883	1,925,603
3.50%, 12/15/42-10/20/44		4,050	4,259,294
4.00%, 9/20/40-1/15/45 (i)		9,681	10,400,560
4.50%, 5/20/41-1/15/45 (i)		2,825	3,096,613
5.00%, 12/15/38-1/15/45 (i)		1,099	1,212,284

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
5.50%, 1/15/45 (i)	USD	500	$558,223

			63,425,309
Total U.S. Government Sponsored Agency Securities — 46.4%			64,104,158

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 11/15/44		4,929	5,179,758
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/42 (j)		657	638,107
1.38%, 2/15/44		259	292,872
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23		375	363,046
0.63%, 1/15/24		588	590,689
U.S. Treasury Notes:
0.50%, 11/30/16 (j)		1,401	1,397,498
1.00%, 12/15/17 (j)		7,690	7,671,975
1.38%, 10/31/19		710	705,673
1.50%, 11/30/19 (j)		8,601	8,546,275
1.88%, 11/30/21 (j)		4,620	4,592,931
2.38%, 8/15/24		865	881,424
2.25%, 11/15/24 (j)		3,901	3,926,808
Total U.S. Treasury Obligations — 25.2%			34,787,056
Total Long-Term Investments (Cost — $172,314,133) — 125.7%			173,510,596

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (k)(l)		1,225,706	1,225,706
Total Short-Term Securities (Cost — $1,225,706) — 0.9%			1,225,706

Options Purchased
(Cost — $103,569) — 0.0%			32,838
Total Investments Before TBA Sale Commitments (Cost — $173,643,408) — 126.6%			174,769,140

TBA Sale Commitments (i)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30	USD	100	(101,813)
3.00%, 1/01/30-1/01/45		1,395	(1,412,523)
3.50%, 1/01/30		924	(976,119)
4.00%, 1/01/30-1/01/45		6,215	(6,627,577)
4.50%, 1/01/45		2,690	(2,919,911)
5.00%, 1/01/45		2,300	(2,541,096)
5.50%, 1/01/45		700	(783,016)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/45		725	(732,363)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/45		1,900	(1,994,406)
4.00%, 1/15/45		7,800	(8,362,971)
4.50%, 1/15/45		310	(338,711)
Total TBA Sale Commitments (Proceeds — $26,712,998) — (19.4)%			(26,790,506)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Value
Total Investments Net of TBA Sale Commitments — 107.2%	$147,978,634
Liabilities in Excess of Other Assets — (7.2)%	(9,912,903)

Net Assets — 100.0%	$138,065,731

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,325,789)	$2,039
BNP Paribas Securities Corp.	$477,396	$1,802
Citigroup Global Markets, Inc.	$260,488	$(7,563)
Credit Suisse Securities (USA) LLC	$(2,387,403)	$(3,598)
Deutsche Bank Securities, Inc.	$(462,215)	$3,703
Goldman Sachs & Co.	$(7,710,817)	$(24,771)
J.P. Morgan Securities LLC	$(2,076,272)	$(24,700)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(373,539)	$(820)
Morgan Stanley & Co. LLC	$(331,447)	$53

(j)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(k)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,225,706	1,225,706	$662

(l)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.21%	12/04/14	Open	$4,981,250	$4,982,093
Credit Suisse Securities (USA) LLC	0.19%	12/18/14	Open	648,000	648,048
RBC Capital Markets LLC	(0.03)%	12/23/14	Open	3,030,000	3,030,000
BNP Paribas Securities Corp.	(0.26)%	12/31/14	1/02/15	1,397,498	1,397,498
Deutsche Bank Securities, Inc.	(0.23)%	12/31/14	1/02/15	7,670,775	7,670,775
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(1.83)%	12/31/14	1/02/15	3,582,696	3,582,696
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(1.50)%	12/31/14	1/02/15	2,490,625	2,490,625
Total				$23,800,844	$23,801,735

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
13	Australian Government Bond (3 Year)	Sydney	March 2015	USD	3,183,595	$4,370
20	Australian Government Bond (10 Year)	Sydney	March 2015	USD	15,731,276	25,692
41	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2015	USD	5,927,063	154,274
30	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	USD	6,557,812	(7,494)
9	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	USD	1,070,367	1,149
(19)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	2,409,141	5,448
(4)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	660,750	(28,482)
(35)	Three Month Sterling	NYSE Liffe	December 2015	USD	6,762,973	(11,978)
(32)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	7,905,600	2,225
(18)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	4,435,650	622
(18)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	4,425,075	160
(41)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	10,058,325	5,200
Total						$151,186

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	18,522	TRY	41,727	JPMorgan Chase Bank N.A.	1/05/15	$670
USD	61,256	MXN	834,399	JPMorgan Chase Bank N.A.	1/07/15	4,725
USD	11,083	COP	25,425,434	Goldman Sachs International	1/13/15	388
USD	88,670	ZAR	1,036,667	UBS AG	1/20/15	(652)
EUR	54,000	USD	67,843	Goldman Sachs Bank USA	1/21/15	(2,485)
USD	512,732	EUR	404,000	BNP Paribas S.A.	1/21/15	23,759
USD	1,538,675	EUR	1,206,000	JPMorgan Chase Bank N.A.	1/21/15	79,017
USD	235,752	EUR	186,000	Royal Bank of Scotland PLC	1/21/15	10,631
USD	362,152	EUR	290,000	UBS AG	1/21/15	11,157
USD	27,739	MXN	380,000	Deutsche Bank AG	1/21/15	2,016
USD	106,910	MXN	1,472,000	JPMorgan Chase Bank N.A.	1/21/15	7,270
USD	101,196	MXN	1,393,000	Morgan Stanley Capital Services LLC	1/21/15	6,903
USD	45,739	TRY	104,000	BNP Paribas S.A.	1/21/15	1,420
USD	33,878	TRY	76,000	BNP Paribas S.A.	1/21/15	1,490
USD	29,258	TRY	65,844	Citibank N.A.	1/21/15	1,199
USD	50,877	TRY	114,000	Deutsche Bank AG	1/21/15	2,297
TRY	385,105	USD	162,013	BNP Paribas S.A.	1/22/15	2,058
TRY	34,566	USD	14,557	JPMorgan Chase Bank N.A.	1/22/15	169
USD	20,229	TRY	46,318	Deutsche Bank AG	1/22/15	496
USD	29,466	TRY	67,462	Deutsche Bank AG	1/22/15	724
USD	253,268	TRY	579,819	Deutsche Bank AG	1/22/15	6,240
USD	63,585	MXN	870,350	BNP Paribas S.A.	1/28/15	4,697
USD	126,562	MXN	1,737,045	JPMorgan Chase Bank N.A.	1/30/15	9,047
USD	93,934	MXN	1,279,703	JPMorgan Chase Bank N.A.	2/20/15	7,473
USD	34,568	TRY	78,308	Citibank N.A.	2/20/15	1,412
USD	55,275	MXN	758,411	JPMorgan Chase Bank N.A.	2/24/15	4,047
USD	57,259	MXN	783,957	Morgan Stanley Capital Services LLC	2/24/15	4,305
USD	54,448	MXN	744,653	JPMorgan Chase Bank N.A.	2/25/15	4,152
USD	30,074	TRY	70,542	Deutsche Bank AG	3/17/15	362
TRY	806,243	USD	353,926	Goldman Sachs International	5/07/15	(18,123)
USD	28,442	TRY	65,180	Bank of America N.A.	5/07/15	522
USD	21,799	TRY	49,411	Bank of America N.A.	5/07/15	1,219

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	28,524	TRY	64,630	Bank of America N.A.	5/07/15	$1,605
USD	100,142	TRY	225,790	BNP Paribas S.A.	5/07/15	6,100
USD	47,926	TRY	110,015	Deutsche Bank AG	5/07/15	802
USD	68,118	TRY	153,423	Deutsche Bank AG	5/07/15	4,217
USD	56,922	TRY	128,364	Goldman Sachs International	5/07/15	3,458
Total						$194,787

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Put	USD	98.50	3/13/15	155	$15,500
Euro Dollar 90-Day	Put	USD	98.75	3/13/15	56	15,400
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	76	1,900
Total						$32,800

•	As of December 31, 2014, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	1,435	$5
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	1,300	5
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.36%	Pay	6-month EURIBOR	1/21/15	EUR	1,345	2
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.33%	Pay	6-month EURIBOR	1/29/15	EUR	1,305	26
Total									$38

•	As of December 31, 2014, interest rate indexed floors purchased outstanding were as follows:

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
10Y-2Y CMS Index Floor[1]	0.50%	Goldman Sachs International	12/16/15	USD	66,635	$67,179	$73,299	$(6,120)

[1]	Fund pays the upfront premium and receives the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

•	As of December 31, 2014, interest rate indexed floors sold outstanding were as follows:

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation
10Y-2Y CMS Index Floor[1]	0.00%	Goldman Sachs International	12/16/15	USD	66,635	$(19,647)	$(19,991)	$344

[1]	Fund receives the upfront premium and pays the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

•	As of December 31, 2014, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 23 Version 1	1.00%	Chicago Mercantile	12/20/19	USD	289	$(1,134)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	As of December 31, 2014, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	B+	USD	2,035	$42,725

[1]	Using Standard & Poor’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	535	$1,714
0.42%[2]	6-month EURIBOR	Chicago Mercantile	11/06/19	EUR	167	782
0.66%[2]	6-month EURIBOR	Chicago Mercantile	11/06/21	EUR	344	4,275
2.06%[1]	3-month LIBOR	Chicago Mercantile	11/28/21	USD	86	(336)
2.21%[1]	3-month LIBOR	Chicago Mercantile	11/28/22	USD	74	(615)
2.35%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	35	(402)
2.37%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	26	(348)
2.37%[1]	3-month LIBOR	Chicago Mercantile	10/24/24	USD	9	(117)
Total						$4,953

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	750	$(17,259)	$4,039	$(21,298)
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	230	8,979	3,803	5,176
Republic of South Africa	1.00%	BNP Paribas S.A.	3/20/20	USD	109	4,316	5,244	(928)
Republic of South Africa	1.00%	Goldman Sachs International	3/20/20	USD	26	1,034	988	46
Total						$(2,930)	$14,074	$(17,004)

•	As of December 31, 2014, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	95	$(17,678)	$(2,661)	$(15,017)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	15	(2,792)	(420)	(2,372)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/19	BBB	USD	60	(2,133)	(2,345)	212
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	30	(6,328)	(2,405)	(3,923)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	25	(5,273)	(1,938)	(3,335)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	25	(5,273)	(1,892)	(3,381)
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB	USD	136	(9,946)	(10,382)	436
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	390	(8,975)	(37,028)	28,053
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	95	(3,021)	(13,614)	10,593
Total							$(61,419)	$(72,685)	$11,266

[1]	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.27%[1]	1-day BZDIOVER	Citibank N.A.	1/02/15	BRL	2,085	223	$(10)	$233
11.99%[1]	1-day BZDIOVER	Bank of America N.A.	7/01/15	BRL	1,370	(833)	(26)	(807)
11.36%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	898	(3,831)	(12)	(3,819)
11.26%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	216	(1,104)	(5)	(1,099)
12.14%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,860	2,980	89	2,891
11.83%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,140	958	(49)	1,007
11.59%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	965	(1,523)	(15)	(1,508)
12.13%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	840	1,385	40	1,345
11.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	553	(1,361)	(13)	(1,348)
4.13%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/16	MXN	2,821	(184)	(4)	(180)
4.22%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/16	MXN	2,086	97	(4)	101
4.19%[1]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	2,756	60	(14)	74
12.11%[1]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	204	(961)	(5)	(956)
11.15%[1]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	242	(2,752)	(4)	(2,748)
12.18%[2]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	220	850	11	839
12.10%[1]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	205	(983)	(4)	(979)
12.22%[2]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	123	432	7	425
11.49%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	686	(5,267)	(23)	(5,244)
11.47%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	549	(4,331)	(18)	(4,313)
12.18%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	256	(882)	(7)	(875)
4.35%[2]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	936	509	6	503
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	716	205	2	203
4.72%[2]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	1,100	746	3	743
12.42%[1]	1-day BZDIOVER	Credit Suisse International	1/02/19	BRL	146	(374)	(4)	(370)
0.63%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/30/19	CZK	2,375	(578)	—	(578)
0.63%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/31/19	CZK	2,247	(521)	—	(521)
5.05%[2]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	776	429	8	421
5.04%[2]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	735	667	3	664
0.55%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/01/19	CZK	3,000	(171)	—	(171)
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	12,612	—	12,612
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	162	2,732	4	2,728
11.70%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	86	(938)	(2)	(936)
11.68%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	78	(884)	(2)	(882)
12.00%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	94	(521)	(1)	(520)
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	42	(441)	(1)	(440)
3.30%[2]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/06/21	USD	700	(60,184)	—	(60,184)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(38,663)	—	(38,663)
0.87%[2]	6-month PRIBOR	Goldman Sachs International	9/19/21	CZK	8,568	(6,137)	—	(6,137)
0.89%[2]	6-month PRIBOR	Morgan Stanley Capital Services LLC	9/22/21	CZK	2,085	(1,616)	—	(1,616)
0.84%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/24/21	CZK	5,327	(3,195)	—	(3,195)
0.69%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/02/21	CZK	2,197	(245)	—	(245)
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	(52)	—	(52)
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(2,440)	—	(2,440)
6.19%[1]	28-day MXIBTIIE	Goldman Sachs International	7/25/24	MXN	962	652	(6)	658
5.99%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	8/26/24	MXN	935	(358)	—	(358)
6.26%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/09/24	MXN	1,119	1,179	(7)	1,186
6.42%[1]	28-day MXIBTIIE	Deutsche Bank AG	9/16/24	MXN	722	1,340	(5)	1,345
6.37%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/18/24	MXN	722	1,115	(5)	1,120
6.33%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/23/24	MXN	1,082	1,440	(7)	1,447
7.77%[1]	3-month JIBAR	Barclays Bank PLC	10/22/24	ZAR	1,131	(631)	(10)	(621)
7.78%[1]	3-month JIBAR	Citibank N.A.	10/22/24	ZAR	840	(429)	(7)	(422)
5.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/14/24	MXN	1,439	(1,748)	(7)	(1,741)

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

As of December 31, 2014, OTC interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.84%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	1,094	(1,356)	(6)	(1,350)
5.85%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	476	(569)	(2)	(567)
7.71%[1]	3-month JIBAR	Barclays Bank PLC	11/18/24	ZAR	630	(670)	(5)	(665)
7.60%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/20/24	ZAR	630	(1,082)	(10)	(1,072)
7.57%[1]	3-month JIBAR	Goldman Sachs International	11/25/24	ZAR	378	(731)	(4)	(727)
Total						$(117,935)	$(131)	$(117,804)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$17,054,838	$1,724,509	$18,779,347
Corporate Bonds	—	34,089,571	—	34,089,571
Floating Rate Loan Interests	—	251,408	294,700	546,108
Foreign Agency Obligations	—	286,413	—	286,413
Foreign Government Obligations	—	5,332,229	—	5,332,229
Non-Agency Mortgage-Backed Securities	—	11,957,616	1,396,320	13,353,936
Preferred Securities	$449,549	464,340	—	913,889
Taxable Municipal Bonds	—	1,317,889	—	1,317,889
U.S. Government Sponsored Agency Securities	—	64,104,158	—	64,104,158
U.S. Treasury Obligations	—	34,787,056	—	34,787,056
Short-Term Securities	1,225,706	—	—	1,225,706
Options Purchased:
Interest Rate Contracts	32,800	38	—	32,838
Liabilities:
Investments:
TBA Sale Commitments	—	(26,790,506)	—	(26,790,506)
Total	$1,708,055	$142,855,050	$3,415,529	$147,978,634

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	$42,725	$44,516	—	$87,241
Foreign currency exchange contracts	—	216,047	—	216,047
Interest rate contracts	199,140	37,660	—	236,800
Liabilities:
Credit contracts	(1,134)	(50,254)	—	(51,388)
Foreign currency exchange contracts	—	(21,260)	—	(21,260)
Interest rate contracts	(47,954)	(156,287)	—	(204,241)
Total	$192,777	$70,422	—	$263,199

[1]     Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$21,660	—	—	$21,660
Foreign currency at value	46,699	—	—	46,699
Cash pledged for financial futures contracts	94,000	—	—	94,000
Cash pledged for centrally cleared swaps	120,000	—	—	120,000
Liabilities:
Reverse repurchase agreements	—	$(23,801,735)	—	(23,801,735)
Total	$282,359	$(23,801,735)	—	$(23,519,376)

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2013	$5,402,020	$240,720	$311,482	$1,248,413	$7,202,635
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[1]	(2,554,982)	—	—	(332,593)	(2,887,575)
Accrued discounts/premiums	410	21	—	(2,819)	(2,388)
Net realized gain (loss)	34,895	4,707	—	(1,445)	38,157
Net change in unrealized appreciation/depreciation[2,3]	(23,907)	(5,448)	(11,232)	6,850	(33,737)
Purchases	1,947,904	—	—	1,104,002	3,051,906
Sales	(3,081,831)	(240,000)	(5,550)	(626,088)	(3,953,469)

Closing Balance, as of December 31, 2014	$1,724,509	—	$294,700	$1,396,320	$3,415,529

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[3]	$(4,382)	—	$(11,232)	$6,403	$(9,211)

[1]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of year value of $2,887,575 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014	BlackRock Total Return V.I. Fund

Assets
Investments at value — unaffiliated (cost — $172,417,702)	$173,543,434
Investments at value — affiliated (cost — $1,225,706)	1,225,706
Cash	21,660
Foreign currency at value (cost — $47,392)	46,699
Cash pledged for financial futures contracts	94,000
Cash pledged for centrally cleared swaps	120,000
TBA sale commitments receivable	26,712,998
Interest receivable	694,988
Unrealized appreciation on forward foreign currency exchange contracts	216,047
Investments sold receivable	113,115
Swap premiums paid	87,546
Unrealized appreciation on OTC swaps	75,405
Receivable from Manager	20,548
Variation margin receivable on financial futures contracts	18,036
Capital shares sold receivable	2,496
Variation margin receivable on centrally cleared swaps	1,345
Dividends receivable — affiliated	134
Prepaid expenses	791
Other assets	50,078

Total assets	203,045,026

Liabilities
TBA sale commitments at value (proceeds — $26,712,998)	26,790,506
Reverse repurchase agreements	23,801,735
Investments purchased payable	13,472,967
Income dividends payable	302,344
Unrealized depreciation on OTC swaps	204,723
Swap premiums received	92,980
Capital shares redeemed payable	82,605
Investment advisory fees payable	57,089
Unrealized depreciation on forward foreign currency exchange contracts	21,260
Variation margin payable on financial futures contracts	8,616
Officer’s and Directors’ fees payable	3,680
Distribution fees payable	1,357
Other affiliates payable	713
Other accrued expenses payable	138,720

Total liabilities	64,979,295

Net Assets	$138,065,731

Net Assets Consist of
Paid-in capital	$162,473,996
Distributions in excess of net investment income	(85,836)
Accumulated net realized loss	(25,681,464)
Net unrealized appreciation/depreciation	1,359,035

Net Assets	$138,065,731

Net Asset Value
Class I — Based on net assets of $130,765,252 and 10,961,615 shares outstanding, 600 million shares authorized, $0.10 par value	$11.93

Class III — Based on net assets of $7,300,479 and 619,368 shares outstanding, 100 million shares authorized, $0.10 par value	$11.79

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	21

Statement of Operations

Year Ended December 31, 2014	BlackRock Total Return V.I. Fund

Investment Income
Interest	$4,680,665
Dividends	29,093
Dividends — affiliated	662
Foreign taxes withheld	(26)

Total income	4,710,394

Expenses
Investment advisory	683,565
Distribution — Class III	13,975
Transfer agent	4,989
Transfer agent — Class I	248,395
Transfer agent — Class III	9,053
Custodian	65,845
Professional	65,236
Printing	36,816
Accounting services	36,099
Officer and Directors	18,302
Miscellaneous	17,075

Total expenses excluding interest expense	1,199,350
Interest expense	36,734

Total expenses	1,236,084
Less fees waived by Manager	(810)
Less transfer agent fees reimbursed — Class I	(248,386)
Less transfer agent fees reimbursed — Class III	(5,932)

Total expenses after fees waived and reimbursed	980,956

Net investment income	3,729,438

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,745,328
Borrowed bonds	41,907
Options written	8,205
Financial futures contracts	(244,545)
Swaps	(196,406)
Foreign currency transactions	(64,272)

3,290,217

Net change in unrealized appreciation/depreciation on:
Investments	1,864,616
Borrowed bonds	(90,851)
Options written	8,247
Financial futures contracts	(59,371)
Swaps	(42,583)
Foreign currency translations	217,894

1,897,952

Net realized and unrealized gain	5,188,169

Net Increase in Net Assets Resulting from Operations	$8,917,607

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Total Return V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$3,729,438	$4,154,110
Net realized gain	3,290,217	619,615
Net change in unrealized appreciation/depreciation	1,897,952	(6,450,518)

Net increase (decrease) in net assets resulting from operations	8,917,607	(1,676,793)

Distributions to Shareholders From[1]
Net investment income:
Class I	(3,854,690)	(4,634,779)
Class III	(141,038)	(47,524)

Decrease in net assets resulting from distributions to shareholders	(3,995,728)	(4,682,303)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,548,603)	(18,213,111)

Net Assets
Total decrease in net assets	(626,724)	(24,572,207)
Beginning of year	138,692,455	163,264,662

End of year	$138,065,731	$138,692,455

Distributions in excess of net investment income, end of year	$(85,836)	$(84,603)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	23

Statement of Cash Flows

Year Ended December 31, 2014	BlackRock Total Return V.I. Fund

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$8,917,607
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Decrease in cash pledged for financial futures contracts	92,000
Increase in cash pledged for centrally cleared swaps	(20,000)
Decrease in cash pledged as collateral for reverse repurchase agreements	190,000
Decrease in cash received as collateral for OTC derivatives	(100,000)
Decrease in swap premiums paid	20,043
Decrease in swap premiums received	(160,210)
Decrease in options written receivable	3,050
Decrease in variation margin receivable on financial futures contracts	12,978
Decrease in interest receivable	136,831
Increase in dividends receivable — affiliated	(134)
Increase in variation margin receivable on centrally cleared swaps	(1,345)
Decrease in receivable from Manager	61
Decrease in prepaid expenses	609
Decrease in other assets	19,521
Decrease in variation margin payable on financial futures contracts	(5,207)
Decrease in variation margin payable on centrally cleared swaps	(4,575)
Decrease in investment advisory fee payable	(948)
Increase in distribution fees payable	773
Increase in other affiliates payable	340
Decrease in officer’s and Directors’ fees payable	(288)
Decrease in interest expense payable	(5,561)
Decrease in other accrued expenses payable	(36,754)
Amortization of premium and accretion of discount on investments	260,919
Net realized (gain) loss on investments, options written and borrowed bonds	(3,795,440)
Net unrealized (gain) loss on investments, options written, borrowed bonds, swaps and foreign currency translations	(1,901,723)
Premiums received from options written	66,860
Premiums paid on closing options written	(73,234)
Proceeds from borrowed bonds transactions	1,899,459
Payments for borrowed bonds transactions	(3,970,319)
Purchases of long-term investments	(1,307,636,988)
Proceeds from sales of long-term investments	1,310,790,334
Net proceeds from sales of short-term securities	835,019

Net cash used for operating activities	5,533,678

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	2,397,304
Proceeds from issuance of capital shares	23,162,341
Payments on redemption of capital shares	(32,365,243)
Cash dividends paid to shareholders	(12)

Net cash used for financing activities	(6,805,610)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(680)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(1,272,612)
Cash and foreign currency at beginning of year	1,340,971

Cash and foreign currency at end of year	$68,359

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$17,710

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions	$4,018,539

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I					Class III
	Year Ended December 31,					Year Ended December 31,		Period August 14, 2012[1] to	Period April 25, 2012[1] to
	2014	2013	2012	2011	2010	2014	2013	December 31, 2012	June 19, 2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$11.51	$12.01	$11.49	$11.29	$10.82	$11.38	$11.86	$11.71	$11.65

Net investment income[3]	0.32	0.32	0.38	0.46	0.50	0.27	0.28	0.13	0.05
Net realized and unrealized gain (loss)	0.44	(0.45)	0.55	0.21	0.53	0.44	(0.42)	0.16	0.07

Net increase (decrease) from investment operations	0.76	(0.13)	0.93	0.67	1.03	0.71	(0.14)	0.29	0.12

Distributions from net investment income[4]	(0.34)	(0.37)	(0.41)	(0.47)	(0.56)	(0.30)	(0.34)	(0.14)	(0.06)

Net asset value, end of period	$11.93	$11.51	$12.01	$11.49	$11.29	$11.79	$11.38	$11.86	$11.71

Total Return[5]
Based on net asset value	6.66%	(1.14)%	8.25%	6.07%	9.69%	6.28%	(1.30)%	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses	0.88%	0.87%	0.80%	0.69%	0.75%	1.11%	1.06%	0.95%[7]	1.09%[7]

Total expenses after fees reimbursed and paid indirectly	0.69%	0.67%	0.67%	0.69%	0.75%	1.01%	0.96%	0.95%[7]	0.98%[7]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense	0.66%	0.65%	0.64%	0.64%	0.63%	0.98%	0.94%	0.91%[7]	0.95%[7]

Net investment income	2.68%	2.75%	3.24%	4.04%	4.46%	2.31%	2.45%	2.83%[7]	3.22	%7

Supplemental Data
Net assets, end of period (000)	$130,765	$135,943	$162,921	$171,452	$188,615	$7,300	$2,750	$344	—	[2]

Portfolio turnover rate[8]	772%	724%	953%	1,203%	1,331%	772%	724%	953%	953%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012		2011	2010
Portfolio turnover rate (excluding MDRs)	560%	498%	729	%*	755%	986%
* The portfolio turnover is also for Class III from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	25

Notes to Financial Statements	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and recommenced on August 14, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	27

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	29

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the eventofthe insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund, at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

For the year ended December 31, 2014, the average amount of transactions considered borrowings which include reverse repurchase agreements, and the daily weighted average interest rates for the Fund were $24,659,067 and (0.06)%, respectively.

As of December 31, 2014, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
BNP Paribas Securities Corp.	$6,379,591	$(6,373,292)	—	$6,299
Credit Suisse Securities (USA) LLC	648,048	(639,984)	—	8,064
Deutsche Bank Securities, Inc.	7,670,775	(7,670,775)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,073,321	(6,072,413)	—	908
RBC Capital Markets LLC	3,030,000	(3,029,107)	—	893

Total	$23,801,735	$(23,785,571)	—	$16,164

[1]

Collateral with a value of $23,790,574 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	31

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For the year ended December 31, 2014, transactions in options written including swaptions were as follows:

	Puts

	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of year	69	370,000	$14,579
Options written	191	—	66,860
Options expired	—	(370,000)	(9,539)
Options closed	(260)	—	(71,900)

Outstanding options, end of year	—	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	33

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

•

Interest rate floors — The Fund enters into interest rate floors to gain or reduce exposure to interest rates. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates rates determined by the difference between the interest rates indexes’ current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rates indexes’ current value and the value at the time the floor was entered into.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]	$343,110	$224,536
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	216,047	21,260
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	101,315	124,073
Total		$660,472	$369,869

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(244,545)	$(59,371)
Swaps	(304,664)	(43,565)
Options[3]	(171,800)	(88,127)
Foreign currency exchange contracts:
Foreign currency transactions/translations	(32,921)	220,854
Credit contracts:
Swaps	108,258	982

Total	$(645,672)	$30,773

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$22,124,038
Average notional value of contracts sold	$30,075,829
Forward foreign currency exchange contracts:
Average USD amounts purchased	$1,826,420
Average USD amounts sold	$727,504
Options:
Average market value of option contracts purchased	$55,214
Average market value of option contracts written	$6,442
Average notional amount of swaption contracts purchased	$4,828,472
Average notional amount of swaption contracts written	$896,188

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Credit default swaps:
Average notional amount - buy protection	$2,489,355
Average notional amount - sell protection	$2,548,750
Interest rate swaps:
Average notional amount - pays fixed rate	$14,805,792
Average notional amount - receives fixed rate	$6,158,262
Inflation indexed floors:
Average notional amount	$33,317,500

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permittedto sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, ifany, in the Statement of Assets and Liabilities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	35

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

As of December 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$18,036	$8,616
Forward foreign currency exchange contracts	216,047	21,260
Options	32,8381	—
Swaps — Centrally cleared	1,345	—
Swaps — OTC[2]	162,951	297,703

Total derivative assets and liabilities in the Statement of Assets and Liabilities	431,217	327,579
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(52,181)	(8,616)

Total derivative assets and liabilities subject to an MNA	$379,036	$318,963

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

As of December 31, 2014, the following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$7,560	$(7,560)	—	—	—
BNP Paribas S.A.	44,768	(928)	—	—	$43,840
Citibank N.A.	8,058	(8,058)	—	—	—
Credit Suisse International	28,053	(28,053)	—	—	—
Deutsche Bank AG	43,310	(43,310)	—	—	—
Goldman Sachs International	79,617	(79,617)	—	—	—
JPMorgan Chase Bank N.A.	134,674	(20,544)	—	—	114,130
Morgan Stanley Capital Services LLC	11,208	(11,208)	—	—	—
Royal Bank of Scotland PLC	10,631	—	—	—	10,631
UBS AG	11,157	(652)	—	—	10,505

Total	$379,036	$(199,930)	—	—	$179,106

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$19,695	$(7,560)	—	—	$12,135
Barclays Bank PLC	1,301	—	—	—	1,301
BNP Paribas S.A.	928	(928)	—	—	—
Citibank N.A.	21,737	(8,058)	—	—	13,679
Credit Suisse International	42,194	(28,053)	—	—	14,141
Deutsche Bank AG	65,667	(43,310)	—	—	22,357
Goldman Sachs Bank USA	2,485	—	—	—	2,485
Goldman Sachs International	81,960	(79,617)	—	—	2,343
JPMorgan Chase Bank N.A.	20,544	(20,544)	—	—	—
Morgan Stanley Capital Services LLC	61,800	(11,208)	—	—	50,592
UBS AG	652	(652)	—	—	—

Total	$318,963	$(199,930)	—	—	$119,033

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $500 Million	0.45%
$500 Million — $750 Million	0.40%
Greater than $750 Million	0.35%

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For the year ended December 31, 2014, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $329,318,430.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $810.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,414 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $188,168.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	37

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$901,902,855	$957,164,675	*
U.S. Government Securities	$380,306,949	$377,068,225

*	Including paydowns.

For the year ended December 31, 2014, purchases and sales related to mortgage dollar rolls were $351,540,870 and $351,606,984, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements and net paydown losses were reclassified to the following accounts:

Distributions in excess of net investment income	$265,057
Accumulated net realized loss	$(265,057)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$3,995,728	$4,682,303

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$103,702
Capital loss carryforwards	$(25,347,258)
Net unrealized gains[1]	835,291

Total	$(24,408,265)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the classification of investments and the accounting for swap agreements.

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$1,194,833
2017	24,152,425

Total	$25,347,258

During the year ended December 31, 2014, the Fund utilized $2,832,910 of its capital loss carryforward.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$173,695,207

Gross unrealized appreciation	$2,541,886
Gross unrealized depreciation	(1,467,953)

Net unrealized appreciation	$1,073,933

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	610,635	$7,212,225	287,819	$3,357,390
Shares issued in reinvestment of distributions	328,911	3,884,830	403,349	4,743,903
Shares redeemed	(1,784,037)	(21,079,266)	(2,453,087)	(28,766,529)

Net decrease	(844,491)	$(9,982,211)	(1,761,919)	$(20,665,236)

Class III
Shares sold	1,336,186	$15,666,774	368,854	$4,269,873
Shares issued in reinvestment of distributions	11,423	133,709	3,694	42,551
Shares redeemed	(969,885)	(11,366,875)	(159,906)	(1,860,299)

Net increase	377,724	$4,433,608	212,642	$2,452,125

Total Net Decrease	(466,767)	$(5,548,603)	(1,549,277)	$(18,213,111)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances; but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund outperformed its benchmark index, the Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The Fund’s outperformance versus the benchmark index was supported in large part by its yield curve positioning. Specifically, the Fund was positioned to benefit from the flattening of the yield curve (which occurs when the differential between longer-term and shorter-term yields narrows). Within agency mortgage-backed securities (“MBS”), the Fund’s overweight position in 30-year versus an underweight position in 15-year MBS benefited returns. Additionally, the Fund’s allocation to interest-only issues of commercial mortgage-backed securities (“CMBS”) added to results. Finally, an overweight position in the U.S. dollar versus foreign currencies, specifically the euro and the Japanese yen, was also a significant contributor as global monetary policies diverged during the second half of 2014.

•

Conversely, the Fund’s below benchmark stance with respect to duration (interest rate sensitivity) detracted from performance as interest rates declined over the 12- month period (bond prices rise when interest rates fall).

Describe recent portfolio activity.

•

During the 12-month period, the Fund tactically managed duration in consideration of interest rate expectations. Relative to the benchmark index, the Fund moved from a modest duration overweight position in the beginning of the period to a modest underweight position at the end of the period.

•	Throughout the first half of 2014, the Fund was overweight in MBS, as the sector benefited from subdued rate volatility, benign prepayment rates on underlying mortgages and a better-than-expected supply-and-demand backdrop. As the period progressed, the Fund moved to a modest MBS underweight position as mortgage rates revisited their recent lows, raising the prospect of increased prepayments. In addition, a shift toward higher coupon, lower duration mortgages was implemented as unemployment edged downward towards the U.S. Federal Reserve’s target.

•

In securitized sectors, the Fund increased exposure to CMBS and asset-backed securities (“ABS”) in the first half of the period to add carry (income) at fair valuations. As spreads in these sectors tightened, the Fund reduced these weightings.

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on the Fund’s performance.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of derivatives had a net positive impact on performance.

Describe portfolio positioning at period end.

•

As of period end, the Fund was underweight with respect to overall duration and interest rate sensitivity, with a bias toward continued yield curve flattening. The Fund was slightly underweight in MBS, with a bias toward higher coupons. In addition, the Fund had above benchmark positions in securitized assets including CMBS and ABS, as well as in Canadian covered bonds (generally issued by banks and secured by cash flows from mortgages). The Fund maintained an overweight position in the U.S. dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	64%
U.S. Treasury Obligations	27
Corporate Bonds	3
Non-Agency Mortgage-Backed Securities	2
Asset-Backed Securities	2
Foreign Agency Obligations	1
Foreign Government Obligations	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Fund Summary as of December 31, 2014	BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]	The Fund invests, under normal circumstances, at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

3	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2014

	Standardized	Unsubsidized	6-Month	Average Annual Total Returns
	30-Day Yields[6]	30-Day Yields[6]	Total Returns[7]	1 Year[7]	5 Years[7]		10 Years[7]
Class I5	1.94%	1.77%	1.96%	5.87%	3.92%		3.66%
Class III[5]	1.62	1.35	1.80	5.56	3.67	[8]	3.41	[8]
Barclays U.S. Government/Mortgage Index	—	—	2.10	5.41	3.69		4.50
Barclays U.S. Mortgage-Backed Securities Index	—	—	1.97	6.08	3.73		4.75

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[11]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]	Ending Account Value December 31, 2014	Expenses Paid During the Period[10]
Class I	$1,000.00	$1,019.60	$3.72	$3.51	$1,000.00	$1,021.53	$3.72	$1,021.73	$3.52
Class III	$1,000.00	$1,018.00	$5.29	$5.09	$1,000.00	$1,019.96	$5.30	$1,020.16	$5.09

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I and 1.04% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Class I and 1.00% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 1.76%, 5/20/26 (a)(b)	$500	$496,075
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.33%, 8/15/25 (a)(b)	700	684,707
OCP CLO Ltd., Series 2012-2A, Class A2, 1.71%, 11/22/23 (a)(b)	800	795,668
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.35%, 4/20/25 (a)(b)	500	490,183
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)	250	250,221
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.73%, 4/20/26 (a)(b)	500	494,738
Total Asset-Backed Securities — 3.4%		3,211,592

Corporate Bonds
Banks — 3.9%
The Bank of Nova Scotia, 1.75%, 3/22/17 (a)	649	655,665
Bank of Scotland PLC, 5.25%, 2/21/17 (a)	200	217,080
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (a)	500	510,804
The Toronto-Dominion Bank, 1.50%, 3/13/17 (a)	2,251	2,268,393

		3,651,942
Diversified Financial Services — 0.2%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)	200	219,142
Thrifts & Mortgage Finance — 0.8%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)	700	707,092
Total Corporate Bonds — 4.9%		4,578,176

Foreign Agency Obligations — 1.8%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	1,690	1,707,265

Foreign Government Obligations
Italy — 1.8%
Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	1,176	1,701,981

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.9%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.66%, 7/05/33 (a)(b)	700	696,655

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
GS Mortgage Securities Trust:
Series 2013-GC16, Class A4, 4.27%, 11/10/46	$500	$548,063
Series 2014-GC18, Class A4, 4.07%, 1/10/47	500	538,309

		1,783,027
Interest Only Commercial Mortgage-Backed Securities — 1.6%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 1.90%, 12/10/45 (b)	6,712	634,052
Series 2013-CR7, Class XA, 1.54%, 3/10/46 (b)	3,759	305,558
Series 2014-CR14, Class XA, 0.90%, 2/10/47 (b)	1,429	70,077
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.57%, 4/15/46 (b)	4,453	382,501
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.46%, 3/15/47 (b)	1,633	137,552

		1,529,740

Total Non-Agency Mortgage-Backed Securities — 3.5%		3,312,767

U.S. Government Sponsored Agency Securities
Agency Obligations — 6.7%
Fannie Mae, 1.63%, 10/26/15	3,880	3,924,154
Federal Home Loan Bank:
1.95%, 7/24/18	1,820	1,829,859
4.00%, 4/10/28	500	546,871

		6,300,884
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)	1,998	6
Series 2003-109, Class IO, 0.00%, 11/16/43 (b)	4,644	46
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)	2,677	27
Series 2004-9, Class IO, 0.17%, 3/16/34 (b)	635	184

		263

Portfolio Abbreviations
AUD	Australian Dollar	EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-counter
CAD	Canadian Dollar	INR	Indian Rupee	TBA	To-be-announced
CHF	Swiss Franc	JPY	Japanese Yen	USD	U.S. Dollar
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	ZAR	South African Rand
EUR	Euro

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities — 92.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30 (c)	$1,900	$1,934,437
3.00%, 4/01/29-6/01/43 (b)(c)	6,065	6,197,966
3.14%, 3/01/41 (b)	124	132,146
3.18%, 12/01/40 (b)	159	166,355
3.34%, 6/01/41 (b)	118	124,329
3.50%, 7/01/26-1/01/45 (b)(c)	8,493	8,907,925
4.00%, 2/01/25-1/01/45 (c)	7,200	7,743,980
4.50%, 2/01/25-1/01/45 (c)	11,770	12,780,110
5.00%, 1/01/30-1/01/42 (c)	5,572	6,043,047
5.50%, 11/01/21-9/01/39	866	960,866
6.00%, 4/01/35-6/01/41	995	1,133,578
6.50%, 5/01/40	1,161	1,322,166
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43-1/01/45 (c)	5,608	5,669,399
3.02%, 2/01/41 (b)	150	160,065
3.50%, 4/01/42-1/01/45 (c)	2,562	2,670,062
4.00%, 8/01/44-1/01/45 (c)	2,434	2,597,441
4.50%, 2/01/39-1/01/45 (c)	2,361	2,559,556
5.00%, 10/01/41-1/01/45 (c)	187	206,526
5.50%, 6/01/41-1/01/45 (c)	571	638,373
8.00%, 12/01/29-7/01/30	68	82,156
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/45 (c)	4,400	4,499,551
3.50%, 12/15/42-1/15/45 (c)	3,652	3,841,278
4.00%, 9/20/40-1/15/45 (c)	8,339	8,960,058
4.50%, 5/20/41-2/15/42	4,672	5,121,566
5.00%, 12/15/38-1/15/45 (c)	786	867,436
5.50%, 1/15/34	1,330	1,494,739

		86,815,111
Total U.S. Government Sponsored Agency Securities — 99.4%		93,116,258

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 11/15/44 (d)	5,614	5,900,698
U.S. Treasury Inflation Indexed Bonds, 1.38%, 2/15/44	183	207,547
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/24	660	663,247
U.S. Treasury Notes:
0.50%, 11/30/16 (d)	3,855	3,845,363
0.88%, 6/15/17 (d)	5,600	5,596,937
1.25%, 10/30/18-2/29/20 (d)	8,190	8,042,345
1.38%, 10/31/19 (d)	1,180	1,172,809
1.50%, 11/30/19 (d)	1,510	1,499,948
1.88%, 11/30/21	770	765,489
1.63%, 11/15/22	1,184	1,148,572
2.50%, 8/15/23 (d)	1,610	1,661,695
2.38%, 8/15/24 (d)	1,478	1,505,672
2.25%, 11/15/24 (d)	6,394	6,436,659
Total U.S. Treasury Obligations — 41.0%		38,446,981
Total Long-Term Investments (Cost — $144,885,679) — 155.8%		146,075,020

	Shares	Value
Money Market Funds — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)(f)	127,083	$127,083

	Par (000)
U.S. Government Sponsored Agency Securities — 13.9%
Federal Home Loan Banks, 0.07%, 2/20/15 (f)	$13,000	12,999,558
Total Short-Term Securities (Cost — $13,125,933) — 14.0%		13,126,641

Options Purchased
(Cost — $327,358) — 0.3%		269,510
Total Investments Before TBA Sale Commitments and Options Written (Cost — $158,338,970) — 170.1%		159,471,171

TBA Sale Commitments (c)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30	100	(101,812)
3.00%, 1/01/30-1/01/45	6,700	(6,780,254)
3.50%, 1/01/30-1/01/45	5,600	(5,854,344)
4.00%, 1/01/45	13,300	(14,194,477)
4.50%, 1/01/45	4,300	(4,667,516)
5.00%, 1/01/45	2,200	(2,430,613)
5.50%, 1/01/45	400	(447,437)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/45	700	(715,838)
3.50%, 1/15/45	2,600	(2,729,188)
4.00%, 1/15/45	1,900	(2,037,134)
4.50%, 1/15/45	4,600	(5,026,039)
5.50%, 1/15/45	1,300	(1,451,379)
Total TBA Sale Commitments (Proceeds — $46,276,776) — (49.5)%		(46,436,031)

Options Written
(Premiums Received — $474,678) — (0.5)%		(510,875)
Total Investments Net of TBA Sale Commitments and Options Written — 120.1%		112,524,265
Liabilities in Excess of Other Assets — (20.1)%		(18,799,722)

Net Assets — 100.0%		$93,724,543

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,325,789)	$2,039
BNP Paribas Securities Corp.	$107,280	$405
Citigroup Global Markets, Inc.	$(2,620,374)	$(10,784)
Credit Suisse Securities (USA) LLC	$(485,262)	$(16,568)
Deutsche Bank Securities, Inc.	$1,756,235	$12,755
Goldman Sachs & Co.	$(2,250,016)	$9,462
J.P. Morgan Securities LLC	$(4,287,965)	$(36,590)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,100,313	$9,672
Morgan Stanley & Co. LLC	$(3,153,666)	$(6,650)

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,249,401	(1,122,318)	127,083	$991

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of December 31, 2014, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC Capital Markets, LLC	0.16%	6/26/14	Open	$1,630,125	$1,631,501
RBC Capital Markets, LLC	0.16%	6/26/14	Open	1,871,100	1,872,680
RBC Capital Markets, LLC	0.16%	6/26/14	Open	6,126,750	6,131,898
BNP Paribas Securities Corp.	0.10%	7/22/14	Open	3,995,000	3,996,456
BNP Paribas Securities Corp.	0.10%	9/15/14	Open	1,600,000	1,600,000
BNP Paribas Securities Corp.	0.14%	11/24/14	Open	3,980,000	3,980,604
BNP Paribas Securities Corp.	0.14%	12/18/14	Open	1,514,950	1,515,095
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.11%	12/18/14	Open	1,175,575	1,175,683
BNP Paribas Securities Corp.	0.05%	12/23/14	Open	3,018,750	3,018,792
BNP Paribas Securities Corp.	(0.26%)	12/31/14	1/02/15	3,845,362	3,845,362
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(1.83%)	12/31/14	1/02/15	1,501,953	1,501,953
Total				$30,259,565	$30,270,024

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
9	Australian Government Bonds (3 Year)	Sydney	March 2015	USD	$817,654	$3,026
15	Australian Government Bonds (10 Year)	Sydney	March 2015	USD	1,569,264	19,269
8	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2015	USD	1,156,500	25,074
46	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	USD	10,055,313	(11,428)
156	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	USD	18,553,031	(23,415)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

As of December 31, 2014, financial futures contracts outstanding were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(53)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	6,720,234	$5,131
(6)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	991,125	(48,149)
(6)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,493,475	(758)
(12)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	2,980,500	(3,166)
(24)	Three Month Sterling	NYSE Liffe	December 2015	USD	4,637,467	(8,213)
(41)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	10,129,050	3,865
(21)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	5,174,925	2,624
(15)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	3,687,563	539
(30)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	7,359,750	7,627
10	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	2,440,000	14,112
Total						$(13,862)

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	9,808,000	USD	16,000	Credit Suisse International	1/13/15	$135
USD	16,000	CLP	9,816,000	Credit Suisse International	1/13/15	(148)
USD	13,000	ZAR	147,056	Bank of America N.A.	1/13/15	315
USD	27,000	ZAR	314,001	Bank of America N.A.	1/13/15	(86)
USD	6,000	ZAR	70,050	BNP Paribas S.A.	1/13/15	(43)
USD	9,000	ZAR	104,318	BNP Paribas S.A.	1/13/15	1
USD	10,000	ZAR	112,554	BNP Paribas S.A.	1/13/15	291
USD	14,000	ZAR	164,276	BNP Paribas S.A.	1/13/15	(171)
USD	16,000	ZAR	189,325	BNP Paribas S.A.	1/13/15	(331)
USD	18,000	ZAR	203,387	BNP Paribas S.A.	1/13/15	455
USD	20,000	ZAR	231,103	Citibank N.A.	1/13/15	65
ZAR	91,272	USD	8,000	Bank of America N.A.	1/13/15	(127)
ZAR	117,610	USD	10,000	BNP Paribas S.A.	1/13/15	145
ZAR	117,617	USD	10,000	BNP Paribas S.A.	1/13/15	146
ZAR	140,100	USD	12,000	BNP Paribas S.A.	1/13/15	85
ZAR	150,001	USD	13,000	BNP Paribas S.A.	1/13/15	(61)
ZAR	152,031	USD	13,000	BNP Paribas S.A.	1/13/15	115
ZAR	152,000	USD	13,000	JPMorgan Chase Bank N.A.	1/13/15	112
USD	360,435	EUR	284,000	BNP Paribas S.A.	1/21/15	16,702
USD	1,015,680	EUR	796,081	JPMorgan Chase Bank N.A.	1/21/15	52,159
USD	160,971	EUR	127,000	Royal Bank of Scotland PLC	1/21/15	7,259
USD	256,004	EUR	205,000	UBS AG	1/21/15	7,886
INR	3,590,013	USD	57,500	JPMorgan Chase Bank N.A.	2/18/15	(1,201)
USD	57,500	INR	3,593,750	Deutsche Bank AG	2/18/15	1,143
USD	488,217	AUD	595,690	Morgan Stanley Capital Services LLC	3/18/15	4,621
USD	480,000	CAD	556,441	Royal Bank of Canada	3/18/15	1,867
USD	752,821	EUR	604,000	Morgan Stanley Capital Services LLC	3/18/15	21,433
USD	470,000	JPY	55,725,644	State Street Bank and Trust Co.	3/18/15	4,439
Total						$117,206

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Put	USD	98.50	3/13/15	106	$10,600
Euro Dollar 90-Day	Put	USD	98.75	3/13/15	38	10,450
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	53	1,325
Total						$22,375

•	As of December 31, 2014, OTC barrier options purchased were as follows:

Description	Counterparty	Barrier Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	USD	1.17	5/08/15	EUR	50	$13,330
USD Currency	Deutsche Bank AG	CHF	1.03	5/18/15	USD	24	6,518
USD Currency	Deutsche Bank AG	CHF	1.04	5/18/15	USD	13	2,938
Total							$22,786

•	As of December 31, 2014, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	2.52%	Receive	3-month LIBOR	9/23/15	USD	5,100	$131,662
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	1,588	41,131
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	1,000	3
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.36%	Pay	6-month EURIBOR	1/21/15	EUR	935	1
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.33%	Pay	6-month EURIBOR	1/29/15	EUR	905	18
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.52%	Pay	3-month LIBOR	9/23/15	USD	5,100	35,003
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	1,588	11,221
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	800	5,310
Total									$224,349

•	As of December 31, 2014, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Deutsche Bank AG	Call	ZAR	11.60	1/08/15	USD	25	$(158)

•	As of December 31, 2014, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Pay	3-month LIBOR	5/22/15	USD	900	$(19,869)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.02%	Pay	3-month LIBOR	9/23/15	USD	5,500	(305,649)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	840	(45,740)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	900	(74,846)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-month LIBOR	5/22/15	USD	900	(383)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.02%	Receive	3-month LIBOR	9/23/15	USD	5,500	(45,016)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	840	(7,410)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	900	(9,656)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,600	(2,148)
Total									$(510,717)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.50%[1]	3-month LIBOR	Chicago Mercantile	1/06/15[2]		2/28/19	USD	3,100	$12,931
1.66%[1]	3-month LIBOR	Chicago Mercantile	4/06/15[2]		5/31/19	USD	3,500	11,554
3.26%[1]	3-month LIBOR	Chicago Mercantile	N/A		11/18/24	USD	2,800	(170,407)
2.99%[1]	3-month LIBOR	Chicago Mercantile	3/31/15	[2]	5/15/40	USD	600	(32,411)
Total								$(178,333)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Unrealized Appreciation
2.36%[1]	3-month LIBOR	Citibank N.A.	12/20/15	USD	2,200	$42,942	$42,942

[1]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC total return swaps outstanding were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	469	$85	$(308)	$393
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	331	60	(3,025)	3,085
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/39	USD	404	(73)	(4,758)	4,685
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	622	(113)	(7,133)	7,020
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	582	(105)	(5,228)	5,123
Total						$(146)	$(20,452)	$20,306

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,211,592	—	$3,211,592
Corporate Bonds	—	4,578,176	—	4,578,176
Foreign Agency Obligations	—	1,707,265	—	1,707,265
Foreign Government Obligations	—	1,701,981	—	1,701,981
Non-Agency Mortgage-Backed Securities	—	3,312,767	—	3,312,767
U.S. Government Sponsored Agency Securities	—	93,116,258	—	93,116,258
U.S. Treasury Obligations	—	38,446,981	—	38,446,981
Short-Term Securities:
U.S. Government Sponsored Agency Securities	—	12,999,558	—	12,999,558
Money Market Funds	$127,083	—	—	127,083
Options Purchased:
Foreign Currency Exchange Contracts	—	22,786	—	22,786
Interest Rate Contracts	22,375	224,349	—	246,724
Liabilities:
Investments:
TBA Sale Commitments	—	(46,436,031)	—	(46,436,031)

Total	$149,458	$112,885,682	—	$113,035,140

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$119,374	—	$119,374
Interest rate contracts	$81,267	87,733	—	169,000
Liabilities:
Foreign currency exchange contracts	—	(2,326)	—	(2,326)
Interest rate contracts	(95,129)	(713,535)	—	(808,664)

Total	$(13,862)	$(508,754)	—	$(522,616)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$26,135	—	—	$26,135
Cash pledged for financial futures contracts	106,000	—	—	106,000
Cash pledged for centrally cleared swaps	225,000	—	—	225,000
Liabilities:
Reverse repurchase agreements	—	$(30,270,024)	—	(30,270,024)
Bank overdraft	—	(27,180)	—	(27,180)

Total	$357,135	$(30,297,204)	—	$(29,940,069)

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Statement of Assets and Liabilities

December 31, 2014	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $158,211,887)	$159,344,088
Investments at value — affiliated (cost — $127,083)	127,083
Cash pledged for financial futures contracts	106,000
Cash pledged for centrally cleared swaps	225,000
Foreign currency at value (cost — $26,312)	26,135
Variation margin receivable on financial futures contracts	32,023
Investments sold receivable	134,524
TBA sale commitments receivable	46,276,776
Unrealized appreciation on forward foreign currency exchange contracts	119,374
Capital shares sold receivable	6,978
Interest receivable	387,251
Unrealized appreciation on OTC swaps	63,248
Receivable from Manager	11,833
Dividends receivable — affiliated	40
Prepaid expenses	553
Other assets	37,891

Total assets	206,898,797

Liabilities
Bank overdraft	27,180
Options written at value (premiums received — $474,678)	510,875
TBA sale commitments at value (proceeds — $46,276,776)	46,436,031
Reverse repurchase agreements	30,270,024
Variation margin payable on financial futures contracts	16,602
Variation margin payable on centrally cleared swaps	13,893
Investments purchased payable	35,501,077
Swap premiums received	20,452
Unrealized depreciation on forward foreign currency exchange contracts	2,168
Income dividends payable	176,875
Capital shares redeemed payable	40,637
Distribution fees payable	135
Investment advisory fees payable	37,463
Other affiliates payable	506
Officer’s and Directors’ fees payable	3,720
Other accrued expenses payable	116,616

Total liabilities	113,174,254

Net Assets	$93,724,543

Net Assets Consist of
Paid-in capital	$96,426,229
Distributions in excess of net investment income	39,884
Accumulated net realized loss	(3,705,133)
Net unrealized appreciation/depreciation	963,563

Net Assets	$93,724,543

Net Asset Value
Class I — Based on net assets of $92,974,779 and 8,950,463 shares outstanding, 300 million shares authorized, $0.10 par value	$10.39

Class III — Based on net assets of $749,764 and 72,178 shares outstanding, 100 million shares authorized, $0.10 par value	$10.39

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest	$2,541,978
Dividends — affiliated	991

Total income	2,542,969

Expenses:
Investment advisory	494,876
Transfer agent	4,969
Transfer agent — Class I	187,000
Transfer agent — Class III	654
Custodian	50,599
Professional	47,389
Accounting Services	27,601
Officer and Directors	17,796
Printing	17,707
Distribution — Class III	1,485
Miscellaneous	14,214

Total expenses excluding interest expense	864,290
Interest expense	21,931

Total expenses	886,221
Less fees waived by Manager	(18,702)
Less transfer agent fees reimbursed — Class I	(187,000)
Less transfer agent fees reimbursed — Class III	(373)

Total expenses after fees waived and reimbursed	680,146

Net investment income	1,862,823

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,885,992
Financial futures contracts	(335,434)
Options written	275,445
Swaps	783,868
Foreign currency transactions	129,108
Borrowed bonds	(2,543)

2,736,436

Net change in unrealized appreciation/depreciation on:
Investments	2,703,276
Financial futures contracts	(100,768)
Options written	(238,527)
Swaps	(1,460,924)
Foreign currency translations	117,870

1,020,927

Net realized and unrealized gain	3,757,363

Net Increase in Net Assets Resulting from Operations	$5,620,186

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Statement of Changes in Net Assets	BlackRock U.S. Government Bond V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$1,862,823	$1,444,680
Net realized gain (loss)	2,736,436	(4,400,834)
Net change in unrealized appreciation/depreciation	1,020,927	(956,123)

Net increase (decrease) in net assets resulting from operations	5,620,186	(3,912,277)

Distributions to Shareholders From[1]
Net investment income:
Class I	(2,245,858)	(2,874,372)
Class III	(11,871)	(1,307)
Net realized gain:
Class I	—	(796,560)
Class III	—	(229)

Decrease in net assets resulting from distributions to shareholders	(2,257,729)	(3,672,468)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(13,081,287)	(19,938,758)

Net Assets
Total decrease in net assets	(9,718,830)	(27,523,503)
Beginning of year	103,443,373	130,966,876

End of year	$93,724,543	$103,443,373

Undistributed (distributions in excess of) net investment income, end of year	$39,884	$(184,084)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Cash Flows

Year Ended December 31, 2014	BlackRock U.S. Government Bond V.I. Fund

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$5,620,186
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Decrease in cash pledged for financial futures contracts	107,000
Increase in cash pledged for centrally cleared swaps	(45,000)
Increase in variation margin receivable on financial futures contracts	(14,070)
Decrease in dividends receivable — affiliated	381
Decrease in interest receivable	29,815
Decrease in receivable from Manager	2,229
Decrease in swap premiums paid	2,560
Decrease in prepaid expenses	377
Decrease in other assets	14,771
Decrease in cash received as collateral for OTC derivatives	(200,000)
Increase in variation margin payable on financial futures contracts	5,022
Decrease in variation margin payable on centrally cleared swaps	(15,073)
Decrease in investment advisory fee payable	(5,966)
Increase in distribution fees payable	100
Increase in other affiliates payable	234
Decrease in officer’s and Directors’ fees payable	(289)
Decrease in other accrued expenses payable	(53,986)
Decrease in swap premiums received	(15,131)
Net realized (gain) loss on investments, options written and borrowed bonds	(2,158,894)
Net unrealized (gain) loss on investments, options written, swaps, borrowed bonds and foreign currency translations	(1,504,172)
Premiums received from options written	497,359
Premiums paid on closing options written	(139,250)
Amortization of premium and accretion of discount on investments	187,947
Proceeds from borrowed bonds	1,966,897
Payments for borrowed bonds	(1,974,162)
Purchases of long-term investments	(1,808,242,379)
Proceeds from sales of long-term investments	1,818,614,038
Net purchases of short-term securities	(11,876,532)

Net cash used for operating activities	804,012

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	13,914,309
Proceeds from issuance of capital shares	6,088,034
Payments on redemption of capital shares	(20,821,059)
Cash dividends paid to shareholders	(393)
Increase in bank overdrafts	27,180

Net cash used for financing activities	(791,929)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(177)

Cash and Foreign Currency
Net increase in cash and foreign currency	11,906
Cash and foreign currency at beginning of year	14,229

Cash and foreign currency at end of year	$26,135

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$9,923

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions	$2,249,891

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$10.04	$10.71	$10.76	$10.45	$9.99

Net investment income[1]	0.19	0.13	0.23	0.29	0.39
Net realized and unrealized gain (loss)	0.39	(0.48)	0.03	0.36	0.46

Net increase (decrease) from investment operations	0.58	(0.35)	0.26	0.65	0.85

Distributions from:[2]
Net investment income	(0.23)	(0.25)	(0.27)	(0.34)	(0.39)
Net realized gain	—	(0.07)	(0.04)	—	—

Total distributions	(0.23)	(0.32)	(0.31)	(0.34)	(0.39)

Net asset value, end of year	$10.39	$10.04	$10.71	$10.76	$10.45

Total Return[3]
Based on net asset value	5.87%	(3.25)%	2.41%	6.31%	8.67%

Ratios to Average Net Assets
Total expenses	0.89%	0.90%	0.83%	0.66%	0.75%

Total expenses after fees waived and/or reimbursed	0.69%	0.69%	0.69%	0.66%	0.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.66%	0.68%	0.68%	0.66%	0.63%

Net investment income	1.88%	1.24%	2.13%	2.80%	3.68%

Supplemental Data
Net assets, end of year (000)	$92,975	$103,218	$130,938	$145,886	$192,317

Portfolio turnover rate[4]	1,388%	1,956%	1,529%	2,601%	3,289%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	956%	1,415%	1,119%	1,825%	2,400%

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Year Ended December 31, 2014	Period July 15, 2013[1] to December 31, 2013	Period January 1, 2013 to July 9, 2013[2]	Period May 9, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.04	$10.19	$10.71	$10.77

Net investment income[3]	0.17	0.11	0.01	0.08
Net realized and unrealized gain (loss)	0.38	(0.09)	(0.38)	0.05

Net increase (decrease) from investment operations	0.55	0.02	(0.37)	0.13

Distributions from:[4]
Net investment income	(0.20)	(0.10)	(0.15)	(0.15)
Net realized gain	—	(0.07)	—	(0.04)

Total distributions	(0.20)	(0.17)	(0.15)	(0.19)

Net asset value, end of period	$10.39	$10.04	$10.19	$10.71

Total Return[5]
Based on net asset value	5.56%	0.26%[6]	(3.60)%[6]	1.24%[6]

Ratios to Average Net Assets
Total expenses	1.09%	0.86%[7]	1.66%[7]	1.14%[7]

Total expenses after fees waived and/or reimbursed	1.00%	0.85%[7]	0.85%[7]	1.01%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.98%	0.84%[7]	0.85%[7]	0.99%[7]

Net investment income	1.63%	2.30%[7]	0.25%[7]	1.20%[7]

Supplemental Data
Net assets, end of period (000)	$750	$225	— [2]	$29

Portfolio turnover rate[8]	1,388%	1,956%	1,956%	1,529%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:

	Year Ended December 31, 2014	Period July 15, 2013 to December 31, 2013	Period January 1, 2013 to July 9, 2013	Period May 9, 2012 to December 31, 2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	956%	1,415%	1,415%	1,119%

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally
4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended December 31, 2014, the average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rates for the Fund were $33,073,372 and (0.03)%, respectively.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of December 31, 2014, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
BNP Paribas Securities Corp.	$17,956,309	$(17,956,309)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,677,636	(2,677,636)	—	—
RBC Capital Markets, LLC	9,636,079	(9,636,079)	—	—

Total	$30,270,024	$(30,270,024)	—	—

[1]

Collateral with a value of $30,640,167 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	21

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk and foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including one-touch options. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the year ended December 31, 2014, transactions in options written including swaptions and currency options were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	—	3,200	$93,786	55,800	$393,266
Options written	58	9,005	248,922	9,579	248,437
Options exercised	—	(2,800)	(90,067)	(599)	(4,971)
Options expired	(58)	—	(8,616)	(2,800)	(91,905)
Options closed	—	(1,240)	(27,387)	(52,240)	(286,787)

Outstanding options, end of year	—	8,165	$216,638	9,740	$258,040

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums received; Investments at value — unaffiliated[2]; Options written at value	$415,724	$829,116
Foreign currency exchange contracts	Unrealized appreciation/depreciation on foreign currency exchange contracts; Investments at value — unaffiliated[2]	142,160	2,326
Total		$557,884	$831,442

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(335,434)	$(100,768)
Swaps	781,697	(1,460,924)
Options[3]	36,509	(162,823)
Foreign currency exchange contracts:
Foreign currency transactions/translations	152,023	117,206
Options[3]	83,957	7,117
Credit contracts:
Swaps	2,171	—

Total	$720,923	$(1,600,192)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$11,926,923
Average notional value of contracts sold	$35,288,067
Forward foreign currency exchange contracts:
Average USD amounts purchased	$3,184,582
Average USD amounts sold	$1,041,013
Options:
Average market value of option contracts purchased	$44,559
Average market value of option contracts written	$3,027
Average notional value of swaption contracts purchased	$15,344,388
Average notional value of swaption contracts written	$15,260,000
Interest rate swaps:
Average notional value - pays fixed rate	$31,081,250
Average notional value - receives fixed rate	$25,625,000
Total return swaps:
Average notional value	$2,162,000

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	25

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of December 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$32,023		$16,602
Foreign currency exchange contracts	119,374		2,168
Options	269,510	[1]	510,875
Swaps — Centrally cleared	—		13,893
Swaps — OTC[2]	63,248		20,452

Total derivative assets and liabilities in the Statement of Assets and Liabilities	484,155		563,990

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(54,398)		(30,495)

Total derivative assets and liabilities subject to an MNA	$429,757		$533,495

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

As of December 31, 2014, the following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$315	$(213)	—	—	$102
BNP Paribas S.A	17,940	(606)	—	—	17,334
Citibank N.A.	112,167	(56,483)	—	—	55,684
Credit Suisse International	4,820	(4,820)	—	—	—
Deutsche Bank AG	182,596	(182,596)	—	—	—
JPMorgan Chase Bank N.A.	64,414	(33,814)	—	—	30,600
Morgan Stanley Capital Services LLC	26,054	—	—	—	26,054
Royal Bank of Canada	1,867	—	—	—	1,867
Royal Bank of Scotland PLC	7,259	—	—	—	7,259
State Street Bank and Trust Co.	4,439	—	—	—	4,439
UBS AG	7,886	—	—	—	7,886

Total	$429,757	$(278,532)	—	—	$151,225

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$213	$(213)	—	—	—
BNP Paribas S.A	606	(606)	—	—	—
Citibank N.A.	56,483	(56,483)	—	—	—
Credit Suisse International	4,906	(4,820)	—	—	$86
Deutsche Bank AG	437,473	(182,596)	—	—	254,877
JPMorgan Chase Bank N.A.	33,814	(33,814)	—	—	—

Total	$533,495	$(278,532)	—	—	$254,963

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion.	0.50%
$1 Billion — $3 Billion	0.47%
$3 Billion — $5 Billion	0.45%
$5 Billion — $10 Billion	0.44%
Greater than $10 Billion	0.43%

Effective May 1, 2014, the Manager has agreed to voluntarily waive 0.03% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of a investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,017 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	27

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,418,776,167	$1,489,784,654	*
U.S. Government Securities	$359,346,507	$369,399,068

*	Including paydowns.

For the year ended December 31, 2014, purchases and sales related to mortgage dollar rolls were $553,609,227 and $553,878,536, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs. As of December 31, 2014, the following permanent differences attributable to the accounting for swap agreements, net paydown losses, fees paid on trade settlements and foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$618,874
Accumulated net realized loss	$(618,874)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$2,257,729	$3,537,831
Long-term capital gain	—	128,110
Return of capital	—	6,527

Total	$2,257,729	$3,672,468

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$178,247
Capital loss carryforward	(3,638,010)
Net unrealized gains[1]	828,878
Qualified late-year losses[2]	(70,801)

Total	$(2,701,686)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next table year.

As of December 31, 2014, the Fund had a capital loss carryforward of $3,638,010 available to offset future realized capital gains. This amount is not subject to expiration.

During the year ended December 31, 2014, the Fund utilized $2,027,287 of its capital loss carryforward.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$158,406,874

Gross unrealized appreciation	$2,251,767
Gross unrealized depreciation	(1,187,470)

Net unrealized appreciation	$1,064,297

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
Class I	Shares	Amount	Shares	Amount
Shares sold	140,430	$1,442,154	311,831	$3,214,749
Shares issued in reinvestment of distributions	218,183	2,239,330	362,540	3,754,427
Shares redeemed	(1,684,285)	(17,287,049)	(2,622,728)	(27,106,217)

Net decrease	(1,325,672)	$(13,605,565)	(1,948,357)	$(20,137,041)

Class III	Shares	Amount	Shares[1]	Amount[1]
Shares sold	395,893	$4,088,221	23,799	$239,968
Shares issued in reinvestment of distributions	1,025	10,561	97	1,003
Shares redeemed	(347,183)	(3,574,504)	(4,191)	(42,688)

Net increase	49,735	$524,278	19,705	$198,283

Total Net Decrease	(1,275,937)	$(13,081,287)	(1,928,652)	$(19,938,758)

[1]	For the period January 1, 2013 to July 9, 2013 and July 15, 2013 (recommencement of operations) to December 31, 2013.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	29

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

At December 31, 2014, 1,963 Class III Shares of the Fund were owned by affiliates.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock U.S. Government Bond V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock U.S. Government Bond V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	31

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Value Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2014	BlackRock Value Opportunities V.I. Fund

Investment Objective

BlackRock Value Opportunities V.I. Fund (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

•

The largest detractor from performance during the 12-month period was an overweight in the energy sector, together with security selection within the group. In particular, the Fund’s positions in the oil, gas & consumable fuels industries detracted from performance during a period in which crude oil prices fell sharply. A small underweight in the information technology (“IT”) sector weighed on returns, as did stock selection within the software and communications equipment industries. Security selection in the metals & mining and gas utilities industries (components of the materials and utilities sectors, respectively) also detracted from relative performance.

•

Security selection in the health care sector, particularly within the biotechnology and equipment & supplies industries, made the largest contribution to the Fund’s relative performance during the period. The combination of an underweight position and strong selection within industrials also helped performance. Security selection in the financials sector, especially within the real estate management & development industry, aided performance as well. Stock selection in consumer staples and an overweight in utilities also contributed to returns during the year.

Describe recent portfolio activity.

•

The Fund added to its weighting in the financials sector during the year and realigned several positions within the banking, real estate investment trust and insurance industries. In industrials, the Fund added to positions in both the machinery and construction & engineering industries. Within health care, it purchased new holdings in the equipment & supplies industry and added to existing positions within both the equipment & supplies and biotechnology industries. The Fund made smaller additions to the consumer discretionary, utilities and consumer staples sectors. It also reduced certain positions within the technology sector, mostly in the internet, software, and semiconductor industries.

Describe portfolio positioning at period end.

•

The Fund continued to emphasize reasonably valued companies with strong balance sheets and the potential for substantial growth. Relative to the S&P SmallCap 600® Value Index, the Fund ended the period with overweights in the health care, consumer discretionary and financials sectors, and it was underweight in the industrials, consumer staples, materials and telecommunications sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	24%
Industrials	17
Information Technology	14
Consumer Discretionary	13
Health Care	12
Utilities	6
Materials	6
Energy	5
Consumer Staples	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that the investment advisor believes have special investment value.

[3]	An unmanaged index that is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended December 31, 2014
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(2.02)%	5.22%	16.39%	7.33%
Class II4	(2.11)	5.03	16.21	7.17
Class III[4]	(2.11)	5.07	16.14	7.06
S&P SmallCap 600® Value Index	2.95	7.54	16.96	8.78

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$979.80	$4.54	$1,000.00	$1,020.62	$4.63	0.91%
Class II	$1,000.00	$978.90	$5.39	$1,000.00	$1,019.76	$5.50	1.08%
Class III	$1,000.00	$978.90	$5.49	$1,000.00	$1,019.66	$5.60	1.10%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	3

Disclosure of Expenses	BlackRock Value Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.6%
Esterline Technologies Corp. (a)	20,200	$2,215,536
GenCorp, Inc. (a)(b)	147,600	2,701,080
The KEYW Holding Corp. (a)(b)	135,900	1,410,642
Teledyne Technologies, Inc. (a)	12,800	1,315,072
Triumph Group, Inc.	30,500	2,050,210

		9,692,540
Air Freight & Logistics — 0.8%
UTi Worldwide, Inc. (a)	184,757	2,230,017
Auto Components — 1.0%
Tenneco, Inc. (a)	46,974	2,659,198
Automobiles — 0.8%
Thor Industries, Inc.	37,613	2,101,438
Banks — 6.2%
Centerstate Banks, Inc.	125,700	1,497,087
FCB Financial Holdings, Inc., Class A (a)	71,800	1,769,152
First BanCorp Puerto Rico (a)	308,000	1,807,960
First Financial Bancorp	26,300	488,917
First Horizon National Corp.	49,400	670,852
NBT Bancorp, Inc.	13,400	352,018
Opus Bank (a)	54,000	1,531,980
PrivateBancorp, Inc.	34,000	1,135,600
S&T Bancorp, Inc.	72,800	2,170,168
TriState Capital Holdings, Inc. (a)	168,300	1,723,392
United Bankshares, Inc.	77,200	2,891,140
United Community Banks, Inc./GA	25,700	486,758
Wintrust Financial Corp.	5,900	275,884

		16,800,908
Beverages — 0.5%
Cott Corp.	197,452	1,358,470
Biotechnology — 0.4%
MannKind Corp. (a)(b)	195,998	1,022,130
XOMA Corp. (a)(b)	5,307	19,052

		1,041,182
Building Products — 1.6%
Continental Building Products, Inc. (a)	106,600	1,890,018
Norcraft Cos., Inc. (a)	131,000	2,528,300

		4,418,318
Capital Markets — 2.4%
FXCM, Inc., Class A	132,500	2,195,525
Marcus & Millichap, Inc. (a)	133,899	4,452,142

		6,647,667
Chemicals — 3.2%
Axiall Corp.	43,207	1,835,001
Huntsman Corp.	65,700	1,496,646
Kraton Performance Polymers, Inc. (a)	105,977	2,203,262
OM Group, Inc.	50,800	1,513,840
Rockwood Holdings, Inc.	20,091	1,583,171

		8,631,920
Commercial Services & Supplies — 0.7%
Matthews International Corp., Class A	40,932	1,992,160
Communications Equipment — 1.5%
ARRIS Group, Inc. (a)	53,700	1,621,203
Ixia (a)(b)	139,000	1,563,750
Procera Networks, Inc. (a)(b)	137,200	986,468

		4,171,421
Construction & Engineering — 3.3%
EMCOR Group, Inc.	82,700	3,679,323

Common Stocks	Shares	Value
Construction & Engineering (concluded)
MYR Group, Inc. (a)	118,500	$3,246,900
Orion Marine Group, Inc. (a)	193,756	2,141,004

		9,067,227
Consumer Finance — 1.9%
Cash America International, Inc.	65,200	1,474,824
Enova International, Inc. (a)	69,906	1,556,108
Ezcorp, Inc., Class A (a)	116,600	1,370,050
Springleaf Holdings, Inc. (a)	20,600	745,102

		5,146,084
Containers & Packaging — 0.3%
Rock-Tenn Co., Class A	15,200	926,896
Diversified Consumer Services — 0.8%
Lincoln Educational Services Corp.	238,567	672,759
Regis Corp. (a)	16,740	280,562
ServiceMaster Global Holdings, Inc. (a)	41,426	1,108,974

		2,062,295
Electric Utilities — 3.6%
ALLETE, Inc.	71,400	3,936,996
El Paso Electric Co.	93,400	3,741,604
PNM Resources, Inc.	70,000	2,074,100

		9,752,700
Electronic Equipment, Instruments & Components — 5.7%
Anixter International, Inc. (a)	34,700	3,069,562
Ingram Micro, Inc., Class A (a)	80,100	2,213,964
OSI Systems, Inc. (a)	38,244	2,706,528
Plexus Corp. (a)	78,900	3,251,469
SYNNEX Corp. (b)	56,200	4,392,592

		15,634,115
Energy Equipment & Services — 1.8%
Carbo Ceramics, Inc.	27,100	1,085,355
McDermott International, Inc. (a)(b)	252,100	733,611
Pioneer Energy Services Corp. (a)	63,130	349,740
Superior Energy Services, Inc.	100,600	2,027,090
TETRA Technologies, Inc. (a)	123,900	827,652

		5,023,448
Food & Staples Retailing — 1.7%
Smart & Final Stores, Inc. (a)	61,700	970,541
SUPERVALU, Inc. (a)	391,000	3,792,700

		4,763,241
Food Products — 0.4%
Pinnacle Foods, Inc.	28,043	989,918
Gas Utilities — 1.9%
Northwest Natural Gas Co.	35,400	1,766,460
South Jersey Industries, Inc.	45,300	2,669,529
Southwest Gas Corp.	9,900	611,919

		5,047,908
Health Care Equipment & Supplies — 9.1%
Accuray, Inc. (a)	369,477	2,789,551
Hansen Medical, Inc. (a)(b)	1,227,471	682,228
Invacare Corp.	219,480	3,678,485
Lumenis Ltd., Class B (a)	175,166	1,636,050
Merit Medical Systems, Inc. (a)	154,962	2,685,491
NuVasive, Inc. (a)	104,921	4,948,074
OraSure Technologies, Inc. (a)	296,288	3,004,360
Tandem Diabetes Care, Inc. (a)	101,102	1,283,995

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	5

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Thoratec Corp. (a)	123,479	$4,008,128

		24,716,362
Health Care Providers & Services — 1.5%
Owens & Minor, Inc.	113,588	3,988,075
Hotels, Restaurants & Leisure — 0.5%
Papa John’s International, Inc.	24,850	1,386,630
Household Durables — 0.5%
The New Home Co., Inc. (a)(b)	5,595	81,016
Taylor Morrison Home Corp., Class A (a)	69,103	1,305,356

		1,386,372
Insurance — 3.6%
Argo Group International Holdings Ltd.	35,200	1,952,544
Fidelity & Guaranty Life	83,900	2,036,253
Heritage Insurance Holdings, Inc. (a)(b)	110,400	2,145,072
Maiden Holdings Ltd.	107,200	1,371,088
Safety Insurance Group, Inc.	36,385	2,329,004

		9,833,961
IT Services — 0.7%
Euronet Worldwide, Inc. (a)	34,461	1,891,909
Life Sciences Tools & Services — 1.2%
Pacific Biosciences of California, Inc. (a)	433,678	3,400,035
Machinery — 5.3%
Actuant Corp., Class A	97,200	2,647,728
Albany International Corp., Class A	60,700	2,305,993
Barnes Group, Inc.	84,200	3,116,242
CIRCOR International, Inc.	11,071	667,360
Crane Co.	40,800	2,394,960
The Manitowoc Co., Inc.	34,000	751,400
RBC Bearings, Inc.	41,100	2,652,183

		14,535,866
Media — 2.0%
AMC Entertainment Holdings, Inc., Class A	59,771	1,564,805
Carmike Cinemas, Inc. (a)	49,627	1,303,701
Cumulus Media, Inc., Class A (a)(b)	261,242	1,105,054
Live Nation Entertainment, Inc. (a)	56,546	1,476,416

		5,449,976
Metals & Mining — 1.7%
Haynes International, Inc.	56,905	2,759,893
Materion Corp.	21,514	757,938
Rubicon Minerals Corp. (a)	1,245,844	1,208,469

		4,726,300
Multiline Retail — 0.8%
Fred’s, Inc., Class A	130,964	2,280,083
Multi-Utilities — 0.9%
Northwestern Corp.	45,700	2,585,706
Oil, Gas & Consumable Fuels — 3.3%
Africa Oil Corp. (a)(b)	289,000	599,492
Bill Barrett Corp. (a)	169,035	1,925,309
Emerald Oil, Inc. (a)(b)	315,315	378,378
Navigator Holdings Ltd. (a)	12,000	252,720
Oasis Petroleum, Inc. (a)	141,156	2,334,720
SM Energy Co.	68,200	2,631,156
StealthGas, Inc. (a)	138,200	872,042

		8,993,817
Paper & Forest Products — 1.0%
PH Glatfelter Co.	77,800	1,989,346
Schweitzer-Mauduit International, Inc.	15,176	641,945

		2,631,291

Common Stocks	Shares	Value
Professional Services — 1.3%
Kforce, Inc.	141,400	$3,411,982
Real Estate Investment Trusts (REITs) — 8.8%
Armada Hoffler Properties, Inc.	140,431	1,332,690
Ashford Hospitality Prime, Inc.	110,108	1,889,453
CyrusOne, Inc.	89,057	2,453,520
Education Realty Trust, Inc. (b)	96,718	3,538,912
LTC Properties, Inc.	88,260	3,810,184
Monmouth Real Estate Investment Corp. (b)	182,028	2,015,050
Pennsylvania Real Estate Investment Trust	207,043	4,857,229
Rouse Properties, Inc.	178,180	3,299,894
Washington Prime Group, Inc. (b)	40,748	701,681

		23,898,613
Semiconductors & Semiconductor Equipment — 2.9%
DSP Group, Inc. (a)	160,000	1,739,200
Exar Corp. (a)(b)	109,200	1,113,840
RF Micro Devices, Inc. (a)(b)	127,049	2,107,743
Teradyne, Inc.	40,300	797,537
Veeco Instruments, Inc. (a)	60,500	2,110,240

		7,868,560
Software — 2.9%
Bottomline Technologies, Inc. (a)(b)	117,303	2,965,420
Mentor Graphics Corp.	76,600	1,679,072
PTC, Inc. (a)	59,300	2,173,345
Take-Two Interactive Software, Inc. (a)	13,200	369,996
Zynga, Inc., Class A (a)	283,000	752,780

		7,940,613
Specialty Retail — 5.0%
Abercrombie & Fitch Co., Class A	63,702	1,824,425
Boot Barn Holdings, Inc. (a)	18,100	329,420
The Children’s Place Retail Stores, Inc.	16,636	948,252
Genesco, Inc. (a)(b)	41,473	3,177,661
The Men’s Wearhouse, Inc.	76,553	3,379,815
Murphy USA, Inc. (a)	29,918	2,060,153
Penske Automotive Group, Inc.	38,266	1,877,713

		13,597,439
Textiles, Apparel & Luxury Goods — 1.3%
G-III Apparel Group Ltd. (a)	16,503	1,666,968
Vera Bradley, Inc. (a)	96,686	1,970,461

		3,637,429
Thrifts & Mortgage Finance — 0.5%
Essent Group Ltd. (a)	58,000	1,491,180
Trading Companies & Distributors — 0.3%
DXP Enterprises, Inc. (a)	14,300	722,579
Total Common Stocks — 99.2%		270,533,849

Warrants (c)
Biotechnology — 0.1%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	53,200	95,760
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	47,650	44,553
Total Warrants — 0.1%		140,313
Total Long-Term Investments (Cost — $239,172,553) — 99.3%		270,674,162

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	2,536,061	$2,536,061

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (d)(e)(f)	$22,646	22,645,608
Total Short-Term Securities (Cost — $25,181,669) — 9.2%		25,181,669

Value
Total Investments (Cost — $264,354,222) — 108.5%	$295,855,831
Liabilities in Excess of Other Assets — (8.5)%	(23,228,995)

Net Assets — 100.0%	$272,626,836

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	During the year ended December 31, 2014, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,786,654	749,407	2,536,061	$2,581
BlackRock Liquidity Series, LLC, Money Market Series	$22,112,391	$533,217	$22,645,608	$549,315

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	7

Schedule of Investments (concluded)	BlackRock Value Opportunities V.I. Fund

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$270,533,849	—	—	$270,533,849
Warrants[1]	95,760	$44,553	—	140,313
Short-Term Securities	2,536,061	22,645,608	—	25,181,669

Total	$273,165,670	$22,690,161	—	$295,855,831

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $22,645,608 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014	BlackRock Value Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $21,765,611) (cost — $239,172,553)	$270,674,162
Investments at value — affiliated (cost — $25,181,669)	25,181,669
Investments sold receivable	2,211,629
Dividends receivable — unaffiliated	132,107
Capital shares sold receivable	82,452
Securities lending income receivable — affiliated	28,454
Receivable from Manager	26,320
Dividends receivable — affiliated	214
Prepaid expenses	1,552

Total assets	298,338,559

Liabilities
Collateral on securities loaned at value	22,645,608
Investments purchased payable	2,628,232
Capital shares redeemed payable	57,842
Investment advisory fees payable	170,293
Officer’s and Directors’ fees payable	4,026
Distribution fees payable	2,158
Other affiliates payable	1,452
Other accrued expenses payable	202,112

Total liabilities	25,711,723

Net Assets	$272,626,836

Net Assets Consist of
Paid-in capital	236,856,505
Undistributed net investment income	29,233
Accumulated net realized gain	4,239,489
Net unrealized appreciation/depreciation	31,501,609

Net Assets	$272,626,836

Net Asset Value
Class I — Based on net assets of $260,860,322 and 9,674,945 shares outstanding, 100 million shares authorized, $0.10 par value	$26.96

Class II — Based on net assets of $3,764,072 and 139,856 shares outstanding, 100 million shares authorized, $0.10 par value	$26.91

Class III — Based on net assets of $8,002,442 and 368,287 shares outstanding, 10 million shares authorized, $0.10 par value	$21.73

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	9

Statement of Operations

Year Ended December 31, 2014	BlackRock Value Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$3,006,393
Securities lending — affiliated — net	549,315
Dividends — affiliated	2,581
Foreign taxes withheld	(6,945)

Total income	3,551,344

Expenses
Investment advisory	2,099,792
Distribution — Class II	6,107
Distribution — Class III	20,848
Transfer agent	3,012
Transfer agent — Class I	513,711
Transfer agent — Class II	8,464
Transfer agent — Class III	14,440
Accounting services	66,435
Professional	54,091
Custodian	39,112
Printing	25,128
Officer and Directors	20,198
Miscellaneous	19,381

Total expenses	2,890,719
Less fees waived by Manager	(4,705)
Less transfer agent fees reimbursed — Class I	(326,413)
Less transfer agent fees reimbursed — Class II	(4,800)
Less transfer agent fees reimbursed — Class III	(13,662)

Total expenses after fees waived and reimbursed	2,541,139

Net investment income	1,010,205

Realized and Unrealized Gain (Loss)
Net realized gain from investments	45,863,341
Net change in unrealized appreciation/depreciation on investments	(32,735,512)

Net realized and unrealized gain	13,127,829

Net Increase in Net Assets Resulting from Operations	$14,138,034

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Value Opportunities V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$1,010,205	$941,334
Net realized gain	45,863,341	47,025,142
Net change in unrealized appreciation/depreciation	(32,735,512)	44,057,249

Net increase in net assets resulting from operations	14,138,034	92,023,725

Distributions to Shareholders From[1]
Net investment income:
Class I	(673,029)	(1,320,612)
Class II	(2,387)	(16,084)
Class III	(9,977)	(34,806)
Net realized gain:
Class I	(17,110,220)	—
Class II	(247,624)	—
Class III	(642,158)	—

Decrease in net assets resulting from distributions to shareholders	(18,685,395)	(1,371,502)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(15,635,691)	(26,943,592)

Net Assets
Total increase (decrease) in net assets	(20,183,052)	63,708,631
Beginning of year	292,809,888	229,101,257

End of year	$272,626,836	$292,809,888

Undistributed (distributions in excess of) net investment income, end of year	$29,233	$(295,579)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	11

Financial Highlights	BlackRock Value Opportunities V.I. Fund

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$27.48	$19.39	$17.16	$17.66	$13.79

Net investment income[1]	0.10	0.09	0.09	0.07	0.08
Net realized and unrealized gain (loss)	1.35	8.13	2.23	(0.50)	3.87

Net increase (decrease) from investment operations	1.45	8.22	2.32	(0.43)	3.95

Distributions from:[2]
Net investment income	(0.08)	(0.13)	(0.09)	(0.07)	(0.08)
Net realized gain	(1.89)	—	—	—	—

Total distributions	(1.97)	(0.13)	(0.09)	(0.07)	(0.08)

Net asset value, end of year	$26.96	$27.48	$19.39	$17.16	$17.66

Total Return[3]
Based on net asset value	5.22%	42.40%	13.54%	(2.43)%	28.69%[4]

Ratios to Average Net Assets
Total expenses	1.02%	1.00%	0.95%	0.84%	0.84%

Total expenses after fees waived and reimbursed	0.90%	0.90%	0.87%	0.84%	0.84%

Net investment income	0.37%	0.37%	0.48%	0.37%	0.54%

Supplemental Data
Net assets, end of year (000)	$260,860	$279,345	$213,871	$216,551	$255,596

Portfolio turnover rate	57%	66%	47%	45%	55%

	Class II
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$27.43	$19.35	$17.13	$17.62	$13.76

Net investment income[1]	0.05	0.05	0.06	0.04	0.06
Net realized and unrealized gain (loss)	1.34	8.12	2.22	(0.49)	3.86

Net increase (decrease) from investment operations	1.39	8.17	2.28	(0.45)	3.92

Distributions from:[2]
Net investment income	(0.02)	(0.09)	(0.06)	(0.04)	(0.06)
Net realized gain	(1.89)	—	—	—	—

Total distributions	(1.91)	(0.09)	(0.06)	(0.04)	(0.06)

Net asset value, end of year	$26.91	$27.43	$19.35	$17.13	$17.62

Total Return[3]
Based on net asset value	5.03%	42.25%	13.31%	(2.55)%	28.50%[5]

Ratios to Average Net Assets
Total expenses	1.19%	1.14%	1.16%	0.99%	0.99%

Total expenses after fees waived and reimbursed	1.07%	1.04%	1.04%	0.99%	0.99%

Net investment income	0.20%	0.22%	0.31%	0.21%	0.38%

Supplemental Data
Net assets, end of year (000)	$3,764	$4,701	$3,968	$3,980	$5,143

Portfolio turnover rate	57%	66%	47%	45%	55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Financial Highlights (concluded)	BlackRock Value Opportunities V.I. Fund

	Class III
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.50	$15.90	$14.09	$14.50	$11.35

Net investment income[1]	0.04	0.02	0.04	0.02	0.05
Net realized and unrealized gain (loss)	1.11	6.67	1.83	(0.40)	3.16

Net increase (decrease) from investment operations	1.15	6.69	1.87	(0.38)	3.21

Distributions from:[2]
Net investment income	(0.03)	(0.09)	(0.06)	(0.03)	(0.06)
Net realized gain	(1.89)	—	—	—	—

Total distributions	(1.92)	(0.09)	(0.06)	(0.03)	(0.06)

Net asset value, end of year	$21.73	$22.50	$15.90	$14.09	$14.50

Total Return[3]
Based on net asset value	5.07%	42.08%	13.28%	(2.61)%	28.31%[4]

Ratios to Average Net Assets
Total expenses	1.25%	1.32%	1.21%	1.09%	1.09%

Total expenses after fees waived and reimbursed	1.09%	1.09%	1.08%	1.09%	1.09%

Net investment income	0.18%	0.13%	0.28%	0.11%	0.37%

Supplemental Data
Net assets, end of year (000)	$8,002	$8,764	$11,262	$10,571	$11,700

Portfolio turnover rate	57%	66%	47%	45%	55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	13

Notes to Financial Statements	BlackRock Value Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Value Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$24,122	$(24,122)	—
BNP Paribas S.A.	14,480	(14,480)	—
Citigroup Global Markets, Inc.	273,049	(273,049)	—
Credit Suisse Securities (USA) LLC	2,518,821	(2,518,821)	—
Goldman Sachs & Co.	4,345,668	(4,345,668)	—
JP Morgan Securities LLC	407,368	(407,368)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	271,276	(271,276)	—
Morgan Stanley	13,760,850	(13,760,850)	—
UBS Securities LLC	149,977	(149,977)	—

Total	$21,765,611	$(21,765,611)	—

[1]

Collateral with a value of $22,645,608 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $2,985 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2014, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. Prior to May 1, 2014, this reimbursement was voluntary. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid BIM $210,770 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2014, the purchase and sales transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $1,311,590 and $4,166,650, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $156,579,034 and $189,417,954, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$685,393	$1,371,502
Long-term capital gains	18,000,002	—
Total	$18,685,395	$1,371,502

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$36,132
Undistributed long-term capital gains	4,738,063
Net unrealized gains[1]	30,996,136

Total	$35,770,331

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

During the year ended December 31, 2014, the Fund utilized $23,340,781 of its capital loss carryforward.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$264,859,695

Gross unrealized appreciation	$49,033,398
Gross unrealized depreciation	(18,037,262)

Net unrealized appreciation	$30,996,136

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Value Opportunities V.I. Fund

to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2014, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	272,829	$7,619,384	454,296	$10,553,608
Shares issued in reinvestment of distributions	654,708	17,783,249	48,923	1,320,612
Shares redeemed	(1,419,005)	(39,638,942)	(1,367,416)	(32,302,241)

Net decrease	(491,468)	$(14,236,309)	(864,197)	$(20,428,021)

Class II
Shares sold	587	$16,056	921	$20,831
Shares issued in reinvestment of distributions	9,221	250,011	601	16,084
Shares redeemed	(41,367)	(1,141,813)	(35,143)	(815,268)

Net decrease	(31,559)	$(875,746)	(33,621)	$(778,353)

Class III
Shares sold	55,250	$1,262,539	77,554	$1,469,270
Shares issued in reinvestment of distributions	29,788	652,135	1,585	34,806
Shares redeemed	(106,184)	(2,438,310)	(398,080)	(7,241,294)

Net decrease	(21,146)	$(523,636)	(318,941)	$(5,737,218)

Total Net Decrease	(544,173)	$(15,635,691)	(1,216,759)	$(26,943,592)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Value Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2015

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013.	29 RICs consisting of 97 Portfolios	None

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Company’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Company covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Director[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Laurence D. Fink 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Company based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Company serve at the pleasure of the Board.
Further information about the Company’s Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Company and Jennifer McGovern became a Vice President of the Company.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Company.

Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of the Company.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited[1] Edinburgh, United Kingdom BlackRock Asset Management North Asia Limited[2] Hong Kong BlackRock (Singapore) Limited[2] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 Brown Brothers Harriman & Co.[4] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.

[2]	For BlackRock Managed Volatility V.I. Fund.

[3]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

[4]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2014

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-12/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$38,191	$37,463	$0	$0	$12,850	$12,850	$0	$0
BlackRock Capital Appreciation V.I. Fund	$22,839	$22,263	$0	$0	$12,850	$13,850	$0	$0
BlackRock Equity Dividend V.I. Fund	$20,466	$20,263	$0	$0	$15,350	$8,000	$0	$0
BlackRock Global Allocation V.I. Fund	$44,706	$41,463	$0	$0	$9,500	$20,350	$0	$0
BlackRock Global Opportunities V.I. Fund	$28,596	$26,563	$0	$0	$15,100	$12,500	$0	$0
BlackRock High Yield V.I. Fund	$35,472	$34,163	$0	$0	$13,750	$13,750	$0	$0
BlackRock International V.I. Fund	$30,843	$29,663	$0	$0	$13,850	$13,850	$0	$0
BlackRock iShares Alternative Strategies V.I. Fund	$25,250	N/A	$0	N/A	$13,850	N/A	$0	N/A

BlackRock iShares Dynamic Allocation V.I. Fund	$25,250	N/A	$0	N/A	$13,850	N/A	$0	N/A
BlackRock iShares Dynamic Fixed Income V.I. Fund	$22,220	N/A	$0	N/A	$12,850	N/A	$0	N/A
BlackRock iShares Equity Appreciation V.I. Fund	$22,220	N/A	$0	N/A	$12,850	N/A	$0	N/A
BlackRock Large Cap Core V.I. Fund	$31,020	$30,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock Large Cap Growth V.I. Fund	$22,839	$22,263	$0	$0	$12,850	$12,850	$0	$0
BlackRock Large Cap Value V.I. Fund	$22,839	$22,263	$0	$0	$12,850	$12,850	$0	$0
BlackRock Managed Volatility V.I. Fund	$30,970	$29,963	$0	$0	$8,800	$8,800	$0	$0
BlackRock Money Market V.I. Fund	$23,243	$22,663	$0	$0	$9,600	$9,600	$0	$0
BlackRock S&P 500 Index V.I. Fund	$31,020	$30,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock Total Return V.I. Fund	$40,413	$34,763	$0	$0	$15,100	$15,100	$0	$0
BlackRock U.S. Government Bond V.I. Fund	$31,500	$29,963	$0	$0	$8,000	$15,100	$0	$0
BlackRock Value Opportunities V.I. Fund	$27,990	$27,363	$0	$0	$12,850	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$12,850	$12,850
BlackRock Capital Appreciation V.I. Fund	$12,850	$13,850
BlackRock Equity Dividend V.I. Fund	$15,350	$8,000
BlackRock Global Allocation V.I. Fund	$9,500	$20,350
BlackRock Global Opportunities V.I. Fund	$15,100	$12,500
BlackRock High Yield V.I. Fund	$13,750	$13,750
BlackRock International V.I. Fund	$13,850	$13,850
BlackRock iShares Alternative Strategies V.I. Fund	$13,850	N/A
BlackRock iShares Dynamic Allocation V.I. Fund	$13,850	N/A

BlackRock iShares Dynamic Fixed Income V.I. Fund	$12,850	N/A
BlackRock iShares Equity Appreciation Fund	$12,850	N/A
BlackRock Large Cap Core V.I. Fund	$12,850	$12,850
BlackRock Large Cap Growth V.I. Fund	$12,850	$12,850
BlackRock Large Cap Value V.I. Fund	$12,850	$12,850
BlackRock Managed Volatility V.I. Fund	$8,800	$8,800
BlackRock Money Market V.I. Fund	$9,600	$9,600
BlackRock S&P 500 Index V.I. Fund	$12,850	$12,850
BlackRock Total Return V.I. Fund	$15,100	$15,100
BlackRock U.S. Government Bond V.I. Fund	$8,100	$15,100
BlackRock Value Opportunities V.I. Fund	$12,850	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: February 27, 2015